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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8817
ING Equity Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2007

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

May 31, 2007

Classes A, B, C, I, M, O and Q

Domestic Equity and Income Fund

• ING Real Estate Fund

Domestic Equity Growth Funds

• ING Fundamental Research Fund
• ING LargeCap Growth Fund
• ING MidCap Opportunities Fund
• ING Opportunistic LargeCap Fund
• ING SmallCap Opportunities Fund

Domestic Equity Value Funds

• ING Financial Services Fund
• ING LargeCap Value Fund
• ING MagnaCap Fund
• ING SmallCap Value Choice Fund

•	ING Value Choice Fund

(formerly, ING MidCap Value Choice Fund)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder:

We are only half way through the year and investors have witnessed some remarkable events. We have seen market downturns following February’s single-day freefall in Chinese stocks and, here at home, there were similar repercussions after a drop in the U.S. sub-prime mortgage industry.

But there have also been many positive developments as well. Earnings and growth continue in the U.S. equities markets. At this writing, the Federal Reserve Board remains on hold with regard to additional interest rate increases. We also have witnessed several record-setting trading days in the markets.

So, what do we make of these contrasting signals? When friends and colleagues in the industry voice concerns about these seemingly divergent signposts, I remind them that such ongoing events are fairly normal and that they underscore the importance of a well-diversified investment strategy. Studies have shown that a portfolio allocated across a diverse group of asset classes and investment sectors can help provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing our clients with a diverse and comprehensive line-up of innovative investment products — both domestically and globally, all designed as potential solutions to your investment needs, whatever your investing goals.

Sincerely,

Shaun P. Mathews
President
ING Funds
June 15, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:      YEAR ENDED MAY 31, 2007

In our semi-annual report, we described resilient stock markets in the face of a sudden loss of risk appetite and record oil prices. In the second half of our fiscal year, a number of shocks and corrections also struck. But again, by the time it was over, markets had mostly taken the upsets in stride. Global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World Index”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), gained 12.1% for the six months ended May 31, 2007 and a handsome 23.3% for the year ended May 31, 2007. In currencies, the U.S. dollar’s early strides were ultimately retraced on expectations that that European interest rates were on the way up while those in the U.S. were not. This sent the euro to a new all time closing high against the U.S. dollar on April 18, 2007 and the pound to its highest level in over 25 years. The yen, however, was buffeted by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. For the six months ended May 31, 2007, the dollar fell 1.6% against the euro, 0.7% against the pound but gained 5.1% on the yen.

U.S. markets entered the second half of our fiscal year against a backdrop of a stable federal funds rate since June 2006 and a slowing economy dragged by a slumping housing market. By the end of December 2006, this was showing some signs of bottoming out, with unexpectedly good new and existing housing sales figures reported in the last few days of 2006, along with rebounding consumer confidence. Early reports in 2007 sustained this view and estimated fourth quarter 2006 gross domestic product (“GDP”) growth was an impressive 3.5%.

But from February 2007, it soon became apparent that the improvement in housing figures had only reflected the mild weather of early winter. New starts, sales and prices were now falling. GDP growth was sharply revised down to 2.5%. To make matters worse the country’s largest sub-prime mortgage lenders were reporting major losses.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally.

The housing gloom continued into the second quarter. Foreclosures in April 2007 were 62% higher than one year earlier. Any respite in new home sales was attributed to price discounts and incentives. Existing home prices were reported as falling in the first quarter of 2007 year over year for the first time since 1991. Homebuilder confidence was eroding fast. The effect on GDP was clear. Growth in the latest quarter was reported at below 1%, the lowest since 2003.

Yet the feeling persisted that while the sub-prime debacle was more serious than at first thought and its effect more pervasive, the chance of it tripping the economy into recession was remote. Other measures of activity held up rather well. The consumer was still spending. Unemployment remained light at 4.5%. Purchasing managers’ indices for both manufacturing and service industries surprised on the upside. A rebound seemed not far away.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the second half of our fiscal year. Short Treasury yields fell and longer yields rose particularly in the last few months, surely reflecting the confidence-shaking events of February 2007, as well as the Federal Open Market Committee’s (“FOMC”) somewhat curious removal of its tightening bias on March 21, 2007, while still citing inflation as the predominant concern.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, stood up well to sub-prime mortgage lending issues and rose 10.3% for the second six months ended May 31, 2007 and finally on May 30, 2007 breaching its record set in March 2000. This was despite a 3.5% fall in reaction to events in China. Investors might have been depressed in anticipation of the first quarter in fifteen with less than double-digit year-over-year percentage profits growth for companies that make up the index. But, the average earnings growth rate that was emerging as our year ended was more than double what had been feared. Sentiment was also boosted by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity.

Internationally, the MSCI Japan® Index rose 11.35% for the six months ended May 31, 2007, amid the usual contradictory mix of economic statistics. GDP growth held up well after the fastest quarterly expansion in three years. Unemployment remained at a nine-year low. But consumer prices and wages started falling again, forcing the Bank of Japan, which raised interest rates in February 2007 to a still wafer-

2

MARKET PERSPECTIVE:      YEAR ENDED MAY 31, 2007

thin 0.5%, to leave them there, keeping the carry trade in business. For the year ended May 31, 2007, the MSCI Japan® Index returned 15.56%. Europe ex UK® Index surged 17.2% in the second half on the basis of high consumer and business confidence, the lowest Eurozone unemployment since records began, benign inflation just below 2% and continuing merger and acquisition activity. This was despite two interest rate increases, higher German value-added-tax (“VAT”) and a strong euro. For the year ended May 31, 2007, the MSCI Europe ex UK® Index returned 31.0%. In the UK, a housing boom and robust service sector raised year over year GDP growth to 3.0% or close to it. The Bank of England raised rates twice to 5.5%, the highest in six years. But non-financial companies were making record profits. By the end of the fiscal year, retail sales were buoyant and consumer confidence was high. Again encouraged by mergers and acquisitions, the MSCI UK® Index responded with an 11.6% advance for the six months ended May 31, 2007 and for the year ended May 31, 2007 returned 20.2%.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, both of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 28.13% compared to the Morgan Stanley Capital International U.S. REIT Index (“MSCI U.S. REIT® Index”), which returned 30.37%, for the same period.

Portfolio Specifics: The Fund’s performance for the period was strong on an absolute basis. Stock selection was a positive contributor to relative performance but was offset by sector allocation decisions. Cash drag from even our modest cash position and our sector weightings to the apartment and hotel sectors detracted from overall returns. Security selection in the office, mall, health care, industrial and storage sectors was additive to relative performance. Our best performing office company investments include: Equity Office Properties (return of 69%), Highwoods Properties (return of 47%), Boston Properties, Inc. (return of 47%), and SL Green Realty Corp. (return of 44%). Equity Office Properties was taken private in February 2007 at a significant premium to its pre-announcement trading level.

In the mall sector, our overweight positions in Taubman Centers, Inc. (return of 46%), Simon Property Group, Inc. (return of 40%), and

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Macerich Co. (return of 34%), contributed to positive relative performance in the last 12 months.

Security selection in the hotel and apartment sectors lagged the benchmark for the trailing 12-month period. Investments in Starwood Hotels & Resorts Worldwide, Inc. and FelCor Lodging Trust, Inc. contributed to underperformance, as the returns on these stocks trailed the Fund’s benchmark.

Current Strategy and Outlook: Given the current economic environment, accelerating earnings outlook, and relative valuation, our favorite property sectors continue to be apartments, office, malls, and hotels.

We remain cautiously optimistic about the total return prospects for an actively managed portfolio of real estate company stocks. Valuations are elevated relative to historic norms, but this, in our opinion, appears justified given the moderate growth economic outlook and the improving fundamentals of commercial real estate markets.

The private market investment funds continue to support current real estate stock prices and valuations. Eleven real estate investment trust (“REIT”) merger and acquisition deals have been announced in 2007. We expect more deals to follow as private equity firms take advantage of the continuing lack of premium pricing for REITs relative to net asset values (“NAVs”). At the Fund’s year end, we estimate that the average REIT is trading at 2% discount to NAV. We continue to position the Fund to take advantage of this trend in our belief that, over the long-term, quality companies should trade at a premium to the NAV, not at a discount.

We believe real estate fundamentals remain attractive, and in our opinion the economy continues to walk the fine line between “not too hot” and

Top Ten Holdings

as of May 31, 2007
(as a percent of net assets)

Simon Property Group, Inc.	7.9%

Boston Properties, Inc.	5.8%

Vornado Realty Trust	5.3%

Host Hotels & Resorts, Inc.	4.7%

Prologis	4.6%

Archstone-Smith Trust	4.4%

General Growth Properties, Inc.	4.4%

SL Green Realty Corp.	4.2%

AvalonBay Communities, Inc.	3.8%

Equity Residential	3.5%

Portfolio holdings are subject to change daily.

“not too cold.” We believe REITs should continue to deliver positive results and returns. With secure dividends and earnings growth of 7%-9%, we believe that total returns in 2007 will be between 8%-12%, very much in line with long-term average annual returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
				of Class A		of Class B		of Class C		of Class O		of Class Q
	1 Year	5 Year	10 Year	December 20, 2002		November 20, 2002		January 17, 2003		September 15, 2004		December 20, 2006

Including Sales Charge:
Class A(1)	20.78%	—	—	25.24%		—		—		—		—
Class B(2)	22.24%	—	—	—		25.37%		—		—		—
Class C(3)	26.21%	—	—	—		—		27.03%		—		—
Class I	28.55%	21.94%	15.43%	—		—		—		—		—
Class O	28.15%	—	—	—		—		—		26.27%		—
Class Q	—	—	—	—		—		—		—		3.35%

Excluding Sales Charge:
Class A	28.13%	—	—	26.91%		—		—		—		—
Class B	27.24%	—	—	—		25.57%		—		—		—
Class C	27.21%	—	—	—		—		27.03%		—		—
Class I	28.55%	21.94%	15.43%	—		—		—		—		—
Class O	28.15%	—	—	—		—		—		26.27%		—
Class Q	—	—	—	—		—		—		—		3.35%
MSCI U.S. REIT® Index(4)	30.37%	21.58%	14.72%	26.56	%(5)	26.24	%(6)	27.96	%(7)	24.12	%(8)	3.28	%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

(5)Since inception for index is shown from January 1, 2003.

(6)Since inception for index is shown from December 1, 2002.

(7)Since inception for index is shown from February 1, 2003.

(8)Since inception for index is shown from September 1, 2004.

(9)Since inception for index is shown from January 1, 2007.

5

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher Corapi, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.12% compared to Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 22.79%, for the same period.

Portfolio Specifics: Stock selection in consumer staples and industrials aided performance. In contrast, underderperformance during the period can largely be attributed to stock selection in information technology and energy.

Precision Castparts Corp. and General Cable Corp. were two industrial holdings that aided performance. Precision Castparts Corp. continues to be a beneficiary of strength in the aerospace market. We believe that this cycle could extend further than expected once established U.S. and Europe carriers re-enter the market and the next generation narrow-body planes are introduced. Our investment in companies with exposure to utility transmission and distribution, such as General Cable Corp., continue to benefit from utility company spending to increase the reliability of the electric grid. CVS Caremark Corp. was a top performer for the Fund during this period. We believe the company should see upside from several positive catalysts going forward including synergies

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

from its SavOn integration as well as its generic drug offerings and strong prescription growth.

In contrast, our decision not to own Apple, Inc., for a majority of the reporting period, within in the technology sector acted as a drag relative on performance. Excitement over the upcoming release of the company’s iPhone continued to drive its stock price higher. Our investment in Motorola, Inc. was hurt by disappointing handset sales during the holiday season causing inventory concerns. Evergreen Energy, Inc. and Weatherford international Ltd.

were the largest performance drags in the energy sector. Weatherford International Ltd. was hurt by a sharp and unanticipated decline in natural gas prices in the third quarter of 2006. Finally, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones we had viewed as within reach. The positions in Motorola, Inc., Weatherford International Ltd. and Evergreen Energy, Inc. have been eliminated from the Fund.

Current Strategy and Outlook: Currently, we believe the Fund is positioned in companies which have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, we believe each stock possesses an attractive valuation and a clear catalyst to improve it. A few of the Fund’s top portfolio positions included Precision Castparts Corp. (discussed above), Mirant Corp., Allegheny Technologies, Inc. and Qualcomm, Inc.

We continue to like companies that have exposure to the aerospace market and we have emphasized suppliers such as Precision Castparts Corp. and Allegheny Technologies, Inc. over manufacturers. In our opinion, we see greater opportunities for

Top Ten Holdings
as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	2.8%

AT&T, Inc.	2.5%

Citigroup, Inc.	2.3%

CVS Caremark Corp.	2.2%

General Cable Corp.	2.2%

Altria Group, Inc.	2.1%

Procter & Gamble Co.	2.0%

Merck & Co., Inc.	2.0%

Intel Corp.	2.0%

Johnson & Johnson	2.0%

Portfolio holdings are subject to change daily.

these companies to augment their earnings power during an upcycle. We also believe Mirant Corp. will continue to benefit from rising power prices, exposure to regions with supply constraints and takeover speculation. Finally, we believe Qualcomm, Inc. will be a beneficiary of the move in the cellular industry to third generation technologies that increase capacity and integrate data services on wireless networks. We expect strength in chipsets and handsets will continue to benefit the company going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I
	1 Year	December 28, 2005		February 6, 2006		April 17, 2006		July 18, 2006

Including Sales Charge:
Class A(1)	12.27%	9.70%		—		—		—
Class B(2)	13.34%	—		10.49%		—		—
Class C(3)	17.60%	—		—		14.53%		—
Class I	—	—		—		—		23.56%

Excluding Sales Charge:
Class A	19.12%	14.36%		—		—		—
Class B	18.34%	—		13.43%		—		—
Class C	18.60%	—		—		14.53%		—
Class I	—	—		—		—		23.56%
S&P 500® Index(4)	22.79%	17.68	%(5)	16.58	%(6)	17.65	%(7)	21.87	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fundamental Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)Since inception performance for index is shown from January 1, 2006.

(6)Since inception performance for index is shown from February 1, 2006.

(7)Since inception performance for index is shown from May 1, 2006.

(8)Since inception performance for index is shown from August 1, 2006.

7

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

ING LargeCap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Schilling and John A. Boselli, Portfolio Managers of Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.04% compared to the Russell 1000® Growth Index and the Russell 1000® Index, which returned 20.37% and 22.93%, respectively, for the same period.

Portfolio Specifics: U.S. equity markets rose strongly for the period, boosted by strong earnings growth and hopes that the U.S. Federal Reserve Board may have achieved an economic “soft landing,” characterized by a slowing rate of growth and modest inflation. Generally, growth stocks continued to trail their value counterparts, as the Russell 1000® Growth Index’s 20.37% return was well below the 25.58% return posted by the Russell 1000® Value Index. In a reversal of trends seen over the last several years, smaller stocks lagged their larger peers: the small company Russell 2000® Index rose 18.92% for the period, behind the Russell 1000® Index’s 22.93% return.

The Fund’s sub-par performance was due primarily to stock selection, with particular weakness among information technology, financials, and consumer staples stocks. Allocation among sectors, a result of the bottom-up stock selection process, was slightly positive. More than half of the Fund’s underperformance was due to information

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

technology holdings, concentrated in three stocks: Marvell Technology Group, Ltd, SanDisk Corp., and Motorola, Inc. Global semiconductor company Marvell Technology Group, Ltd. declined on weak earnings and lowered guidance. We eliminated our position during the period. Shares in communications equipment and services company, Motorola, Inc. declined after reporting disappointing revenue growth due to shortfalls in cell phone and infrastructure sales. We eliminated our holdings due to weakening industry fundamentals. Flash storage device maker SanDisk Corp.’s shares fell as price declines in NAND flash memory raised concerns about an over-supplied market. We eliminated our position. Other stocks that detracted from results during the period included regional bank Commerce Bancorp, Inc. and medical devices company Medtronic, Inc.

Several stocks boosted performance during the year. Shares in pharmaceutical firm Schering-Plough Corp. rose on strong results and investor enthusiasm for the announced acquisition of Organon USA, Inc. We believe the deal will be accretive with marketing and sales synergies, an attractive combined hospital franchise, and premier animal health capabilities. The company is also benefiting from sales of cholesterol drugs Vytorin and Zetia. Franklin Resources, Inc., a global investment management company, saw its shares rise with strong net asset flows. Graphic design and publishing software company Adobe System, Inc.’s stock rose sharply on expectations that the launch of Acrobat 8 signals the start of a new product cycle. Within the high-performing materials sector, our position in Canadian fertilizer firm Potash Corp. of Saskatchewan outperformed on strong demand and pricing, while shares in Brazilian mining company Cia Vale do Rio Doce ADR rose on strong markets for iron ore and nickel.

Current Strategy and Outlook: Our investment approach is very much a “bottom-up” process: we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom up stock picking, at the end of the period we were most overweight information technology, telecommunication services, and industrials. Significant technology holdings included networking giant Cisco Systems, Inc., enterprise software company Oracle Corp., and

Top Ten Holdings
as of May 31, 2007
(as a percent of net assets)

Schering-Plough Corp.	3.8%

Oracle Corp.	3.3%

Cisco Systems, Inc.	3.3%

Google, Inc.	2.9%

General Dynamics Corp.	2.7%

UBS AG — New	2.5%

Cameco Corp.	2.5%

Boeing Co.	2.4%

Network Appliance, Inc.	2.2%

Danaher Corp.	2.2%

Portfolio holdings are subject to change daily.

internet search leader Google, Inc. We remain overweight the industrials sector, largely due to positions in capital goods companies such as General Dynamics Corp., Boeing Co., Danaher Corp., and Fluor Corp. We are underweight consumer stocks broadly, with below benchmark exposures in the consumer staples, health care, and consumer discretionary sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

			Since Inception		Since Inception
			of Classes A, B, C and Q		of Class I
	1 Year	5 Year	July 21, 1997		January 8, 2002

Including Sales Charge:
Class A(1)	9.35%	4.82%	5.99%		—
Class B(2)	10.32%	5.06%	5.93%		—
Class C(3)	14.25%	5.38%	5.93%		—
Class I	16.59%	6.59%	—		1.91%
Class Q	16.33%	6.32%	6.88%		—

Excluding Sales Charge:
Class A	16.04%	6.06%	6.63%		—
Class B	15.32%	5.39%	5.93%		—
Class C	15.25%	5.38%	5.93%		—
Class I	16.59%	6.59%	—		1.91%
Class Q	16.33%	6.32%	6.88%		—
Russell 1000® Growth Index(4)	20.37%	7.50%	3.73	%(6)	4.26	%(7)
Russell 1000® Index(5)	22.93%	10.06%	7.03	%(6)	8.04	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and forecasted growth.

(5)The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6)Since inception performance for indices is shown from August 1, 1997.

(7)Since inception performance for indices is shown from January 1, 2002.

Prior to October 1, 2000 the Fund was managed by a different sub-adviser. The Fund was directly managed by ING Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

9

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING MidCap Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Richard Welsh and Jeff Bianchi, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.49% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 21.34% and 23.76%, respectively, for the same period.

Portfolio Specifics: The Russell Midcap® Growth Index gained 21.34% for the year ended May 2007. A major driver was corporate profit growth which consistently beat expectations during the period. The huge build-up in corporate cash flow resulted in accelerated takeover and buyback activity, which supported higher prices. In addition, private equity activity increased throughout the year much of which was focused on mid-cap companies. Global liquidity was abundant, which led to increased appetite for risk amidst a low interest rate environment.

All sectors delivered double-digit returns for the year, led by materials, utilities, and telecommunication services. Materials returned 43%, largely led by containers & packaging and metals & mining industries. Utilities returned 40%, and telecom’s 36% gain was largely influenced by the wireless segment.

Consumer staples and information technology each posted the weakest return at 15%. Consumer staples results were held back by food retailing, while the primary laggards in information technology were computers and peripherals. The energy sector was the next weakest as it returned 19%.

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Sector allocation (particularly in energy, materials, and consumer discretionary) accounted for all of the underperformance. Stock selection was positive for the period with strong relative returns in industrials, energy, and consumer discretionary.

Luxury retailer Coach, Inc. was the biggest contributor to performance. The company experienced positive business trends from new lines of its core products, the addition of jewelry and other accessories, and strong sales from department store channels. Much of this activity was related to Coach, Inc.’s anniversary year celebration. McDermott International, Inc, an engineering services company, benefited from strong demand for offshore platforms and pipelines. From a regional standpoint, revenue growth accelerated in the Middle East, Asia Pacific and the Caspian regions, and backlog execution has been good. Medco Health Solutions, Inc. reported very strong results due to benefits from generic prescription trends. Medco Health Solutions, Inc. was also helped by the perception that one of their largest competitors was distracted as they were in the midst of being acquired.

Medical device company, Hospira, Inc. was the worst-performing stock in the Fund followed by Citrix Systems, Inc., a supplier of access information software and services. Hospira, Inc., which was spun off by Abbott Laboratories, encountered operating profit pressures during second quarter 2006 due to research and development expenditures, freight and distribution costs and other items related to the spin off. Citrix Systems, Inc. experienced weak licensing growth in its core presentation products. Gen-Probe, Inc., a diagnostic test manufacturer, underperformed despite reporting strong results as uncertainty on the timing of approvals for new products at the Food and Drug Administration weighed on the stock.

Current Strategy and Outlook: The market reached a high for the year spurred by above-consensus earnings, better economic prospects and strong

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

NII Holdings, Inc.	2.5%

McDermott International, Inc.	2.4%

Roper Industries, Inc.	2.4%

Cameron International Corp.	2.3%

General Cable Corp.	2.3%

Peabody Energy Corp.	2.1%

VeriSign, Inc.	1.9%

Cytyc Corp.	1.8%

Coach, Inc.	1.8%

Network Appliance, Inc.	1.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.

takeover and buyback activity. In our opinion, somewhat brighter economic prospects, coupled with high core inflation and rising energy prices, have eliminated market expectations for a lower federal funds rate this year. This thinking is consistent with the view we have held, and even the back-up of 10-year Treasury yields to over 5% is not surprising. We believe the headwinds of higher inflation and interest rates should continue to support earnings growth factors that are an integral part of our investment process. We remain confident in our investment philosophy and focus on companies that have strong business momentum, market recognition and appropriate valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

			Since Inception		Since Inception
			of Classes A, B, C and I		of Class Q
	1 Year	5 Year	August 20, 1998		April 4, 2000

Including Sales Charge:
Class A(1)	11.65%	8.81%	10.09%		—
Class B(2)	12.58%	9.02%	10.09%		—
Class C(3)	16.60%	9.32%	10.04%		—
Class I	19.03%	10.51%	11.26%		—
Class Q	18.79%	10.33%	—		(1.51)%

Excluding Sales Charge:
Class A	18.49%	10.11%	10.84%		—
Class B	17.58%	9.30%	10.09%		—
Class C	17.60%	9.32%	10.04%		—
Class I	19.03%	10.51%	11.26%		—
Class Q	18.79%	10.33%	—		(1.51)%
Russell Midcap® Growth Index(4)	21.34%	13.18%	10.68	%(6)	(0.35	)%(7)
Russell Midcap® Index(5)	23.76%	15.31%	13.96	%(6)	9.47	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5)The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for indices is shown from September 1, 1998.

(7)Since inception performance for indices is shown from April 1, 2000.

11

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Opportunistic LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.11% compared to the Russell 1000® Growth Index, which returned 20.37%, for the same period.

Portfolio Specifics: The Russell 1000® Growth Index gained 20.37% for the year ended May 31, 2007 driven by higher-than-expected corporate profit growth. For the same period, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.11%.

Valuation and earnings quality factors benefited returns while market recognition detracted from performance. Specific valuation factors that were strong included forward price to earnings and price to cash flow. In quality, capital expenditure normalized by rate of returns worked well. Market recognition factors that did not work well during the year were long-term momentum and analyst estimate revisions.

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Overweight allocation to financials and materials benefited the Fund. These gains were partially offset by underweights in information technology and utilities.

Stock selection was the main driver of performance during the period particularly in consumer discretionary, energy, and information technology.

Top individual contributors were WellCare Health Plans, Inc., BMC Software and Guess?, Inc. In contrast, underweight positions in Microsoft Corp. and Apple, Inc. acted as a drag on performance.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

At the end of the twelve-month period, the Fund was overweight consumer discretionary and materials and underweight industrials and information technology.

Top Ten Holdings

as of May 31, 2007
(as a percent of net assets)

McAfee, Inc.	3.3%

Accenture Ltd.	3.2%

Raytheon Co.	3.2%

Electronic Data Systems Corp.	3.2%

Alcon, Inc.	3.1%

Coach, Inc.	3.1%

Kohl’s Corp.	3.0%

CA, Inc.	2.9%

General Mills, Inc.	2.9%

King Pharmaceuticals, Inc.	2.7%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I
	1 Year	December 28, 2005		April 5, 2006		April 27, 2006		December 20, 2006

Including Sales Charge:
Class A(1)	15.11%	10.55%		—		—		—
Class B(2)	16.35%	—		8.66%		—		—
Class C(3)	19.89%	—		—		14.06%		—
Class I	—	—		—		—		11.01%

Excluding Sales Charge:
Class A	22.11%	15.25%		—		—		—
Class B	21.35%	—		12.08%		—		—
Class C	20.89%	—		—		14.06%		—
Class I	—	—		—		—		11.01%
Russell 1000® Growth Index(4)	20.37%	13.55	%(5)	13.68	%(6)	14.95	%(7)	9.76	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)Since inception performance for index is shown from January 1, 2006.

(6)Since inception performance for index is shown from April 1, 2006.

(7)Since inception performance for index is shown from May 1, 2006.

(8)Since inception performance for index is shown from January 1, 2007.

13

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.61% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 17.56% and 18.92%, respectively, for the same period.

Portfolio Specifics: Despite the significant headwinds of slower economic growth, higher oil prices and the sub-prime mortgage market implosion, small-cap stocks generally fared well for the period. Performance was impacted positively by strong corporate earnings and the merger and acquisition activity. Access to an easy credit environment helped drive growth.

All sectors rose for the period with utilities, materials and industrials contributing most to performance, as these sectors gained 40%, 35% and 20%, respectively. Stock selection was the main performance driver over the period led by financials, materials and industrials. In contrast, selection in consumer sectors detracted from returns.

WebEx Communications, Inc. and Cleveland-Cliffs, Inc. contributed significantly to performance over the period. WebEx Communications, Inc. engages in the development and marketing of web services. On March 15, 2007, it was announced that WebEx Communications, Inc. would be acquired by Cisco Systems, Inc. at $57

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

a share in cash, which represented a significant premium to the stock price. Prior to the announcement, WebEx Communications, Inc. was up sharply since the beginning of 2007 due to a strong fourth-quarter earnings report. Cleveland-Cliffs, Inc., which produces and markets iron ore pellets, consistently delivered strong earnings. Fundamentals in the steel industry remained strong, as both pricing and inventories improved. In the first quarter of 2007, the company also announced the new development of a coal and an iron ore mine.

Komag, Inc. and Carter’s, Inc. were two of the largest detractors from performance. Komag, Inc., which is in the hard disk drive business, performed poorly as the company is at the end of their inventory and the beginning of its product cycle, which has significant incremental cost. The price of the raw materials used in the company’s manufacturing process also increased. The weakness of the U.S. dollar also acted as a drag, as part of the company’s manufacturing is done in Asia. We continue to hold this stock as it has strong cash flows and a very attractive valuation. Moreover, we believe that demand will increase for personal computers due to the launch of Microsoft Corp.’s Vista operating system. We also expect inventories to decrease due to seasonality, as sales typically improve over the holidays. Carter’s, Inc., which is a retailer and wholesaler of children’s clothes, performed poorly due to problems in their retail operations and the company lowered guidance for the first quarter of this year. This decline in guidance was worse than we expected and we do not think that the company will be able to turn its retail business around quickly enough to deliver positive returns in 2007. We eliminated our position in the company.

Current Strategy and Outlook: Consistent with our investment process, we continue to focus on companies with strong balance sheets and cash flow generation capabilities. We are defensively positioned in financials, as we are invested in banks that have high reserves, are over capitalized, diversified, and pay high dividends. We are less exposed to real estate investment trusts, as we believe that the real estate market is

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Ansys, Inc.	1.6%

Toro Co.	1.5%

NewAlliance Bancshares, Inc.	1.3%

Micros Systems, Inc.	1.3%

Geo Group, Inc.	1.2%

Life Time Fitness, Inc.	1.2%

Carrizo Oil & Gas, Inc.	1.2%

Psychiatric Solutions, Inc.	1.1%

Tween Brands, Inc.	1.1%

Kyphon, Inc.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.

overextended. In consumer sectors, we are invested in healthy lifestyle companies, restaurants, apparel companies and food and staples retailers that have defensive characteristics. We believe companies in this sector will perform well despite a moderating economy. In healthcare, the Fund is leveraged to gain from the strong demands and needs for behavioral health providers. We are invested in the healthcare equipment suppliers with niche franchises, as well as disease management providers.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception	Since Inception
				of Class I	of Class Q
	1 Year	5 Year	10 Year	April 1, 1999	April 4, 2000

Including Sales Charge:
Class A(1)	11.80%	6.32%	7.11%	—	—
Class B(2)	12.69%	6.51%	6.98%	—	—
Class C(3)	16.73%	6.83%	6.97%	—	—
Class I	19.08%	8.08%	—	6.32%	—
Class Q	18.81%	7.80%	—	—	(4.77)%

Excluding Sales Charge:
Class A	18.61%	7.59%	7.74%	—	—
Class B	17.69%	6.82%	6.98%	—	—
Class C	17.73%	6.83%	6.97%	—	—
Class I	19.08%	8.08%	—	6.32%	—
Class Q	18.81%	7.80%	—	—	(4.77)%
Russell 2000® Growth Index(4)	17.56%	11.22%	5.69%	5.72%	(0.14	)%(6)
Russell 2000® Index(5)	18.92%	13.06%	9.68%	11.09%	7.85	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(5)The Russell 2000® Index is an index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for indices is shown from April 1, 2000.

15

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Robert M. Kloss and Steven L. Rayner, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.80% compared to Standard & Poor’s 500 Financials Index (“S&P 500 Financials Index”) and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 18.92% and 22.79%, respectively, for the same period.

Portfolio Specifics: Despite generally strong equity markets, the year for financial stocks was characterized by what we perceived as growing risks. This assessment caused us to tilt the Fund more defensively, by taking profits in some capital markets companies, maintaining our underweight of spread-based banks, and eliminating companies with weaker balance sheets. While we still maintained a mix of both economically offensive and defensive holdings, our incremental defensive positioning during the period was not entirely rewarding, as equity markets appreciated and investor risk premiums remained low.

The steady upward progression of financial stocks over the period was only temporarily disrupted by the “sub-prime mortgage meltdown” of late February and early March of 2007. A sudden increase in delinquencies and foreclosures among borrowers with less-than-perfect credit, led to a raft of lender bankruptcies, which exacerbated an already-contracting housing market and caused a short-lived sell-off in the industry. Sub-prime woes were fairly contained and failed to spread directly to prime borrowers. As a result, financials staged a recovery that brought returns to their highs for the fiscal year.

Our holdings in insurance stocks, including both life insurers and property/casualty companies, were the largest contributors to performance over the period, as an overweight position and stock selection benefited

Industry Allocation

as of May 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

performance. Strong book value growth and relatively few catastrophes aided the property and casualty industry, where we also benefited by avoiding the very competitive personal line companies. Instead, we favored secular recovery companies in the insurance brokerage sub-group. Investments in select capital markets companies also proved profitable. These included asset managers, online brokers, and trust banks. An underweight position in banks also aided returns, as that group underperformed financials as a whole.

Consolidation activity in the richly-priced real estate investment trust (“REIT”) market continued to support the flood of liquidity into the sector, where our valuation discipline kept us in an underweight stance, as a result, we underperformed relative to the benchmark. Though the handful of REIT stocks we did own, these returned among the highest in all of financials sector.

In contrast, despite our market weight position in consumer finance, individual stock selection hurt the Fund’s performance in areas where consumer credit weakened during the early part of 2007, particularly with respect to companies with exposure to non-prime mortgage markets.

On an individual security basis, positions in property and casualty insurers Axis Capital Holdings Ltd. and Endurance Specialty Holdings Ltd., bond insurer Security Capital Assurance Ltd., and insurance broker Willis Group all benefited returns. The insurers were buoyed by growth in investment income and lower claims costs from catastrophes, and Willis was helped by better-than-expected organic growth. Metlife, Inc. stood out among life insurers, as sales of real estate and other non-core assets provided capital for its stock buyback program. Asset managers Affiliated Managers Group, Inc. and Franklin Resources, Inc. produced notable returns bolstered by supportive equity markets, as did online broker TD Ameritrade Holding Corp. and The Bank of New York Co., Inc.

In contrast, Capital One Financial Corp. depressed returns as problems surfaced in their recently-acquired North Fork Bancorp., Inc. banking and mortgage lending operation, and in their U.K. credit card unit. Mortgage lender Countrywide Financial Corp. was also negatively impacted by the meltdown in sub-prime loans, which unsettled mortgage investors and lowered the value of loans the company typically sells in secondary markets. We sold our position in Countrywide Financial Corp. based on our concerns about the potential length and depth of the housing downturn. Life insurer Conseco, Inc. proved detrimental to performance when a debt rating upgrade did not materialize as expected, prompting us to liquidate the position.

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Citigroup, Inc.	5.9%

JP Morgan Chase & Co.	5.2%

American International Group, Inc.	4.8%

Wells Fargo & Co.	4.6%

Bank of America Corp.	4.0%

Wachovia Corp.	3.3%

Merrill Lynch & Co., Inc.	3.2%

US Bancorp.	3.2%

Affiliated Managers Group, Inc.	2.4%

PNC Financial Services Group, Inc.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We were skeptical of the potential for the U.S. Federal Reserve Board (the “Fed”) to ease short-term lending rates in 2007. To date, we have been correct in this regard. With the Fed ’on hold’ and longer-term rates trending up, we continue to favor a mix of more aggressive and defensive stocks, while remaining cognizant of possible Fed easing in 2008.

With any rate relief seemingly pushed out to next year, we have remained cautious on companies with spread-based earnings, in favor of those less dependent on either a favorable yield curve or on the strength in housing and consumer credit markets. We believe the economy is not yet out of the woods with respect to housing-related concerns where the downturn may prove longer and deeper than some have forecast.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception		Since Inception		Since Inception
				of Class B		of Class C		of Class O
	1 Year	5 Year	10 Year	October 20, 1997		August 24, 2004		September 15, 2004

Including Sales Charge:
Class A(1)	11.96%	9.05%	12.14%	—		—		—
Class B(2)	12.89%	9.23%	—	7.53%		—		—
Class C(3)	16.90%	—	—	—		14.13%		—
Class O	18.77%	—	—	—		—		14.09%

Excluding Sales Charge:
Class A	18.80%	10.35%	12.81%	—		—		—
Class B	17.89%	9.51%	—	7.53%		—		—
Class C	17.90%	—	—	—		14.13%		—
Class O	18.77%	—	—	—		—		14.09%
S&P 500 Financials Index(4)	18.92%	10.13%	10.56%	9.37	%(6)	13.20	%(7)	13.20	%(8)
S&P 500® Index (5)	22.79%	9.45%	7.78%	7.21	%(6)	14.72	%(7)	14.72	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Financial Services Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(5)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)Since inception performance for indices is shown from November 1, 1997.

(7)Since inception performance for indices is shown from September 1, 2004.

(8)Since inception performance for indices is shown from October 1, 2004.

17

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. The Fund is managed by Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director, Amelia Maccoun Morris, CFA, Director, W. James Brown, CFA, Director, and Brent Fredberg, Senior Analyst of Brandes’ Large Cap Investment Committee.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.32% compared to the Russell 1000® Value Index and the Russell 1000® Index, which returned 25.58% and 22.93%, respectively, for the same period.

Portfolio Specifics: Gains for holdings in the pharmaceuticals, diversified telecommunication services, and food & staples retailing industries generally had the most positive impact upon performance during the period. Among these industries, positions such as Merck (pharmaceuticals), Verizon Communications (diversified telecommunication services), and Safeway (food & staples retailing) made the most significant contributions to returns. Fund holdings outside of these industries also advancing in the period included Whirlpool (household durables) and Intel (semiconductors & semiconductor equipment).

Conversely, declines for individual holdings such as Micron Technology (semiconductors & semiconductor equipment), Tenet Healthcare (health care providers & services), and The McClatchy Company (media) tended to weigh on overall results.

The Fund’s relative performance to the Russell 1000® Value Index was

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

helped by stock selection in the pharmaceuticals and food staples & retailing industries. The Fund also received positive relative contribution from overweight exposure to the diversified telecommunication services and computers & peripherals industries. However, stock selection in the health care providers & services industries weighed on relative returns. The Fund’s underweight exposure to the oil, gas & consumable fuels industry detracted from relative performance. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. We believe many companies in the industries where we have low exposure do not currently offer compelling values. We believe quality businesses with attractive margins of safety represent compelling opportunities for long-term gains.

Please note that the Fund’s industry exposure is a result of our focus on the fundamentals and valuations of individual companies, not by any “industry allocation” decision. Considering short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: Over the twelve-month period, we purchased shares in a number of companies at prices that we consider attractive. New purchases included Boston Scientific (health care equipment & supplies), Dell (computers & peripherals), and Johnson & Johnson (pharmaceuticals). We sold our positions in companies such as Schering-Plough (pharmaceuticals), Loews (insurance), and Mattel (leisure equipment & products) as their market prices advanced toward our estimates of intrinsic value.

As of May 31, 2007, the Fund’s most significant weighting was in the pharmaceuticals industry.

Top Ten Holdings
as of May 31, 2007
(as a percent of net assets)

Ford Motor Co.	4.5%

General Motors Corp.	4.1%

Verizon Communications, Inc.	3.6%

Intel Corp.	3.4%

Micron Technology, Inc.	3.3%

Gannett Co., Inc.	3.2%

Dell, Inc.	3.2%

Pfizer, Inc.	3.1%

Bristol-Myers Squibb Co.	3.1%

Sara Lee Corp.	3.1%
Portfolio holdings are subject to change daily.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

18

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception		Since Inception		Since Inception
		of Classes A and B		of Class C		of Class I
	1 Year	February 2, 2004		February 3, 2004		August 2, 2004

Including Sales Charge:
Class A(1)	19.99%	9.24%		—		—
Class B(2)	21.42%	9.65%		—		—
Class C(3)	25.45%	—		10.51%		—
Class I	27.80%	—		—		14.82%

Excluding Sales Charge:
Class A	27.32%	11.21%		—		—
Class B	26.42%	10.37%		—		—
Class C	26.45%	—		10.51%		—
Class I	27.80%	—		—		14.82%
Russell 1000® Value Index(4)	25.58%	15.78	%(6)	15.78	%(6)	18.52	%(7)
Russell 1000® Index(5)	22.93%	12.15	%(6)	12.15	%(6)	15.33	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1%.

(4)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies.

(6)Since inception performance for indices is shown from February 1, 2004.

(7)Since inception performance for indices is shown from August 1, 2004.

19

ING MAGNACAP FUND
PORTFOLIO MANAGERS’ REPORT

ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by Scott Lewis, Senior Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.24% compared to the Russell 1000® Value Index and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 25.58% and 22.79%, respectively, for the same period.

Portfolio Specifics: The Fund benefited from stock selection in consumer discretionary and utilities. In contrast, our decision to underweight telecommunication services and utilities, the best-performing sectors during this period, detracted from relative performance. The Fund was also hurt by stock selection in energy.

In consumer discretionary, Goodyear Tire & Rubber Co. and Boyd Gaming Corp. performed well during the period. Goodyear Tire & Rubber Co. benefited from business divestitures, cost cutting initiatives, and strength in its emerging market businesses. We expect the company to be further bolstered by future pricing increases and flat raw materials costs. Since we purchased Boyd Gaming Corp. in August 2006, the stock has risen significantly on

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

takeover speculation. We decided to sell the position in February due to increased competition from Pennsylvania casinos as well as concerns over the impact of Atlantic City’s new smoking ban. Mirant Corp. was a utility company that helped performance as it continues to benefit from rising power prices, exposure to regions with supply constraints and takeover rumors.

Within the energy sector, Peabody Energy Corp., Weatherford International Ltd. and Evergreen Energy, Inc. acted as the biggest drags on performance. Peabody Energy Corp. and Weatherford International Ltd. were both hurt by a sharp and unanticipated decline in natural gas prices. Finally, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones we had viewed as well within reach. The Weatherford International Ltd. and Evergreen Energy, Inc. position have been eliminated.

Current Strategy and Outlook: Currently, the Fund is positioned in companies which we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, each stock possesses an attractive valuation and a clear catalyst to improve it. A few of the top portfolio bets include: Goodyear Tire & Rubber Co. (discussed above); Plains Exploration and Production Co.; The Bank of New York Co., Inc.; InfraSource Services, Inc; and General Cable Corp.

We believe Plains Exploration and Production Co. should benefit from the monetization of its off-shore wells in the Gulf of Mexico.

Top Ten Holdings

as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.6%

AT&T, Inc.	3.6%

Procter & Gamble Co.	3.1%

Citigroup, Inc.	3.0%

JP Morgan Chase & Co.	2.9%

Merrill Lynch & Co., Inc.	2.6%

Bank of America Corp.	2.3%

American International Group, Inc.	2.2%

Wells Fargo & Co.	2.0%

Goodyear Tire & Rubber Co.	1.9%

Portfolio holdings are subject to change daily.

We find this company attractive given its efforts to improve its balance sheet by increasing share buybacks. We believe that The Bank of New York Co., Inc.’s merger with Mellon Financial Corp. will achieve greater synergies than Wall Street expects given the bank’s high free cash flow. We continue to like companies such as, InfraSource Services, Inc. and General Cable Corp., which continue to benefit from robust utility company spending.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

20

ING MAGNACAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception	Since Inception
				of Class C	of Class I
	1 Year	5 Year	10 Year	June 1, 1999	March 5, 2003

Including Sales Charge:
Class A(1)	16.15%	7.61%	6.11%	—	—
Class B(2)	17.16%	7.80%	5.97%	—	—
Class C(3)	21.22%	8.09%	—	3.31%	—
Class I	23.52%	—	—	—	18.73%
Class M(4)	18.17%	7.59%	5.88%	—	—

Excluding Sales Charge:
Class A	23.24%	8.89%	6.74%	—	—
Class B	22.16%	8.09%	5.97%	—	—
Class C	22.22%	8.09%	—	3.31%	—
Class I	23.52%	—	—	—	18.73%
Class M	22.50%	8.36%	6.26%	—	—
Russell 1000® Value Index(5)	25.58%	12.51%	10.59%	7.63%	21.28	%(7)
S&P 500® Index(6)	22.79%	9.45%	7.78%	3.70%	17.23	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)Since inception performance for indices is shown from March 1, 2003.

21

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING SmallCap Value Choice Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”), Robert A. Schwarzkopf, CFA & Sandi L. Gleason, CFA both of Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and Omar Aguilar, Ph.D. & Vincent Costa, CFA both of ING Investment Management Co. (“ING IM”) — the Sub-Advisers.(1)

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.82% compared to the Russell 2000® Value Index and the Russell 2000® Index, which returned 20.28% and 18.92%, respectively, for the same period.

Portfolio Specifics: NWQ: The Fund’s performance was very strong on an absolute basis but trailed the Russell 2000® and Russell 2000® Value benchmarks over the twelve months ending May 31, 2007. The Fund benefited primarily from sector weightings. The producer durables, technology and consumer discretionary sectors provided the strongest returns for the one year period. The overweight producer durables sector, including top performer General Cable Corp., significantly contributed to the Fund’s total return. In addition, the underweight technology sector contributed positive results through excellent stock selection. The Fund was underweight in the outperforming consumer discretionary sector, but stock selection in this sector contributed strongly to performance. An overweight position combined with poor stock selection in the material and processing sector detracted from performance. Although underweight, the underperforming finance sector negatively impacted the portfolio returns as well.

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

The largest positive contribution to performance was generated by holdings in General Cable Corp., Fossil, Inc., CommScope Inc. and Hooker Furniture Corp. The four largest negative contributors were Gibraltar Industries, Inc., HomeBanc Corp., Indymac Bancorp Inc. and Griffon Corp. While we have trimmed General Cable Corp. and Fossil, Inc., Commscope, Inc. and Hooker Furniture Corp. still offer good appreciation potential. Gibraltar Industries, Inc. is a manufacturer, processor and distributor of residential and commercial building products, and processed metal products for industrial application. Impacted by the slow down in the auto and residential construction markets, the company’s unique business model generates a majority of its revenue from value added manufactured products, enabling it to achieve fairly stable margins regardless of steel prices. During the period we added to our position in Gibraltar Industries, Inc. Griffon Corp’s stock is very depressed reflecting the short term execution issues in its garage door and specialty chemicals segments. We believe the company is making good progress on fixing these businesses. Mortgage originator, Indymac Bancorp, faced selling pressures as subprime problems have impacted the entire industry. With management focused on lowering expenses, in our opinion the company should be positioned to gain market share as weaker participants leave the industry. HomeBanc Corp. continues to be impacted by the downturn in the mortgage industry as well. Management is acting to reduce the cost of business and should begin serious efforts to look for potential merger or buyout opportunities.

Kayne: During the Fund’s brief period through May 31, 2007, the stock market performed well as risk premiums lingered around historic lows and lower quality stocks prevailed in the marketplace. The apparent trends in S&P’s stock rankings and credit ratings clearly illustrated investors’ indifference towards risk, as stocks ranked B to D were the best performers during the period, while A-ranked stocks were the worst. Moreover, stocks financed with “junk bonds” outperformed the benchmark. Due to the low-quality headwinds, our high-quality Fund underperformed the Russell 2000® Value Index during the short period since it commenced. Technology and capital goods added value to the Fund relative to the Russell 2000® Value Index. Positive stock selection in both sectors contributed to performance. Conversely, materials and consumer discretionary stocks detracted from performance due to negative stock selection. Lincoln Electric Holdings, Inc. a manufacturer and seller of welding and cutting products worldwide, was the highest contributor to performance, as the company is seeing good growth in its international operations. The lowest contributor to performance during the period was World Fuel Services Corp., a marketer of aviation and marine fuel to airlines and shipping companies worldwide. The stock suffered following reports of a fourth-quarter decline in operating income; however, we continue to hold a position in the stock because of its, in our opinion, profitable business model and continued strong growth prospects.

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Kennametal, Inc.	3.4%

Lincoln Electric Holdings, Inc.	3.4%

Casey’s General Stores, Inc.	3.4%

Griffon Corp.	3.2%

Wausau Paper Corp.	3.0%

Marten Transport Ltd.	2.8%

Sappi Ltd. ADR	2.7%

Warren Resources, Inc.	2.6%

RAIT Investment Trust	2.6%

Del Monte Foods Co.	2.5%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING IM: An overweight position in energy benefited the Fund. Theses gains were partially offset by an underweight position in industrials.

Security selection in energy and financials added to returns. Notable performers in energy included overweight positions in USEC and Bristow Group, as both gained due to strong earnings on the back of the rise in oil prices. In financials, top contributors included overweight positions in LandAmerica Financial Group and MAF Bancorp, Inc. which surged due to a buyout bid by National City.

In contrast, security selection in industrials hurt performance, particularly an underweight position in Deluxe, as the stock gained on the back of positive earnings news.

Current Strategy and Outlook: NWQ: In our opinion, the markets have been quite strong recently reflecting lessening concern about the economy and a flurry of mergers by strategic and private equity buyers. Corporate borrowing rates remain quite low relative to those of the U.S. Treasury, which we believe has contributed to the positive bias for the stock market. In our opinion, there are some early signs, however, of some buyer resistance to “covenant lite” bond deals to finance more leveraged private equity deals. This may be contributing to the increased volatility in the stock market in recent weeks. In this environment, NWQ will continue to pursue a disciplined valuation process that is particularly focused on having an attractive risk/reward in the Fund. While the markets have been robust, we continue to find attractive investment opportunities.

Kayne: After reaching peak profitability in 2006, corporate profits broke a string of double-digit increases in operating earnings, as the companies in the S&P 500® Index posted single-digit profit gains in the fourth quarter of 2006 for the first time in 18 quarters. We believe that a decelerating profit environment may prompt investors to rotate to higher quality companies because of their dependable earnings streams, such as those in the Fund. As always, we endeavor to manage the Fund with what we believe are the highest quality businesses, outgrowing their markets, purchased at discount values.

ING IM: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

At the end of the period, the Fund was overweight energy and consumer staples and underweight materials and consumer discretionary.

(1) On March 2, 2007, the Board of Trustees of ING Equity Trust approved the addition of Kayne, LLC and ING IM as an additional sub-advisers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

22

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception	Since Inception		Since Inception
		of Classes A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 2, 2005		June 9, 2005

Including Sales Charge:
Class A(1)	11.06%	15.63%	—		—
Class B(2)	11.86%	16.66%	—		—
Class C(3)	15.85%	—	17.54%		—
Class I	18.00%	—	—		23.83%

Excluding Sales Charge:
Class A	17.82%	18.61%	—		—
Class B	16.86%	17.70%	—		—
Class C	16.85%	—	17.54%		—
Class I	18.00%	—	—		23.83%
Russell 2000® Value Index(4)	20.28%	16.54%	16.54	%(6)	19.25	%(7)
Russell 2000® Index(5)	18.92%	15.34%	15.34	%(6)	18.58	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception returns.

(4)The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for indices is shown from February 1, 2005.

(7)Since inception performance for indices is shown from June 1, 2005.

23

ING VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING Value Choice Fund(1) (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds Global Investors, LLC(2) — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 24.60% compared to the Russell Midcap® Value Index and the Russell Midcap® Index, which returned 26.42% and 23.76%, respectively, for the same period.

Portfolio Specifics: The materials sector was the largest contributor to performance during the period. Base metal mining holding Apex Silver Mines Ltd. was the best individual performer during the period. The stock had been plagued for most of the past 12 months over political concerns that Bolivia’s plan to nationalize its oil and gas industry would extend to the mining industry. However, in May, the Bolivian government stated that the country would honor previously issued mining licenses and favorably changed its tax stance. The company’s share price rose sharply after these announcements. Mosaic Co., which produces and markets crop nutrient and animal feed products, also performed well, due to rising demand for phosphate-based fertilizers and a successful operational and financial restructuring program.

Two other significant contributors to positive performance were consumer staples holdings Tyson Foods, Inc., the world’s largest diversified protein provider and supplier of beef, chicken, and pork to the global marketplace and Smithfield Foods Inc., a leading pork processor and hog producer. Both stocks exhibited several price corrections throughout the period which we used as buying

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

opportunities. The Fund benefited from strong price appreciation over the past six months which was enhanced by our overweight position in each of these companies.

The benchmark’s heavily weighted financial sector was the largest contributor to Russell Midcap® Value Index performance during the period. In contrast, the Fund was significantly underexposed to this sector and due to two holdings, the Fund’s financial sector detracted from performance. Acom Co. Ltd. and Promise Co. Ltd. are among the top consumer finance companies in Japan but have experienced significant stock price declines over the past year due to investor concerns over regulatory changes and legal challenges. We continue to carefully monitor the potential risk/reward profile of these two companies.

Korean-based Samsung SDI, one of the world’s largest cathode ray tube and plasma display panel manufacturers, suffered during the period due to increased competition and price deterioration of its products. We continue to believe the company is a quality franchise, with a strong balance sheet and dominant market share. The stock price of Levitt Corp., a homebuilding and real estate development company in the Southeastern United States, surged at the end of January after BFC Financial Corp. announced its agreement to buy the homebuilder. These gains eroded quickly, however, as concerns mounted over the company’s high inventory impairment charges. The stock finished the period as the Fund’s worst performer.

Current Strategy and Outlook: Although today’s markets offer a challenging environment, we continue to look for buying opportunities created by investor over-reaction to such things as inclement weather, lower than expected earnings announcements, unfavorable court rulings and regulatory changes, political risk, etc. At Tradewinds, we invest in companies that we feel trade below their intrinsic value and are mispriced by the market. We favor strong business franchises with significant barriers to entry that have the potential to create value over the long-term. We continue to believe the Fund is well positioned in food, agriculture,

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Anglogold Ashanti Ltd. ADR	3.4%

Smithfield Foods, Inc.	3.4%

Apex Silver Mines Ltd.	2.9%

Bowater, Inc.	2.5%

Newmont Mining Corp.	2.1%

Nabors Industries, Inc., 0.940%, due 05/15/11	2.1%

International Rectifier Corp., 4.250%, due 07/15/07	2.0%

Kao Corp. ADR	2.0%

Tyson Foods, Inc.	2.0%

AGCO Corp.	2.0%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

commodities, and basic materials companies worldwide and continue to diligently search the world for investment opportunities.

(1) Effective on or about December 15, 2006, the Fund changed its name from ING MidCap Value Choice Fund to ING Value Choice Fund.
(2) Effective February 28, 2007, Tradewinds NWQ Global Investors, LLC has changed its name to Tradewinds Global Investors, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

24

ING VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception	Since Inception		Since Inception
		of Classes A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 7, 2005		September 15, 2005

Including Sales Charge:
Class A(1)	17.43%	22.33%	—		—
Class B(2)	18.69%	23.67%	—		—
Class C(3)	22.71%	—	25.11%		—
Class I	24.99%	—	—		27.96%

Excluding Sales Charge:
Class A	24.60%	25.48%	—		—
Class B	23.69%	24.60%	—		—
Class C	23.71%	—	25.11%		—
Class I	24.99%	—	—		27.96%
Russell Midcap® Value Index(4)	26.42%	20.70%	20.70	%(6)	20.27	%(7)
Russell Midcap® Index(5)	23.76%	18.88%	18.88	%(6)	18.41	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The Russell Midcap® Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for indices is shown from February 1, 2005.

(7)Since inception performance for indices is shown from October 1, 2005.

25

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

26

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Real Estate Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,007.00	1.20%	$6.00
Class B	1,000.00	1,003.20	1.95	9.74
Class C	1,000.00	1,003.20	1.95	9.74
Class I	1,000.00	1,008.90	0.87	4.36
Class O	1,000.00	1,006.80	1.20	6.00
Class Q(a)	1,000.00	1,033.50	1.43	6.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$6.04
Class B	1,000.00	1,015.21	1.95	9.80
Class C	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,020.59	0.87	4.38
Class O	1,000.00	1,018.95	1.20	6.04
Class Q	1,000.00	1,017.80	1.43	7.19

ING Fundamental Research Fund
Actual Fund Return
Class A	$1,000.00	$1,101.20	1.25%	$6.55
Class B	1,000.00	1,097.70	2.00	10.46
Class C	1,000.00	1,099.10	2.00	10.47
Class I	1,000.00	1,097.40	0.83	4.34
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,020.79	0.83	4.18

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Real Estate Fund, which reflects the 163-day period due to its Class Q inception date of December 20, 2006).

(a)	Commencement of operations for Class Q on December 20, 2006.

27

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING LargeCap Growth Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,085.80	1.44%	$7.49
Class B	1,000.00	1,082.10	2.09	10.85
Class C	1,000.00	1,081.80	2.09	10.85
Class I	1,000.00	1,088.30	0.96	5.00
Class Q	1,000.00	1,087.30	1.22	6.30
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.44%	$7.24
Class B	1,000.00	1,014.51	2.09	10.50
Class C	1,000.00	1,014.51	2.09	10.50
Class I	1,000.00	1,020.14	0.96	4.84
Class Q	1,000.00	1,018.90	1.22	6.09

ING MidCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,148.60	1.25%	$6.70
Class B	1,000.00	1,143.90	2.00	10.69
Class C	1,000.00	1,144.00	2.00	10.69
Class I	1,000.00	1,151.30	0.79	4.24
Class Q	1,000.00	1,149.70	1.04	5.57
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,020.99	0.79	3.98
Class Q	1,000.00	1,019.75	1.04	5.24

ING Opportunistic LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$1,126.70	1.25%	$6.63
Class B	1,000.00	1,124.70	2.00	10.59
Class C	1,000.00	1,121.50	2.00	10.58
Class I(a)	1,000.00	1,110.10	1.00	4.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,020.09	1.00	5.04

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Opportunistic LargeCap Fund, which reflects the 163-day period due to its Class I inception date of December 20, 2006).

(a)	Commencement of operations for Class I on December 20, 2006.

28

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING SmallCap Opportunities Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,122.00	1.50%	$7.94
Class B	1,000.00	1,117.60	2.25	11.88
Class C	1,000.00	1,117.80	2.25	11.88
Class I	1,000.00	1,124.10	1.06	5.61
Class Q	1,000.00	1,123.00	1.31	6.93
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.50%	$7.54
Class B	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,019.65	1.06	5.34
Class Q	1,000.00	1,018.40	1.31	6.59

ING Financial Services Fund
Actual Fund Return
Class A	$1,000.00	$1,075.90	1.22%	$6.31
Class B	1,000.00	1,071.60	1.97	10.17
Class C	1,000.00	1,071.60	1.97	10.17
Class O	1,000.00	1,075.20	1.22	6.31
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class B	1,000.00	1,015.11	1.97	9.90
Class C	1,000.00	1,015.11	1.97	9.90
Class O	1,000.00	1,018.85	1.22	6.14

ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,094.80	1.45%	$7.57
Class B	1,000.00	1,090.80	2.20	11.47
Class C	1,000.00	1,090.90	2.20	11.47
Class I	1,000.00	1,097.30	1.13	5.91
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.45%	$7.29
Class B	1,000.00	1,013.96	2.20	11.05
Class C	1,000.00	1,013.96	2.20	11.05
Class I	1,000.00	1,019.30	1.13	5.69

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

29

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING MagnaCap Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,119.50	1.11%	$5.87
Class B	1,000.00	1,115.10	1.91	10.07
Class C	1,000.00	1,115.80	1.91	10.08
Class I	1,000.00	1,121.30	0.83	4.39
Class M	1,000.00	1,116.40	1.65	8.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.11%	$5.59
Class B	1,000.00	1,015.41	1.91	9.60
Class C	1,000.00	1,015.41	1.91	9.60
Class I	1,000.00	1,020.79	0.83	4.18
Class M	1,000.00	1,016.70	1.65	8.30

ING SmallCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,110.60	1.47%	$7.74
Class B	1,000.00	1,105.40	2.22	11.65
Class C	1,000.00	1,106.20	2.22	11.66
Class I	1,000.00	1,110.70	1.16	6.10
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.47%	$7.39
Class B	1,000.00	1,013.86	2.22	11.15
Class C	1,000.00	1,013.86	2.22	11.15
Class I	1,000.00	1,019.15	1.16	5.84

ING Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,113.40	1.49%	$7.85
Class B	1,000.00	1,109.00	2.24	11.78
Class C	1,000.00	1,109.00	2.24	11.78
Class I	1,000.00	1,114.70	1.17	6.17
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.50	1.49%	$7.49
Class B	1,000.00	1,013.76	2.24	11.25
Class C	1,000.00	1,013.76	2.24	11.25
Class I	1,000.00	1,019.10	1.17	5.89

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/ Trustees

ING Equity Trust and ING Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of ING Real Estate Fund, ING Fundamental Research Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING SmallCap Value Choice Fund, and ING Value Choice Fund (formerly, ING MidCap Value Choice Fund), each a series of ING Equity Trust, and ING MagnaCap Fund, a series of ING Investment Funds, Inc., as of May 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2007, the results of their operations, the changes in their net assets, and financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2007

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING	ING
	Real	Fundamental	LargeCap	MidCap
	Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$392,990,069	$38,605,285	$251,415,402	$288,306,766
Short-term investments in affiliates at amortized cost	—	52,000	—	7,500,000
Short-term investments at amortized cost	1,995,731	—	52,672,896	67,962,000
Cash	485,789	4,519	515,769	84,683

Receivables:
Investment securities sold	6,160,645	2,411,821	625,670	—
Fund shares sold	489,825	336	514,262	139,260
Dividends and interest	319,946	41,693	189,495	135,132
Prepaid expenses	24,442	22,896	24,289	18,090
Reimbursement due from manager	—	29,671	52,546	136,498

Total assets	402,466,447	41,168,221	306,010,329	364,282,429

LIABILITIES:
Payable for investment securities purchased	3,997,710	1,203,182	163,654	1,486,135
Payable for fund shares redeemed	162,989	192,634	609,496	652,139
Payable for variation margin	—	35	—	—
Payable upon receipt of securities loaned	—	—	51,900,000	67,576,000
Payable to affiliates	326,270	52,660	286,178	433,009
Payable to custodian due to foreign currency overdraft**	—	—	17,196	—
Payable for trustee fees	1,207	1,262	8,150	10,642
Other accrued expenses and liabilities	61,882	35,511	160,969	320,409

Total liabilities	4,550,058	1,485,284	53,145,643	70,478,334

NET ASSETS	$397,916,389	$39,682,937	$252,864,686	$293,804,095

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$255,373,536	$71,538,417	$537,407,187	$335,760,923
Undistributed net investment income (accumulated net investment loss)	76,919	—	(1)	—
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	13,726,590	(36,415,677)	(334,653,477)	(85,053,422)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	128,739,344	4,560,197	50,110,977	43,096,594

NET ASSETS	$397,916,389	$39,682,937	$252,864,686	$293,804,095

+ Including securities loaned at value	$—	$—	$51,105,661	$66,418,054
* Cost of investments in securities	$264,250,725	$34,045,053	$201,304,210	$245,210,172
** Cost of foreign currency overdraft	$—	$—	$17,250	$—

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING	ING
	Real	Fundamental	LargeCap	MidCap
	Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

Class A:
Net assets	$165,376,570	$12,297,887	$73,555,976	$117,178,477
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	8,581,289	1,043,610	3,401,378	6,553,860
Net asset value and redemption price per share	$19.27	$11.78	$21.63	$17.88
Maximum offering price per share (5.75%)(1)	$20.45	$12.50	$22.95	$18.97

Class B:
Net assets	$6,331,479	$18,759,332	$64,119,884	$86,240,260
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	327,768	1,605,689	3,098,193	5,134,984
Net asset value and redemption price per share (2)	$19.32	$11.68	$20.70	$16.79
Maximum offering price per share	$19.32	$11.68	$20.70	$16.79

Class C:
Net assets	$4,941,711	$8,622,450	$34,843,205	$80,703,236
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	247,255	736,018	1,688,792	4,829,233
Net asset value and redemption price per share (2)	$19.99	$11.71	$20.63	$16.71
Maximum offering price per share	$19.99	$11.71	$20.63	$16.71

Class I:
Net assets	$168,125,441	$3,268	$79,264,737	$4,252,842
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	8,261,920	279	3,513,304	229,718
Net asset value and redemption price per share	$20.35	$11.71	$22.56	$18.51
Maximum offering price per share	$20.35	$11.71	$22.56	$18.51

Class O:
Net assets	$53,140,135	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	2,761,455	n/a	n/a	n/a
Net asset value and redemption price per share	$19.24	n/a	n/a	n/a
Maximum offering price per share	$19.24	n/a	n/a	n/a

Class Q:
Net assets	$1,053	n/a	$1,080,884	$5,429,280
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	55	n/a	48,481	299,261
Net asset value and redemption price per share	$19.28	n/a	$22.30	$18.14
Maximum offering price per share	$19.28	n/a	$22.30	$18.14

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

33

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$7,013,107	$149,122,095	$301,435,547	$104,069,315
Short-term investments in affiliates at amortized cost	20,000	4,700,000	12,000,000	—
Short-term investments at amortized cost	124,000	41,301,000	236,000	2,335,685
Cash	3,872	34,121	367	584,510

Receivables:
Investment securities sold	520,221	—	4,019,388	—
Fund shares sold	65,835	37,813	104,306	301,271
Dividends and interest	7,584	61,423	562,355	242,113
Prepaid expenses	18,181	24,898	21,739	26,245
Reimbursement due from manager	4,555	50,067	—	1,295

Total assets	7,777,355	195,331,417	318,379,702	107,560,434

LIABILITIES:
Payable for investment securities purchased	641,199	513,380	4,652,695	—
Payable for fund shares redeemed	—	637,679	854,662	177,442
Payable upon receipt of securities loaned	—	40,841,000	—	—
Payable to affiliates	6,211	204,866	284,653	129,145
Payable for trustee fees	595	7,273	5,594	611
Other accrued expenses and liabilities	17,885	184,890	161,242	36,944

Total liabilities	665,890	42,389,088	5,958,846	344,142

NET ASSETS	$7,111,465	$152,942,329	$312,420,856	$107,216,292

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,974,460	$358,476,362	$213,610,409	$90,419,915
Undistributed net investment income	—	2,585	1,124,213	169,936
Accumulated net realized gain (loss) on investments	538,581	(229,201,112)	24,075,581	6,273,877
Net unrealized appreciation on investments	598,424	23,664,494	73,610,653	10,352,564

NET ASSETS	$7,111,465	$152,942,329	$312,420,856	$107,216,292

+ Including securities loaned at value	$—	$40,152,247	$—	$—
* Cost of investments in securities	$6,414,683	$125,457,601	$227,824,894	$93,716,751

See Accompanying Notes to Financial Statements

34

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

Class A:
Net assets	$6,715,827	$88,436,382	$254,698,794	$70,598,384
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	552,169	2,551,117	10,239,032	5,659,952
Net asset value and redemption price per share	$12.16	$34.67	$24.88	$12.47
Maximum offering price per share (5.75%)(1)	$12.90	$36.79	$26.40	$13.23

Class B:
Net assets	$256,928	$25,218,605	$33,006,976	$12,381,318
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	21,260	806,364	1,346,853	1,000,591
Net asset value and redemption price per share (2)	$12.09	$31.27	$24.51	$12.37
Maximum offering price per share	$12.09	$31.27	$24.51	$12.37

Class C:
Net assets	$112,354	$34,951,074	$1,256,442	$20,417,797
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	9,361	1,120,024	52,442	1,651,890
Net asset value and redemption price per share (2)	$12.00	$31.21	$23.96	$12.36
Maximum offering price per share	$12.00	$31.21	$23.96	$12.36

Class I:
Net assets	$26,356	$4,186,221	n/a	$3,818,793
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$0.01	n/a	$0.01
Shares outstanding	2,161	117,882	n/a	305,358
Net asset value and redemption price per share	$12.20	$35.51	n/a	$12.51
Maximum offering price per share	$12.20	$35.51	n/a	$12.51

Class O:
Net assets	n/a	n/a	$23,458,644	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$0.01	n/a
Shares outstanding	n/a	n/a	948,432	n/a
Net asset value and redemption price per share	n/a	n/a	$24.73	n/a
Maximum offering price per share	n/a	n/a	$24.73	n/a

Class Q:
Net assets	n/a	$150,047	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	4,281	n/a	n/a
Net asset value and redemption price per share	n/a	$35.05	n/a	n/a
Maximum offering price per share	n/a	$35.05	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

35

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

		ING	ING
	ING	SmallCap Value	Value
	MagnaCap	Choice	Choice
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$384,098,931	$97,158,400	$287,275,414
Short-term investments at amortized cost	56,146,000	5,604,245	115,261,329
Cash	848,301	988,501	9,813,803

Receivables:
Investment securities sold	4,446,067	180,407	11,337,214
Fund shares sold	32,433	502,972	1,448,088
Dividends and interest	554,244	61,236	621,676
Prepaid expenses	30,189	27,724	38,770
Reimbursement due from manager	—	27,252	88,077

Total assets	446,156,165	104,550,737	425,884,371

LIABILITIES:
Payable for investment securities purchased	6,335,491	1,059,020	44,309,965
Payable for fund shares redeemed	239,741	354,965	1,755,740
Payable upon receipt of securities loaned	52,248,000	—	28,643,000
Payable to affiliates	322,382	127,009	483,133
Payable for trustee fees	25,719	299	12,074
Other accrued expenses and liabilities	204,515	28,139	169,089

Total liabilities	59,375,848	1,569,432	75,373,001

NET ASSETS	$386,780,317	$102,981,305	$350,511,370

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$312,960,139	$87,839,391	$323,603,031
Undistributed net investment income	1,437,314	29,961	378,917
Accumulated net realized gain (loss) on investments	(14,738,514)	3,189,298	(7,376,225)
Net unrealized appreciation on investments	87,121,378	11,922,655	33,905,647

NET ASSETS	$386,780,317	$102,981,305	$350,511,370

+ Including securities loaned at value	$51,058,594	$—	$27,886,756
* Cost of investments in securities	$296,977,553	$85,235,745	$253,369,767

See Accompanying Notes to Financial Statements

36

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

		ING	ING
	ING	SmallCap Value	Value
	MagnaCap	Choice	Choice
	Fund	Fund	Fund

Class A:
Net assets	$349,677,779	$72,290,332	$216,598,096
Shares authorized	80,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	23,673,623	5,034,335	13,530,966
Net asset value and redemption price per share	$14.77	$14.36	$16.01
Maximum offering price per share (5.75%)(1)	$15.67	$15.24	$16.99

Class B:
Net assets	$23,399,879	$4,496,509	$45,163,158
Shares authorized	80,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	1,639,300	317,199	2,841,905
Net asset value and redemption price per share(2)	$14.27	$14.18	$15.89
Maximum offering price per share	$14.27	$14.18	$15.89

Class C:
Net assets	$6,295,671	$16,264,219	$87,992,004
Shares authorized	20,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	440,656	1,145,955	5,542,419
Net asset value and redemption price per share(2)	$14.29	$14.19	$15.88
Maximum offering price per share	$14.29	$14.19	$15.88

Class I:
Net assets	$3,885,821	$9,930,245	$758,112
Shares authorized	50,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	264,295	689,905	47,017
Net asset value and redemption price per share	$14.70	$14.39	$16.12
Maximum offering price per share	$14.70	$14.39	$16.12

Class M:
Net assets	$3,521,167	n/a	n/a
Shares authorized	5,000,000	n/a	n/a
Par value	$0.10	n/a	n/a
Shares outstanding	240,279	n/a	n/a
Net asset value and redemption price per share	$14.65	n/a	n/a
Maximum offering price per share (3.50%)(3)	$15.18	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)	Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

37

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

		ING	ING	ING
	ING	Fundamental	LargeCap	MidCap
	Real Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,034,095	$207,779	$2,150,926	$1,173,934
Interest(1)	269,373	16,701	91,385	387,427
Securities lending income	—	—	38,007	127,945
Settlement income	—	—	—	43,204

Total investment income	7,303,468	224,480	2,280,318	1,732,510

EXPENSES:
Investment management fees	2,636,380	97,991	1,971,137	2,939,603

Distribution and service fees:
Class A	377,797	17,592	283,988	341,570
Class B	61,367	47,908	723,472	908,987
Class C	42,955	21,695	386,593	808,333
Class O	110,407	—	—	—
Class Q	—	—	2,732	12,086

Transfer agent fees:
Class A	128,856	13,207	136,524	252,061
Class B	5,187	9,951	121,750	200,290
Class C	3,679	4,646	64,983	178,619
Class I	23,335	1	29,776	382
Class O	37,232	—	—	—
Class Q	—	—	509	522
Administrative and shareholder servicing fees	376,622	13,999	262,816	552,141
Shareholder reporting expense	93,620	3,244	119,244	179,717
Registration fees	79,095	37,466	58,834	60,406
Professional fees	50,662	34,102	42,823	55,886
Custody and accounting expense	44,018	13,157	47,198	37,625
Trustee fees	12,625	598	11,564	15,980
Offering expense	—	93,077	—	—
Miscellaneous expense	16,937	3,601	19,368	26,504
Interest expense	18,553	354	1,525	—

Total expenses	4,119,327	412,589	4,284,836	6,570,712
Net waived and reimbursed fees	—	(184,848)	(80,629)	(1,634,175)
Brokerage commission recapture	(79,062)	—	(39,069)	—

Net expenses	4,040,265	227,741	4,165,138	4,936,537

Net investment income (loss)	3,263,203	(3,261)	(1,884,820)	(3,204,027)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain on:
Investments	32,120,633	2,860,671	20,049,651	43,650,986
Foreign currency related transactions	—	—	20,832	—
Futures	—	24,098	—	—

Net realized gain on investments, foreign currency related transactions, and futures	32,120,633	2,884,769	20,070,483	43,650,986

Net change in unrealized appreciation or depreciation on:
Investments	47,237,269	1,634,631	19,040,839	5,999,067
Foreign currency related transactions	—	—	(215)	—
Futures	—	(35)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	47,237,269	1,634,596	19,040,624	5,999,067

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	79,357,902	4,519,365	39,111,107	49,650,053

Increase in net assets resulting from operations	$82,621,105	$4,516,104	$37,226,287	$46,446,026

* Foreign taxes withheld	$2,052	$449	$63,191	$—
(1) Affiliated income	$—	$923	$—	$44,999

See Accompanying Notes to Financial Statements

38

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$64,697	$555,581	$6,313,333	$1,675,483
Interest(1)	1,139	284,380	366,055	168,239
Securities lending income	—	108,478	—	—

Total investment income	65,836	948,439	6,679,388	1,843,722

EXPENSES:
Investment management fees	39,355	1,440,257	2,249,224	784,560

Distribution and service fees:
Class A	13,744	252,442	846,094	146,830
Class B	895	263,030	432,417	100,983
Class C	299	351,537	16,040	155,615
Class O	—	—	37,718	—
Class Q	—	452	—	—

Transfer agent fees:
Class A	4,678	195,505	315,351	54,523
Class B	77	61,412	57,897	9,372
Class C	26	81,955	2,104	14,434
Class I	5	1,235	—	1,001
Class O	—	—	18,730	—
Class Q	—	77	—	—
Administrative and shareholder servicing fees	5,622	265,743	—	89,359
Shareholder reporting expense	3,439	89,406	115,546	23,530
Registration fees	37,379	57,449	61,842	58,624
Professional fees	10,217	33,935	49,060	12,720
Custody and accounting expense	2,373	27,950	39,500	11,125
Trustee fees	587	6,154	7,300	3,095
Offering expense	101,926	—	—	—
Miscellaneous expense	3,457	14,834	27,210	5,961
Interest expense	—	—	—	4,154

Total expenses	224,079	3,143,373	4,276,033	1,475,886
Net waived and reimbursed fees	(152,890)	(463,229)	(244,332)	(1,297)
Brokerage commission recapture	—	—	—	(6,884)

Net expenses	71,189	2,680,144	4,031,701	1,467,705

Net investment income (loss)	(5,353)	(1,731,705)	2,647,687	376,017

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	717,871	26,070,360	38,786,220	9,329,718
Net change in unrealized appreciation or depreciation on investments	445,782	128,132	10,062,771	10,408,017

Net realized and unrealized gain on investments	1,163,653	26,198,492	48,848,991	19,737,735

Increase in net assets resulting from operations	$1,158,300	$24,466,787	$51,496,678	$20,113,752

* Foreign taxes withheld	$2,114	$—	$—	$12,141
(1) Affiliated income	$171	$42,029	$171,734	$—

See Accompanying Notes to Financial Statements

39

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

		ING	ING
	ING	SmallCap Value	Value
	MagnaCap	Choice	Choice
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,247,474	$956,789	$1,826,279
Interest	387,292	201,138	1,739,226
Securities lending income	65,895	—	76,443

Total investment income	8,700,661	1,157,927	3,641,948

EXPENSES:
Investment management fees	2,665,863	645,129	1,524,183

Distribution and service fees:
Class A	652,615	104,905	264,189
Class B	253,844	33,453	98,675
Class C	63,651	112,564	368,553
Class M	25,585	—	—

Transfer agent fees:
Class A	287,072	49,437	127,776
Class B	22,253	4,130	11,878
Class C	5,572	13,430	44,459
Class I	238	4,198	9
Class M	2,662	—	—
Administrative and shareholder servicing fees	—	64,789	152,417
Shareholder reporting expense	111,841	20,367	47,133
Registration fees	78,278	54,981	62,334
Professional fees	63,229	21,912	38,167
Custody and accounting expense	47,492	13,588	22,040
Trustee fees	15,225	1,560	4,271
Miscellaneous expense	26,238	5,512	5,860
Interest expense	80	—	1,037

Total expenses	4,321,738	1,149,955	2,772,981
Net waived and reimbursed fees	—	(96,620)	(136,048)
Brokerage commission recapture	—	(16,633)	(20,691)

Net expenses	4,321,738	1,036,702	2,616,242

Net investment income	4,378,923	121,225	1,025,706

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	22,093,354	3,540,899	6,924,276
Net change in unrealized appreciation or depreciation on investments	49,966,127	9,734,101	30,437,603

Net realized and unrealized gain on investments	72,059,481	13,275,000	37,361,879

Increase in net assets resulting from operations	$76,438,404	$13,396,225	$38,387,585

* Foreign taxes withheld	$33,348	$—	$48,877

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING Fundamental Research Fund

	Year Ended	Year Ended	Year Ended	December 28, 2005(1)
	May 31,	May 31,	May 31,	to May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$3,263,203	$4,054,361	$(3,261)	$6,990
Net realized gain on investments and futures	32,120,633	21,963,828	2,884,769	70,340
Net change in unrealized appreciation or depreciation on investments and futures	47,237,269	25,113,333	1,634,596	(1,296)

Net increase in net assets resulting from operations	82,621,105	51,131,522	4,516,104	76,034

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(1,408,372)	(2,566,941)	(73,260)	—
Class B	(6,972)	(105,254)	(658)	—
Class C	(6,134)	(62,864)	(1,359)	—
Class I	(1,803,689)	(4,784,572)	(30)	—
Class O	(454,763)	(599,987)	—	—
Class Q	(7)	—	—	—

Net realized gains:
Class A	(11,843,789)	(5,812,816)	(79,072)	—
Class B	(489,173)	(302,426)	(852)	—
Class C	(318,162)	(179,433)	(1,814)	—
Class I	(13,166,210)	(10,452,149)	(26)	—
Class O	(3,388,566)	(1,290,330)	—	—
Class Q	(3)	—	—	—

Total distributions	(32,885,840)	(26,156,772)	(157,071)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	156,847,828	115,308,881	2,878,799	5,165,971
Proceeds issued in merger	—	—	34,984,449	—
Dividends reinvested	30,270,929	23,193,708	7,399	—

	187,118,757	138,502,589	37,870,647	5,165,971
Cost of shares redeemed	(123,578,433)	(101,643,495)	(7,783,893)	(4,855)

Net increase in net assets resulting from capital share transactions	63,540,324	36,859,094	30,086,754	5,161,116

Net increase in net assets	113,275,589	61,833,844	34,445,787	5,237,150

NET ASSETS:
Beginning of year	284,640,800	222,806,956	5,237,150	—

End of year	$397,916,389	$284,640,800	$39,682,937	$5,237,150

Undistributed net investment income at end of year	$76,919	$1,095,186	$—	$11,147

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	ING LargeCap Growth Fund		ING MidCap Opportunities Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment loss	$(1,884,820)	$(2,410,086)	$(3,204,027)	$(4,908,287)
Net realized gain on investments and foreign currency related transactions	20,070,483	36,220,023	43,650,986	98,754,455
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	19,040,624	(20,867,738)	5,999,067	(39,232,338)

Net increase in net assets resulting from operations	37,226,287	12,942,199	46,446,026	54,613,830

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains:
Class A	—	—	(681,679)	—
Class B	—	—	(570,827)	—
Class C	—	—	(514,628)	—
Class I	—	—	(19,779)	—
Class Q	—	—	(28,620)	—

Total distributions	—	—	(1,815,533)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,611,853	80,221,412	14,674,114	27,209,447
Dividends reinvested	—	—	1,215,823	—

	32,611,853	80,221,412	15,889,937	27,209,447
Cost of shares redeemed	(105,751,377)	(114,987,759)	(95,593,704)	(119,727,888)

Net decrease in net assets resulting from capital share transactions	(73,139,524)	(34,766,347)	(79,703,767)	(92,518,441)

Net decrease in net assets	(35,913,237)	(21,824,148)	(35,073,274)	(37,904,611)

NET ASSETS:
Beginning of year	288,777,923	310,602,071	328,877,369	366,781,980

End of year	$252,864,686	$288,777,923	$293,804,095	$328,877,369

Accumulated net investment loss at end of year	$(1)	$(6,086)	$—	$—

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic LargeCap Fund		ING SmallCap Opportunities Fund

	Year Ended	December 28,	Year Ended	Year Ended
	May 31,	2005(1)to May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$(5,353)	$28,546	$(1,731,705)	$(2,652,118)
Net realized gain (loss) on investments	717,871	(172,951)	26,070,360	64,527,257
Net change in unrealized appreciation or depreciation on investments	445,782	152,642	128,132	(28,193,494)

Net increase in net assets resulting from operations	1,158,300	8,237	24,466,787	33,681,645

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(34,636)	—	—	—
Class B	(321)	—	—	—
Class C	(653)	—	—	—

Total distributions	(35,610)	—	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,028,111	5,057,154	14,245,885	29,308,006
Dividends reinvested	865	—	—	—

	1,028,976	5,057,154	14,245,885	29,308,006
Cost of shares redeemed	(105,592)	—	(47,862,221)	(95,852,416)

Net increase (decrease) in net assets resulting from capital share transactions	923,384	5,057,154	(33,616,336)	(66,544,410)

Net increase (decrease) in net assets	2,046,074	5,065,391	(9,149,549)	(32,862,765)

NET ASSETS:
Beginning of period	5,065,391	—	162,091,878	194,954,643

End of period	$7,111,465	$5,065,391	$152,942,329	$162,091,878

Undistributed net investment income at end of period	$—	$34,624	$2,585	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	ING Financial Services Fund		ING LargeCap Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$2,647,687	$2,194,203	$376,017	$364,436
Net realized gain on investments	38,786,220	23,899,698	9,329,718	2,657,085
Net change in unrealized appreciation or depreciation on investments	10,062,771	13,832,355	10,408,017	258,554

Net increase in net assets resulting from operations	51,496,678	39,926,256	20,113,752	3,280,075

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(2,504,781)	(1,740,903)	(367,115)	(217,524)
Class B	—	(73,306)	—	(4,140)
Class C	(11,459)	(2,732)	—	(15,696)
Class I	—	—	(52,044)	(31,556)
Class O	(161,940)	(58,021)	—	—

Net realized gains:
Class A	(22,831,059)	(15,589,580)	(3,273,593)	(1,407,656)
Class B	(3,767,940)	(8,219,594)	(481,495)	(456,950)
Class C	(172,101)	(19,903)	(738,646)	(667,380)
Class I	—	—	(351,057)	(154,947)
Class O	(1,354,093)	(461,154)	—	—

Total distributions	(30,803,373)	(26,165,193)	(5,263,950)	(2,955,849)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,360,097	61,106,269	83,836,650	20,646,122
Dividends reinvested	23,433,985	19,452,946	3,549,152	2,113,921

	86,794,082	80,559,215	87,385,802	22,760,043
Cost of shares redeemed	(85,156,659)	(97,577,296)	(47,050,351)	(15,701,185)

Net increase (decrease) in net assets resulting from capital share transactions	1,637,423	(17,018,081)	40,335,451	7,058,858

Net increase (decrease) in net assets	22,330,728	(3,257,018)	55,185,253	7,383,084

NET ASSETS:
Beginning of year	290,090,128	293,347,146	52,031,039	44,647,955

End of year	$312,420,856	$290,090,128	$107,216,292	$52,031,039

Undistributed net investment income at end of year	$1,124,213	$1,203,315	$169,936	$213,078

See Accompanying Notes to Financial Statements

44

STATEMENTS OF CHANGES IN NET ASSETS

	ING MagnaCap Fund		ING SmallCap Value Choice Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$4,378,923	$3,326,910	$121,225	$(35,021)
Net realized gain on investments	22,093,354	49,585,253	3,540,899	1,378,067
Net change in unrealized appreciation or depreciation on investments	49,966,127	(8,969,892)	9,734,101	2,321,540

Net increase in net assets resulting from operations	76,438,404	43,942,271	13,396,225	3,664,586

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(3,688,545)	(3,246,856)	(61,882)	(46,978)
Class B	(107,174)	(76,481)	—	(264)
Class C	(26,152)	(12,808)	—	(3,505)
Class I	(41,299)	(33,945)	(22,100)	(3,927)
Class M	(20,331)	(20,123)	—	—

Net realized gains:
Class A	—	—	(1,006,775)	—
Class B	—	—	(81,228)	(78,955)
Class C	—	—	(268,036)	(8,444)
Class I	—	—	(201,970)	(27,492)
Class M	—	—	—	(4,501)

Total distributions	(3,883,501)	(3,390,213)	(1,641,991)	(174,066)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,721,026	16,026,134	75,038,918	28,818,198
Proceeds issued in merger	—	31,483,153	—	—
Dividends reinvested	3,417,725	2,971,606	1,323,435	129,190

	18,138,751	50,480,893	76,362,353	28,947,388
Cost of shares redeemed	(63,310,308)	(75,383,445)	(18,585,458)	(5,071,697)

Net increase (decrease) in net assets resulting from capital share transactions	(45,171,557)	(24,902,552)	57,776,895	23,875,691

Net increase in net assets	27,383,346	15,649,506	69,531,129	27,366,211

NET ASSETS:
Beginning of year	359,396,971	343,747,465	33,450,176	6,083,965

End of year	$386,780,317	$359,396,971	$102,981,305	$33,450,176

Undistributed net investment income at end of year	$1,437,314	$984,302	$29,961	$2,891

See Accompanying Notes to Financial Statements

45

STATEMENTS OF CHANGES IN NET ASSETS

	ING Value Choice Fund

	Year Ended	Year Ended
	May 31,	May 31,
	2007	2006

FROM OPERATIONS:
Net investment income	$1,025,706	$169,520
Net realized gain on investments	6,924,276	1,729,370
Net change in unrealized appreciation or depreciation on investments	30,437,603	6,938,428

Net increase in net assets resulting from operations	38,387,585	8,837,318

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(813,911)	(57,665)
Class B	—	(1,537)
Class C	—	(8,035)
Class I	(53)	(11,138)

Net realized gains:
Class A	(5,302,465)	(165,586)
Class B	(432,560)	(35,054)
Class C	(1,716,040)	(102,919)
Class I	(656)	(23,003)

Total distributions	(8,265,685)	(404,937)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	166,823,089	59,815,178
Proceeds issued in merger	120,894,408	—
Dividends reinvested	6,729,481	286,053

	294,446,978	60,101,231
Cost of shares redeemed	(42,081,510)	(7,225,859)

Net increase in net assets resulting from capital share transactions	252,365,468	52,875,372

Net increase in net assets	282,487,368	61,307,753

NET ASSETS:
Beginning of year	68,024,002	6,716,249

End of year	$350,511,370	$68,024,002

Undistributed net investment income at end of year	$378,917	$167,175

See Accompanying Notes to Financial Statements

46

ING REAL ESTATE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

								December 20,
	Year Ended May 31,							2002(1) to
								May 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.42		14.82		12.76		11.06	10.06

Income from investment operations:
Net investment income	$0.14	*	0.20	†	0.47	*	0.57	0.16
Net realized and unrealized gain on investments	$4.41		3.02		3.04		2.29	1.04
Total from investment operations	$4.55		3.22		3.51		2.86	1.20

Less distributions from:
Net investment income	$0.16		0.49		0.50		0.65	0.20
Net realized gains from investments	$1.54		1.13		0.95		0.51	—
Total distributions	$1.70		1.62		1.45		1.16	0.20
Net asset value, end of period	$19.27		16.42		14.82		12.76	11.06

Total Return(2)%	28.13		22.63		28.51		26.79	12.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$165,377		102,853		57,799		16,569	982

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.22		1.20		1.15		1.37	1.53
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.22		1.20		1.23		1.31	1.45
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.20		1.16		1.15		1.27	1.45
Net investment income after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.74		1.36	†	3.34		4.84	0.01
Portfolio turnover rate %	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

See Accompanying Notes to Financial Statements

47

ING REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class B

								November 20,
	Year Ended May 31,							2002(1) to
								May 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.45		14.85		12.78		11.10	10.00

Income from investment operations:
Net investment income (loss)	$(0.00	)*	0.08	†	0.37	**	0.45	0.12
Net realized and unrealized gain on investments	$4.43		3.02		3.05		2.32	1.15
Total from investment operations	$4.43		3.10		3.42		2.77	1.27

Less distributions from:
Net investment income	$0.02		0.37		0.40		0.58	0.17
Net realized gains from investments	$1.54		1.13		0.95		0.51	—
Total distributions	$1.56		1.50		1.35		1.09	0.17
Net asset value, end of period	$19.32		16.45		14.85		12.78	11.10

Total Return(2)%	27.24		21.70		27.62		25.81	12.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,331		5,037		3,484		1,990	149

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.97		1.95		1.90		2.12	2.30
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.97		1.95		1.98		2.06	2.20
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.95		1.91		1.90		2.02	2.20
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	(0.00	)*	0.61	†	2.64		3.28	1.91
Portfolio turnover rate %	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is more than $(0.005) or (0.005)%.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

See Accompanying Notes to Financial Statements

48

ING REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

								January 17,
	Year Ended May 31,							2003(1) to
								May 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.98		15.28		13.11		11.37	9.96

Income (loss) from investment operations:
Net investment income (loss)	$(0.01	)*	0.11	†	0.38	*	0.43	(0.01)*
Net realized and unrealized gain on investments	$4.58		3.09		3.13		2.40	1.50
Total from investment operations	$4.57		3.20		3.51		2.83	1.49

Less distributions from:
Net investment income	$0.02		0.37		0.39		0.58	0.08
Net realized gains from investments	$1.54		1.13		0.95		0.51	—
Total distributions	$1.56		1.50		1.34		1.09	0.08
Net asset value, end of period	$19.99		16.98		15.28		13.11	11.37

Total Return(2)%	27.21		21.69		27.57		25.75	15.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,942		3,124		2,720		2,708	157

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.97		1.95		1.90		2.12	2.30
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.97		1.95		1.98		2.06	2.20
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.95		1.91		1.90		2.02	2.20
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	(0.02)		0.61	†	2.65		3.54	(1.62)
Portfolio turnover rate %	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

See Accompanying Notes to Financial Statements

49

ING REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

								Period
	Year Ended May 31,							Ended	Year Ended
								May 31,	October 31,
	2007		2006		2005		2004	2003(1)	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.25		15.49		13.28		11.45	9.98	9.77

Income from investment operations:
Net investment income	$0.21	*	0.28	*†	0.54	*	0.58	0.20	0.60
Net realized and unrealized gain on investments	$4.64		3.14		3.15		2.43	1.47	0.23
Total from investment operations	$4.85		3.42		3.69		3.01	1.67	0.83

Less distributions from:
Net investment income	$0.21		0.53		0.53		0.67	0.20	0.62
Net realized gains from investments	$1.54		1.13		0.95		0.51	—	—
Total distributions	$1.75		1.66		1.48		1.18	0.20	0.62
Net asset value, end of period	$20.35		17.25		15.49		13.28	11.45	9.98

Total Return(2)%	28.55		22.98		28.82		27.24	16.95	8.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$168,125		144,907		146,499		161,904	125,645	97,331

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	0.90		0.92		0.90		1.06	1.19	0.98
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	0.90		0.92		0.98		0.96	1.00	0.98
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.87		0.88		0.90		0.96	1.00	0.98
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.07		1.68	†	3.70		4.69	4.26	4.29
Portfolio turnover rate %	57		51		91		132	62	106

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68%.

See Accompanying Notes to Financial Statements

50

ING REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O			Class Q

	Year	Year	September 15,	December 20,
	Ended	Ended	2004(1) to	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2005	2007

Per Share Operating Performance:
Net asset value, beginning of period	$16.40	14.81	13.52	18.84

Income from investment operations:
Net investment income (loss)	$0.14 *	0.21 †	0.39	(0.08)
Net realized and unrealized gain on investments	$4.41	3.00	2.23	0.71
Total from investment operations	$4.55	3.21	2.62	0.63

Less distributions from:
Net investment income	$0.17	0.49	0.38	0.14
Net realized gains from investments	$1.54	1.13	0.95	0.05
Total distributions	$1.71	1.62	1.33	0.19
Net asset value, end of period	$19.24	16.40	14.81	19.28

Total Return(2)%	28.15	22.60	20.12	3.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$53,140	28,720	12,305	1

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.22	1.16	1.15	1.45
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.22	1.16	1.23	1.45
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.20	1.13	1.15	1.43
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.73	1.36 †	3.32	(1.35)
Portfolio turnover rate %	57	51	91	57

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

See Accompanying Notes to Financial Statements

51

ING FUNDAMENTAL RESEARCH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year		Year
	Ended	December 28,	Ended	February 6,
	May 31,	2005(1) to	May 31,	2006(1) to
	2007	May 31, 2006	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.16	10.00	10.12	10.15

Income (loss) from investment operations:
Net investment income (loss)	$0.06 *	0.01	(0.07)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$1.86	0.15	1.91	(0.01)
Total from investment operations	$1.92	0.16	1.84	(0.03)

Less distributions from:
Net investment income	$0.14	—	0.12	—
Net realized gains on investments	$0.16	—	0.16	—
Total distributions	$0.30	—	0.28	—
Net asset value, end of period	$11.78	10.16	11.68	10.12

Total Return(2)%	19.12	1.60	18.34	(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,298	5,136	18,759	25

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.57	3.74	3.32	4.49
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	2.00	2.00
Net investment income (loss) after expense reimbursement(3)(4)%	0.56	0.32	(0.62)	(0.42)
Portfolio turnover rate %	413	54	413	54

	Class C		Class I

	Year		July 18,
	Ended	April 17,	2006(1) to
	May 31,	2006(1) to	May 31,
	2007	May 31, 2006	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.12	10.31	9.77

Income (loss) from investment operations:
Net investment income (loss)	$(0.07)*	(0.02)*	(0.05)*
Net realized and unrealized gain (loss) on investments	$1.94	(0.17)	2.33
Total from investment operations	$1.87	(0.19)	2.28

Less distributions from:
Net investment income	$0.12	—	0.18
Net realized gains on investments	$0.16	—	0.16
Total distributions	$0.28	—	0.34
Net asset value, end of period	$11.71	10.12	11.71

Total Return(2)%	18.60	(1.84)	23.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,622	77	3

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	3.32	4.49	2.17
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	0.83
Net investment income (loss) after expense reimbursement(3)(4)%	(0.60)	(0.42)	(0.49)
Portfolio turnover rate %	413	54	413

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

52

ING LARGECAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$18.64		17.88		18.11	14.33	16.59

Income (loss) from investment operations:
Net investment loss	$(0.11	)*	(0.10	)*	(0.07)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	$3.10		0.86		0.37	3.88	(2.11)
Total from investment operations	$2.99		0.76		0.30	3.78	(2.26)

Less distributions from:
Net investment income	$—		—		0.38	—	—
Return of capital	$—		—		0.15	—	—
Total distributions	$—		—		0.53	—	—
Net asset value, end of year	$21.63		18.64		17.88	18.11	14.33

Total Return(1)%	16.04		4.25		1.65	26.38	(13.62)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$73,556		95,300		111,208	109,858	40,941

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	1.48		1.43		1.40	1.61	1.76
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(2)%	1.45		1.45		1.45	1.45	1.60
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.44		1.44		1.43	1.42	1.60
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(2)%	(0.57)		(0.55)		(0.49)	(0.82)	(0.96)
Portfolio turnover rate %	84		99		81	142	291

	Class B

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.95		17.33		17.57	13.99	16.30

Income (loss) from investment operations:
Net investment loss	$(0.23	)*	(0.22	)*	(0.24)	(0.21)	(0.24)
Net realized and unrealized gain (loss) on investments	$2.98		0.84		0.41	3.79	(2.07)
Total from investment operations	$2.75		0.62		0.17	3.58	(2.31)

Less distributions from:
Net investment income	$—		—		0.26	—	—
Return of capital	$—		—		0.15	—	—
Total distributions	$—		—		0.41	—	—
Net asset value, end of year	$20.70		17.95		17.33	17.57	13.99

Total Return(1)%	15.32		3.58		0.97	25.59	(14.17)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$64,120		83,019		106,162	119,658	72,575

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture %	2.13		2.08		2.05	2.26	2.41
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(2)%	2.10		2.10		2.10	2.09	2.25
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	2.09		2.09		2.08	2.07	2.25
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture (2)%	(1.22)		(1.20)		(1.13)	(1.47)	(1.61)
Portfolio turnover rate %	84		99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

53

ING LARGECAP GROWTH FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.90		17.27		17.52	13.95	16.25

Income (loss) from investment operations:
Net investment loss	$(0.22	)*	(0.22	)*	(0.19)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	$2.95		0.85		0.36	3.79	(2.05)
Total from investment operations	$2.73		0.63		0.17	3.57	(2.30)

Less distributions from:
Net investment income	$—		—		0.27	—	—
Return of capital	$—		—		0.15	—	—
Total distributions	$—		—		0.42	—	—
Net asset value, end of year	$20.63		17.90		17.27	17.52	13.95

Total Return(1)%	15.25		3.65		0.92	25.59	(14.15)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$34,843		43,089		52,355	53,976	31,516

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture %	2.13		2.08		2.05	2.26	2.41
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)%	2.10		2.10		2.10	2.09	2.25
Net expenses after expense reimbursement and brokerage commission recapture(2)%	2.09		2.09		2.08	2.07	2.25
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(1.22)		(1.20)		(1.13)	(1.47)	(1.61)
Portfolio turnover rate %	84		99		81	142	291

	Class I

	Year Ended May 31,

	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$19.35	18.47		18.69	14.71	16.93

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.01	)*	0.02	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	$3.22	0.89		0.37	4.03	(2.16)
Total from investment operations	$3.21	0.88		0.39	3.98	(2.22)

Less distributions from:
Net investment income	$—	—		0.46	—	—
Return of capital	$—	—		0.15	—	—
Total distribution	$—	—		0.61	—	—
Net asset value, end of year	$22.56	19.35		18.47	18.69	14.71

Total Return(2)%	16.59	4.76		2.07	27.06	(13.11)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$79,265	66,319		38,841	36,504	22,156

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.01	0.97		0.94	1.10	1.21
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)%	0.98	0.98		0.99	0.94	1.05
Net expenses after expense reimbursement and brokerage commission recapture(2)%	0.96	0.98		0.97	0.91	1.05
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(0.09)	(0.05)		(0.02)	(0.31)	(0.42)
Portfolio turnover rate %	84	99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period

See Accompanying Notes to Financial Statements

54

ING LARGECAP GROWTH FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q

	Year Ended May 31,

	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$19.17	18.35		18.58	14.66	16.92

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.07	)*	(0.06)	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments	$3.20	0.89		0.40	4.03	(2.11)
Total from investment operations	$3.13	0.82		0.34	3.92	(2.26)

Less distributions from:
Net investment income	$—	—		0.42	—	—
Return of capital	$—	—		0.15	—	—
Total distributions	$—	—		0.57	—	—
Net asset value, end of year	$22.30	19.17		18.35	18.58	14.66

Total Return(1)%	16.33	4.47		1.81	26.74	(13.36)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,081	1,051		2,037	6,035	6,178

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.26	1.22		1.19	1.32	1.47
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)%	1.23	1.24		1.24	1.17	1.31
Net expenses after expense reimbursement and brokerage commission recapture(2)%	1.22	1.23		1.22	1.14	1.31
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(0.34)	(0.36)		(0.27)	(0.53)	(0.66)
Portfolio turnover rate %	84	99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

55

ING MIDCAP OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.18	13.01		12.06	10.12	11.11

Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.13	)*	(0.16)	(0.06)	(0.12)
Net realized and unrealized gain (loss) on investments	$2.90	2.30		1.10	2.00	(0.87)
Total from investment operations	$2.79	2.17		0.94	1.94	(0.99)

Less distributions from:
Net realized gains on investments	$0.09	—		—	—	—
Total distributions	$0.09	—		—	—	—
Payment by affiliate	$—	—		0.01	—	—
Net asset value, end of year	$17.88	15.18		13.01	12.06	10.12

Total Return(1)%	18.49	16.68		7.88 †	19.17	(8.91)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$117,178	122,820		118,668	133,363	44,010

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.84	1.82		1.71	1.70	1.83
Net expenses after expense reimbursement/recoupment (2)(3)%	1.25	1.39		1.64	1.59	1.50
Net investment loss after expense reimbursement/recoupment(2)(3)%	(0.66)	(0.90)		(1.15)	(1.06)	(1.15)
Portfolio turnover rate %	167	103		50	115	345

	Class B

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$14.37		12.41		11.59	9.80	10.83

Income (loss) from investment operations:
Net investment loss	$(0.21	)*	(0.23	)*	(0.27)	(0.06)	(0.20)
Net realized and unrealized gain (loss) on investments	$2.72		2.19		1.08	1.85	(0.83)
Total from investment operations	$2.51		1.96		0.81	1.79	(1.03)

Less distributions from:
Net realized gains on investments	$0.09		—		—	—	—
Total distributions	$0.09		—		—	—	—
Payment by affiliate	$—		—		0.01	—	—
Net asset value, end of year	$16.79		14.37		12.41	11.59	9.80

Total Return(1)%	17.58		15.79		7.08 †	18.27	(9.51)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$86,240		107,722		139,100	191,288	43,183

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.54		2.52		2.41	2.40	2.53
Net expenses after expense reimbursement/recoupment (2)%	2.00		2.15		2.37	2.29	2.20
Net investment loss after expense reimbursement/recoupment(2)%	(1.41)		(1.66)		(1.87)	(1.69)	(1.85)
Portfolio turnover rate %	167		103		50	115	345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

56

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$14.30		12.35		11.53	9.75	10.77

Income (loss) from investment operations:
Net investment loss	$(0.20	)*	(0.23	)*	(0.26)	(0.12)	(0.19)
Net realized and unrealized gain (loss) on investments	$2.70		2.18		1.07	1.90	(0.83)
Total from investment operations	$2.50		1.95		0.81	1.78	(1.02)

Less distributions from:
Net realized gains on investments	$0.09		—		—	—	—
Total distributions	$0.09		—		—	—	—
Payment by affiliate	$—		—		0.01	—	—
Net asset value, end of year	$16.71		14.30		12.35	11.53	9.75

Total Return(1)%	17.60		15.79		7.11 †	18.26	(9.47)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$80,703		90,156		101,261	131,461	67,730

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.54		2.52		2.41	2.40	2.53
Net expenses after expense reimbursement(2)%	2.00		2.15		2.37	2.29	2.20
Net investment loss after expense reimbursement(2)%	(1.41)		(1.66)		(1.88)	(1.80)	(1.85)
Portfolio turnover rate %	167		103		50	115	345

	Class I

	Year Ended May 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.64	13.35	12.33	10.33		11.29

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.07)	(0.09)	(0.09	)*	(0.11)
Net realized and unrealized gain (loss) on investments	$2.99	2.36	1.10	2.09		(0.85)
Total from investment operations	$2.96	2.29	1.01	2.00		(0.96)

Less distributions from:
Net realized gains on investments	$0.09	—	—	—		—
Total distributions	$0.09	—	—	—		—
Payment by affiliate	$—	—	0.01	—		—
Net asset value, end of year	$18.51	15.64	13.35	12.33		10.33

Total Return(1)%	19.03	17.15	8.27 †	19.36		(8.50)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,253	3,376	3,000	2,614		10,844

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.33	1.34	1.27	1.31		1.41
Net expenses after expense reimbursement(2)%	0.79	0.97	1.22	1.17		1.09
Net investment loss after expense reimbursement(2)%	(0.20)	(0.48)	(0.72)	(0.81)		(0.71)
Portfolio turnover rate %	167	103	50	115		345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

57

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q

	Year Ended May 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.36	13.15	12.17	10.19		11.16

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.11)	(0.13)	(0.10	)*	(0.09)
Net realized and unrealized gain (loss) on investments	$2.94	2.32	1.10	2.08		(0.88)
Total from investment operations	$2.87	2.21	0.97	1.98		(0.97)

Less distributions from:
Net realized gains on investments	$0.09	—	—	—		—
Total distributions	$0.09	—	—	—		—
Payment by affiliate	$—	—	0.01	—		—
Net asset value, end of year	$18.14	15.36	13.15	12.17		10.19

Total Return(1)%	18.79	16.81	8.05 †	19.43		(8.69)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,429	4,805	4,753	4,898		4,886

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.58	1.60	1.52	1.56		1.66
Net expenses after expense reimbursement(2)%	1.04	1.22	1.47	1.45		1.33
Net investment loss after expense reimbursement(2)%	(0.45)	(0.73)	(0.98)	(1.00)		(0.98)
Portfolio turnover rate %	167	103	50	115		345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

58

ING OPPORTUNISTIC LARGECAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year Ended	December 28,	Year Ended	April 5,
	May 31,	2005(1) to	May 31,	2006(1) to
	2007	May 31, 2006	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.02	10.00	10.01	10.65

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)*	0.06	(0.08)*	(0.01)
Net realized and unrealized gain (loss) on investments	$2.22	(0.04)	2.21	(0.63)
Total from investment operations	$2.21	0.02	2.13	(0.64)

Less distributions from:
Net investment income	$0.07	—	0.05	—
Total distributions	$0.07	—	0.05	—
Net asset value, end of period	$12.16	10.02	12.09	10.01

Total Return(2)%	22.11	0.20	21.35	(6.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,716	5,021	257	35

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	3.97	3.74	4.72	4.49
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	2.00	2.00
Net investment income (loss) after expense reimbursement(3)(4)%	(0.08)	1.32	(0.70)	(0.81)
Portfolio turnover rate %	240	51	240	51

	Class C		Class I

	Year Ended	April 27,	December 20,
	May 31,	2006(1) to	2006(1) to
	2007	May 31, 2006	May 31, 2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.01	10.48	10.99

Income (loss) from investment operations:
Net investment income (loss)	$(0.08)*	(0.01)	0.02 *
Net realized and unrealized loss on investments	$2.16	(0.46)	1.19
Total from investment operations	$2.08	(0.47)	1.21

Less distributions from:
Net investment income	$0.09	—	—
Total distributions	$0.09	—	—
Net asset value, end of period	$12.00	10.01	12.20

Total Return(2)%	20.89	(4.58)	11.01

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$112	10	26

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	4.72	4.54	3.72
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	1.00
Net investment income (loss) after expense reimbursement(3)(4)%	(0.75)	(0.74)	0.43
Portfolio turnover rate %	240	51	240

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

59

ING SMALLCAP OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$29.23		24.37		22.53		18.16	24.04

Income (loss) from investment operations:
Net investment loss	$(0.26	)*	(0.31	)*	(0.31	)*	(0.37)	(0.35)
Net realized and unrealized gain (loss) on investments	$5.70		5.17		2.15		4.74	(5.53)
Total from investment operations	$5.44		4.86		1.84		4.37	(5.88)
Net asset value, end of year	$34.67		29.23		24.37		22.53	18.16

Total Return(1)%	18.61		19.94		8.17		24.06 †	(24.46)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$88,436		89,328		93,821		105,890	118,570

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.83		1.85		1.74		1.74	1.88
Net expenses after expense reimbursement(2)%	1.50		1.50		1.63		1.74	1.88
Net investment loss after expense reimbursement(2)%	(0.86)		(1.13)		(1.36)		(1.52)	(1.80)
Portfolio turnover rate %	78		87		62		60	357

		Class B

		Year Ended May 31,

		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$26.57		22.32		20.78		16.87	22.48

Income (loss) from investment operations:
Net investment loss		$(0.44	)*	(0.47	)*	(0.44	)*	(0.50)	(0.48)
Net realized and unrealized gain (loss) on investments		$5.14		4.72		1.98		4.41	(5.13)
Total from investment operations		$4.70		4.25		1.54		3.91	(5.61)
Net asset value, end of year		$31.27		26.57		22.32		20.78	16.87

Total Return(1)%		17.69		19.04		7.41		23.18 †	(24.96)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$25,219		30,678		43,929		77,751	85,465

Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	2.53		2.55		2.44		2.44	2.58
Net expenses after expense reimbursement	%	2.25		2.25		2.35		2.44	2.58
Net investment loss after expense reimbursement	%	(1.61)		(1.88)		(2.10)		(2.07)	(2.50)
Portfolio turnover rate	%	78		87		62		60	357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

60

ING SMALLCAP OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class C

		Year Ended May 31,

		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$26.51		22.27		20.73		16.83	22.44

Income (loss) from investment operations:
Net investment loss		$(0.44	)*	(0.47	)*	(0.44	)*	(0.49)	(0.49)
Net realized and unrealized gain (loss) on investments		$5.14		4.71		1.98		4.39	(5.12)
Total from investment operations		$4.70		4.24		1.54		3.90	(5.61)
Net asset value, end of year		$31.21		26.51		22.27		20.73	16.83

Total Return(1)%		17.73		19.04		7.43		23.17 †	(25.00)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$34,951		39,174		43,603		57,140	63,406

Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	2.53		2.55		2.44		2.44	2.58
Net expenses after expense reimbursement	%	2.25		2.25		2.35		2.44	2.58
Net investment loss after expense reimbursement	%	(1.61)		(1.88)		(2.09)		(2.06)	(2.50)
Portfolio turnover rate	%	78		87		62		60	357

		Class I

		Year Ended May 31,

		2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$29.82		24.73		22.76	18.27	24.07

Income (loss) from investment operations:
Net investment loss		$(0.13	)*	(0.18	)*	(0.21)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments		$5.82		5.27		2.18	4.72	(5.57)
Total from investment operations		$5.69		5.09		1.97	4.49	(5.80)
Net asset value, end of year		$35.51		29.82		24.73	22.76	18.27

Total Return(1)%		19.08		20.58		8.66	24.58 †	(24.10)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$4,186		2,727		13,359	11,526	8,510

Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.34		1.34		1.28	1.31	1.46
Net expenses after expense reimbursement	%	1.06		1.04		1.17	1.31	1.46
Net investment loss after expense reimbursement	%	(0.42)		(0.65)		(0.91)	(1.09)	(1.37)
Portfolio turnover rate	%	78		87		62	60	357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

61

ING SMALLCAP OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class Q

		Year Ended May 31,

		2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year		$29.50		24.54		22.64		18.22		24.07

Income (loss) from investment operations:
Net investment loss		$(0.21	)*	(0.26	)*	(0.27	)*	(0.29	)*	(0.53)
Net realized and unrealized gain (loss) on investments		$5.76		5.22		2.17		4.71		(5.32)
Total from investment operations		$5.55		4.96		1.90		4.42		(5.85)
Net asset value, end of year		$35.05		29.50		24.54		22.64		18.22

Total Return(1)%		18.81		20.21		8.39		24.26	†	(24.30)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$150		186		243		463		906

Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.59		1.59		1.56		1.57		1.70
Net expenses after expense reimbursement	%	1.31		1.30		1.45		1.57		1.70
Net investment loss after expense reimbursement	%	(0.67)		(0.93)		(1.19)		(1.36)		(1.62)
Portfolio turnover rate	%	78		87		62		60		357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

62

ING FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$23.23	22.21	22.03	19.24	22.11

Income (loss) from investment operations:
Net investment income	$0.24	0.23	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	$4.02	3.00	1.58	3.60	(1.78)
Total from investment operations	$4.26	3.23	1.74	3.69	(1.66)

Less distributions from:
Net investment income	$0.26	0.22	0.08	0.08	0.09
Net realized gains from investments	$2.35	1.99	1.48	0.82	1.12
Total distributions	$2.61	2.21	1.56	0.90	1.21
Net asset value, end of year	$24.88	23.23	22.21	22.03	19.24

Total Return(1)%	18.80	14.71	7.97	19.57	(6.98)

Ratios and Supplemental Data:
Net assets, end of year (millions)	$255	215	183	193	182

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.32	1.29	1.27	1.41	1.52
Net expenses after expense reimbursement(2)%	1.22	1.19	1.17	1.41	1.52
Net investment income after expense reimbursement(2)%	0.99	0.99	0.69	0.40	0.54
Portfolio turnover rate %	36	26	27	35	19

		Class B

		Year Ended May 31,

		2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$22.86		21.87		21.79	19.12	22.03

Income (loss) from investment operations:
Net investment income (loss)		$0.05	*	0.05	*	(0.01)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments		$3.95		2.95		1.57	3.57	(1.72)
Total from investment operations		$4.00		3.00		1.56	3.49	(1.79)

Less distributions from:
Net investment income		$—		0.02		—	—	—
Net realized gains from investments		$2.35		1.99		1.48	0.82	1.12
Total distributions		$2.35		2.01		1.48	0.82	1.12
Net asset value, end of year		$24.51		22.86		21.87	21.79	19.12

Total Return(1)%		17.89		13.81		7.21	18.60	(7.66)

Ratios and Supplemental Data:
Net assets, end of year (millions)		$33		64		107	127	127

Ratios to average net assets:
Expenses	%	1.97		1.94		1.92	2.16	2.27
Net investment income (loss)%		0.20		0.21		(0.06)	(0.36)	(0.21)
Portfolio turnover rate	%	36		26		27	35	19

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

63

ING FINANCIAL SERVICES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C					Class O

	Year Ended				August 24,	Year Ended			September 15,
	May 31,				2004(1) to	May 31,			2004(1) to
					May 31,				May 31,
	2007		2006		2005	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$22.53		21.78		21.78	23.13		22.15	22.67

Income from investment operations:
Net investment income	$0.06	*	0.08	*	0.09	0.25	*	0.22	0.17
Net realized and unrealized gain on investments	$3.88		2.93		1.49	3.98		3.00	0.92
Total from investment operations	$3.94		3.01		1.58	4.23		3.22	1.09

Less distributions from:
Net investment income	$0.16		0.27		0.10	0.28		0.25	0.13
Net realized gains from investments	$2.35		1.99		1.48	2.35		1.99	1.48
Total distributions	$2.51		2.26		1.58	2.63		2.24	1.61
Net asset value, end of period	$23.96		22.53		21.78	24.73		23.13	22.15

Total Return(2)%	17.90		13.97		7.29	18.77		14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,256		1,311		13	23,459		9,659	3,658

Ratios to average net assets:
Expenses(3)%	1.97		1.94		1.92	1.22		1.19	1.17
Net investment income(3)%	0.24		0.35		0.12	1.03		1.03	0.80
Portfolio turnover rate %	36		26		27	36		26	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

64

ING LARGECAP VALUE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B

					February 2,					February 2,
	Year Ended May 31,				2004(1) to	Year Ended May 31,				2004(1) to
					May 31,					May 31,
	2007		2006	2005	2004	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.31		10.23	9.65	10.00	10.25	10.17	9.63		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.07	**	0.10	0.05	0.01	(0.02)	0.03	(0.00	)*	(0.00)*
Net realized and unrealized income (loss) on investments	$2.70		0.64	0.69	(0.36)	2.69	0.63	0.65		(0.37)
Total from investment operations	$2.77		0.74	0.74	(0.35)	2.67	0.66	0.65		(0.37)

Less distributions from:
Net investment income	$0.06		0.09	0.08	—	—	0.01	0.03		—
Net realized gains on investments	$0.55		0.57	0.08	—	0.55	0.57	0.08		—
Total distributions	$0.61		0.66	0.16	—	0.55	0.58	0.11		—
Net asset value, end of period	$12.47		10.31	10.23	9.65	12.37	10.25	10.17		9.63

Total Return(2)%	27.32		7.65	7.64	(3.50)	26.42	6.81	6.78		(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70,598		29,839	22,079	4,729	12,381	7,645	8,447		2,601

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.45		1.50	1.94	4.05	2.20	2.25	2.69		4.80
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	1.45		1.45	1.45	1.35	2.20	2.20	2.20		2.10
Net expense after expense reimbursement and brokerage commission recapture(3)(4)%	1.45		1.45	1.45	1.35	2.20	2.20	2.20		2.10
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.62		1.06	0.93	0.72	(0.13)	0.29	0.17		(0.07)
Portfolio turnover rate %	43		34	47	4	43	34	47		4

	Class C

					February 3,
	Year Ended May 31,				2004(1) to
					May 31,
	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.24	10.17	9.63		9.96

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	0.03	0.00	*	(0.00)*
Net realized and unrealized income (loss) on investments	$2.70	0.62	0.65		(0.33)
Total from investment operations	$2.67	0.65	0.65		(0.33)

Less distributions from:
Net investment income	$—	0.01	0.03		—
Net realized gains on investments	$0.55	0.57	0.08		—
Total distributions	$0.55	0.58	0.11		—
Net asset value, end of period	$12.36	10.24	10.17		9.63

Total Return(2)%	26.45	6.79	6.76		(3.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,418	11,566	11,358		3,793

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.20	2.25	2.69		4.81
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.20	2.20	2.20		2.11
Net expense after expense reimbursement and brokerage commission recapture(3)(4)%	2.20	2.20	2.20		2.11
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	(0.13)	0.29	0.17		(0.03)
Portfolio turnover rate %	43	34	47		4

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is less than $0.005 or more than $(0.005).

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

65

ING LARGECAP VALUE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended			August 2,
	May 31,			2004(1) to
				May 31,
	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.32		10.24	9.72

Income from investment operations:
Net investment income	$0.10	*	0.14	0.10
Net realized and unrealized gain on investments	$2.72		0.63	0.59
Total from investment operations	$2.82		0.77	0.69

Less distributions from:
Net investment income	$0.08		0.12	0.09
Net realized gains on investments	$0.55		0.57	0.08
Total distributions	$0.63		0.69	0.17
Net asset value, end of period	$12.51		10.32	10.24

Total Return(2)%	27.80		7.94	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,819		2,981	2,764

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.13		1.23	1.65
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.13		1.18	1.16
Net expense after expense reimbursement and brokerage commission recapture(3)(4)%	1.13		1.18	1.16
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.90		1.31	1.22
Portfolio turnover rate %	43		34	47

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

66

ING MAGNACAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class A

		Year Ended May 31,

		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$12.12		10.81	10.28	8.82	10.11

Income (loss) from investment operations:
Net investment income		$0.17	**	0.12	0.12	0.09	0.06
Net realized and unrealized gain (loss) on investments		$2.63		1.31	0.54	1.46	(1.32)
Total from investment operations		$2.80		1.43	0.66	1.55	(1.26)

Less distributions from:
Net investment income		$0.15		0.12	0.13	0.09	0.03
Total distributions		$0.15		0.12	0.13	0.09	0.03
Net asset value, end of year		$14.77		12.12	10.81	10.28	8.82

Total Return(1)%		23.24		13.32	6.48	17.64	(12.46)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$349,678		317,309	293,793	311,087	156,902

Ratios to average net assets:
Expenses	%	1.11		1.09	1.15	1.35	1.45
Net investment income	%	1.27		1.03	1.12	1.10	0.73
Portfolio turnover rate	%	91		80	50	28	110

		Class B

		Year Ended May 31,

		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$11.73		10.46	9.91	8.48	9.75

Income (loss) from investment operations:
Net investment income		$0.06	**	0.04	0.06	0.04	0.00 *
Net realized and unrealized gain (loss) on investments		$2.53		1.25	0.51	1.39	(1.27)
Total from investment operations		$2.59		1.29	0.57	1.43	(1.27)

Less distributions from:
Net investment income		$0.05		0.02	0.02	—	—
Total distributions		$0.05		0.02	0.02	—	—
Net asset value, end of year		$14.27		11.73	10.46	9.91	8.48

Total Return(1)%		22.16		12.38	5.77	16.86	(13.03)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$23,400		29,186	36,962	52,812	50,677

Ratios to average net assets:
Expenses	%	1.91		1.89	1.85	2.05	2.15
Net investment income	%	0.47		0.22	0.43	0.35	0.03
Portfolio turnover rate	%	91		80	50	28	110

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*  Amount is less than $0.005.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

67

ING MAGNACAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C

		Year Ended May 31,

		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$11.74		10.46	9.91	8.48	9.76

Income (loss) from investment operations:
Net investment income		$0.06	**	0.03	0.08	0.03	0.00 *
Net realized and unrealized gain (loss) on investments		$2.54		1.27	0.49	1.40	(1.28)
Total from investment operations		$2.60		1.30	0.57	1.43	(1.28)

Less distributions from:
Net investment income		$0.05		0.02	0.02	—	—
Total distributions		$0.05		0.02	0.02	—	—
Net asset value, end of year		$14.29		11.74	10.46	9.91	8.48

Total Return(2)%		22.22		12.45	5.77	16.86	(13.11)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$6,296		6,657	6,490	11,502	8,291

Ratios to average net assets:
Expenses	%	1.91		1.89	1.85	2.05	2.15
Net investment income	%	0.46		0.22	0.43	0.36	0.03
Portfolio turnover rate	%	91		80	50	28	110

	Class I

						March 5,
	Year Ended May 31,					2003(1) to
						May 31,
	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.07		10.76	10.27	8.82	7.55

Income from investment operations:
Net investment income	$0.20	**	0.15	0.16	0.15	0.01
Net realized and unrealized gain on investments	$2.61		1.31	0.53	1.44	1.26
Total from investment operations	$2.81		1.46	0.69	1.59	1.27

Less distributions from:
Net investment income	$0.18		0.15	0.20	0.14	—
Total distributions	$0.18		0.15	0.20	0.14	—
Net asset value, end of period	$14.70		12.07	10.76	10.27	8.82

Total Return(2)%	23.52		13.65	6.79	18.26	16.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,886		2,713	2,454	8	7

Ratios to average net assets:
Expenses(3)%	0.83		0.82	0.80	0.88	0.92
Net investment income(3)%	1.54		1.28	1.47	1.55	2.06
Portfolio turnover rate %	91		80	50	28	110

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

*  Amount is less than $0.005.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

68

ING MAGNACAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class M

		Year Ended May 31,

		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$12.03		10.73	10.16	8.68	9.96

Income (loss) from investment operations:
Net investment income		$0.09	*	0.07	0.09	0.08	0.03
Net realized and unrealized gain (loss) on investments		$2.61		1.29	0.52	1.41	(1.31)
Total from investment operations		$2.70		1.36	0.61	1.49	(1.28)

Less distributions from:
Net investment income		$0.08		0.06	0.04	0.01	—
Total distributions		$0.08		0.06	0.04	0.01	—
Net asset value, end of year		$14.65		12.03	10.73	10.16	8.68

Total Return(1)%		22.50		12.73	6.01	17.13	(12.85)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$3,521		3,533	4,048	5,270	7,445

Ratios to average net assets:
Expenses	%	1.65		1.59	1.60	1.80	1.90
Net investment income	%	0.73		0.52	0.67	0.55	0.28
Portfolio turnover rate	%	91		80	50	28	110

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

69

ING SMALLCAP VALUE CHOICE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B

	Year Ended				February 1,	Year Ended			February 1,
	May 31,				2005(1) to	May 31,			2005(1) to
					May 31,				May 31,
	2007		2006		2005	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.48		9.57		10.00	12.41		9.55	10.00

Income (loss) from investment operations:
Net investment loss	$0.05	**	(0.00	)*	** (0.00)*	(0.08	)**	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$2.15		3.04		(0.43)	2.15		3.02	(0.44)
Total from investment operations	$2.20		3.04		(0.43)	2.07		2.94	(0.45)

Less distributions from:
Net investment income	$0.02		0.05		—	—		(0.00)*	—
Net realized gains from investments	$0.30		0.08		—	0.30		0.08	—
Total distributions	$0.32		0.13		—	0.30		0.08	—
Net asset value, end of period	$14.36		12.48		9.57	14.18		12.41	9.55

Total Return(2)%	17.82		31.90		(4.30)	16.86		30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$72,290		21,127		3,976	4,497		2,187	591

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.65		2.14		4.73	2.40		2.87	5.48
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50		1.54		1.50	2.25		2.29	2.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.47		1.50		1.50	2.22		2.25	2.25
Net investment loss after expense reimbursement (3)(4)%	0.42		(0.01)		(0.18)	(0.69)		(0.75)	(0.93)
Portfolio turnover rate %	28		36		14	28		36	14

	Class C				Class I

	Year Ended			February 2,	Year	June 9,
	May 31,			2005(1) to	Ended	2005(1) to
				May 31,	May 31,	May 31,
	2007		2006	2005	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.42		9.56	10.05	12.50	9.80

Income (loss) from investment operations:
Net investment income (loss)	$(0.06	)**	(0.08)	(0.01)	0.05	0.05 **
Net realized and unrealized gain (loss) on investments	$2.13		3.03	(0.48)	2.17	2.80
Total from investment operations	$2.07		2.95	(0.49)	2.22	2.85

Less distributions from:
Net investment income	$—		0.01	—	0.03	0.07
Net realized gains from investments	$0.30		0.08	—	0.30	0.08
Total distributions	$0.30		0.09	—	0.33	0.15
Net asset value, end of period	$14.19		12.42	9.56	14.39	12.50

Total Return(2)%	16.85		30.97	(4.88)	18.00	29.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,264		6,803	1,517	9,930	3,333

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.40		2.87	5.48	1.34	1.75
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25		2.29	2.25	1.19	1.15
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.22		2.25	2.25	1.16	1.11
Net investment income (loss) after expense reimbursement(3)(4)%	(0.58)		(0.75)	(0.91)	0.40	0.42
Portfolio turnover rate %	28		36	14	28	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Amount is less than $0.005.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

70

ING VALUE CHOICE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B

	Year Ended				February 1,	Year Ended				February 1,
	May 31,				2005(1) to	May 31,				2005(1) to
					May 31,					May 31,
	2007		2006		2005	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.43		9.97		10.00	13.35		9.95		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.13	**	0.10	**	0.00 *	0.03	**	0.00	**	(0.01)
Net realized and unrealized income (loss) on investments	$3.13		3.51		(0.03)	3.10		3.52		(0.04)
Total from investment operations	$3.26		3.61		(0.03)	3.13		3.52		(0.05)

Less distributions from:
Net investment income	$0.09		0.04		—	—		0.01		—
Net realized gains from investments	$0.59		0.11		—	0.59		0.11		—
Total distributions	$0.68		0.15		—	0.59		0.12		—
Net asset value, end of period	$16.01		13.43		9.97	15.89		13.35		9.95

Total Return(2)%	24.60		36.48		(0.30)	23.69		35.54		(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$216,598		39,931		3,598	45,163		6,538		1,107

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(4)%	1.59		1.86		4.95	2.34		2.61		5.70
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50		1.51		1.50	2.25		2.26		2.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.49		1.50		1.50	2.24		2.25		2.25
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.90		0.84		0.23	0.18		0.05		(0.48)
Portfolio turnover rate %	35		27		10	35		27		10

	Class C						Class I

	Year Ended				February 7,		Year	September 15,
	May 31,				2005(1) to		Ended	2005(1) to
					May 31,		May 31,	May 31,
	2007		2006		2005		2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.34		9.94		9.94		13.43	11.18

Income (loss) from investment operations:
Net investment income (loss)	$0.02	**	0.01	**	(0.00	)*	0.30 **	0.14 **
Net realized and unrealized income on investments	$3.11		3.51		0.00	*	3.02	2.28
Total from investment operations	$3.13		3.52		0.00	*	3.32	2.42

Less distributions from:
Net investment income	$—		0.01		—		0.04	0.06
Net realized gains from investments	$0.59		0.11		—		0.59	0.11
Total distributions	$0.59		0.12		—		0.63	0.17
Net asset value, end of period	$15.88		13.34		9.94		16.12	13.43

Total Return(2)%	23.71		35.62		0.00	*	24.99	21.87

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$87,992		21,549		2,012		758	6

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(4)%	2.34		2.61		5.70		1.27	2.11
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25		2.26		5.70		1.18	1.63
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.24		2.25		2.25		1.17	1.61
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.15		0.05		(0.42)		2.00	1.58
Portfolio turnover rate %	35		27		10		35	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

* Amount is less than $0.005 or $(0.005) per share or 0.005%.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

71

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Equity Trust (“IET”) and ING Investment Funds, Inc. (“IIF”) (collectively, the “Trusts”), both organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-four separate series. Ten of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING SmallCap Value Choice Fund (“SmallCap Value Choice”) and ING Value Choice Fund (“Value Choice” formerly, ING MidCap Value Choice Fund). IIF is a Maryland Corporation organized on July 7, 1969 with one series, ING MagnaCap Fund (“MagnaCap”), collectively (the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees/Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors

72

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions

73

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. Certain Funds intend to limit their use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the

74

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Semi-Annually

Fundamental Research LargeCap Growth MidCap Opportunities Opportunistic LargeCap SmallCap Opportunities Financial Services LargeCap Value SmallCap Value Choice Value Choice	MagnaCap Quarterly Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Options Contracts. Each Fund, except MagnaCap, may purchase put and call options. Each Fund may write (sell) put options. Each Fund, except Financial Services and MagnaCap, may write covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Funds give up the

75

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Securities Lending. Each Fund has the option to temporarily loan securities representing up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund, except MagnaCap, also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.	Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued basis. Each Fund, except MagnaCap and Financial Services, may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

O.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be

76

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Non U.S. Government

	Purchases	Sales

Real Estate	$250,800,783	$211,878,106
Fundamental Research	81,220,203	54,814,971
LargeCap Growth	218,392,453	293,317,474
MidCap Opportunities	480,240,331	554,941,252
Opportunistic LargeCap	14,307,811	13,377,129
SmallCap Opportunities	112,644,566	147,361,088
Financial Services	105,287,841	138,609,172
LargeCap Value	70,155,850	36,672,812
MagnaCap	328,413,017	370,524,938
SmallCap Value Choice	69,569,289	16,696,507
Value Choice	233,647,617	49,244,770

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets

Real Estate	0.70%
Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% in excess of $500 million
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
SmallCap Value Choice(1)	1.00% of the Fund’s average daily net assets managed by NWQ and Kayne; and 0.75% of the Fund’s average daily net assets managed by ING IM.
Value Choice	1.00%

(1)	On March 2, 2007, the Board approved the addition of Kayne and ING IM as additional sub-advisors to the Fund.

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities, Financial Services and MagnaCap pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and INGCRES.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as Sub-Adviser to LargeCap Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to LargeCap Growth pursuant to a sub-advisory agreement between the Investment Adviser and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as one of the Sub-Advisers to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and NWQ. Effective March 29, 2007, Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) serves as the second Sub-Adviser to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Kayne. Effective March 29, 2007, ING IM serves as the third Sub-Adviser to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

77

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the year ended May 31, 2007, MidCap Opportunities and SmallCap Opportunities paid $258,184 and $116,827, respectively, in shareholder servicing fees.

The Investment Adviser, ING IM, INGCRES, IFS and the ING Funds Distributor, LLC (“IFD” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2007, Fundamental Research, MidCap Opportunities, SmallCap Opportunities and Financial Services waived $14, $669, $629 and $2,592 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class M	Class O	Class Q

Real Estate	0.25%	1.00%	n/a	0.25%	0.25%
Fundamental Research	0.25%	1.00%	n/a	n/a	n/a
LargeCap Growth	0.35%	1.00%	n/a	n/a	0.25%
MidCap Opportunities(1)	0.30%	1.00%	n/a	n/a	0.25%
Opportunistic LargeCap	0.25%	1.00%	n/a	n/a	n/a
SmallCap Opportunities(1)	0.30%	1.00%	n/a	n/a	0.25%
Financial Services(1)	0.35%	1.00%	n/a	0.25%	n/a
LargeCap Value	0.25%	1.00%	n/a	n/a	n/a
MagnaCap(2)	0.30%	1.00%	0.75%	n/a	n/a
SmallCap Value Choice	0.25%	1.00%	n/a	n/a	n/a
Value Choice	0.25%	1.00%	n/a	n/a	n/a

(1)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services through October 1, 2007. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities and SmallCap Opportunities. The fee waiver is for the period beginning January 1, 2007 through December 31, 2007.

(2)	MagnaCap Class A paid only 0.20% out of a maximum contractual rate of 0.30% that is allowed in Distribution Fees under its 12b-1 reimbursement plan.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class M shares. For the year ended

78

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

May 31, 2007, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C	Class M
Initial Sales Charges:	Shares	Shares	Shares	Shares

Real Estate	$20,580	n/a	n/a	n/a
Fundamental Research	2,954	n/a	n/a	n/a
LargeCap Growth	27,680	n/a	n/a	n/a
MidCap Opportunities	7,151	n/a	n/a	n/a
Opportunistic LargeCap	1,711	n/a	n/a	n/a
SmallCap Opportunities	2,825	n/a	n/a	n/a
Financial Services	15,469	n/a	n/a	n/a
LargeCap Value	59,871	n/a	n/a	n/a
MagnaCap	7,645	n/a	n/a	$103
SmallCap Value Choice	24,445	n/a	n/a	n/a
Value Choice	—	n/a	n/a	n/a

Contingent Deferred	Class A	Class B	Class C	Class M
Sales Charges:	Shares	Shares	Shares	Shares

Real Estate	$—	n/a	$2,920	n/a
Fundamental Research	—	n/a	—	n/a
LargeCap Growth	9,971	n/a	4,074	n/a
MidCap Opportunities	103	n/a	775	n/a
Opportunistic LargeCap	—	n/a	—	n/a
SmallCap Opportunities	270	n/a	559	n/a
Financial Services	92	n/a	1,255	n/a
LargeCap Value	7,514	n/a	4,525	n/a
MagnaCap	—	n/a	215	n/a
SmallCap Value Choice	—	n/a	3,071	n/a
Value Choice	31,764	n/a	9,526	n/a

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Portfolio	Fees	Fees	Fees	Total

Real Estate	$236,395	$33,785	$56,090	$326,270
Fundamental Research	23,516	3,360	25,784	52,660
LargeCap Growth	159,260	21,235	105,683	286,178
MidCap Opportunities	243,980	24,432	164,597	433,009
Opportunistic LargeCap	4,019	575	1,617	6,211
SmallCap Opportunities	123,244	12,778	68,844	204,866
Financial Services	196,361	—	88,292	284,653
LargeCap Value	78,117	8,940	42,088	129,145
MagnaCap	236,200	—	86,182	322,382
SmallCap Value Choice	86,604	8,455	31,950	127,009
Value Choice	294,403	29,647	159,083	483,133

At May 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company (“ILIAC”) — Real Estate (31.86)%; Fundamental Research (9.54)%; SmallCap Value Choice (10.33)%; and Opportunistic LargeCap (85.80)%.

ING National Trust — Real Estate (17.00)%; and LargeCap Growth (27.02)%.

NOTE 7 — EXPENSE LIMITATIONS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
Fundamental Research	1.25%	2.00%	2.00%	1.00%	n/a	n/a
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	n/a	1.35%
MidCap Opportunities(1)	1.75%	2.45%	2.45%	1.45%	n/a	1.60%
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	n/a	n/a
LargeCap Value	1.45%	2.20%	2.20%	1.20%	n/a	n/a
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	n/a	n/a
Value Choice	1.50%	2.25%	2.25%	1.25%	n/a	n/a

(1)	Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities and has implemented expense limits for SmallCap Opportunities through at least December 31, 2007. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q

MidCap Opportunities	1.25%	2.00%	2.00%	1.00%	1.25%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2007, ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement

79

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2007, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,

	2008	2009	2010	Total

Fundamental Research	$—	$54,329	$184,834	$239,163
LargeCap Growth	—	—	80,629	80,629
Opportunistic LargeCap	—	54,209	152,890	207,099
LargeCap Value	149,528	25,366	1,297	176,191
SmallCap Value Choice	31,995	105,501	96,620	234,116
Value Choice	35,470	113,048	136,048	284,566

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2007:

			Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	For Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate	22	$5,353,182	5.75%
Fundamental Research	1	$2,260,000	5.71%
LargeCap Growth	12	$835,833	5.55%
LargeCap Value	10	$2,632,000	5.76%
MagnaCap	1	$510,000	5.74%
Value Choice Fund	12	$540,000	5.84%

80

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007	2006

Real Estate (Number of Shares)
Shares sold	3,223,010	2,875,437	74,104	126,848	114,358	76,070
Dividends reinvested	696,070	529,472	23,757	23,838	14,522	13,589
Shares redeemed	(1,602,228)	(1,039,591)	(76,239)	(79,077)	(65,626)	(83,667)

Net increase in shares outstanding	2,316,852	2,365,318	21,622	71,609	63,254	5,992

Real Estate ($)
Shares sold	$62,045,801	$46,599,231	$1,412,883	$2,047,010	$2,288,038	$1,300,645
Dividends reinvested	13,127,728	8,265,193	449,040	372,014	284,029	218,707
Shares redeemed	(30,457,524)	(16,705,118)	(1,462,600)	(1,283,419)	(1,318,987)	(1,400,270)

Net increase	$44,716,005	$38,159,306	$399,323	$1,135,605	$1,253,080	$119,082

	Class I		Class O		Class Q

	Year	Year	Year	Year	December 20,
	Ended	Ended	Ended	Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007

Real Estate (Number of Shares)
Shares sold	2,318,757	2,306,972	2,245,758	1,642,568	55
Dividends reinvested	642,352	767,164	193,500	114,187	—
Shares redeemed	(3,101,509)	(4,127,596)	(1,428,905)	(836,522)	—

Net increase (decrease) in shares outstanding	(140,400)	(1,053,460)	1,010,353	920,233	55

Real Estate ($)
Shares sold	$47,677,356	$38,620,833	$43,422,740	$26,741,162	$1,010
Dividends reinvested	12,761,645	12,555,053	3,648,487	1,782,741	—
Shares redeemed	(63,308,854)	(68,813,973)	(27,030,468)	(13,440,715)	—

Net increase (decrease)	$(2,869,853)	$(17,638,087)	$20,040,759	$15,083,188	$1,010

	Class A		Class B

	Year	December 28,	Year	February 6,
	Ended	2005(1) to	Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Fundamental Research (Number of Shares)
Shares sold	234,079	506,018	8,586	2,430
Shares issued from merger	560,516	—	1,941,926	—
Dividends reinvested	260	—	139	—
Shares redeemed	(256,801)	(462)	(347,392)	—

Net increase in shares outstanding	538,054	505,556	1,603,259	2,430

Fundamental Research ($)
Shares sold	$2,610,888	$5,061,622	$92,641	$24,839
Shares issued from merger	5,962,002	—	20,513,179	—
Dividends reinvested	2,837	—	1,510	—
Shares redeemed	(2,912,080)	(4,855)	(3,853,979)	—

Net increase	$5,663,647	$5,056,767	$16,753,351	$24,839

(1)	Commencement of operations.

81

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year	April 17,	July 18,
	Ended	2006(1) to	2006(1) to
	May 31,	May 31,	May 31,
	2007	2006	2007

Fundamental Research (Number of Shares)
Shares sold	16,166	7,588	180
Shares issued from merger	803,331	—	94
Dividends reinvested	261	—	5
Shares redeemed	(91,328)	—	—

Net increase in shares outstanding	728,430	7,588	279

Fundamental Research ($)
Shares sold	$173,508	$79,510	$1,762
Shares issued from merger	8,508,265	—	1,003
Dividends reinvested	2,996	—	56
Shares redeemed	(1,017,834)	—	—

Net increase	$7,666,935	$79,510	$2,821

	Class A		Class B		Class C

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007	2006

LargeCap Growth (Number of Shares)
Shares sold	723,334	1,327,040	118,506	484,520	123,561	453,259
Shares redeemed	(2,434,945)	(2,435,369)	(1,644,132)	(1,986,634)	(842,107)	(1,076,747)

Net decrease in shares outstanding	(1,711,611)	(1,108,329)	(1,525,626)	(1,502,114)	(718,546)	(623,488)

LargeCap Growth ($)
Shares sold	$14,010,050	$25,113,421	$2,176,900	$8,879,172	$2,262,797	$8,273,495
Shares redeemed	(46,921,853)	(46,082,519)	(30,706,442)	(36,333,053)	(15,708,757)	(19,684,677)

Net decrease	$(32,911,803)	$(20,969,098)	$(28,529,542)	$(27,453,881)	$(13,445,960)	$(11,411,182)

	Class I		Class Q

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

LargeCap Growth (Number of Shares)
Shares sold	685,577	1,902,655	2,896	11,078
Shares redeemed	(598,961)	(578,511)	(9,248)	(67,254)

Net increase (decrease) in shares outstanding	86,616	1,324,144	(6,352)	(56,176)

LargeCap Growth ($)
Shares sold	$14,107,211	$37,746,164	$54,895	$209,160
Shares redeemed	(12,221,535)	(11,583,527)	(192,790)	(1,303,983)

Net increase (decrease)	$1,885,676	$26,162,637	$(137,895)	$(1,094,823)

(1)	Commencement of operations.

82

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B		Class C

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007	2006

MidCap Opportunities (Number of Shares)
Shares sold	671,215	1,481,144	115,781	236,873	72,198	107,712
Dividends reinvested	30,308	—	29,286	—	17,449	—
Shares redeemed	(2,241,102)	(2,507,765)	(2,507,576)	(3,946,282)	(1,566,343)	(2,000,599)

Net decrease in shares outstanding	(1,539,579)	(1,026,621)	(2,362,509)	(3,709,409)	(1,476,696)	(1,892,887)

MidCap Opportunities ($)
Shares sold	$10,379,661	$21,483,242	$1,691,228	$3,332,518	$1,060,445	$1,499,594
Dividends reinvested	476,439	—	434,020	—	257,194	—
Shares redeemed	(34,682,810)	(36,384,965)	(36,529,289)	(54,239,246)	(22,794,402)	(27,369,385)

Net decrease	$(23,826,710)	$(14,901,723)	$(34,404,041)	$(50,906,728)	$(21,476,763)	$(25,869,791)

	Class I		Class Q

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

MidCap Opportunities (Number of Shares)
Shares sold	94,480	57,290	782	1,762
Dividends reinvested	1,218	—	1,782	—
Shares redeemed	(81,842)	(66,102)	(16,010)	(50,497)

Net increase (decrease) in shares outstanding	13,856	(8,812)	(13,446)	(48,735)

MidCap Opportunities ($)
Shares sold	$1,530,683	$868,307	$12,097	$25,786
Dividends reinvested	19,778	—	28,392	—
Shares redeemed	(1,329,502)	(1,012,855)	(257,701)	(721,437)

Net increase (decrease)	$220,959	$(144,548)	$(217,212)	$(695,651)

	Class A		Class B

	Year	December 28,	Year	April 5,
	Ended	2005(1) to	Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Opportunistic LargeCap (Number of Shares)
Shares sold	55,634	500,961	18,167	3,462
Dividends reinvested	17	—	11	—
Shares redeemed	(4,443)	—	(380)	—

Net increase in shares outstanding	51,208	500,961	17,798	3,462

Opportunistic LargeCap ($)
Shares sold	$648,391	$5,010,020	$206,099	$36,494
Dividends reinvested	186	—	116	—
Shares redeemed	(47,910)	—	(4,316)	—

Net increase	$600,667	$5,010,020	$201,899	$36,494

(1)	Commencement of operations.

83

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year	April 27,	December 20,
	Ended	2006(1) to	2006(1) to
	May 31,	May 31,	May 31,
	2007	2006	2007

Opportunistic LargeCap (Number of Shares)
Shares sold	13,163	1,015	2,161
Dividends reinvested	52	—	—
Shares redeemed	(4,869)	—	—

Net increase in shares outstanding	8,346	1,015	2,161

Opportunistic LargeCap ($)
Shares sold	$148,827	$10,640	$24,794
Dividends reinvested	563	—	—
Shares redeemed	(53,366)	—	—

Net increase	$96,024	$10,640	$24,794

	Class A		Class B		Class C

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007	2006

SmallCap Opportunities (Number of Shares)
Shares sold	367,632	839,289	27,235	61,586	14,310	67,942
Shares redeemed	(872,079)	(1,632,957)	(375,323)	(875,233)	(371,735)	(548,247)

Net decrease in shares outstanding	(504,447)	(793,668)	(348,088)	(813,647)	(357,425)	(480,305)

SmallCap Opportunities ($)
Shares sold	$11,237,459	$23,105,401	$755,509	$1,593,581	$387,389	$1,699,261
Shares redeemed	(26,367,422)	(44,909,311)	(10,250,444)	(21,758,557)	(10,148,107)	(13,653,058)

Net decrease	$(15,129,963)	$(21,803,910)	$(9,494,935)	$(20,164,976)	$(9,760,718)	$(11,953,797)

	Class I		Class Q

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

SmallCap Opportunities (Number of Shares)
Shares sold	59,121	106,241	27	114
Shares redeemed	(32,707)	(554,865)	(2,036)	(3,708)

Net increase (decrease) in shares outstanding	26,414	(448,624)	(2,009)	(3,594)

SmallCap Opportunities ($)
Shares sold	$1,864,607	$2,906,925	$921	$2,838
Shares redeemed	(1,028,775)	(15,427,027)	(67,473)	(104,463)

Net increase (decrease)	$835,832	$(12,520,102)	$(66,552)	$(101,625)

(1)	Commencement of operations.

84

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Financial Services (Number of Shares)
Shares sold	1,713,834	1,961,853	100,184	181,408
Dividends reinvested	787,598	541,022	128,322	292,888
Shares redeemed	(1,534,106)	(1,461,651)	(1,669,741)	(2,573,322)

Net increase (decrease) in shares outstanding	967,326	1,041,224	(1,441,235)	(2,099,026)

Financial Services ($)
Shares sold	$41,313,894	$46,128,839	$2,382,661	$4,148,782
Dividends reinvested	18,792,081	12,344,913	3,027,109	6,601,698
Shares redeemed	(37,123,257)	(34,102,203)	(39,488,815)	(59,363,972)

Net increase (decrease)	$22,982,718	$24,371,549	$(34,079,045)	$(48,613,492)

	Class C		Class O

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Financial Services (Number of Shares)
Shares sold	29,910	59,345	785,354	405,456
Dividends reinvested	7,373	771	60,884	21,511
Shares redeemed	(43,052)	(2,510)	(315,333)	(174,554)

Net increase (decrease) in shares outstanding	(5,769)	57,606	530,905	252,413

Financial Services ($)
Shares sold	$700,932	$1,366,554	$18,962,610	$9,462,094
Dividends reinvested	170,027	17,119	1,444,768	489,216
Shares redeemed	(979,254)	(58,484)	(7,565,333)	(4,052,637)

Net increase (decrease)	$(108,295)	$1,325,189	$12,842,045	$5,898,673

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

LargeCap Value (Number of Shares)
Shares sold	5,756,297	1,499,753	489,852	181,524
Dividends reinvested	186,412	105,458	35,531	39,675
Shares redeemed	(3,176,836)	(868,471)	(270,308)	(305,974)

Net increase (decrease) in shares outstanding	2,765,873	736,740	255,075	(84,775)

LargeCap Value ($)
Shares sold	$66,369,473	$15,356,145	$5,608,611	$1,875,799
Dividends reinvested	2,158,711	1,025,750	409,674	384,809
Shares redeemed	(37,189,846)	(8,812,594)	(3,112,544)	(3,103,224)

Net increase (decrease)	$31,338,338	$7,569,301	$2,905,741	$(842,616)

85

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

LargeCap Value (Number of Shares)
Shares sold	679,531	331,556	351,142	263
Dividends reinvested	50,145	53,355	34,750	19,188
Shares redeemed	(206,919)	(372,445)	(369,539)	(388)

Net increase in shares outstanding	522,757	12,466	16,353	19,063

LargeCap Value ($)
Shares sold	$7,846,566	$3,410,728	$4,012,000	$3,450
Dividends reinvested	577,666	516,859	403,101	186,503
Shares redeemed	(2,363,569)	(3,781,589)	(4,384,392)	(3,778)

Net increase	$6,060,663	$145,998	$30,709	$186,175

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

MagnaCap (Number of Shares)
Shares sold	899,779	1,105,157	99,682	147,873
Shares issued from merger	—	2,217,193	—	370,650
Dividends reinvested	250,025	248,548	5,965	4,892
Shares redeemed	(3,647,237)	(4,574,625)	(955,000)	(1,570,097)

Net decrease in shares outstanding	(2,497,433)	(1,003,727)	(849,353)	(1,046,682)

MagnaCap ($)
Shares sold	$11,662,229	$12,967,828	$1,248,061	$1,676,585
Shares issued from merger	—	26,189,242	—	4,248,959
Dividends reinvested	3,258,124	2,853,761	77,979	54,664
Shares redeemed	(47,636,976)	(53,591,229)	(12,006,715)	(17,715,296)

Net decrease	$(32,716,623)	$(11,580,398)	$(10,680,675)	$(11,735,088)

	Class C		Class I

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

MagnaCap (Number of Shares)
Shares sold	20,081	42,365	115,920	73,155
Shares issued from merger	—	66,493	—	24,033
Dividends reinvested	1,645	933	3,196	2,984
Shares redeemed	(148,150)	(163,090)	(79,586)	(103,450)

Net increase (decrease) in shares outstanding	(126,424)	(53,299)	39,530	(3,278)

MagnaCap ($)
Shares sold	$250,854	$488,219	$1,539,023	$868,524
Shares issued from merger	—	762,914	—	282,038
Dividends reinvested	21,560	10,482	41,299	33,945
Shares redeemed	(1,885,414)	(1,858,048)	(1,059,586)	(1,222,554)

Net increase (decrease)	$(1,613,000)	$(596,433)	$520,736	$(38,047)

86

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class M

	Year	Year
	Ended	Ended
	May 31,	May 31,
	2007	2006

MagnaCap (Number of Shares)
Shares sold	1,643	2,197
Dividends reinvested	1,414	1,637
Shares redeemed	(56,346)	(87,539)

Net decrease in shares outstanding	(53,289)	(83,705)

MagnaCap ($)
Shares sold	$20,859	$24,978
Dividends reinvested	18,763	18,754
Shares redeemed	(721,617)	(996,318)

Net decrease	$(681,995)	$(952,586)

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

SmallCap Value Choice (Number of Shares)
Shares sold	4,325,398	1,594,368	176,697	159,358
Dividends reinvested	66,321	8,438	5,413	651
Shares redeemed	(1,050,481)	(325,253)	(41,168)	(45,639)

Net increase in shares outstanding	3,341,238	1,277,553	140,942	114,370

SmallCap Value Choice ($)
Shares sold	$56,208,126	$18,511,677	$2,232,398	$1,864,751
Dividends reinvested	868,818	94,088	70,365	7,241
Shares redeemed	(13,778,960)	(3,730,931)	(523,315)	(535,586)

Net increase	$43,297,984	$14,874,834	$1,779,448	$1,336,406

	Class C		Class I

	Year	Year	Year	June 9,
	Ended	Ended	Ended	2005(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

SmallCap Value Choice (Number of Shares)
Shares sold	704,194	445,462	612,833	276,205
Dividends reinvested	14,300	2,067	15,107	434
Shares redeemed	(120,465)	(58,238)	(204,734)	(9,940)

Net increase in shares outstanding	598,029	389,291	423,206	266,699

SmallCap Value Choice ($)
Shares sold	$9,005,124	$5,127,341	$7,593,270	$3,314,429
Dividends reinvested	185,897	23,027	198,355	4,834
Shares redeemed	(1,569,159)	(678,850)	(2,714,024)	(126,330)

Net increase	$7,621,862	$4,471,518	$5,077,601	$3,192,933

(1)	Commencement of operations.

87

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Value Choice (Number of Shares)
Shares sold	9,285,605	2,860,002	421,557	420,438
Shares issued from merger	3,279,640	—	2,087,296	—
Dividends reinvested	331,991	11,460	21,657	2,093
Shares redeemed	(2,340,211)	(258,442)	(178,211)	(44,180)

Net increase in shares outstanding	10,557,025	2,613,020	2,352,299	378,351

Value Choice ($)
Shares sold	$133,614,986	$35,010,086	$5,996,679	$5,015,913
Shares issued from merger	51,976,387	—	32,842,795	—
Dividends reinvested	5,073,381	133,846	329,278	24,402
Shares redeemed	(34,763,155)	(3,158,512)	(2,655,094)	(524,954)

Net increase	$155,901,599	$31,985,420	$36,513,658	$4,515,361

	Class C		Class I

	Year	Year	Year	September 15,
	Ended	Ended	Ended	2005(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Value Choice (Number of Shares)
Shares sold	1,907,670	1,472,161	733	201,993
Shares issued from merger	2,248,538	—	45,769	—
Dividends reinvested	87,238	8,037	46	2,923
Shares redeemed	(316,307)	(67,363)	—	(204,447)

Net increase in shares outstanding	3,927,139	1,412,835	46,548	469

Value Choice ($)
Shares sold	$27,200,961	$17,506,653	$10,463	$2,282,526
Shares issued from merger	35,344,608	—	730,618	—
Dividends reinvested	1,326,113	93,663	709	34,142
Shares redeemed	(4,663,261)	(820,376)	—	(2,722,017)

Net increase (decrease)	$59,208,421	$16,779,940	$741,790	$(405,349)

(1)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds except, Financial Services, can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2007, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

LargeCap Growth	$51,105,661	$51,900,000
MidCap Opportunities	66,418,054	67,576,000
SmallCap Opportunities	40,152,247	40,841,000
MagnaCap	51,058,594	52,248,000
Value Choice	27,886,756	28,643,000

88

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 11 — REORGANIZATIONS

On March 4, 2007, Fundamental Research and on May 28, 2007, Value Choice, each as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Disciplined LargeCap Fund, and ING MidCap Value Fund and ING SmallCap Value Fund, respectively, also listed below (“Acquired Fund”), in tax-free reorganizations in exchange for shares of the Acquiring Fund, pursuant to the plans of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

				Acquired	Acquired Fund
				Capital Loss	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carryforward	Appreciation/	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	(Depreciation) (000’s)	Ratio

Fundamental Research	ING Disciplined LargeCap Fund	$34,984	$5,686	$39,222	$2,927	1.02
Value Choice	ING MidCap Value Fund	74,983	226,833	2,482	(567)	0.65
Value Choice	ING SmallCap Value Fund	45,911	226,833	5,768	(2,863)	0.72

The net assets of Fundamental Research and Value Choice after the acquisition were $40,670,457 and $347,727,168, respectively.

On December 3, 2005, MagnaCap as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Value Opportunity Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
				Capital Loss	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carryforward	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Appreciation (000’s)	Ratio

MagnaCap	ING Value Opportunity Fund	$31,483	$347,924	$—	$3,594	0.95

The net assets of MagnaCap after the acquisition were $379,406,835.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2007:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

Real Estate(1)	$—	$(601,533)	$601,533
Fundamental Research	—	67,421	(67,421)
LargeCap Growth	(1,870,073)	1,890,905	(20,832)
MidCap Opportunities	(3,204,027)	3,204,027	—
Opportunistic LargeCap	—	6,339	(6,339)
SmallCap Opportunities	(1,753,045)	1,734,290	18,755
Financial Services	—	(48,609)	48,609
MagnaCap	—	(42,410)	42,410
SmallCap Value Choice	—	(10,173)	10,173

(1) As of the Fund’s tax year ended December 31, 2006.

89

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2007		Year Ended May 31, 2006

	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

Real Estate(1)	$8,847,739	$23,739,362	$10,931,855	$15,299,144
Fundamental Research	154,382	2,689	—	—
MidCap Opportunities	—	1,815,533	—	—
Opportunistic LargeCap	35,610	—	—	—
Financial Services	5,412,872	25,390,501	6,839,942	19,325,251
LargeCap Value	1,679,830	3,584,120	2,304,244	651,605
MagnaCap	3,883,501	—	3,390,213	—
SmallCap Value Choice	1,251,568	390,423	174,066	—
Value Choice	5,763,247	2,502,438	404,937	—

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2006 and 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

	Undistributed	Undistributed
	Ordinary	Long Term	Unrealized	Capital Loss	Expiration
	Income	Capital Gains	Appreciation	Carryforwards	Dates

Real Estate(1)	$—	$162,665	$136,813,420	$—	—
Fundamental Research	168,930	1,873,438	4,409,847	(7,404,640)	2009
				(24,371,998)	2010
				(6,531,057)	2011

				$(38,307,695)

LargeCap Growth	—	—	48,972,842	(77,605,587)	2009
				(137,806,249)	2010
				(117,098,211)	2011
				(1,005,295)	2013

				$(333,515,342)

MidCap Opportunities	—	19,083,679	43,096,594	(33,413,565)	2008
				(39,681,893)	2009
				(21,217,297)	2010
				(9,824,346)	2011

				$(104,137,101)*

Opportunistic LargeCap	292,010	246,632	598,363	—	—
SmallCap Opportunities	—	—	23,563,548	(61,778,082)	2010
				(167,319,500)	2011

				$(229,097,582)*

Financial Services	2,688,470	22,675,943	73,446,034	—	—
LargeCap Value	1,738,507	4,705,306	10,352,564	—	—
MagnaCap	1,437,314	3,066,490	87,010,205	(17,693,831)*	2010
SmallCap Value Choice	1,419,923	1,840,703	11,881,288	—	—
Value Choice	1,258,059	—	33,858,054	(8,207,774)*	2014

(1) As of the Fund’s tax year ended December 31, 2006.

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

90

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

SmallCap Value Choice	PetroHawk Energy Corp.	2,000	03/30/07	$27,674	$32,600	0.0%
	Alabama National Bancorp.	220	03/30/07	14,928	13,816	0.0%

				$42,602	$46,416	0.0%

NOTE 14 — CONCENTRATION OF RISKS

Concentration (Real Estate and Financial Services). Each Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified (Real Estate and Opportunistic LargeCap). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Funds’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 15 — SUBSEQUENT EVENT

Dividends: Subsequent to May 31, 2007, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date

Real Estate
Class A	NII	$0.1051	July 5, 2007	June 29, 2007
Class B	NII	0.0616	July 5, 2007	June 29, 2007
Class C	NII	0.0545	July 5, 2007	June 29, 2007
Class I	NII	0.1199	July 5, 2007	June 29, 2007
Class O	NII	0.1004	July 5, 2007	June 29, 2007
Class Q	NII	0.1034	July 5, 2007	June 29, 2007

NII — Net investment income

On July 12, 2007, the Board approved a proposal to reorganize MagnaCap into ING Growth and Income Fund. The proposed reorganization is subject to approval by shareholders of MagnaCap. If shareholder approval is obtained, it is expected that the reorganization would take place during the fourth quarter of 2007.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV

91

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, this would be no later than their November 30, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of May 31, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal

92

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/ A can be accessed through the SEC’s web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

93

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

94

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND
AS OF MAY 31, 2007

Shares		Value

COMMON STOCK: 2.6%
	Hotels & Motels: 2.0%
110,800	Hilton Hotels Corp.	$3,938,940
56,600	Starwood Hotels & Resorts Worldwide, Inc.	4,079,162

		8,018,102

	Real Estate Operation/ Development: 0.6%
89,650	Brookfield Properties Co. (U.S. Denominated Security)	2,354,209

		2,354,209

	Total Common Stock (Cost $10,215,595)	10,372,311

REAL ESTATE INVESTMENT TRUSTS: 96.2%
	Apartments: 20.9%
286,600	Archstone-Smith Trust	17,683,220
116,700	AvalonBay Communities, Inc.	15,216,513
134,100	BRE Properties, Inc.	8,477,802
106,700	Camden Property Trust	7,965,155
275,200	Equity Residential	13,944,384
141,900	Home Properties, Inc.	8,173,440
74,500	Post Properties, Inc.	3,949,990
258,700	UDR, Inc.	7,854,132

		83,264,636

	Diversified: 6.7%
125,700	Liberty Property Trust	5,897,844
173,200	Vornado Realty Trust	20,958,932

		26,856,776

	Health Care: 6.7%
217,000	Health Care Property Investors, Inc.	7,089,390
274,800	Nationwide Health Properties, Inc.	8,538,036
232,200	Omega Healthcare Investors, Inc.	3,996,162
163,025	Ventas, Inc.	6,905,739

		26,529,327

	Hotels: 8.8%
100,800	Equity Inns, Inc.	2,014,992
77,300	FelCor Lodging Trust, Inc.	2,024,487
738,638	Host Hotels & Resorts, Inc.	18,850,041
84,600	LaSalle Hotel Properties	4,026,960
175,600	Strategic Hotel Capital, Inc.	4,094,992
134,700	Sunstone Hotel Investors, Inc.	3,974,997

		34,986,469

	Office Property: 16.3%
138,700	BioMed Realty Trust, Inc.	3,891,922
199,700	Boston Properties, Inc.	23,101,296
88,150	Corporate Office Properties Trust SBI MD	3,971,158
149,900	Douglas Emmett, Inc.	3,952,863
181,400	Highwoods Properties, Inc.	7,952,576
53,200	Kilroy Realty Corp.	3,953,824
28,100	Maguire Properties, Inc.	1,015,253
120,200	SL Green Realty Corp.	16,837,616

		64,676,508

	Regional Malls: 16.9%
294,500	General Growth Properties, Inc.	17,387,280
130,600	Macerich Co.	11,649,520
292,000	Simon Property Group, Inc.	31,530,160
121,500	Taubman Centers, Inc.	6,684,930

		67,251,890

	Shopping Centers: 10.6%
140,250	Acadia Realty Trust	3,984,503
70,200	Developers Diversified Realty Corp.	4,327,830
146,000	Federal Realty Investment Trust	12,938,520
106,523	Kimco Realty Corp.	4,930,950
151,800	Regency Centers Corp.	11,926,926
92,300	Tanger Factory Outlet Centers, Inc.	3,871,985

		41,980,714

	Storage: 3.4%
110,400	Extra Space Storage, Inc.	1,977,264
130,902	Public Storage, Inc.	11,715,729

		13,692,993

	Warehouse/ Industrial: 5.9%
85,125	AMB Property Corp.	4,924,481
285,400	Prologis	18,453,964

		23,378,445

	Total Real Estate Investment Trusts (Cost $254,035,130)	382,617,758

	Total Long-Term Investments (Cost $264,250,725)	392,990,069

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.5%
		U.S. Government Agency Obligations: 0.5%
$1,996,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	$1,995,731

		Total Short-Term Investments (Cost $1,995,731)	1,995,731

Total Investments in Securities (Cost $266,246,456)*	99.3%	$394,985,800
Other Assets and Liabilities-Net	0.7	2,930,589

Net Assets	100.0%	$397,916,389

Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $266,996,836.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$128,012,637
Gross Unrealized Depreciation	(23,673)

Net Unrealized Appreciation	$127,988,964

See Accompanying Notes to Financial Statements

95

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.3%
		Aerospace/ Defense: 1.1%
11,800	@	BE Aerospace, Inc.	$451,822

			451,822

		Agriculture: 2.1%
11,460		Altria Group, Inc.	814,806

			814,806

		Banks: 1.8%
5,830		Bank of America Corp.	295,639
6,400		State Street Corp.	436,928

			732,567

		Beverages: 1.4%
14,100	@@	Fomento Economico Mexicano SA de CV ADR	561,744

			561,744

		Commercial Services: 1.1%
14,400	@	Quanta Services, Inc.	432,144

			432,144

		Computers: 4.3%
21,500	@	Dell, Inc.	577,705
9,207		Hewlett-Packard Co.	420,852
4,090		International Business Machines Corp.	435,994
13,400	@@	Seagate Technology, Inc.	275,906
12,700	@@,X	Seagate Technology, Inc. — Escrow	—

			1,710,457

		Cosmetics/ Personal Care: 2.1%
12,795		Procter & Gamble Co.	813,122

			813,122

		Diversified Financial Services: 7.4%
16,950		Citigroup, Inc.	923,606
17,846	@	E*Trade Financial Corp.	427,412
8,680		JP Morgan Chase & Co.	449,884
7,240		Merrill Lynch & Co., Inc.	671,365
3,700		Nuveen Investments, Inc.	202,982
12,500	@	TD Ameritrade Holding Corp.	256,625

			2,931,874

		Electric: 2.3%
544	@	Dynegy, Inc. — Class A	5,266
11,085	@	Mirant Corp.	514,344
4,600	@	NRG Energy, Inc.	404,294

			923,904

		Electrical Components & Equipment: 2.2%
13,000	@	General Cable Corp.	885,950

			885,950

		Engineering & Construction: 1.1%
4,400	@	Foster Wheeler Ltd.	455,576

			455,576

		Entertainment: 1.2%
12,100		International Game Technology	486,299

			486,299

		Food: 1.6%
19,067		Kraft Foods, Inc.	645,227

			645,227

		Healthcare — Products: 3.0%
12,440		Johnson & Johnson	787,079
9,000	@	St. Jude Medical, Inc.	384,210

			1,171,289

		Healthcare — Services: 1.4%
8,300	@,W	Covance, Inc.	552,365

			552,365

		Household Products/ Wares: 1.3%
7,400		Clorox Co.	496,836

			496,836

		Insurance: 7.8%
9,700		American International Group, Inc.	701,698
5,700		MBIA, Inc.	379,335
7,900		Principal Financial Group	480,320
7,700		Protective Life Corp.	385,231
8,100		Stancorp Financial Group, Inc.	411,966
9,500	@@	Willis Group Holdings Ltd.	439,945
9,000		WR Berkley Corp.	296,460

			3,094,955

		Internet: 1.9%
1,500	@	Google, Inc.	746,625

			746,625

		Investment Companies: 1.5%
25,100	@@	KKR Private Equity Investors LP	587,340

			587,340

		Iron/ Steel: 1.3%
4,600		Allegheny Technologies, Inc.	531,714

			531,714

		Lodging: 0.8%
3,900	@	MGM Mirage	310,167

			310,167

		Media: 3.1%
28,580		News Corp., Inc. — Class A	631,332
15,400	@	Time Warner Cable, Inc.	591,514

			1,222,846

		Metal Fabricate/ Hardware: 1.8%
6,000		Precision Castparts Corp.	717,360

			717,360

		Mining: 2.1%
2,500	@@	Alcan, Inc.	216,900
5,200		Alcoa, Inc.	214,656
1,400	@@	Rio Tinto PLC ADR	410,130

			841,686

		Miscellaneous Manufacturing: 5.8%
8,500		Cooper Industries Ltd.	455,430
8,100		Danaher Corp.	595,350
19,460		General Electric Co.	731,307
8,600		Roper Industries, Inc.	501,896

			2,283,983

		Oil & Gas: 7.4%
4,236		ConocoPhillips	327,993
13,470	S	ExxonMobil Corp.	1,120,300
4,200	@	Plains Exploration & Production Co.	222,264
9,000	@	Todco	445,140
5,700		Valero Energy Corp.	425,334
7,000		XTO Energy, Inc.	406,070

			2,947,101

See Accompanying Notes to Financial Statements

96

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Oil & Gas Services: 1.4%
7,200		Schlumberger Ltd.	$560,664

			560,664

		Pharmaceuticals: 6.0%
6,800		Abbott Laboratories	383,180
4,900	@	Medco Health Solutions, Inc.	381,024
15,500		Merck & Co., Inc.	812,975
10,700		Omnicare, Inc.	400,394
7,050		Wyeth	407,772

			2,385,345

		Retail: 6.5%
9,400		Best Buy Co., Inc.	453,926
7,600	@	Childrens Place Retail Stores, Inc.	429,096
23,100		CVS Caremark Corp.	890,274
13,950	@	Office Depot, Inc.	507,780
5,900		Wal-Mart Stores, Inc.	280,840

			2,561,916

		Savings & Loans: 1.0%
19,700		People’s United Financial, Inc.	397,743

			397,743

		Semiconductors: 3.6%
35,800		Intel Corp.	793,686
56,419	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	615,531

			1,409,217

		Software: 2.7%
9,900	@	Activision, Inc.	195,921
9,500	@@	Infosys Technologies Ltd. ADR	467,875
13,760		Microsoft Corp.	422,019

			1,085,815

		Telecommunications: 7.2%
11,939	@	Arris Group, Inc.	196,397
23,835		AT&T, Inc.	985,339
18,200	@	Cisco Systems, Inc.	489,944
7,500	@	CommScope, Inc.	410,475
17,990		Qualcomm, Inc.	772,671

			2,854,826

		Total Common Stock (Cost $34,045,053)	38,605,285

Principal Amount			Value

SHORT-TERM INVESTMENTS: 0.1%
		Mutual Fund: 0.1%
$52,000	**,S	ING Institutional Prime Money Market Fund	$52,000

		Total Short-Term Investments (Cost $52,000)	52,000

Total Investments in Securities (Cost $34,097,053)*	97.4%	$38,657,285
Other Assets and Liabilities-Net	2.6	1,025,652

Net Assets	100.0%	$39,682,937

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
W	When-issued or delayed delivery security
S	All or a portion of segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
**	Investment in affiliate
*	Cost for federal income tax purposes is $34,247,438.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,487,213
Gross Unrealized Depreciation	(77,366)

Net Unrealized Appreciation	$4,409,847

ING Fundamental Research Fund Open Futures Contracts on May 31, 2007

		Notional		Unrealized
	Number	Market	Expiration	Appreciation/
Contract Description	of Contracts	Value($)	Date	(Depreciation)

Long Contracts

S&P 500 E-Mini	5	383,225	06/15/07	$(35)

$(35)

See Accompanying Notes to Financial Statements

97

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 99.4%
		Advertising: 1.3%
72,740	@,@@, L	Focus Media Holding Ltd. ADR	$3,217,290

			3,217,290

		Aerospace/Defense: 5.2%
60,800		Boeing Co.	6,115,872
86,250		General Dynamics Corp.	6,920,700

			13,036,572

		Agriculture: 0.6%
280	@@	Japan Tobacco, Inc.	1,460,021

			1,460,021

		Apparel: 2.3%
41,760	@	Coach, Inc.	2,144,794
64,020		Nike, Inc.	3,633,135

			5,777,929

		Banks: 3.0%
85,460	L	Commerce Bancorp, Inc.	2,950,079
67,410		State Street Corp.	4,602,081

			7,552,160

		Beverages: 0.9%
33,190		PepsiCo, Inc.	2,267,873

			2,267,873

		Biotechnology: 0.4%
35,310	@,L	Vertex Pharmaceuticals, Inc.	1,054,357

			1,054,357

		Chemicals: 3.1%
65,270	@@	Agrium, Inc.	2,521,380
40,680		Monsanto Co.	2,505,888
39,900	@@	Potash Corp. of Saskatchewan	2,830,905

			7,858,173

		Commercial Services: 7.7%
117,330	@@	Accenture Ltd. — Class A	4,803,490
38,970	@	Alliance Data Systems Corp.	3,036,542
37,070	@	Apollo Group, Inc.	1,778,248
69,940		Equifax, Inc.	2,939,578
28,810		Manpower, Inc.	2,650,520
34,570	@	Monster Worldwide, Inc.	1,632,050
112,970		Western Union Co.	2,536,177

			19,376,605

		Computers: 8.1%
33,260	@	Apple, Inc.	4,043,086
143,080	@	EMC Corp.	2,416,621
70,360		Hewlett-Packard Co.	3,216,156
27,140	L	International Business Machines Corp.	2,893,124
173,560	@,L	Network Appliance, Inc.	5,586,896
14,650	@,@@, L	Research In Motion Ltd.	2,433,072

			20,588,955

		Cosmetics/ Personal Care: 0.9%
36,680		Procter & Gamble Co.	2,331,014

			2,331,014

		Diversified Financial Services: 7.5%
37,440		Franklin Resources, Inc.	5,082,106
8,840		Goldman Sachs Group, Inc.	2,040,449
93,630	@@	Invesco PLC ADR	2,251,802
94,130	@,L	Nasdaq Stock Market, Inc.	3,132,646
98,450	@@	UBS AG — New	6,422,878

			18,929,881

		Engineering & Construction: 2.4%
68,210	@@	ABB Ltd. ADR	1,464,469
44,470		Fluor Corp.	4,629,327

			6,093,796

		Entertainment: 0.6%
35,450		International Game Technology	1,424,736

			1,424,736

		Environmental Control: 0.5%
31,720		Waste Management, Inc.	1,226,612

			1,226,612

		Healthcare — Products: 2.6%
74,900		Medtronic, Inc.	3,982,433
61,830	@	St. Jude Medical, Inc.	2,639,523

			6,621,956

		Internet: 4.5%
27,790	@,L	Akamai Technologies, Inc.	1,228,596
14,760	@	Google, Inc.	7,346,790
12,500	@	McAfee, Inc.	459,500
117,380	@,L	Symantec Corp.	2,346,426

			11,381,312

		Lodging: 0.4%
13,920	L	Starwood Hotels & Resorts Worldwide, Inc.	1,003,214

			1,003,214

		Machinery — Diversified: 0.5%
10,840		Deere & Co.	1,305,895

			1,305,895

		Media: 2.0%
35,240	@,L	Viacom — Class B	1,582,981
96,186		Walt Disney Co.	3,408,832

			4,991,813

		Mining: 4.3%
120,900	@@,L	Cameco Corp.	6,283,173
43,010	@@,L	Cia Vale do Rio Doce ADR	1,954,805
34,970	L	Freeport-McMoRan Copper & Gold, Inc.	2,752,139

			10,990,117

		Miscellaneous Manufacturing: 5.4%
75,400	L	Danaher Corp.	5,541,900
37,190		General Electric Co.	1,397,600
37,650	L	Illinois Tool Works, Inc.	1,984,908
22,990		Parker Hannifin Corp.	2,330,266
5,010	L	Roper Industries, Inc.	292,384
16,390	@@	Siemens AG ADR	2,163,480

			13,710,538

		Oil & Gas: 1.2%
31,570	@	Transocean, Inc.	3,101,437

			3,101,437

		Oil & Gas Services: 0.8%
59,740		Halliburton Co.	2,147,653

			2,147,653

		Pharmaceuticals: 9.4%
47,060		Abbott Laboratories	2,651,831
30,780	@@	Eisai Co., Ltd.	1,432,091

See Accompanying Notes to Financial Statements

98

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Pharmaceuticals (continued)
92,410	@,@@, L	Elan Corp. PLC ADR	$1,822,325
16,440	@	Gilead Sciences, Inc.	1,360,739
57,990		Merck & Co., Inc.	3,041,576
52,590	@@	Sanofi-Aventis ADR	2,529,579
297,160		Schering-Plough Corp.	9,729,018
67,820	@@	Shionogi & Co., Ltd.	1,164,730

			23,731,889

		Retail: 2.6%
36,660	@,L	Kohl’s Corp.	2,761,231
148,170		Staples, Inc.	3,713,140

			6,474,371

		Semiconductors: 2.5%
135,970	L	Altera Corp.	3,101,476
92,460	L	Linear Technology Corp.	3,318,389

			6,419,865

		Software: 9.9%
151,120	@,L	Activision, Inc.	2,990,665
86,410	@	Adobe Systems, Inc.	3,808,953
92,270	@,L	Autodesk, Inc.	4,193,672
72,080		Automatic Data Processing, Inc.	3,582,376
43,120	@,L	Electronic Arts, Inc.	2,107,274
431,880	@	Oracle Corp.	8,369,831

			25,052,771

		Telecommunications: 7.8%
29,660	@@	America Movil SA de CV ADR	1,795,913
64,300	@	American Tower Corp.	2,776,474
62,590		AT&T, Inc.	2,587,471
306,560	@	Cisco Systems, Inc.	8,252,595
32,640	@	MetroPCS Communications, Inc.	1,163,942
38,420	@,L	NII Holdings, Inc.	3,130,077

			19,706,472

		Transportation: 1.0%
35,850	L	United Parcel Service, Inc.	2,580,125

			2,580,125

		Total Common Stock (Cost $201,304,210)	251,415,402

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 20.9%
		U.S. Government Agency Obligations: 0.3%
$773,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	$772,896

		Total U.S. Government Agency Obligations (Cost $772,896)	772,896

		Securities Lending CollateralCC: 20.6%
51,900,000		The Bank of New York Institutional Cash Reserves Fund	51,900,000

		Total Securities Lending Collateral (Cost $51,900,000)	51,900,000

		Total Short-Term Investments (Cost $52,672,896)	52,672,896

Total Investments in Securities (Cost $253,977,106)*	120.3%	$304,088,298
Other Assets and Liabilities-Net	(20.3)	(51,223,612)

Net Assets	100.0%	$252,864,686

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $255,115,241.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,700,227
Gross Unrealized Depreciation	(1,727,170)

Net Unrealized Appreciation	$48,973,057

See Accompanying Notes to Financial Statements

99

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.4%
		Advertising: 1.1%
30,100		Omnicom Group	$3,169,530

			3,169,530

		Aerospace/Defense: 3.8%
118,900	@	BE Aerospace, Inc.	4,552,681
36,000		L-3 Communications Holdings, Inc.	3,429,360
156,800	@,L	Orbital Sciences Corp.	3,231,648

			11,213,689

		Agriculture: 1.5%
56,700		Loews Corp.	4,408,425

			4,408,425

		Apparel: 5.2%
101,900	@	Coach, Inc.	5,233,584
32,200	@,L	CROCS, Inc.	2,619,792
82,948	@,@@, L	Gildan Activewear, Inc.	2,899,033
73,800		Phillips-Van Heusen	4,510,656

			15,263,065

		Coal: 2.1%
112,100		Peabody Energy Corp.	6,057,884

			6,057,884

		Commercial Services: 7.5%
66,267		Arbitron, Inc.	3,469,740
106,000	@,L	Gartner, Inc.	2,921,360
60,200		McKesson Corp.	3,800,426
155,600	@,L	Quanta Services, Inc.	4,669,556
348,500		Service Corp. International	4,872,030
44,100		Watson Wyatt Worldwide, Inc.	2,274,237

			22,007,349

		Computers: 2.8%
161,900	@,L	Network Appliance, Inc.	5,211,561
109,500	@	Synopsys, Inc.	2,903,940

			8,115,501

		Cosmetics/ Personal Care: 2.0%
77,500		Avon Products, Inc.	2,975,225
47,900	@,L	Chattem, Inc.	3,049,793

			6,025,018

		Diversified Financial Services: 1.2%
87,000	@,L	Investment Technology Group, Inc.	3,536,550

			3,536,550

		Electric: 1.5%
189,800	@	AES Corp.	4,503,954

			4,503,954

		Electrical Components & Equipment: 3.3%
81,900	W	Ametek, Inc.	3,090,906
97,500	@,L	General Cable Corp.	6,644,625

			9,735,531

		Electronics: 3.3%
76,400	@	Dolby Laboratories, Inc.	2,574,680
74,400	@	Thermo Electron Corp.	4,062,240
104,000	@	Trimble Navigation Ltd.	3,035,760

			9,672,680

		Engineering & Construction: 3.7%
36,500	@	Foster Wheeler Ltd.	3,779,210
89,800	@	McDermott International, Inc.	7,004,400

			10,783,610

		Entertainment: 1.6%
166,100	@,L	Macrovision Corp.	4,642,495

			4,642,495

		Food: 1.3%
77,600		Supervalu, Inc.	3,696,864

			3,696,864

		Healthcare — Products: 10.6%
125,800	@	Cytyc Corp.	5,318,824
88,813	@	Gen-Probe, Inc.	4,803,895
88,919	@,L	Hologic, Inc.	4,809,629
65,900	@,L	Kinetic Concepts, Inc.	3,306,862
80,900	@,L	Kyphon, Inc.	3,841,941
101,900	@	Respironics, Inc.	4,498,885
109,600	@	St. Jude Medical, Inc.	4,678,824

			31,258,860

		Healthcare — Services: 1.5%
67,200	@,W	Covance, Inc.	4,472,160

			4,472,160

		Household Products/ Wares: 1.5%
67,100		Clorox Co.	4,505,094

			4,505,094

		Insurance: 3.8%
35,300		AMBAC Financial Group, Inc.	3,163,233
4,500	@	Markel Corp.	2,218,500
71,400		Principal Financial Group	4,341,120
26,800	@,L	ProAssurance Corp.	1,514,736

			11,237,589

		Internet: 4.2%
52,500	@,L	Akamai Technologies, Inc.	2,321,025
20,200	@	F5 Networks, Inc.	1,641,452
87,200	@,L	Valueclick, Inc.	2,731,976
186,100	@	VeriSign, Inc.	5,551,363

			12,245,816

		Metal Fabricate/ Hardware: 0.6%
14,200		Precision Castparts Corp.	1,697,752

			1,697,752

		Miscellaneous Manufacturing: 3.8%
62,300		ITT Corp.	4,192,790
119,000		Roper Industries, Inc.	6,944,840

			11,137,630

		Oil & Gas: 1.7%
95,000	@	Plains Exploration & Production Co.	5,027,400

			5,027,400

		Oil & Gas Services: 3.4%
95,200	@,L	Cameron International Corp.	6,749,680
198,600	@,L	Input/ Output, Inc.	3,183,558

			9,933,238

		Packaging & Containers: 1.4%
123,600	@	Pactiv Corp.	4,198,692

			4,198,692

See Accompanying Notes to Financial Statements

100

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Pharmaceuticals: 1.7%
48,900	@	Express Scripts, Inc.	$4,992,690

			4,992,690

		Real Estate: 0.8%
20,800		Jones Lang LaSalle, Inc.	2,427,360

			2,427,360

		Retail: 5.9%
129,400	@	GameStop Corp.	4,785,212
37,400		Nordstrom, Inc.	1,942,182
105,300	@	Office Depot, Inc.	3,832,920
147,700	@,L	Saks, Inc.	2,959,908
78,800	@,L	Under Armour, Inc.	3,769,004

			17,289,226

		Semiconductors: 3.9%
207,534	L	Altera Corp.	4,733,851
82,100	@	Broadcom Corp.	2,508,976
385,200	@,L	ON Semiconductor Corp.	4,137,048

			11,379,875

		Software: 6.8%
201,200	@,L	Activision, Inc.	3,981,748
61,921	@,L	Ansys, Inc.	3,477,483
47,200		Dun & Bradstreet Corp.	4,726,136
83,100	@	Fiserv, Inc.	4,923,675
94,900	@	Intuit, Inc.	2,894,450

			20,003,492

		Telecommunications: 3.9%
251,900	@	Arris Group, Inc.	4,143,755
90,000	@,L	NII Holdings, Inc.	7,332,300

			11,476,055

		Total Common Stock (Cost $243,471,881)	286,115,074

EXCHANGE-TRADED FUNDS: 0.7%
		Exchange-Traded Funds: 0.7%
18,876	L	iShares Russell Midcap Growth Index Fund	2,191,692

		Total Exchange-Traded Funds (Cost $1,738,291)	2,191,692

		Total Long-Term Investments (Cost $245,210,172)	288,306,766

Principal Amount			Value

SHORT-TERM INVESTMENTS: 25.7%
		Mutual Fund: 2.6%
$7,500,000	**	ING Institutional Prime Money Market Fund	$7,500,000

		Total Mutual Fund (Cost $7,500,000)	7,500,000

		Repurchase Agreement: 0.1%
386,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $386,057 to be received upon repurchase (Collateralized by $310,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $394,436, due 11/15/22)	386,000

		Total Repurchase Agreement (Cost $386,000)	386,000

		Securities Lending CollateralCC: 23.0%
67,576,000		The Bank of New York Institutional Cash Reserves Fund	67,576,000

		Total Securities Lending Collateral (Cost $67,576,000)	67,576,000

		Total Short-Term Investments (Cost $75,462,000)	75,462,000

Total Investments in Securities (Cost $320,672,172)*	123.8%	$363,768,766
Other Assets and Liabilities-Net	(23.8)	(69,964,671)

Net Assets	100.0%	$293,804,095

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,955,291
Gross Unrealized Depreciation	(2,858,697)

Net Unrealized Appreciation	$43,096,594

See Accompanying Notes to Financial Statements

101

PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.6%
		Aerospace/ Defense: 3.2%
4,100		Raytheon Co.	$227,960

			227,960

		Apparel: 4.6%
4,300	@	Coach, Inc.	220,848
1,700		Phillips-Van Heusen	103,904

			324,752

		Auto Parts & Equipment: 0.5%
400	@@	Magna International, Inc.	35,660

			35,660

		Banks: 1.1%
700	@@	Uniao de Bancos Brasileiros SA GDR	78,617

			78,617

		Chemicals: 3.0%
3,700		Albemarle Corp.	150,368
1,500		Sigma-Aldrich Corp.	64,920

			215,288

		Commercial Services: 6.7%
5,600	@@	Accenture Ltd.	229,264
1,400	@	Apollo Group, Inc.	67,158
1,300	@	ITT Educational Services, Inc.	147,147
500		McKesson Corp.	31,565

			475,134

		Computers: 6.2%
7,900		Electronic Data Systems Corp.	227,599
1,500		Hewlett-Packard Co.	68,565
9,600	@,@@	Qimonda AG ADR	143,424

			439,588

		Electric: 0.5%
800	@@	Huaneng Power International, Inc. ADR	33,008

			33,008

		Electronics: 1.0%
4,100	@	Vishay Intertechnology, Inc.	73,062

			73,062

		Food: 4.7%
3,400		General Mills, Inc.	208,216
4,300	@@	Unilever NV ADR	128,140

			336,356

		Hand/ Machine Tools: 2.0%
2,600		Snap-On, Inc.	140,582

			140,582

		Healthcare — Products: 4.9%
1,600	@@	Alcon, Inc.	220,896
2,300		Baxter International, Inc.	130,732

			351,628

		Healthcare — Services: 5.5%
700		Aetna, Inc.	37,051
1,000	@	Humana, Inc.	62,050
1,300		UnitedHealth Group, Inc.	71,201
1,700	@	WellCare Health Plans, Inc.	156,468
800	@	WellPoint, Inc.	65,128

			391,898

		Insurance: 3.7%
4,400	@@	Allianz SE ADR	97,548
900	@@	Axis Capital Holdings Ltd.	35,613
600		Chubb Corp.	32,922
300		Hartford Financial Services Group, Inc.	30,951
500		Metlife, Inc.	34,000
300		Prudential Financial, Inc.	30,606

			261,640

		Internet: 3.3%
6,300	@	McAfee, Inc.	231,588

			231,588

		Iron/ Steel: 1.4%
1,500		Nucor Corp.	101,310

			101,310

		Machinery — Diversified: 1.4%
2,600		Wabtec Corp.	101,816

			101,816

		Media: 2.0%
2,000		McGraw-Hill Cos., Inc.	140,620

			140,620

		Mining: 2.1%
3,500	@@	Teck Cominco Ltd.	147,840

			147,840

		Miscellaneous Manufacturing: 4.7%
1,700		Eaton Corp.	159,358
2,200		Teleflex, Inc.	176,660

			336,018

		Oil & Gas: 1.5%
400		Chevron Corp.	32,596
400		ExxonMobil Corp.	33,268
300		Marathon Oil Corp.	37,143

			103,007

		Oil & Gas Services: 4.7%
1,000	@	Cameron International Corp.	70,900
1,000		Halliburton Co.	35,950
1,900	@	National Oilwell Varco, Inc.	179,455
700		Tidewater, Inc.	46,200

			332,505

		Packaging & Containers: 1.0%
2,000	@	Pactiv Corp.	67,940

			67,940

		Pharmaceuticals: 10.9%
700		AmerisourceBergen Corp.	35,854
5,500	@@	Biovail Corp.	133,430
2,000	@	Forest Laboratories, Inc.	101,420
3,500	@	ImClone Systems, Inc.	144,620
8,900	@	King Pharmaceuticals, Inc.	189,036
3,300	@	NBTY, Inc.	173,349

			777,709

		Retail: 5.8%
1,500	@	Aeropostale, Inc.	69,450
2,100	@	Big Lots, Inc.	66,150
900	@	Dollar Tree Stores, Inc.	38,079
2,800	@	Kohl’s Corp.	210,896
600		Nordstrom, Inc.	31,158

			415,733

See Accompanying Notes to Financial Statements

102

PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Semiconductors: 2.1%
4,500	@	Amkor Technology, Inc.	$63,990
3,100	@,@@	Verigy Ltd.	88,691

			152,681

		Software: 4.4%
7,900		CA, Inc.	209,587
2,600	@,@@	Cognos, Inc.	104,000

			313,587

		Telecommunications: 4.7%
5,600	@	ADC Telecommunications, Inc.	93,800
1,400		CenturyTel, Inc.	69,188
2,000	@,@@	Millicom International Cellular SA	170,160

			333,148

		Total Common Stock (Cost $6,346,337)	6,940,675

EXCHANGE-TRADED FUNDS: 1.0%
		Exchange-Traded Funds: 1.0%
1,200		iShares Russell 1000 Growth	72,432

		Total Exchange-Traded Funds (Cost $68,346)	72,432

		Total Long-Term Investments (Cost $6,414,683)	7,013,107

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.0%
		Mutual Fund: 0.3%
$20,000	**	ING Institutional Prime Money Market Fund	$20,000

		Total Mutual Fund (Cost $20,000)	20,000

		Repurchase Agreement: 1.7%
124,000		Deutsche Bank Repurchase Agreement dated 05/31/07, 5.300%, due 06/01/07, $124,018 to be received upon repurchase (Collateralized by $127,000 Federal National Mortgage Association, 3.860%, Market Value plus accrued interest $126,999, due 02/22/08)	124,000

		Total Repurchase Agreement (Cost $124,000)	124,000

		Total Short-Term Investments (Cost $144,000)	144,000

Total Investments in Securities (Cost $6,558,683)*	100.6%	$7,157,107
Other Assets and Liabilities-Net	(0.6)	(45,642)

Net Assets	100.0%	$7,111,465

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
**	Investment in affiliate
*	Cost for federal income tax purposes is $6,558,744.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$635,649
Gross Unrealized Depreciation	(37,286)

Net Unrealized Appreciation	$598,363

See Accompanying Notes to Financial Statements

103

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.0%
		Advertising: 0.6%
60,300	@,L	Gaiam, Inc.	$972,036

			972,036

		Aerospace/ Defense: 1.8%
24,600		DRS Technologies, Inc.	1,263,210
33,900	@	Moog, Inc.	1,459,734

			2,722,944

		Apparel: 2.9%
10,900	@,L	CROCS, Inc.	886,824
29,400	@,@@, L	Gildan Activewear, Inc.	1,027,530
24,500		Phillips-Van Heusen	1,497,440
33,300	@	Steven Madden Ltd.	1,084,914

			4,496,708

		Banks: 2.5%
120,500		Bank Mutual Corp.	1,425,515
28,300	@,L	SVB Financial Group	1,501,881
29,300		Whitney Holding Corp.	909,472

			3,836,868

		Biotechnology: 2.1%
24,500	@,L	Alexion Pharmaceuticals, Inc.	1,189,965
97,300	@,L	Human Genome Sciences, Inc.	1,030,407
20,400	@	Integra LifeSciences Holdings Corp.	1,046,928

			3,267,300

		Chemicals: 2.1%
26,900		Albemarle Corp.	1,093,216
11,900		Minerals Technologies, Inc.	756,959
47,400		UAP Holding Corp.	1,396,404

			3,246,579

		Commercial Services: 5.1%
26,200	@,L	Advisory Board Co.	1,364,234
19,400		Arbitron, Inc.	1,015,784
46,957	L	Diamond Management & Technology Consultants, Inc.	610,911
35,600	@,L	FTI Consulting, Inc.	1,320,048
33,900	@	Geo Group, Inc.	1,847,550
26,032	@	Kendle International, Inc.	898,885
20,100	@	Vistaprint Ltd.	805,407

			7,862,819

		Computers: 5.7%
17,400	@,L	CACI International, Inc.	896,970
19,500	@,L	Electronics for Imaging	555,945
57,900	@,L	Komag, Inc.	1,404,654
24,700	@	Kronos, Inc.	1,353,313
17,100	@,@@, L	Logitech International	457,083
35,065	@	Micros Systems, Inc.	1,945,757
55,400	@,@@, L	Ness Technologies, Inc.	659,814
64,783	@,@@	Xyratex Ltd.	1,429,113

			8,702,649

		Cosmetics/ Personal Care: 0.5%
43,000	@	Physicians Formula Holdings, Inc.	743,900

			743,900

		Distribution/ Wholesale: 1.7%
82,800	@,L	Brightpoint, Inc.	1,087,992
36,250		Pool Corp.	1,484,438

			2,572,430

		Diversified Financial Services: 2.6%
4,500		International Securities Exchange, Inc.	292,680
30,200	@	Investment Technology Group, Inc.	1,227,630
7,781	@	JMP Group, Inc.	89,092
46,000		OptionsXpress Holdings, Inc.	1,172,080
46,000		Waddell & Reed Financial, Inc.	1,193,240

			3,974,722

		Electrical Components & Equipment: 0.7%
15,200	@	General Cable Corp.	1,035,880

			1,035,880

		Electronics: 3.8%
17,700	@,L	Benchmark Electronics, Inc.	391,347
30,600	@,L	Cymer, Inc.	1,228,284
33,100		Keithley Instruments, Inc.	439,237
8,718	@,L	Measurement Specialties, Inc.	173,401
21,200	@	Thomas & Betts Corp.	1,230,024
30,278	@	Trimble Navigation Ltd.	883,815
24,300	@	Varian, Inc.	1,430,055

			5,776,163

		Energy — Alternate Sources: 0.2%
14,793	@	Comverge, Inc.	380,180

			380,180

		Engineering & Construction: 0.7%
16,000	@	EMCOR Group, Inc.	1,049,440

			1,049,440

		Entertainment: 1.0%
52,300	@	Macrovision Corp.	1,461,785

			1,461,785

		Gas: 0.6%
31,900	L	Piedmont Natural Gas Co.	846,626

			846,626

		Hand/ Machine Tools: 0.6%
18,600	L	Franklin Electric Co., Inc.	876,804

			876,804

		Healthcare — Products: 4.1%
16,800	@,L	Arthrocare Corp.	740,376
22,800		Cooper Cos., Inc.	1,257,192
35,400	@,L	DJO, Inc.	1,380,954
9,700	@,L	Hologic, Inc.	524,673
34,501	@,L	Kyphon, Inc.	1,638,452
15,400	@,L	Resmed, Inc.	694,232

			6,235,879

		Healthcare — Services: 4.5%
32,351	@,L	Amedisys, Inc.	1,206,692
24,100	@,L	Healthways, Inc.	1,123,542
30,800	@	Magellan Health Services, Inc.	1,379,840
24,404	@	Pediatrix Medical Group, Inc.	1,406,158
43,600	@	Psychiatric Solutions, Inc.	1,701,272

			6,817,504

		Housewares: 1.5%
39,000		Toro Co.	2,333,370

			2,333,370

		Insurance: 3.0%
51,700	@@	Aspen Insurance Holdings Ltd.	1,402,104
17,000		PMI Group, Inc.	840,480

See Accompanying Notes to Financial Statements

104

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Insurance (continued)
22,853	@,L	ProAssurance Corp.	$1,291,652
35,050	@@	Security Capital Assurance Ltd.	1,127,559

			4,661,795

		Internet: 3.7%
21,400	@,L	aQuantive, Inc.	1,365,106
11,300	@	F5 Networks, Inc.	918,238
18,500	@,L	Nutri/ System, Inc.	1,212,120
31,900	@,L	Sapient Corp.	239,250
61,630	@,L	Trizetto Group	1,142,004
26,500	@,L	Valueclick, Inc.	830,245

			5,706,963

		Iron/ Steel: 0.8%
13,300		Cleveland-Cliffs, Inc.	1,174,257

			1,174,257

		Leisure Time: 1.2%
35,572	@,L	Life Time Fitness, Inc.	1,820,575

			1,820,575

		Lodging: 0.6%
73,700	@	Red Lion Hotels Corp.	947,782

			947,782

		Machinery — Diversified: 2.8%
34,651	@,L	Intermec, Inc.	852,415
5,900	@	Middleby Corp.	731,777
26,100		Nordson Corp.	1,356,939
34,000		Wabtec Corp.	1,331,440

			4,272,571

		Media: 0.4%
22,000	L	Entercom Communications Corp.	585,200

			585,200

		Mining: 0.8%
105,600	@,L	Coeur d’Alene Mines Corp.	381,216
8,900	@	RTI International Metals, Inc.	789,875

			1,171,091

		Oil & Gas: 4.7%
43,400	@,L	Carrizo Oil & Gas, Inc.	1,765,078
75,200	@,L	EXCO Resources, Inc.	1,358,864
100,000	@,L	McMoRan Exploration Co.	1,515,000
63,400	@,L	Parallel Petroleum Corp.	1,462,004
78,500	@,L	Petroquest Energy, Inc.	1,111,560

			7,212,506

		Oil & Gas Services: 1.1%
8,700	@	Dresser-Rand Group, Inc.	309,720
7,500	@,L	Dril-Quip, Inc.	363,900
13,200	@	FMC Technologies, Inc.	997,920

			1,671,540

		Packaging & Containers: 0.8%
21,000	L	Greif, Inc.	1,168,860

			1,168,860

		Pharmaceuticals: 4.3%
30,300	@,L	Alkermes, Inc.	486,618
25,400	@,L	BioMarin Pharmaceuticals, Inc.	453,136
47,200	@,L	Cubist Pharmaceuticals, Inc.	1,083,240
36,200	@	HealthExtras, Inc.	1,101,566
43,300	@,L	Sciele Pharma, Inc.	1,070,376
20,000	@,L	Theravance, Inc.	686,800
16,000	@,L	United Therapeutics Corp.	1,055,840
16,500	@,L	USANA Health Sciences, Inc.	641,520

			6,579,096

		Real Estate Investment Trusts: 1.1%
19,800		Digital Realty Trust, Inc.	803,880
28,800	L	Nationwide Health Properties, Inc.	894,816

			1,698,696

		Retail: 5.9%
47,900		Casey’s General Stores, Inc.	1,293,779
17,300		Cash America International, Inc.	717,777
24,900	@,L	JOS A Bank Clothiers, Inc.	1,048,041
14,700		Longs Drug Stores Corp.	842,016
63,100	@	Morton’s Restaurant Group, Inc.	990,670
27,300	@,L	Pantry, Inc.	1,189,188
52,000	@,L	Sonic Corp.	1,267,760
38,200	@,L	Tween Brands, Inc.	1,662,846

			9,012,077

		Savings & Loans: 1.3%
120,900	L	NewAlliance Bancshares, Inc.	1,948,906

			1,948,906

		Semiconductors: 5.9%
70,000	@,L	Axcelis Technologies, Inc.	450,100
135,300	@,L	Entegris, Inc.	1,555,950
60,000	@	Fairchild Semiconductor International, Inc.	1,105,200
33,900	@,L	Formfactor, Inc.	1,348,542
58,900		Micrel, Inc.	733,894
66,600	@,L	ON Semiconductor Corp.	715,284
96,600	@,L	Semtech Corp.	1,608,390
55,200	@,@@	Verigy Ltd.	1,579,272

			9,096,632

		Software: 5.0%
42,700	@	Ansys, Inc.	2,398,032
36,000		Blackbaud, Inc.	852,840
24,000	L	Global Payments, Inc.	960,960
68,300	@,L	Informatica Corp.	1,042,258
48,000	@	THQ, Inc.	1,636,800
20,000	@,L	Verifone Holdings, Inc.	692,600

			7,583,490

		Storage/ Warehousing: 1.0%
51,600	@,L	Mobile Mini, Inc.	1,558,320

			1,558,320

		Telecommunications: 4.7%
24,200	L	Adtran, Inc.	654,852
54,100		Alaska Communications Systems Group, Inc.	853,698
8,100	@,L	Anixter International, Inc.	598,266
44,200	@,L	Foundry Networks, Inc.	710,736
43,800	@,L	NeuStar, Inc.	1,272,828
37,700	@,L	Optium Corp.	510,081
39,825	@	RCN Corp.	1,121,074
46,500	@,L	SBA Communications Corp.	1,494,045

			7,215,580

		Transportation: 2.6%
23,300	@	Genesee & Wyoming, Inc.	757,949
34,600	@	HUB Group, Inc.	1,279,508
39,200		Knight Transportation, Inc.	734,216

See Accompanying Notes to Financial Statements

105

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Transportation (continued)
22,600		Pacer International, Inc.	$608,392
22,100	@,L	PHI, Inc.	629,850

			4,009,915

		Total Common Stock (Cost $124,711,746)	148,308,438

EXCHANGE-TRADED FUNDS: 0.5%
		Exchange-Traded Funds: 0.5%
9,401	L	iShares Russell 2000 Growth Index Fund	813,657

		Total Exchange-Traded Funds (Cost $745,855)	813,657

		Total Long-Term Investments (Cost $125,457,601)	149,122,095

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 30.1%
		Mutual Fund: 3.1%
$4,700,000	**	ING Institutional Prime Money Market Fund	$4,700,000

		Total Mutual Fund (Cost $4,700,000)	4,700,000

		Repurchase Agreement: 0.3%
460,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $460,068 to be received upon repurchase (Collateralized by $369,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $469,506, due 11/15/22)	460,000

		Total Repurchase Agreement (Cost $460,000)	460,000

		Securities Lending CollateralCC: 26.7%
40,841,000		The Bank of New York Institutional Cash Reserves Fund	40,841,000

		Total Securities Lending Collateral (Cost $40,841,000)	40,841,000

		Total Short-Term Investments (Cost $46,001,000)	46,001,000

Total Investments in Securities (Cost $171,458,601)*	127.6%	$195,123,095
Other Assets and Liabilities-Net	(27.6)	(42,180,766)

Net Assets	100.0%	$152,942,329

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $171,559,547.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,658,200
Gross Unrealized Depreciation	(3,094,652)

Net Unrealized Appreciation	$23,563,548

See Accompanying Notes to Financial Statements

106

PORTFOLIO OF INVESTMENTS
ING FINANCIAL SERVICES FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 96.5%
		Banks: 26.1%
94,700		Associated Banc-Corp.	$3,126,047
247,707		Bank of America Corp.	12,561,221
107,839		Bank of New York Co., Inc.	4,373,950
39,866		Capital One Financial Corp.	3,180,509
97,700		PNC Financial Services Group, Inc.	7,210,260
162,000		Prosperity Bancshares, Inc.	5,611,680
98,800		State Street Corp.	6,745,076
288,119		US Bancorp	9,963,155
188,387		Wachovia Corp.	10,208,692
399,490		Wells Fargo & Co.	14,417,594
52,586		Zions Bancorp	4,231,070

			81,629,254

		Commercial Services: 0.8%
109,334		Western Union Co.	2,454,548

			2,454,548

		Diversified Financial Services: 30.9%
56,491	@	Affiliated Managers Group, Inc.	7,355,128
96,808		American Express Co.	6,290,584
60,600		CIT Group, Inc.	3,631,758
336,500		Citigroup, Inc.	18,335,885
243,998	@	E*Trade Financial Corp.	5,843,752
73,926		Fannie Mae	4,725,350
56,817		Freddie Mac	3,794,807
21,773		Goldman Sachs Group, Inc.	5,025,644
314,198		JP Morgan Chase & Co.	16,284,882
41,732		Lehman Brothers Holdings, Inc.	3,062,294
108,554		Merrill Lynch & Co., Inc.	10,066,212
38,265		Morgan Stanley	3,254,056
62,500		Nuveen Investments, Inc.	3,428,750
271,400	@	TD Ameritrade Holding Corp.	5,571,842

			96,670,944

		Home Builders: 1.0%
131,280		D.R. Horton, Inc.	3,068,014

			3,068,014

		Insurance: 33.2%
108,045	@@	ACE Ltd.	6,652,331
82,300		Aflac, Inc.	4,350,378
207,571		American International Group, Inc.	15,015,686
129,400	@@	Axis Capital Holdings Ltd.	5,120,358
87,900	@@	Endurance Specialty Holdings Ltd.	3,501,057
124,099		Genworth Financial, Inc.	4,479,974
51,336		Hartford Financial Services Group, Inc.	5,296,335
57,915		Lincoln National Corp.	4,198,838
67,900		MBIA, Inc.	4,518,745
101,900		Metlife, Inc.	6,929,200
55,800		MGIC Investment Corp.	3,627,000
115,100		Principal Financial Group	6,998,080
112,400		Protective Life Corp.	5,623,372
46,288		Prudential Financial, Inc.	4,722,302
108,500	@@	Security Capital Assurance Ltd.	3,490,445
92,800		Stancorp Financial Group, Inc.	4,719,808
85,405		Travelers Cos., Inc.	4,626,389
111,200	@@	Willis Group Holdings Ltd.	5,149,672
142,300		WR Berkley Corp.	4,687,362

			103,707,332

		Real Estate Investment Trusts: 3.0%
68,600		Douglas Emmett, Inc.	1,808,982
43,000		Home Properties, Inc.	2,476,800
62,100		Liberty Property Trust	2,913,732
24,500		Macerich Co.	2,185,400

			9,384,914

		Savings & Loans: 1.5%
223,900		People’s United Financial, Inc.	4,520,541

			4,520,541

		Total Common Stock (Cost $227,824,894)	301,435,547

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.9%
		Mutual Fund: 3.8%
$12,000,000	**	ING Institutional Prime Money Market Fund	$12,000,000

		Total Mutual Fund (Cost $12,000,000)	12,000,000

		Repurchase Agreement: 0.1%
236,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $236,035 to be received upon repurchase (Collateralized by $190,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $241,751, due 11/15/22)	236,000

		Total Repurchase Agreement (Cost $236,000)	236,000

		Total Short-Term Investments (Cost $12,236,000)	12,236,000

Total Investments in Securities (Cost $240,060,894)*	100.4%	$313,671,547
Other Assets and Liabilities-Net	(0.4)	(1,250,691)

Net Assets	100.0%	$312,420,856

@	Non-income producing security
@@	Foreign Issuer
**	Investment in affiliate
*	Cost for federal income tax purposes is $240,225,513.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$74,673,204
Gross Unrealized Depreciation	(1,227,170)

Net Unrealized Appreciation	$73,446,034

See Accompanying Notes to Financial Statements

107

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.0%
		Agriculture: 1.1%
16,890		Altria Group, Inc.	$1,200,879

			1,200,879

		Auto Manufacturers: 8.6%
574,510		Ford Motor Co.	4,791,414
147,880		General Motors Corp.	4,434,921

			9,226,335

		Auto Parts & Equipment: 0.8%
330,390	@	Delphi Corp.	895,357

			895,357

		Banks: 4.5%
66,540		Fifth Third Bancorp	2,818,634
114,460	@@	Popular, Inc.	1,969,857

			4,788,491

		Biotechnology: 1.6%
29,640	@	Amgen, Inc.	1,669,621

			1,669,621

		Chemicals: 2.4%
57,256		Dow Chemical Co.	2,598,277

			2,598,277

		Commercial Services: 3.0%
136,640		H&R Block, Inc.	3,237,002

			3,237,002

		Computers: 8.5%
128,000	@	Dell, Inc.	3,439,360
53,910		Electronic Data Systems Corp.	1,553,147
25,940		International Business Machines Corp.	2,765,204
160,620	@	Unisys Corp.	1,336,358

			9,094,069

		Diversified Financial Services: 2.1%
40,830		Citigroup, Inc.	2,224,827

			2,224,827

		Electronics: 1.8%
269,810	@	Sanmina-SCI Corp.	963,222
297,260	@	Solectron Corp.	1,010,684

			1,973,906

		Food: 9.1%
63,708		Kraft Foods, Inc.	2,155,879
26,400		Kroger Co.	800,448
50,160		Safeway, Inc.	1,729,517
186,593		Sara Lee Corp.	3,340,015
37,610		Supervalu, Inc.	1,791,740

			9,817,599

		Healthcare — Products: 4.9%
202,241	@	Boston Scientific Corp.	3,169,116
33,340		Johnson & Johnson	2,109,422

			5,278,538

		Healthcare — Services: 1.5%
225,570	@	Tenet Healthcare Corp.	1,567,712

			1,567,712

		Home Furnishings: 2.9%
27,860		Whirlpool Corp.	3,110,569

			3,110,569

		Insurance: 3.5%
77,440	@	Conseco, Inc.	1,526,342
67,210		Marsh & McLennan Cos., Inc.	2,206,504

			3,732,846

		Media: 7.0%
58,640		Gannett Co., Inc.	3,449,205
22,755		Idearc, Inc.	802,114
44,250		McClatchy Co.	1,224,398
64,130		Tribune Co.	2,064,986

			7,540,703

		Miscellaneous Manufacturing: 3.0%
126,990		Eastman Kodak Co.	3,220,466

			3,220,466

		Office/ Business Equipment: 2.0%
114,290	@	Xerox Corp.	2,156,652

			2,156,652

		Pharmaceuticals: 9.2%
110,340		Bristol-Myers Squibb Co.	3,344,405
30,230		Merck & Co., Inc.	1,585,564
122,090		Pfizer, Inc.	3,356,254
26,710		Wyeth	1,544,906

			9,831,129

		Pipelines: 1.7%
104,910		El Paso Corp.	1,787,666

			1,787,666

		Semiconductors: 6.7%
165,900		Intel Corp.	3,678,003
289,000	@	Micron Technology, Inc.	3,520,020

			7,198,023

		Software: 2.5%
86,310		Microsoft Corp.	2,647,128

			2,647,128

		Telecommunications: 8.6%
238,619	@@	Alcatel SA ADR	3,273,853
51,672		AT&T, Inc.	2,136,120
88,710		Verizon Communications, Inc.	3,861,547

			9,271,520

		Total Common Stock (Cost $93,716,751)	104,069,315

See Accompanying Notes to Financial Statements

108

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.2%
		U.S. Government Agency Obligations: 2.2%
$2,336,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	$2,335,685

		Total Short-Term Investments (Cost $2,335,685)	2,335,685

Total Investments in Securities (Cost $96,052,436)*	99.2%	$106,405,000
Other Assets and Liabilities-Net	0.8	811,292

Net Assets	100.0%	$107,216,292

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,017,275
Gross Unrealized Depreciation	(2,664,711)

Net Unrealized Appreciation	$10,352,564

See Accompanying Notes to Financial Statements

109

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 99.3%
		Aerospace/ Defense: 1.9%
40,500		Boeing Co.	$4,073,895
44,200		United Technologies Corp.	3,118,310

			7,192,205

		Agriculture: 3.4%
96,200		Altria Group, Inc.	6,839,820
79,400		Loews Corp.	6,173,350

			13,013,170

		Airlines: 0.8%
102,100	@,L	AMR Corp.	2,894,535

			2,894,535

		Auto Parts & Equipment: 1.9%
211,600	@,L	Goodyear Tire & Rubber Co.	7,505,452

			7,505,452

		Banks: 6.2%
177,000		Bank of America Corp.	8,975,670
184,300		Bank of New York Co., Inc.	7,475,208
212,000		Wells Fargo & Co.	7,651,080

			24,101,958

		Beverages: 3.1%
78,000		Coca-Cola Co.	4,133,220
105,300	@@	Fomento Economico Mexicano SA de CV ADR	4,195,152
39,957		Molson Coors Brewing Co.	3,658,862

			11,987,234

		Chemicals: 2.0%
60,800	L	Air Products & Chemicals, Inc.	4,741,792
115,364	L	HB Fuller Co.	3,143,669

			7,885,461

		Coal: 1.0%
74,800	L	Peabody Energy Corp.	4,042,192

			4,042,192

		Computers: 2.0%
126,900		Hewlett-Packard Co.	5,800,599
360,000	@	Sun Microsystems, Inc.	1,836,000

			7,636,599

		Cosmetics/ Personal Care: 3.1%
187,300		Procter & Gamble Co.	11,902,915

			11,902,915

		Diversified Financial Services: 16.9%
38,400	@,L	Affiliated Managers Group, Inc.	4,999,680
36,100	L	Bear Stearns Cos., Inc.	5,413,556
210,400		Citigroup, Inc.	11,464,696
55,100	L	Countrywide Financial Corp.	2,145,594
312,304	@	E*Trade Financial Corp.	7,479,681
68,100		Freddie Mac	4,548,399
216,000		JP Morgan Chase & Co.	11,195,280
107,900		Merrill Lynch & Co., Inc.	10,005,567
59,600		Morgan Stanley	5,068,384
15,500	@	Piper Jaffray Cos	1,036,950
65,000		Raymond James Financial, Inc.	2,165,150

			65,522,937

		Electric: 3.8%
131,400	@	Mirant Corp.	6,096,960
32,800	@,L	NRG Energy, Inc.	2,882,792
114,600		PG&E Corp.	5,645,196

			14,624,948

		Electrical Components & Equipment: 1.2%
65,100	@,L	General Cable Corp.	4,436,565

			4,436,565

		Engineering & Construction: 1.6%
169,237	@	Infrasource Services, Inc.	6,126,379

			6,126,379

		Entertainment: 1.0%
162,000	L	Regal Entertainment Group	3,706,560

			3,706,560

		Food: 1.3%
150,813		Kraft Foods, Inc.	5,103,512

			5,103,512

		Gas: 1.3%
81,800	L	Sempra Energy	5,015,976

			5,015,976

		Healthcare — Products: 1.0%
61,000		Johnson & Johnson	3,859,470

			3,859,470

		Home Builders: 0.3%
21,967	L	KB Home	1,008,066

			1,008,066

		Insurance: 8.3%
116,000		American International Group, Inc.	8,391,440
43,400	L	Metlife, Inc.	2,951,200
84,500		MGIC Investment Corp.	5,492,500
62,000		Principal Financial Group	3,769,600
80,790		Stancorp Financial Group, Inc.	4,108,979
100,400		Travelers Cos., Inc.	5,438,668
60,000		WR Berkley Corp.	1,976,400

			32,128,787

		Iron/ Steel: 1.3%
42,800		Allegheny Technologies, Inc.	4,947,252

			4,947,252

		Lodging: 0.8%
38,500	@	MGM Mirage	3,061,905

			3,061,905

		Media: 2.7%
140,300	@,L	Comcast Corp. — Class A	3,845,623
132,400		News Corp., Inc. — Class A	2,924,716
106,600		Walt Disney Co.	3,777,904

			10,548,243

		Mining: 0.7%
31,300	@@	Alcan, Inc.	2,715,588

			2,715,588

		Miscellaneous Manufacturing: 2.8%
77,600		Cooper Industries Ltd.	4,157,808
75,900		Dover Corp.	3,798,795
80,300		General Electric Co.	3,017,674

			10,974,277

See Accompanying Notes to Financial Statements

110

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Oil & Gas: 10.3%
76,700		ConocoPhillips	$5,938,881
215,600		ExxonMobil Corp.	17,931,452
84,800		Occidental Petroleum Corp.	4,661,456
140,300	@	Plains Exploration & Production Co.	7,424,676
52,200		Valero Energy Corp.	3,895,164

			39,851,629

		Pharmaceuticals: 3.7%
50,728	@	Medco Health Solutions, Inc.	3,944,609
83,700	L	Omnicare, Inc.	3,132,054
108,500		Pfizer, Inc.	2,982,665
75,300		Wyeth	4,355,352

			14,414,680

		Real Estate Investment Trusts: 1.8%
82,200		Liberty Property Trust	3,856,824
104,300		Sunstone Hotel Investors, Inc.	3,077,893

			6,934,717

		Retail: 2.3%
104,100		McDonald’s Corp.	5,262,255
104,400	@	Office Depot, Inc.	3,800,160

			9,062,415

		Savings & Loans: 1.6%
272,400	L	Hudson City Bancorp., Inc.	3,592,956
133,900		People’s United Financial, Inc.	2,703,441

			6,296,397

		Semiconductors: 1.5%
526,500	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,744,115

			5,744,115

		Software: 2.3%
180,400		First Data Corp.	5,899,080
94,300		Microsoft Corp.	2,892,181

			8,791,261

		Telecommunications: 5.4%
341,300		AT&T, Inc.	14,109,343
337,200	@,L	Qwest Communications International, Inc.	3,469,788
80,000	L	Verizon Communications, Inc.	3,482,400

			21,061,531

		Total Common Stock (Cost $296,977,553)	384,098,931

Principal Amount			Value

SHORT-TERM INVESTMENTS: 14.5%
		Repurchase Agreement: 1.0%
$3,898,000		Deutsche Bank Repurchase Agreement dated 05/31/07, 5.300%, due 06/01/07, $3,898,574 to be received upon repurchase (Collateralized by $3,870,000 Federal Home Loan Bank, 5.250%, Market Value plus accrued interest $3,979,257, due 06/11/10)	$3,898,000

		Total Repurchase Agreement (Cost $3,898,000)	3,898,000

		Securities Lending CollateralCC: 13.5%
52,248,000		The Bank of New York Institutional Cash Reserves Fund	52,248,000

		Total Securities Lending Collateral (Cost $52,248,000)	52,248,000

		Total Short-Term Investments (Cost $56,146,000)	56,146,000

Total Investments in Securities (Cost $353,123,553)*	113.8%	$440,244,931
Other Assets and Liabilities-Net	(13.8)	(53,464,614)

Net Assets	100.0%	$386,780,317

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
*	Cost for federal income tax purposes is $353,234,726.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$88,327,422
Gross Unrealized Depreciation	(1,317,217)

Net Unrealized Appreciation	$87,010,205

See Accompanying Notes to Financial Statements

111

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 94.2%
		Aerospace/ Defense: 0.1%
300		Curtiss-Wright Corp.	$13,521
1,070		Kaman Corp.	31,437
350	@	Sequa Corp.	38,500

			83,458

		Agriculture: 0.1%
1,040		Universal Corp.	66,113

			66,113

		Airlines: 0.1%
180	@	Alaska Air Group, Inc.	5,249
5,180	@	ExpressJet Holdings, Inc.	32,064
1,500	@	Republic Airways Holdings, Inc.	35,055
1,700		Skywest, Inc.	46,801

			119,169

		Apparel: 0.4%
7,310		Cherokee, Inc.	342,181
2,050		Kellwood Co.	59,061

			401,242

		Auto Parts & Equipment: 0.2%
1,700		American Axle & Manufacturing Holdings, Inc.	48,994
2,600		ArvinMeritor, Inc.	54,288
1,500	@	Commercial Vehicle Group, Inc.	29,085
910	@	Lear Corp.	32,460
1,650		Modine Manufacturing Co.	38,792
1,350		Superior Industries International	30,483

			234,102

		Banks: 2.1%
220	I	Alabama National Bancorp.	13,816
53,586	@	Bancorp, Inc.	1,149,956
11,705		Cathay General Bancorp.	396,565
600	@	Centennial Bank Holdings, Inc.	5,256
320		Central Pacific Financial Corp.	10,858
940		Citizens Banking Corp.	17,898
530		Community Banks, Inc.	16,812
15,270		Corus Bankshares, Inc.	277,761
1,120		First Community Bancorp., Inc.	63,258
1,100		First Merchants Corp.	26,785
290		ITLA Capital Corp.	15,933
1,660	@@	Oriental Financial Group	20,069
540		Provident Bankshares Corp.	18,063
380		Sterling Financial Corp.	11,491
4,080		Susquehanna Bancshares, Inc.	87,842
450		Trustmark Corp.	12,114
450		Umpqua Holdings Corp.	11,232

			2,155,709

		Biotechnology: 0.1%
1,100	@	Applera Corp. - Celera Genomics Group	14,685
200	@	Bio-Rad Laboratories, Inc.	14,940
3,540		Cambrex Corp.	44,002

			73,627

		Building Materials: 2.1%
101,700		Gibraltar Industries, Inc.	2,190,618

			2,190,618

		Chemicals: 0.3%
9,870		Balchem Corp.	174,107
360		CF Industries Holdings, Inc.	16,103
560		HB Fuller Co.	15,260
180		Minerals Technologies, Inc.	11,450
260	@	OM Group, Inc.	16,253
1,700		Sensient Technologies Corp.	44,268

			277,441

		Commercial Services: 1.0%
3,985		ABM Industries, Inc.	117,597
1,690	@	Albany Molecular Research, Inc.	24,049
1,600		Kelly Services, Inc.	46,112
5,430		Landauer, Inc.	269,762
12,740		McGrath Rentcorp	396,596
1,260	@	MPS Group, Inc.	17,325
1,250	@	Pharmanet Development Group	40,138
2,600	@	PHH Corp.	80,600
670	@	Rent-A-Center, Inc.	18,157
3,460	@	Spherion Corp.	34,081

			1,044,417

		Computers: 1.6%
1,300	@	BISYS Group, Inc.	15,275
5,480	@	Ciber, Inc.	48,827
3,950		Computer Services, Inc.	129,560
450	@	Electronics for Imaging	12,830
2,330		Imation Corp.	88,330
750	@	Palm, Inc.	12,218
1,040	@	Perot Systems Corp.	17,763
283,200	@	Quantum Corp.	875,088
4,400	@	Silicon Storage Technology, Inc.	17,380
11,110		Syntel, Inc.	384,628

			1,601,899

		Cosmetics/ Personal Care: 0.3%
4,775	@	Chattem, Inc.	304,024

			304,024

		Distribution/ Wholesale: 0.0%
200	@	United Stationers, Inc.	13,418

			13,418

		Diversified Financial Services: 2.0%
1,560		Centerline Holding, Co.	30,716
6,270		Financial Federal Corp.	170,481
1,480		Friedman Billings Ramsey Group, Inc.	9,280
39,400		IndyMac Bancorp., Inc.	1,323,052
1,060	@	Knight Capital Group, Inc.	18,349
8,540		National Financial Partners Corp.	399,928
4,050	@	Ocwen Financial Corp.	57,348
1,400	@	Piper Jaffray Cos.	93,660

			2,102,814

		Electric: 0.5%
300		Allete, Inc.	14,400
3,690	@	Aquila, Inc.	15,756
2,050		Avista Corp.	48,011
1,000		Black Hills Corp.	40,990
540		CH Energy Group, Inc.	25,574
2,050		Cleco Corp.	55,309
1,060		Duquesne Light Holdings, Inc.	21,412
450	@	El Paso Electric Co.	12,245
1,500		Empire District Electric Co.	35,385
1,500		Idacorp, Inc.	49,815
500		NorthWestern Corp.	16,480
2,050		PNM Resources, Inc.	60,496
300		Unisource Energy Corp.	10,959
2,350		Westar Energy, Inc.	62,299

			469,131

See Accompanying Notes to Financial Statements

112

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Electrical Components & Equipment: 2.2%
200		Belden Cdt, Inc.	$11,452
5,140	@	EnerSys	93,137
32,400	@	General Cable Corp.	2,208,060

			2,312,649

		Electronics: 1.6%
550	@	Benchmark Electronics, Inc.	12,161
640	@	Coherent, Inc.	19,853
113,000		Keithley Instruments, Inc.	1,499,510
5,900	@	Kemet Corp.	45,312
2,300		Methode Electronics, Inc.	34,684

			1,611,520

		Engineering & Construction: 0.0%
190	@	EMCOR Group, Inc.	12,462
100	@	Washington Group International, Inc.	8,400

			20,862

		Food: 4.4%
212,800		Del Monte Foods Co.	2,564,240
900	@	Hain Celestial Group, Inc.	25,740
1,400		Imperial Sugar Co.	39,788
620		Nash Finch Co.	29,171
1,000	@	Performance Food Group Co.	35,500
490		Pilgrim’s Pride Corp.	17,312
200	@	Ralcorp Holdings, Inc.	11,632
1,600		Ruddick Corp.	50,064
53,598	@	Smithfield Foods, Inc.	1,722,640
1,390	@	TreeHouse Foods, Inc.	38,976
330		Weis Markets, Inc.	14,150

			4,549,213

		Forest Products & Paper: 11.2%
87,500		Bowater, Inc.	1,819,125
93,200	@	Buckeye Technologies, Inc.	1,325,304
117,200		Glatfelter	1,592,748
68,300	@	Jefferson Smurfit Corp.	883,119
3,650	@	Mercer International, Inc.	39,238
149,500	@@	Sappi Ltd. ADR	2,798,640
900		Schweitzer-Mauduit International, Inc.	27,036
225,400		Wausau Paper Corp.	3,085,726

			11,570,936

		Gas: 0.2%
1,000		Laclede Group, Inc.	31,160
270		New Jersey Resources Corp.	14,791
370		Nicor, Inc.	17,372
250		Northwest Natural Gas Co.	12,458
900		Piedmont Natural Gas Co.	23,886
480		Southwest Gas Corp.	18,317
1,700		WGL Holdings, Inc.	59,959

			177,943

		Hand/ Machine Tools: 6.8%
45,700		Kennametal, Inc.	3,515,244
49,355		Lincoln Electric Holdings, Inc.	3,469,163

			6,984,407

		Healthcare — Products: 0.2%
1,400	@	Conmed Corp.	43,834
550		Steris Corp.	16,539
5,030		Young Innovations, Inc.	124,895

			185,268

		Healthcare — Services: 0.2%
550	@	AMERIGROUP Corp.	14,025
470	@	Apria Healthcare Group, Inc.	13,611
160	@	Genesis HealthCare Corp.	10,928
2,350	@	Kindred Healthcare, Inc.	75,200
280	@	Magellan Health Services, Inc.	12,544
2,770	@	Res-Care, Inc.	57,339

			183,647

		Home Builders: 0.0%
610	@	Hovnanian Enterprises, Inc.	15,409
450		M/I Homes, Inc.	12,951
1,150		Monaco Coach Corp.	17,722

			46,082

		Home Furnishings: 2.5%
89,800		Hooker Furniture Corp.	2,221,652
850		Kimball International, Inc.	11,603
13,330		Tempur-Pedic International, Inc.	338,049

			2,571,304

		Household Products/ Wares: 3.4%
3,650		American Greetings Corp.	95,667
54,631	@	Fossil, Inc.	1,705,034
3,700	@	Prestige Brands Holdings, Inc.	48,655
49,500		WD-40 Co.	1,649,835

			3,499,191

		Insurance: 1.8%
1,540		American Equity Investment Life Holding Co.	18,465
370	@	American Physicians Capital, Inc.	15,126
1,210	@	Argonaut Group, Inc.	40,087
900	@	CNA Surety Corp.	18,396
1,600		Commerce Group, Inc.	54,544
490		Delphi Financial Group	21,041
450		EMC Insurance Group, Inc.	11,408
300		FBL Financial Group, Inc.	11,544
720	@	Fpic Insurance Group, Inc.	33,394
450		Harleysville Group, Inc.	13,617
2,300		Horace Mann Educators Corp.	51,336
720		Infinity Property & Casualty Corp.	38,038
1,090		Landamerica Financial Group, Inc.	101,032
1,300	@	Meadowbrook Insurance Group, Inc.	14,196
270		Midland Co.	12,015
360	@	Navigators Group, Inc.	17,824
360		NYMAGIC, Inc.	15,088
700		Ohio Casualty Corp.	30,142
3,550		Phoenix Cos., Inc.	55,877
68,200	@	PMA Capital Corp.	725,648
1,090	@	ProAssurance Corp.	61,607
175,300	@,@@	Quanta Capital Holdings Ltd.	355,859
250		RLI Corp.	14,363
490		Safety Insurance Group, Inc.	20,404
1,030	@	SeaBright Insurance Holdings, Inc.	18,427
1,700		Selective Insurance Group	46,529
470		State Auto Financial Corp.	14,542
1,400		Stewart Information Services Corp.	55,468
300		Zenith National Insurance Corp.	14,511

			1,900,528

		Internet: 0.1%
530	@	Avocent Corp.	14,856
27,850	@	CMGI, Inc.	69,625
1,700	@	Infospace, Inc.	41,616
2,000	@	Secure Computing Corp.	15,240
1,800	@	TIBCO Software, Inc.	16,236

			157,573

		Investment Companies: 0.9%
3,150		Apollo Investment Corp.	74,120
24,620		Ares Capital Corp.	456,209
100		Capital Southwest Corp.	17,270

See Accompanying Notes to Financial Statements

113

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Investment Companies (continued)
23,540		MCG Capital Corp.	$415,246
1,280		Medallion Financial Corp.	14,630

			977,475

		Iron/ Steel: 0.1%
210		Chaparral Steel Co.	15,372
200		Cleveland-Cliffs, Inc.	17,658
1,170		Olympic Steel, Inc.	39,254
1,400		Ryerson, Inc.	53,102
470		Schnitzer Steel Industries, Inc.	25,474

			150,860

		Leisure Time: 0.1%
3,680	@	K2, Inc.	56,157

			56,157

		Machinery — Diversified: 5.7%
54,700		Albany International Corp.	2,139,864
450		Briggs & Stratton Corp.	14,603
53,650	@	Kadant, Inc.	1,601,453
170		Nacco Industries, Inc.	28,900
75,150		Sauer-Danfoss, Inc.	2,042,577

			5,827,397

		Media: 0.3%
4,490		Belo Corp.	99,813
1,950		Citadel Broadcasting Corp.	16,185
4,970	@	Cox Radio, Inc.	72,960
530		Lee Enterprises, Inc.	13,314
590		Media General, Inc.	21,506
6,370	@,W	Radio One, Inc.	47,839
550	@	Scholastic Corp.	17,474

			289,091

		Metal Fabricate/ Hardware: 0.8%
1,720		NN, Inc.	21,638
270		Quanex Corp.	12,944
19,600	@	RBC Bearings, Inc.	756,560
680		Worthington Industries	14,355

			805,497

		Mining: 1.3%
22,400	@	Century Aluminum Co.	1,262,016
3,760	@	USEC, Inc.	86,856

			1,348,872

		Miscellaneous Manufacturing: 4.1%
380		Aptargroup, Inc.	14,273
11,650		Clarcor, Inc.	389,343
143,021	@	Griffon Corp.	3,338,110
550		Lancaster Colony Corp.	24,096
9,375		Matthews International Corp. - Class A	414,469

			4,180,291

		Office/ Business Equipment: 0.1%
6,000		IKON Office Solutions, Inc.	87,420

			87,420

		Oil & Gas: 8.4%
49,550	@	Bill Barrett Corp.	1,872,495
12,230		Crosstex Energy, Inc.	366,533
69,200	@	Denbury Resources, Inc.	2,509,192
450	@	Encore Acquisition Co.	12,398
200	@	Giant Industries, Inc.	15,404
400	@	Harvest Natural Resources, Inc.	3,788
280	@	Houston Exploration Co.	16,811
2,000	@,I	PetroHawk Energy Corp.	32,600
24,350		Range Resources Corp.	943,319
2,100	@	Rosetta Resources, Inc.	51,219
1,400	@	Swift Energy Co.	60,242
203,600	@	Warren Resources, Inc.	2,693,628
1,400	@	Whiting Petroleum Corp.	62,090

			8,639,719

		Oil & Gas Services: 2.4%
98,400	@,@@	Acergy SA ADR	2,213,016
1,100	@	Hanover Compressor Co.	27,500
1,400	@	Hornbeck Offshore Services, Inc.	55,874
200	@	Lone Star Technologies	13,476
1,180	@	Oil States International, Inc.	45,937
1,240	@	Trico Marine Services, Inc.	52,216
1,350	@	Union Drilling, Inc.	20,588
250	@	Universal Compression Holdings, Inc.	18,578

			2,447,185

		Pharmaceuticals: 0.0%
550	@	NBTY, Inc.	28,892

			28,892

		Real Estate: 0.0%
600	@	Avatar Holdings, Inc.	49,518

			49,518

		Real Estate Investment Trusts: 7.1%
139,550		Alesco Financial, Inc.	1,389,918
30		Alexandria Real Estate Equities, Inc.	3,156
350		American Home Mortgage Investment Corp.	7,644
147,850		Anthracite Capital, Inc.	1,808,206
6,550		Ashford Hospitality Trust, Inc.	81,286
550		BioMed Realty Trust, Inc.	15,433
4,050		Deerfield Triarc Capital Corp.	65,610
940		DiamondRock Hospitality Co.	19,684
6,195		Entertainment Properties Trust	365,815
360		First Industrial Realty Trust, Inc.	16,056
960		Franklin Street Properties Corp.	18,432
2,600		Hersha Hospitality Trust	31,564
65,600		HomeBanc Corp.	133,824
370		LaSalle Hotel Properties	17,612
650		Lexington Corporate Properties Trust	13,520
5,860		Luminent Mortgage Capital, Inc.	53,326
580		National Retail Properties, Inc.	14,065
149,100		New York Mortgage Trust, Inc.	299,691
3,250		Newcastle Investment Corp.	96,395
1,190		Northstar Realty Finance Corp.	17,148
370		Pennsylvania Real Estate Investment Trust	17,586
50		Post Properties, Inc.	2,651
90,000		RAIT Investment Trust	2,651,400
490		Realty Income Corp.	13,436
290		Redwood Trust, Inc.	15,541
550		Senior Housing Properties Trust	12,925
5,050		Spirit Finance Corp.	72,518
450		Sunstone Hotel Investors, Inc.	13,280
1,100		Winston Hotels, Inc.	16,401

			7,284,123

		Retail: 5.6%
1,580		Asbury Automotive Group, Inc.	43,102
530	@	Big Lots, Inc.	16,695
23,280		Bob Evans Farms, Inc.	900,936
128,190		Casey’s General Stores, Inc.	3,462,384
4,300	@	Charming Shoppes, Inc.	53,578
91,716	@	Golfsmith International Holdings, Inc.	639,261
350		Group 1 Automotive, Inc.	14,770
3,750	@	Insight Enterprises, Inc.	83,100
200	@	Jack in the Box, Inc.	15,294

See Accompanying Notes to Financial Statements

114

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Retail (continued)
370		Longs Drug Stores Corp.	$21,194
2,490	@	O’Charleys, Inc.	56,249
430	@	Payless Shoesource, Inc.	15,360
370		Regis Corp.	14,752
1,360		Sonic Automotive, Inc.	42,337
1,210	@	West Marine, Inc.	18,017
9,295		World Fuel Services Corp.	380,258
450	@	Zale Corp.	12,087

			5,789,374

		Savings & Loans: 2.0%
1,000		Downey Financial Corp.	72,790
3,750		First Niagara Financial Group, Inc.	51,450
900		First Place Financial Corp.	18,819
1,430	@	FirstFed Financial Corp.	92,192
107,600	@	Franklin Bank Corp.	1,774,324
300		MAF Bancorp., Inc.	16,164
1,300		Partners Trust Financial Group, Inc.	14,131
670		Provident Financial Services, Inc.	11,256
1,780		United Community Financial Corp.	18,832

			2,069,958

		Semiconductors: 1.3%
4,950	@	Brooks Automation, Inc.	87,566
7,850	@	Entegris, Inc.	90,275
1,400	@	Exar Corp.	19,026
98,600	@	Mattson Technology, Inc.	972,196
2,900	@	MKS Instruments, Inc.	79,025
3,650	@	Photronics, Inc.	53,655

			1,301,743

		Software: 0.4%
510	@	Avid Technology, Inc.	17,391
11,975		Inter-Tel, Inc.	313,146
1,110	@	Sybase, Inc.	26,707
1,680	@	SYNNEX Corp.	34,406

			391,650

		Telecommunications: 4.7%
3,500	@	3Com Corp.	16,380
144,700	@	Aeroflex, Inc.	2,046,058
5,650	@	Andrew Corp.	74,750
1,060		Black Box Corp.	38,616
3,020	@	Cincinnati Bell, Inc.	17,607
46,250	@	CommScope, Inc.	2,531,263
3,650		IDT Corp.	45,406
2,700	@	Premier Global Services, Inc.	34,209
1,130	@	USA Mobility, Inc.	26,001
2,000	@	Utstarcom, Inc.	14,420

			4,844,710

		Toys/ Games/ Hobbies: 0.1%
2,900	@	Jakks Pacific, Inc.	76,183

			76,183

		Transportation: 3.3%
570		Arkansas Best Corp.	23,535
1,400	@	Bristow Group, Inc.	68,964
780	@	Gulfmark Offshore, Inc.	39,179
8,060		Landstar System, Inc.	392,200
149,725	@	Marten Transport Ltd.	2,898,676
450	@	Saia, Inc.	12,866

			3,435,420

		Total Common Stock (Cost $85,070,906)	96,989,840

EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
2,000		iShares Russell 2000 Value Index Fund	168,560

		Total Exchange-Traded Funds (Cost $164,839)	168,560

		Total Long-Term Investments (Cost $85,235,745)	97,158,400

Principal Amount			Value

SHORT-TERM INVESTMENTS: 5.4%
		U.S. Government Agency Obligations: 5.4%
$5,605,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	$5,604,245

		Total Short-Term Investments (Cost $5,604,245)	5,604,245

Total Investments in Securities (Cost $90,839,990)*	99.8%	$102,762,645
Other Assets and Liabilities-Net	0.2	218,660

Net Assets	100.0%	$102,981,305

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
W	When-issued or delayed delivery security
I	Illiquid security
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $90,881,357.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,717,966
Gross Unrealized Depreciation	(2,836,678)

Net Unrealized Appreciation	$11,881,288

See Accompanying Notes to Financial Statements

115

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 71.0%
		Auto Parts & Equipment: 0.5%
20,800	@@	Magna International, Inc.	$1,854,320

			1,854,320

		Chemicals: 0.8%
24,600		Aceto Corp.	216,972
75,100	@,L	Mosaic Co.	2,638,263

			2,855,235

		Coal: 1.4%
92,600		Peabody Energy Corp.	5,004,104

			5,004,104

		Commercial Services: 1.5%
101,800	@@	Toppan Printing Co., Ltd. ADR	5,365,155

			5,365,155

		Cosmetics/ Personal Care: 2.0%
25,700	@@	Kao Corp. ADR	7,109,879

			7,109,879

		Distribution/ Wholesale: 2.5%
42,300	L	CDW Corp.	3,601,422
143,700	@	Tech Data Corp.	5,296,782

			8,898,204

		Diversified Financial Services: 2.9%
525,600	@@,L	Acom Co., Ltd. ADR	5,112,984
297,100	@@,L	Promise Co., Ltd. ADR	5,158,369

			10,271,353

		Electric: 6.1%
18,700		Alliant Energy Corp.	807,840
15,000		Ameren Corp.	796,050
19,100		American Electric Power Co., Inc.	909,733
187,000	@@,L	Centrais Eletricas Brasileiras SA ADR	2,446,128
88,400	L	DTE Energy Co.	4,674,592
169,500		Idacorp, Inc.	5,629,095
6,300	@@	Korea Electric Power Corp. ADR	137,592
162,000	@,L,X	Mirant Corp.	—
61,600		PNM Resources, Inc.	1,817,816
1,100		Progress Energy, Inc.	55,099
160,500		Puget Energy, Inc.	4,046,205

			21,320,150

		Electronics: 2.9%
184,900	@@,#	Samsung SDI Co., Ltd. GDR	2,713,260
1,080,480	@	Sanmina-SCI Corp.	3,857,314
1,081,072	@	Solectron Corp.	3,675,645

			10,246,219

		Engineering & Construction: 0.8%
69,700	@	Shaw Group, Inc.	2,820,062

			2,820,062

		Environmental Control: 1.5%
388,000	@,L	Allied Waste Industries, Inc.	5,222,480

			5,222,480

		Food: 7.9%
217,440		Del Monte Foods Co.	2,620,152
27,200		Kroger Co.	824,704
53,800		Sara Lee Corp.	963,020
372,150	@,L	Smithfield Foods, Inc.	11,960,901
85,964		Supervalu, Inc.	4,095,325
317,700		Tyson Foods, Inc.	7,081,533

			27,545,635

		Forest Products & Paper: 4.4%
420,900	L	Bowater, Inc.	8,750,511
61,300	@	Buckeye Technologies, Inc.	871,686
326,200	@,@@,L	Domtar Corp.	3,555,580
21,850		Louisiana-Pacific Corp.	447,925
129,200		Wausau Paper Corp.	1,768,748

			15,394,450

		Healthcare — Services: 0.4%
50,200	@,L	Apria Healthcare Group, Inc.	1,453,792

			1,453,792

		Home Builders: 0.6%
219,600		Levitt Corp.	2,053,260

			2,053,260

		Household Products/ Wares: 1.1%
139,370		American Greetings Corp.	3,652,888

			3,652,888

		Insurance: 0.4%
4,200		AON Corp.	180,264
105,107	@	PMA Capital Corp.	1,118,338

			1,298,602

		Leisure Time: 0.8%
586,900	@@,L	Sega Sammy Holding ADR	2,698,038

			2,698,038

		Machinery — Diversified: 4.9%
158,700	@,L	AGCO Corp.	6,868,536
2,700		Alamo Group, Inc.	68,553
158,716		Briggs & Stratton Corp.	5,150,334
36,000	L	Lindsay Manufacturing Co.	1,236,600
142,629	@	Tecumseh Products Co.	2,202,192
102,700	@,L	Tecumseh Products Co.	1,640,119

			17,166,334

		Media: 0.6%
66,900	@	Scholastic Corp.	2,125,413

			2,125,413

		Mining: 19.1%
65,100	@@,L	Alumina Ltd. ADR	1,676,976
288,350	@@	Anglogold Ashanti Ltd. ADR	12,029,962
494,300	@,L	Apex Silver Mines Ltd.	10,133,150
12,200	@,@@	Banro Corp.	126,148
77,495	@@	Barrick Gold Corp.	2,257,429
595,500	@,@@	Crystallex International Corp.	2,739,300
79,600	@,@@,L	Eldorado Gold Corp.	453,720
392,500	@@	Gold Fields Ltd. ADR	6,798,100
262,800	@	Gold Reserve, Inc.	1,427,004
215,500	@,@@,L	Ivanhoe Mines Ltd.	3,060,100
505,955	@,@@,L	Kinross Gold Corp.	6,749,440
220,100	@,@@,L	Lihir Gold Ltd. ADR	5,797,434
194,900	@@	Newcrest Mining Ltd. ADR	3,548,798
178,800		Newmont Mining Corp.	7,273,584
111,900	@,@@,L	Novagold Resources, Inc.	1,754,592
660,300	@,@@	Orezone Resources, Inc.	1,076,289

			66,902,026

		Oil & Gas: 1.1%
63,200	@@	Nexen, Inc.	1,896,000
144,200	@,L	Warren Resources, Inc.	1,907,766

			3,803,766

See Accompanying Notes to Financial Statements

116

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Oil & Gas Services: 1.7%
119,500		BJ Services Co.	$3,504,935
29,400	@@	Technip SA ADR	2,273,796

			5,778,731

		Telecommunications: 2.4%
363,000	@@	Chunghwa Telecom Co., Ltd. ADR	6,831,660
62,300	@@	KT Corp. ADR	1,498,315

			8,329,975

		Transportation: 2.4%
83,600		CSX Corp.	3,798,784
34,100		Genco Shipping & Trading Ltd.	1,297,846
90,400	@@	Stolt-Nielsen SA ADR	2,772,568
5,700		Union Pacific Corp.	687,876

			8,557,074

		Water: 0.3%
27,900	@@,L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,126,044

			1,126,044

		Total Common Stock (Cost $217,197,923)	248,853,189

Principal Amount			Value

CONVERTIBLE BONDS: 10.9%
		Aerospace/ Defense: 1.3%
$3,820,000	C	EDO Corp., 4.000%, due 11/15/25	$4,450,300

			4,450,300

		Airlines: 0.6%
2,111,000	C	JetBlue Airways Corp., 3.500%, due 07/15/33	2,045,031

			2,045,031

		Coal: 0.6%
1,974,000	C	Peabody Energy Corp., 4.750%, due 12/15/66	2,210,880

			2,210,880

		Computers: 0.5%
2,210,000	C	Hutchinson Technology, Inc., 3.250%, due 01/15/26	1,872,975

			1,872,975

		Electrical Components & Equipment: 0.8%
2,639,100	C	GrafTech International Ltd., 1.625%, due 01/15/24	2,804,044

			2,804,044

		Electronics: 0.0%
172,000	C	FEI Co., 5.500%, due 08/15/08	171,570

			171,570

		Environmental Control: 0.3%
1,141,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	1,102,491

			1,102,491

		Healthcare — Services: 0.6%
2,042,000	C	Apria Healthcare Group, 3.375%, due 09/01/33	2,159,415

			2,159,415

		Machinery — Diversified: 1.2%
4,131,000	+,C	Albany International Corp., 2.250%, (step rate 3.250%) due 03/15/26	4,229,111

			4,229,111

		Mining: 0.4%
379,000	@@,C, L	Apex Silver Mines Ltd., 2.875%, due 03/15/24	369,051
862,000	C	Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	771,490
390,000	@@,C	Gold Reserve, Inc., 5.500%, due 06/15/22	399,750

			1,540,291

		Oil & Gas: 2.1%
7,236,000	L	Nabors Industries, Inc., 0.940%, due 05/15/11	7,190,775

			7,190,775

		Semiconductors: 2.3%
845,000		Credence Systems Corp., 1.500%, due 05/15/08	793,244
7,150,000	C	International Rectifier Corp., 4.250%, due 07/15/07	7,150,000

			7,943,244

		Telecommunications: 0.2%
758,000	C	Adaptec, Inc., 0.750%, due 12/22/23	702,098

			702,098

		Total Convertible Bonds (Cost $36,171,844)	38,422,225

		Total Long-Term Investments (Cost $253,369,767)	287,275,414

SHORT-TERM INVESTMENTS: 32.9%
		U.S. Government Agency Obligations: 24.7%
86,630,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	86,618,329

		Total U.S. Government Agency Obligations (Cost $86,618,329)	86,618,329

		Securities Lending CollateralCC: 8.2%
28,643,000		The Bank of New York Institutional Cash Reserves Fund	28,643,000

		Total Securities Lending Collateral (Cost $28,643,000)	28,643,000

		Total Short-Term Investments (Cost $115,261,329)	115,261,329

Total Investments in Securities (Cost $368,631,096)*	114.8%	$402,536,743
Other Assets and Liabilities-Net	(14.8)	(52,025,373)

Net Assets	100.0%	$350,511,370

See Accompanying Notes to Financial Statements

117

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
+	Step-up basis bond. Interest rates shown reflect current and next coupon rates
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $368,678,689.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$42,615,752
Gross Unrealized Depreciation	(8,757,698)

Net Unrealized Appreciation	$33,858,054

See Accompanying Notes to Financial Statements

118

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING Real Estate Fund
Class A	NII	$0.1586
Class B	NII	$0.0180
Class C	NII	$0.0161
Class I	NII	$0.2070
Class O	NII	$0.1667
Class Q	NII	$0.1388
All Classes except Q	STCG	$0.0789
All Classes except Q	LTCG	$1.4600
Class Q	STCG	$0.0036
Class Q	LTCG	$0.0478
ING Fundamental Research Fund
Class A	NII	$0.1437
Class B	NII	$0.1197
Class C	NII	$0.1162
Class I	NII	$0.1810
All Classes	STCG	$0.1500
All Classes	LTCG	$0.0051
ING MidCap Opportunities Fund
All Classes	LTCG	$0.0936
ING Opportunistic LargeCap Fund
Class A	NII	$0.0689
Class B	NII	$0.0514
Class C	NII	$0.0918
Class I	NII	$—
ING Financial Services Fund
Class A	NII	$0.2576
Class B	NII	$—
Class C	NII	$0.1564
Class O	NII	$0.2805
All Classes	STCG	$0.2284
All Classes	LTCG	$2.1206
ING LargeCap Value Fund
Class A	NII	$0.0615
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0813
All Classes	STCG	$0.1427
All Classes	LTCG	$0.4057
ING MagnaCap Fund
Class A	NII	$0.1474
Class B	NII	$0.0546
Class C	NII	$0.0540
Class I	NII	$0.1825
Class M	NII	$0.0781
ING SmallCap Value Choice Fund
Class A	NII	$0.0182
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0324
All Classes	STCG	$0.2219
All Classes	LTCG	$0.0742
ING Value Choice Fund
Class A	NII	$0.0934
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0429
All Classes	STCG	$0.3974
All Classes	LTCG	$0.1899

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Fundamental Research Fund	48.09%
ING Opportunistic LargeCap Fund	97.70%
ING Financial Services Fund	97.28%
ING LargeCap Value Fund	75.28%
ING MagnaCap Fund	100.00%
ING SmallCap Value Choice Fund	9.58%
ING Value Choice Fund	13.20%

For the year ended May 31, 2007, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Fundamental Research Fund	45.99%
ING Opportunistic LargeCap Fund	97.74%
ING Financial Services Fund	96.98%
ING LargeCap Value Fund	75.97%
ING MagnaCap Fund	100.00%
ING SmallCap Value Choice Fund	10.75%
ING Value Choice Fund	20.97%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Fundamental Research Fund	1.14%
ING Opportunistic LargeCap Fund	4.77%
ING Financial Services Fund	4.05%
ING LargeCap Value Fund	4.62%
ING MagnaCap Fund	4.15%
ING SmallCap Value Choice Fund	17.53%
ING Value Choice Fund	38.54%

119

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Internal Revenue Code Section 871(k)(2), the Funds designate the following percentages of net investment income distributions as short-term capital gain dividends:

ING Fundamental Research Fund	100.00%
ING Opportunistic LargeCap Fund	100.00%
ING Financial Services Fund	100.00%
ING LargeCap Value Fund	100.00%
ING SmallCap Value Choice Fund	100.00%
ING Value Choice Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

120

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trusts are managed under the direction of the Board. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trusts are listed below. The Statement of Additional Information includes additional information about trustees of the Trusts and is available, without charge, upon request at (800) 992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trusts	Time Served(1)	Years

Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 — Present	Consultant (July 2007 — Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

Patricia W. Chadwick(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).

R. Barbara Gitenstein(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	February 2002 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Sheryl K. Pressler(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 — Present	Consultant (May 2001 — Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 — Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	173	None
Patricia W. Chadwick(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	173	Wisconsin Energy (June 2006 — Present).
J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	173	Midamerica Financial Corporation (December 2002 — Present).
R. Barbara Gitenstein(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	173	None
Patrick W. Kenny(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	173	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).
Sheryl K. Pressler(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	173	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	173	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).
Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	173	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

121

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trusts	Time Served(1)	Years

Trustee who is an “Interested Person”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 — Present	Retired.

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Trustee who is an “Interested Person”:
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	173	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — December 2005); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Compliance member. The functions of the Valuation, Proxy and Brokerage Committee were combined with those of the Compliance Committee, effective May 10, 2007.

(4)	Audit Committee member.

(5)	Mr. Turner is deemed an “interested person,” of the Funds as defined under the 1940 Act, because of his relationship with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

122

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trusts	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 57	Executive Vice President	July 1996 — Present for IIF February 2002 — Present for IET	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

123

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trusts	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC(2) (December 2006 — Present); and ING Funds Services, LLC (3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	November 1997 — Present for IIF November 1999 — Present for IET	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	May 1998 — Present for IIF February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

124

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trusts	Time Served(1)	during the Past Five Years

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC (3) for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

125

SHAREHOLDER MEETING INFORMATION

January 4th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING Disciplined LargeCap Fund and ING Fundamental Research Fund, providing for the reorganization of ING Disciplined LargeCap Fund with and into ING Fundamental Research Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Discplined LargeCap Fund	1	1,005,958	45,567	39,847	—	1,091,372

*	The Shareholder Meeting for ING Disciplined LargeCap Fund was adjourned to February 16, 2007.

January 19th Special Adjournment Shareholder Meeting*

1	To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

2	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Opportunities Fund	1	3,114,419	98,521	100,908	—	3,313,848
ING SmallCap Opportunities Fund	2	2,911,171	280,470	122,207	—	3,313,848

*	The ING SmallCap Opportunities Fund was unable to obtain sufficient shareholder votes to establish quorum needed to consider and approve the proposed merger. At the January 19th, Unified Board meeting, the Unified Board approved rescinding the merger of ING SmallCap Opportunities Fund into ING Small Company Fund. Both Funds will remain in the product line-up.

February 16th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING Disciplined LargeCap Fund and ING Fundamental Research Fund, providing for the reorganization of ING Disciplined LargeCap Fund with and into ING Fundamental Research Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Discplined LargeCap Fund	1	1,694,718	65,345	82,657	—	1,842,720

126

April 26th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING MidCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING MidCap Value Fund with and into ING Value Choice Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING MidCap Value Fund	1	3,113,109	88,737	236,350	—	3,438,196

*	The Shareholder Meeting for ING MidCap Value Fund was adjourned to May 11, 2007.

April 26th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING SmallCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING SmallCap Value Fund with and into ING Value Choice Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Value Fund	1	1,804,235	84,966	87,004	—	1,976,205

*	The Shareholder Meeting for ING SmallCap Value Fund was adjourned to May 11, 2007.

May 11th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING MidCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING MidCap Value Fund with and into ING Value Choice Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING MidCap Value Fund	1	3,728,062	120,185	322,104	—	4,170,351

May 11th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING SmallCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING SmallCap Value Fund with and into ING Value Choice Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Value Fund	1	2,247,604	99,456	164,023	—	2,511,083

127

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING MagnaCap Fund ING SmallCap Value Choice Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEABCIMOQ (0507-072707)

Funds

Annual Report

May 31, 2007

Classes A, B, C and Q

Equity Index Funds

■	ING Index Plus LargeCap Equity Fund (formerly, ING Principal Protection Fund)

■	ING Index Plus LargeCap Equity Fund II (formerly, ING Principal Protection Fund II)

Principal Protection Funds

■	ING Principal Protection Fund III

■	ING Principal Protection Fund IV

■	ING Principal Protection Fund V

■	ING Principal Protection Fund VI

■	ING Principal Protection Fund VII

■	ING Principal Protection Fund VIII

■	ING Principal Protection Fund IX

■	ING Principal Protection Fund X

■	ING Principal Protection Fund XI

■	ING Principal Protection Fund XII

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

[PHOTO]Shaun P. Mathews

Dear Shareholder,

We are only half way through the year and investors have witnessed some remarkable events. We have seen market downturns following February’s single-day freefall in Chinese stocks and, here at home, there were similar repercussions after a drop in the U.S. sub-prime mortgage industry.

But there have also been many positive developments as well. Earnings and growth continue in the U.S. equities markets. At this writing, the Federal Reserve Board remains on hold with regard to additional interest rate increases. We have also witnessed several record-setting trading days in the markets.

So, what do we make of these contrasting signals? When friends and colleagues in the industry voice concerns about these seemingly divergent signposts, I remind them that such ongoing events are fairly normal and that they underscore the importance of a well-diversified investment strategy. Studies have shown that a portfolio allocated across a diverse group of asset classes and investment sectors can help provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing our clients with a diverse and comprehensive line-up of innovative investment products — both domestically and globally, all designed as potential solutions to your investment needs, whatever your investing goals.

Sincerely,

Shaun P. Mathews

President

ING Funds

June 15, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2007

In our semi-annual report, we described resilient stock markets in the face of a sudden loss of risk appetite and record oil prices. In the second half of our fiscal year, a number of shocks and corrections also struck. But again, by the time it was over, markets had mostly taken the upsets in stride. Global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World Index”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), gained 12.1% for the six months ended May 31, 2007 and a handsome 23.3% for the year ended May 31, 2007. In currencies, the U.S. dollar’s early strides were ultimately retraced on expectations that that European interest rates were on the way up while those in the U.S. were not. This sent the euro to a new all time closing high against the U.S. dollar on April 18, 2007 and the pound to its highest level in over 25 years. The yen, however, was buffeted by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. For the six months ended May 31, 2007, the dollar fell 1.6% against the euro, 0.7% against the pound but gained 5.1% on the yen.

U.S. markets entered the second half of our fiscal year against a backdrop of a stable federal funds rate since June 2006 and a slowing economy dragged by a slumping housing market. By the end of December 2006, this was showing some signs of bottoming out, with unexpectedly good new and existing housing sales figures reported in the last few days of 2006, along with rebounding consumer confidence. Early reports in 2007 sustained this view and estimated fourth quarter 2006 gross domestic product (“GDP”) growth was an impressive 3.5%.

But from February 2007, it soon became apparent that the improvement in housing figures had only reflected the mild weather of early winter. New starts, sales and prices were now falling. GDP growth was sharply revised down to 2.5%. To make matters worse the country’s largest sub-prime mortgage lenders were reporting major losses.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally.

The housing gloom continued into the second quarter. Foreclosures in April 2007 were 62% higher than one year earlier. Any respite in new home sales was attributed to price discounts and incentives. Existing home prices were reported as falling in the first quarter of 2007 year over year for the first time since 1991. Homebuilder confidence was eroding fast. The effect on GDP was clear. Growth in the latest quarter was reported at below 1%, the lowest since 2003.

Yet the feeling persisted that while the sub-prime debacle was more serious than at first thought and its effect more pervasive, the chance of it tripping the economy into recession was remote. Other measures of activity held up rather well. The consumer was still spending. Unemployment remained light at 4.5%. Purchasing managers’ indices for both manufacturing and service industries surprised on the upside. A rebound seemed not far away.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the second half of our fiscal year. Short Treasury yields fell and longer yields rose particularly in the last few months, surely reflecting the confidence-shaking events of February 2007, as well as the Federal Open Market Committee’s (“FOMC”) somewhat curious removal of its tightening bias on March 21, 2007, while still citing inflation as the predominant concern.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, stood up well to sub-prime mortgage lending issues and rose 10.3% for the second six months ended May 31, 2007 and finally on May 30, 2007 breaching its record set in March 2000. This was despite a 3.5% fall in reaction to events in China. Investors might have been depressed in anticipation of the first quarter in fifteen with less than double-digit year-over-year percentage profits growth for companies that make up the index. But, the average earnings growth rate that was emerging as our year ended was more than double what had been feared. Sentiment was also boosted by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity.

Internationally, the MSCI Japan® Index rose 11.35% for the six months ended May 31, 2007, amid the usual contradictory mix of economic statistics. GDP growth held up well after the fastest quarterly expansion in three years. Unemployment remained at a nine-year low. But consumer prices and wages started falling again, forcing the Bank of Japan, which raised interest rates in February 2007 to a still wafer-thin 0.5%, to leave them there, keeping the carry trade in business. For the year ended May 31, 2007, the MSCI Japan®

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2007

Index returned 15.56%. Europe ex UK® Index surged 17.2% in the second half on the basis of high consumer and business confidence, the lowest Eurozone unemployment since records began, benign inflation just below 2% and continuing merger and acquisition activity. This was despite two interest rate increases, higher German value-added-tax (“VAT”) and a strong euro. For the year ended May 31, 2007, the MSCI Europe ex UK® Index returned 31.0%. In the UK, a housing boom and robust service sector raised year over year GDP growth to 3.0% or close to it. The Bank of England raised rates twice to 5.5%, the highest in six years. But non-financial companies were making record profits. By the end of the fiscal year, retail sales were buoyant and consumer confidence was high. Again encouraged by mergers and acquisitions, the MSCI UK® Index responded with an 11.6% advance for the six months ended May 31, 2007 and for the year ended May 31, 2007 returned 20.2%.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5)   The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INDEX PLUS LARGECAP EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus LargeCap Equity Fund(1) (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.76% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index (“LB 1-3 Gov Index”), which returned 22.79% and 4.98%, respectively, for the same period.

Portfolio Specifics: Previously, under the Principal Protection Funds’ strategy, the Fund’s performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The Fund’s fixed-income component underperformed the LB 1-3 Gov Index mainly due to its shorter duration positioning. The Fund underperformed as longer duration issues outperformed shorter duration issues over the period. While the Fund invests in a mix of U.S. Treasury and U.S. agency strips, agencies outperformed Treasuries which helped performance over the period. The Fund’s equity component outperformed the S&P 500® Index. On an individual security basis, stock selection in energy and information technology produced positive results. However, an overweight position in energy served to dampen returns.

During the Index Plus LargeCap Equity period, market recognition factors in our quantitative model struggled, while quality factors were flat and valuation factors worked well. Long-term price momentum, analyst estimate revisions and earnings momentum were the worst performers, while forward price to earnings and price to sales were amongst the best-performing factors.

Sector positions that detracted from performance included underweight positions in telecommunication services, utilities and an overweight position in financials. These losses were partially offset by an overweight in energy. Security selection detracted from performance in information technology, consumer staples and utilities. These losses were partially offset by security selection in consumer discretionary and industrials.

Overweight positions in Motorola Inc., Moody’s Corp. and Micron Technology Inc. acted as a drag. In contrast, top contributors to the Fund came from positions in energy and included Marathon Oil Corp., ExxonMobil Corp. and Chevron Corp.

Current Strategy and Outlook: Our research builds structures funds of stock with fundamental characteristics that we believe will translate into performance advantage over the benchmark. Our analysis positions the Fund to capitalize on high quality companies with superior business momentum, earning and attractive valuations.

The Fund is currently overweight in energy, consumer discretionary and information technology and underweight consumer staples and healthcare.

(1)

Effective October 12, 2006, the Fund changed its name from “ING Principal Protection Fund” to “ING Index Plus LargeCap Equity Fund.” Prior to October 12, 2006, the Fund had a different investment objective and different principal investment strategies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of May 31, 2007

(as a percent of net assets)

ExxonMobil Corp.	4.6%
Citigroup, Inc.	2.7%
Chevron Corp.	2.4%
Bank of America Corp.	2.4%
International Business Machines Corp.	2.4%
JP Morgan Chase & Co.	2.1%
Pfizer, Inc.	2.0%
Cisco Systems, Inc.	1.8%
Procter & Gamble Co.	1.8%
General Electric Co.	1.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP EQUITY FUND

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	5 Year	Since Inception of Guarantee Period October 12, 2001
Including Sales Charge:
Class A(1)	10.03%	3.78%	3.11%
Class B(2)	10.86%	3.72%	3.42%
Class C(3)	15.19%	4.22%	3.43%
Class Q	16.83%	5.07%	4.28%
Excluding Sales Charge:
Class A	16.76%	5.01%	4.20%
Class B	15.86%	4.23%	3.42%
Class C	15.94%	4.22%	3.43%
Class Q	16.83%	5.07%	4.28%
S&P 500® Index(4)	22.79%	9.45%	8.95	%(6)
LB 1-3 Gov Index(5)	4.98%	2.99%	3.07	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return.

Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective October 12, 2006, the maximum Class A sales charge has been lowered to 3.00%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Effective March 5, 2007, the Class C deferred sales charge has been lowered to 0.75%.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from October 1, 2001.

ING INDEX PLUS LARGECAP EQUITY FUND II	PORTFOLIO MANAGERS’ REPORT

ING Index Plus LargeCap Equity Fund II(1) (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.93% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index (“LB 1-3 Gov Index”), which returned 22.79% and 4.98%, respectively, for the same period.

Portfolio Specifics: Previously, under the Principal Protection Funds’ strategy, the Fund’s performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The Fund’s fixed-income component underperformed the LB 1-3 Gov Index mainly due to its shorter duration positioning. The Fund underperformed as longer duration issues outperformed shorter duration issues over the period. While the Fund invests in a mix of U.S. Treasury and U.S. agency strips, agencies outperformed Treasuries which helped performance over the period. During the period, the Fund’s equity component outperformed the S&P 500® Index. On an individual security basis, stock selection in energy and information technology produced positive results. Underweight positions in financials and consumer discretionary, combined with stock selection hurt performance.

During the Index Plus LargeCap Equity period, overall the valuation and market recognition factor in our quantitative model struggled during the period, while quality factors were flat. Long-term price momentum, price to book and accruals were the worst performers, while share buybacks worked particularly well in energy.

Sector positions that detracted from performance include an underweight in telecommunications services and an overweight in financials. These losses were partially offset by an overweight in energy. Security selection detracted from performance in consumer staples and financials. These losses were partially offset by security selection in industrials and consumer discretionary.

Overweight position in Moody’s Corp. and underweight positions in Exelon Corp. and ConocoPhillips were the biggest detractors. In contrast, positions in Marathon Oil Corp., Schering-Plough Corp., and Honeywell International benefited returns.

Current Strategy and Outlook: Our research builds structured funds of stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. Our analysis positions the Fund to capitalize on high quality companies with superior business momentum, earning and attractive valuations.

At the end of the period, the Fund was overweight consumer discretionary, energy and information technology and underweight consumer staples and telecommunication services.

(1)

Effective February 1, 2007, the Fund changed its name from “ING Principal Protection Fund” to “ING Index Plus LargeCap Equity Fund II.” Prior to February 1, 2007, the Fund had a different investment objective and different principal investment strategies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of May 31, 2007

(as a percent of net assets)

ExxonMobil Corp.	4.7%
Citigroup, Inc.	2.8%
Chevron Corp.	2.5%
Bank of America Corp.	2.5%
International Business Machines Corp.	2.4%
JP Morgan Chase & Co.	2.1%
Pfizer, Inc.	2.0%
Cisco Systems, Inc.	1.9%
Procter & Gamble Co.	1.9%
General Electric Co.	1.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP EQUITY FUND II

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	5 Year	Since Inception of Guarantee Period February 1, 2002
Including Sales Charge:
Class A(1)	5.50%	2.50%	2.02%
Class B(2)	6.07%	2.40%	2.37%
Class C(3)	10.35%	2.94%	2.37%
Excluding Sales Charge:
Class A	11.93%	3.72%	3.16%
Class B	11.07%	2.94%	2.37%
Class C	11.10%	2.94%	2.37%
S&P 500® Index(4)	22.79%	9.45%	7.77%
LB 1-3 Gov Index(5)	4.98%	2.99%	3.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund II against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return.

Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective February 1, 2007, the maximum Class A sales charge has been lowered to 3.00%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Effective March 5, 2007, the Class C deferred sales charge has been lowered to 0.75%.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

ING PRINCIPAL PROTECTION FUNDS	PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, the Principal Protection Funds (each a “PPF” and collectively the “PPFs”) seek to participate in favorable equity market conditions while preserving at least the principal amount of each PPF Fund, as of the inception of the Guarantee Period. After the five year Guarantee Period, the Index Plus LargeCap period begins. During this Period, the PPFs will seek to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a risk profile consistent with the S&P 500® Index. At the end of the Guarantee Period, the guarantee will no longer apply. Each PPF is managed by the following Portfolio Management Team with ING Investment Management Co. (“ING IM”) the Sub-Adviser:

Asset Allocation*: Paul Zensky serves as strategist for the PPFs and is responsible for overseeing overall PPF strategy and the allocation of PPF Assets between the Equity and Fixed components.

Equity Component**: Omar Aguilar, Ph.D., Portfolio Manager and Vincent Costa, Portfolio Manager, co-manage the Equity Component.

Fixed Component: James B. Kauffmann, Portfolio Manager.

Note: The PPFs are closed to new deposits.

Performance: Listed below are the Class A share total returns of each PPF, excluding sales charges, the S&P 500® Index(1) and the Lehman Brothers 1-3 Year Government Index(2) (“LB 1-3 Gov Index”) for the year ended May 31, 2007:

PPF III(3)	7.46%
PPF IV	11.69%
PPF V	10.05%
PPF VI	9.67%
PPF VII	9.35%
PPF VIII	10.61%
PPF IX	11.48%
PPF X	11.84%
PPF XI	11.33%
PPF XII	10.66%
S&P 500 Index(1)	22.79%
LB 1-3 Gov Index(2)	4.98%

*	Effective April 27, 2007, Mary Ann Fernandez retired as portfolio manager to the Fund. Ms. Fernandez’s duties were assumed by Paul Zensky
**	Effective December 31, 2006, Douglas Coté resigned from ING Investment Management Co.
(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(3)	Effective June 6, 2007, PPF III changed its name from ING Principal Protection Fund III to ING Index Plus Large Cap Equity Fund III

An investor cannot invest directly in an index.

Portfolio Specifics: PPF performance is driven by a combination of returns on the equity portfolio, returns on the bond portfolio, and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds, an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The PPFs’ allocations to equities and fixed income are dependent on these factors and the path they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the PPFs generally buy equities (and sell bonds) when the equity market rises and sell equities (and buys bonds) as the equity market declines. The use of fixed income component reduces the PPFs’ ability to participate as fully in upward moving equity markets.

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUNDS

Principal Protection Funds (“Funds”) III-VIII

The Funds’ performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Funds’ allocation to equities and fixed income depends on these factors and the paths they take over the Guarantee Period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The fixed income allocation reduces the Funds’ ability to fully participate in rising equity markets.

The Funds’ Fixed-Income component outperformed the LB 1-3 Gov. Index. Mainly due to their overweight in agencies. While the Funds’ invest in a mix of U.S. Treasury and U.S. agency strips, agencies outperformed Treasuries which helped performance over the period.

During the period, the Funds’ Equity Component outperformed the S&P 500® Index. On an individual security basis, stock selection in energy, information technology, healthcare and industrials produced positive results. Selection combined with a slight overweight allocation in financials detracted from performance.

Principal Protection Funds (“Funds”) IX and XI-XII

The Funds’ performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Funds’ allocation to equities and fixed income depends on these factors and the paths they take over the Guarantee Period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The fixed income allocation reduces the Funds’ ability to participate fully in rising equity markets.

The Funds’ Fixed-Income component outperformed the LB 1-3 Gov. Index mainly due to the impact of their longer duration. The Funds’ outperformed as shorter-duration issues underperformed longer-duration issues over the period. The Funds’ invest in a mix of U.S. Treasury and U.S. agency strips with an overweighting to agencies. Over the period, agencies outperformed Treasuries which helped performance.

During the period, the Funds’ equity component return outperformed the S&P 500® Index. On an individual security basis, stock selection in energy, information technology, healthcare and industrials produced positive results. Selection, combined with a slight overweight allocation in financials, detracted from performance.

Principal Protection Fund (“Fund”) X

The Fund’s performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income allocation reduces the Fund’s ability to fully participate in rising equity markets.

ING PRINCIPAL PROTECTION FUNDS	PORTFOLIO MANAGERS’ REPORT

The Fund’s Fixed-Income component outperformed the LB 1-3 Gov. Index mainly due to the impact of its longer duration. The Fund outperformed as shorter-duration issues underperformed longer-duration issues over the period. The Fund invests in a mix of U.S. Treasury and U.S. agency strips with an underweighting to agencies. Over the period, agencies outperformed Treasuries which was a drag.

During the period, the Fund’s Equity Component return outperformed the S&P 500® Index. On an individual security basis, stock selection in energy, information technology, healthcare and industrials produced positive results. Selection, combined with a slight overweight allocation in financials, detracted from performance.

Presented below is the asset allocation for each Fund as of May 31, 2007 as presented in the accompanying Portfolio of Investments as a percentage of net assets.

Asset Allocation

as of May 31, 2007

(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities
PPF III	72.6%	29.0%	(1.6)%
PPF IV	49.7%	50.7%	(0.4)%
PPF V	55.3%	45.2%	(0.5)%
PPF VI	55.6%	44.8%	(0.4)%
PPF VII	56.9%	43.4%	(0.3)%
PPF VIII	50.6%	50.0%	(0.6)%
PPF IX	44.6%	55.9%	(0.5)%
PPF X	40.5%	60.0%	(0.5)%
PPF XI	44.4%	55.9%	(0.3)%
PPF XII	47.3%	53.0%	(0.3)%

Outlook and Current Strategy: Recent economic news including employment data, retail sales and housing starts are consistent with our view that the economy is growing at a sufficiently moderate pace. While inflation is still higher than the U.S. Federal Reserve Board (the “Fed”) would like, we continue to believe the Fed will not raise rates as core consumer price index inflation figures indicate a downward trend. We expect this benign economic outlook, along with strong merger and acquisition activity and continued share buyback schemes will provide support to the stock market going forward.

Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph and not on a qualitative evaluation of the bond versus the equity markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND III

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period June 6, 2002
Including Sales Charge:
Class A(1)	1.28%	1.42%
Class B(2)	1.63%	1.29%
Class C(3)	5.69%	1.86%
Excluding Sales Charge:
Class A	7.46%	2.63%
Class B	6.63%	1.86%
Class C	6.69%	1.86%
S&P 500® Index(4)	22.79%	9.45	%(6)
LB 1-3 Gov Index(5)	4.98%	2.99	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund III against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from June 1, 2002.

ING PRINCIPAL PROTECTION FUND IV	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period October 8, 2002
Including Sales Charge:
Class A(1)	5.25%	3.46%
Class B(2)	5.91%	3.44%
Class C(3)	9.92%	4.00%
Class Q	11.84%	4.86%
Excluding Sales Charge:
Class A	11.69%	4.78%
Class B	10.91%	4.01%
Class C	10.92%	4.00%
Class Q	11.84%	4.86%
S&P 500® Index(4)	22.79%	16.56	%(6)
LB 1-3 Gov Index(5)	4.98%	2.48	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund IV against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged Index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from October 1, 2002.

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND V

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period January 23, 2003
Including Sales Charge:
Class A(1)	3.74%	2.59%
Class B(2)	4.14%	2.62%
Class C(3)	8.19%	3.23%
Excluding Sales Charge:
Class A	10.05%	4.00%
Class B	9.14%	3.25%
Class C	9.19%	3.23%
S&P 500® Index(4)	22.79%	16.47	%(6)
LB 1-3 Gov Index(5)	4.98%	2.45	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal protection Fund V against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from February 1, 2003.

ING PRINCIPAL PROTECTION FUND VI	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period April 24, 2003
Including Sales Charge:
Class A(1)	3.37%	2.27%
Class B(2)	3.94%	2.33%
Class C(3)	7.80%	2.96%
Excluding Sales Charge:
Class A	9.67%	3.75%
Class B	8.94%	3.00%
Class C	8.80%	2.96%
S&P 500® Index(4)	22.79%	15.46	%(6)
LB 1-3 Gov Index(5)	4.98%	2.39	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund VI against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents pasts performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in the report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from May 1, 2003.

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND VII

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period June 30, 2003
Including Sales Charge:
Class A(1)	3.08%	1.90%
Class B(2)	3.50%	1.71%
Class C(3)	7.50%	2.65%
Excluding Sales Charge:
Class A	9.35%	3.45%
Class B	8.50%	2.66%
Class C	8.50%	2.65%
S&P 500® Index(4)	22.79%	14.28	%(6)
LB 1-3 Gov Index(5)	4.98%	2.34	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund VII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception return.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from July 1, 2003.

ING PRINCIPAL PROTECTION FUND VIII	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period December 23, 2003
Including Sales Charge:
Class A(1)	4.25%	2.24%
Class B(2)	4.86%	2.16%
Class C(3)	8.82%	3.24%
Excluding Sales Charge:
Class A	10.61%	4.02%
Class B	9.86%	3.25%
Class C	9.82%	3.24%
S&P 500® Index(4)	22.79%	11.83	%(6)
LB 1-3 Gov Index(5)	4.98%	2.52	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund VIII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from January 1, 2004.

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND IX

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period April 22, 2004
Including Sales Charge:
Class A(1)	5.05%	2.86%
Class B(2)	5.65%	2.86%
Class C(3)	9.59%	4.07%
Excluding Sales Charge:
Class A	11.48%	4.84%
Class B	10.65%	4.06%
Class C	10.59%	4.07%
S&P 500® Index(4)	22.79%	13.15	%(6)
LB 1-3 Gov Index(5)	4.98%	2.78	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund IX against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from May 1, 2004.

ING PRINCIPAL PROTECTION FUND X	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period August 17, 2004
Including Sales Charge:
Class A(1)	5.45%	3.49%
Class B(2)	6.06%	3.58%
Class C(3)	10.10%	4.94%
Excluding Sales Charge:
Class A	11.84%	5.71%
Class B	11.06%	4.91%
Class C	11.10%	4.94%
S&P 500® Index(4)	22.79%	14.72	%(6)
LB 1-3 Gov Index(5)	4.98%	2.74	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund X against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from September 1, 2004.

PORTFOLIO MANAGERS’ REPORT	ING PRINCIPAL PROTECTION FUND XI

                                    [CHART]

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period November 18, 2004
Including Sales Charge:
Class A(1)	4.95%	2.13%
Class B(2)	5.40%	2.22%
Class C(3)	9.40%	3.76%
Excluding Sales Charge:
Class A	11.33%	4.55%
Class B	10.40%	3.73%
Class C	10.40%	3.76%
S&P 500® Index(4)	22.79%	13.30	%(6)
LB 1-3 Gov Index(5)	4.98%	3.11	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund XI against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from December 1, 2004.

ING PRINCIPAL PROTECTION FUND XII	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	Since Inception of Guarantee Period February 16, 2005
Including Sales Charge:
Class A(1)	4.27%	1.64%
Class B(2)	4.72%	1.81%
Class C(3)	8.87%	3.54%
Excluding Sales Charge:
Class A	10.66%	4.30%
Class B	9.72%	3.50%
Class C	9.87%	3.54%
S&P 500® Index(4)	22.79%	13.38	%(6)
LB 1-3 Gov Index(5)	4.98%	3.47	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund XII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance date shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)

The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from March 1, 2005.

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS

What is the Investment Strategy During the Guarantee Period?

The Principal Protection Funds (“PPFs”) undertake (“Payment Undertaking”) that on the Guarantee Maturity Date specified in the Prospectuses, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement (“Guaranteed Amount”), provided that all dividends and distributions received from a PPF have been reinvested and no shares have been redeemed. Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.

The PPFs do not implement an “investment strategy” in any conventional sense. Rather, the PPFs’ asset allocation strategy seeks to optimize the exposure of the PPFs to the Equity Component while protecting the PPFs’ assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The PPFs allocate their assets among the following asset classes:

•	During the Guarantee Period, the PPFs’ assets will be allocated between the:

•	Equity Component, consisting primarily of common stocks included in the S&P 500® Index and futures contracts on the S&P 500® Index; and the

•	Fixed Component, consisting primarily of short- to intermediate-duration U.S. government securities.

The PPFs’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that the assets of any Fund would fall below the amount of the Payment Undertaking. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the PPFs.

How Does the Funds’ Asset Allocation work?

The Sub-Adviser to the PPFs uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the PPFs, the then prevailing level of interest rates, equity market volatility, the PPFs’ total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

Equity Component: The PPFs will employ an enhanced index strategy. This means that the PPFs invest at least 80% of the Equity Component’s net assets in stocks included in the S&P 500® Index although the weightings of the stocks will vary somewhat from their respective weightings in the index. The Equity Component may also include up to 20% of its assets in S&P 500® Index futures contracts. During the Guarantee Period, the PPFs may use futures for hedging purposes or to maintain liquidity to meet Shareholders Redemptions and minimize trading costs, but may only use futures on the S&P 500® Index and U.S. Treasury securities.

If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in exchange traded funds (“ETFs”), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the PPFs’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Sub-Adviser will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: The Sub-Adviser looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed-income securities to interest rate changes. Generally, fixed-income securities

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (CONTINUED)

with shorter durations are less sensitive to changes in interest rates. These U.S. government securities include Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by Standard & Poor’s (“S&P”) and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

What Are the Principal Guarantee Period Risks?

Allocation Risk: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the PPFs’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the PPFs would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the PPFs’ assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the PPFs would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the PPFs’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Opportunity Costs: The PPFs may allocate a substantial portion, and under certain circumstances all, of the PPF’s assets to the Fixed Component in order to conserve the PPFs’ assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the PPFs’ assets. If the market value of the Equity Component rises, the percentage of the PFFs’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two components as well as the past performance of the PPFs will affect these allocations. For example, if the PPFs incur early loses, the PPFs may allocate 100% of the PPFs’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the PPFs participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the PPFs, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the PPFs and other factors. The PPFs might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

Worse Case Scenarios for the PPFs’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the PPFs’ net asset value (“NAV”) decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the PPFs’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Sub-Adviser’s skill in determining which securities to overweight, underweight or avoid altogether.

Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the PPFs must distribute substantially all of their net income

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (CONTINUED)

(including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the PPFs may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.

Use of Futures: While the use of futures contracts by the PPFs can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the PPFs as a whole, it adds to the PPFs’ expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

Risks of Using Derivatives: Certain securities in which the PPFs may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the PPFs can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the PPFs’ share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the PPFs’ realizing a lower return than expected on an investment.

Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the PPFs during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the PPFs, may increase the PPFs’ transaction costs.

The asset allocation process and sale of fixed income securities in connection with the transition period may also result in the realization of additional gains to the PPFs and may therefore also increase the tax liability of shareholders. The PPFs will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Funds.

For further information on the PPFs’ investment strategies and principal risks, please refer to your prospectus and Statement of Additional Information.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Index Plus LargeCap Equity Fund	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,097.00	1.64%	$8.57
Class B	1,000.00	1,092.80	2.39	12.47
Class C	1,000.00	1,092.40	2.39	12.47
Class Q	1,000.00	1,097.50	1.63	8.52
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.75	1.64%	$8.25
Class B	1,000.00	1,013.01	2.39	11.99
Class C	1,000.00	1,013.01	2.39	11.99
Class Q	1,000.00	1,016.80	1.63	8.20

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Index Plus LargeCap Equity Fund II	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,082.90	1.60%	$8.31
Class B	1,000.00	1,078.90	2.35	12.18
Class C	1,000.00	1,079.40	2.35	12.18
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.95	1.60%	$8.05
Class B	1,000.00	1,013.21	2.35	11.80
Class C	1,000.00	1,013.21	2.35	11.80
ING Principal Protection Fund III
Actual Fund Return
Class A	$1,000.00	$1,037.10	1.65%	$8.38
Class B	1,000.00	1,033.10	2.40	12.17
Class C	1,000.00	1,032.80	2.40	12.16
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.70	1.65%	$8.30
Class B	1,000.00	1,012.96	2.40	12.04
Class C	1,000.00	1,012.96	2.40	12.04
ING Principal Protection Fund IV
Actual Fund Return
Class A	$1,000.00	$1,054.40	1.63%	$8.35
Class B	1,000.00	1,050.70	2.38	12.17
Class C	1,000.00	1,051.00	2.38	12.17
Class Q	1,000.00	1,055.10	1.60	8.20
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.80	1.63%	$8.20
Class B	1,000.00	1,013.06	2.38	11.94
Class C	1,000.00	1,013.06	2.38	11.94
Class Q	1,000.00	1,016.95	1.60	8.05
ING Principal Protection Fund V
Actual Fund Return
Class A	$1,000.00	$1,047.40	1.64%	$8.37
Class B	1,000.00	1,042.70	2.39	12.17
Class C	1,000.00	1,043.30	2.39	12.18
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.75	1.64%	$8.25
Class B	1,000.00	1,013.01	2.39	11.99
Class C	1,000.00	1,013.01	2.39	11.99

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Principal Protection Fund VI	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,045.70	1.67%	$8.52
Class B	1,000.00	1,041.70	2.42	12.32
Class C	1,000.00	1,041.60	2.42	12.32
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.60	1.67%	$8.40
Class B	1,000.00	1,012.86	2.42	12.14
Class C	1,000.00	1,012.86	2.42	12.14
ING Principal Protection Fund VII
Actual Fund Return
Class A	$1,000.00	$1,043.00	1.75%	$8.91
Class B	1,000.00	1,039.30	2.50	12.71
Class C	1,000.00	1,039.20	2.50	12.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$8.80
Class B	1,000.00	1,012.47	2.50	12.54
Class C	1,000.00	1,012.47	2.50	12.54
ING Principal Protection Fund VIII
Actual Fund Return
Class A	$1,000.00	$1,047.50	1.51%	$7.71
Class B	1,000.00	1,043.40	2.26	11.51
Class C	1,000.00	1,044.20	2.26	11.52
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.51%	$7.59
Class B	1,000.00	1,013.66	2.26	11.35
Class C	1,000.00	1,013.66	2.26	11.35
ING Principal Protection Fund IX
Actual Fund Return
Class A	$1,000.00	$1,050.50	1.56%	$7.98
Class B	1,000.00	1,046.50	2.31	11.79
Class C	1,000.00	1,046.10	2.31	11.78
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.15	1.56%	$7.85
Class B	1,000.00	1,013.41	2.31	11.60
Class C	1,000.00	1,013.41	2.31	11.60

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Principal Protection Fund X	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,050.40	1.54%	$7.87
Class B	1,000.00	1,046.90	2.29	11.69
Class C	1,000.00	1,047.40	2.29	11.69
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.54%	$7.75
Class B	1,000.00	1,013.51	2.29	11.50
Class C	1,000.00	1,013.51	2.29	11.50
ING Principal Protection Fund XI
Actual Fund Return
Class A	$1,000.00	$1,048.50	1.59%	$8.12
Class B	1,000.00	1,043.60	2.34	11.92
Class C	1,000.00	1,043.60	2.34	11.92
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.00	1.59%	$8.00
Class B	1,000.00	1,013.26	2.34	11.75
Class C	1,000.00	1,013.26	2.34	11.75
ING Principal Protection Fund XII
Actual Fund Return
Class A	$1,000.00	$1,043.70	1.75%	$8.92
Class B	1,000.00	1,039.70	2.50	12.71
Class C	1,000.00	1,040.00	2.50	12.72
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.21	1.75%	$8.80
Class B	1,000.00	1,012.47	2.50	12.54
Class C	1,000.00	1,012.47	2.50	12.54

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of ING Index Plus LargeCap Equity Fund (formerly, ING Principal Protection Fund), ING Index Plus LargeCap Equity Fund II (formerly, ING Principal Protection Fund II), and ING Principal Protection Funds III, IV, V, VI, VII, VIII, IX, X, XI, and XII, each a series of ING Equity Trust, as of May 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING Index Plus LargeCap Equity Fund	ING Index Plus LargeCap Equity Fund II	ING Principal Protection Fund III	ING Principal Protection Fund IV
ASSETS:
Investments in securities at value*	$45,005,450	$74,341,993	$142,730,978	$311,909,472
Short-term investments in affiliates at amortized cost	1,100,000	400,000	3,000,000	1,500,000
Short-term investments at amortized cost	196,000	101,000	189,000	167,000
Cash	81	3,541	808	5
Cash collateral for futures	47,600	14,000	—	—
Receivables:
Dividends and interest	96,095	157,057	91,765	309,451
Prepaid expenses	29,720	36,591	953	2,095

Total assets	46,474,946	75,054,182	146,013,504	313,888,023

LIABILITIES:
Payable for investment securities purchased	42,553	72,948	37,690	134,346
Payable for fund shares redeemed	116,072	483,657	1,932,553	788,072
Payable for futures variation margin	850	250	—	—
Payable to affiliates	58,407	94,803	230,614	495,362
Payable for trustee fees	9,946	8,818	6,080	5,449
Other accrued expenses and liabilities	126,173	99,479	164,664	286,373

Total liabilities	354,001	759,955	2,371,601	1,709,602

NET ASSETS	$46,120,945	$74,294,227	$143,641,903	$312,178,421

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$42,328,067	$88,009,681	$146,253,470	$250,327,931
Undistributed net investment income	—	108,616	—	451,902
Accumulated net realized gain (loss) on investments and futures	(5,317,059)	(25,098,003)	(15,655,111)	11,891,108
Net unrealized appreciation on investments and futures	9,109,937	11,273,933	13,043,544	49,507,480

NET ASSETS	$46,120,945	$74,294,227	$143,641,903	$312,178,421

* Cost of investments in securities	$35,922,820	$63,074,781	$129,687,434	$262,401,992

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007 (CONTINUED)

	ING Index Plus LargeCap Equity Fund		ING Index Plus LargeCap Equity Fund II		ING Principal Protection Fund III		ING Principal Protection Fund IV
Class A:
Net assets	$3,878,298		$7,346,330		$10,587,503		$14,452,439
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01		$0.01
Shares outstanding	348,073		714,656		1,058,417		1,286,548
Net asset value and redemption price per share	$11.14		$10.28		$10.00		$11.23
Maximum offering price per share	$11.48	(1)	$10.60	(1)	$10.61	(2)	$11.92	(2)
Class B:
Net assets	$36,000,085		$57,511,423		$124,511,540		$268,885,318
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01		$0.01
Shares outstanding	3,238,608		5,599,050		12,425,100		23,984,453
Net asset value and redemption price per share(3)	$11.12		$10.27		$10.02		$11.21
Maximum offering price per share	$11.12		$10.27		$10.02		$11.21
Class C:
Net assets	$6,183,586		$9,436,474		$8,542,860		$28,474,075
Shares authorized	unlimited		unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01		$0.01
Shares outstanding	552,055		912,485		846,468		2,527,032
Net asset value and redemption price per share(3)	$11.20		$10.34		$10.09		$11.27
Maximum offering price per share	$11.20		$10.34		$10.09		$11.27
Class Q:
Net assets	$58,976		n/a		n/a		$366,589
Shares authorized	unlimited		n/a		n/a		unlimited
Par value	$0.01		n/a		n/a		$0.01
Shares outstanding	5,257		n/a		n/a		32,509
Net asset value and redemption price per share	$11.22		n/a		n/a		$11.28
Maximum offering price per share	$11.22		n/a		n/a		$11.28

(1)	Maximum offering price is 3.00% and is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING Principal Protection Fund V	ING Principal Protection Fund VI	ING Principal Protection Fund VII	ING Principal Protection Fund VIII
ASSETS:
Investments in securities at value*	$230,402,755	$209,988,904	$108,854,645	$67,099,435
Short-term investments**	12,412,229	10,704,388	—	—
Short-term investments in affiliates at amortized cost	1,300,000	500,000	100,000	250,000
Short-term investments at amortized cost	125,000	244,000	234,000	210,000
Cash	103	770	—	84
Receivables:
Dividends and interest	216,218	193,654	94,250	65,579
Prepaid expenses	1,775	1,589	690	429
Reimbursement due from manager	—	—	3,073	—

Total assets	244,458,080	221,633,305	109,286,658	67,625,527

LIABILITIES:
Payable for investment securities purchased	92,401	83,283	39,514	27,963
Payable for fund shares redeemed	721,868	447,465	126,433	229,230
Payable to affiliates	385,257	350,743	172,857	97,277
Payable to custodian due to bank overdraft	—	—	4,253	—
Payable for trustee fees	14,200	12,942	9,359	3,680
Other accrued expenses and liabilities	226,225	204,036	121,022	121,858

Total liabilities	1,439,951	1,098,469	473,438	480,008

NET ASSETS	$243,018,129	$220,534,836	$108,813,220	$67,145,519

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$226,372,665	$205,923,851	$103,133,814	$62,536,465
Undistributed net investment income	516,476	397,981	22,624	201,301
Accumulated net realized gain on investments	4,697,943	4,269,358	1,524,408	1,246,146
Net unrealized appreciation on investments	11,431,045	9,943,646	4,132,374	3,161,607

NET ASSETS	$243,018,129	$220,534,836	$108,813,220	$67,145,519

* Cost of investments in securities	$218,969,516	$200,043,630	$104,722,271	$63,937,828
** Cost of short-term investments	$12,414,423	$10,706,016	$—	$—

Class A:
Net assets	$14,435,560	$10,854,703	$5,663,901	$6,799,147
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,370,469	1,023,932	538,049	636,612
Net asset value and redemption price per share	$10.53	$10.60	$10.53	$10.68
Maximum offering price per share (5.75%)(1)	$11.17	$11.25	$11.17	$11.33
Class B:
Net assets	$214,859,919	$194,463,673	$95,424,589	$53,548,832
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	20,423,368	18,366,881	9,014,878	5,015,034
Net asset value and redemption price per share(2)	$10.52	$10.59	$10.59	$10.68
Maximum offering price per share	$10.52	$10.59	$10.59	$10.68
Class C:
Net assets	$13,722,650	$15,216,460	$7,724,730	$6,797,540
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,297,862	1,428,315	728,974	632,508
Net asset value and redemption price per share(2)	$10.57	$10.65	$10.60	$10.75
Maximum offering price per share	$10.57	$10.65	$10.60	$10.75

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING Principal Protection Fund IX	ING Principal Protection Fund X	ING Principal Protection Fund XI	ING Principal Protection Fund XII
ASSETS:
Investments in securities at value*	$50,771,253	$41,944,093	$27,715,009	$13,417,852
Short-term investments in affiliates at amortized cost	100,000	40,000	79,000	56,000
Short-term investments at amortized cost	324,000	110,000	—	138,000
Cash	597	311	644	1,392
Receivables:
Dividends and interest	53,540	46,981	28,567	13,399
Prepaid expenses	317	265	184	90
Reimbursement due from manager	—	—	—	811

Total assets	51,249,707	42,141,650	27,823,404	13,627,544

LIABILITIES:
Payable for investment securities purchased	22,492	20,063	12,158	5,471
Payable for fund shares redeemed	106,658	110,313	7,912	10,776
Payable to affiliates	74,371	59,836	52,284	19,745
Payable for trustee fees	10,507	2,111	5,611	713
Other accrued expenses and liabilities	104,616	62,270	46,536	24,634

Total liabilities	318,644	254,593	124,501	61,339

NET ASSETS	$50,931,063	$41,887,057	$27,698,903	$13,566,205

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$46,703,716	$38,413,604	$25,638,763	$12,764,218
Undistributed net investment income	147,293	181,242	74,924	38,403
Accumulated net realized gain on investments	1,286,059	465,577	628,234	96,897
Net unrealized appreciation on investments	2,793,995	2,826,634	1,356,982	666,687

NET ASSETS	$50,931,063	$41,887,057	$27,698,903	$13,566,205

* Cost of investments in securities	$47,977,258	$39,117,459	$26,358,027	$12,751,165

Class A:
Net assets	$4,693,909	$6,536,123	$4,435,566	$1,472,342
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	436,216	609,490	412,799	138,643
Net asset value and redemption price per share	$10.76	$10.72	$10.75	$10.62
Maximum offering price per share (5.75%)(1)	$11.42	$11.37	$11.41	$11.27
Class B:
Net assets	$41,294,430	$30,437,540	$19,605,732	$10,097,592
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,845,863	2,847,359	1,834,473	954,957
Net asset value and redemption price per share(2)	$10.74	$10.69	$10.69	$10.57
Maximum offering price per share	$10.74	$10.69	$10.69	$10.57
Class C:
Net assets	$4,942,724	$4,913,394	$3,657,605	$1,996,271
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	457,190	457,542	341,661	188,024
Net asset value and redemption price per share(2)	$10.81	$10.74	$10.71	$10.62
Maximum offering price per share	$10.81	$10.74	$10.71	$10.62

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

	ING Index Plus LargeCap Equity Fund	ING Index Plus LargeCap Equity Fund II	ING Principal Protection Fund III	ING Principal Protection Fund IV
INVESTMENT INCOME:
Dividends	$804,326	$989,166	$722,768	$2,881,306
Interest(1)	2,105,971	6,061,516	5,956,290	6,262,193
Litigation income (see Note 12)	241,820	502,489	—	755,691

Total investment income	3,152,117	7,553,171	6,679,058	9,899,190

EXPENSES:
Investment management fees	596,176	1,277,860	1,303,556	2,669,306
Distribution and service fees:
Class A	17,187	31,381	30,745	42,540
Class B	734,820	1,405,775	1,380,337	2,831,595
Class C	87,586	185,353	126,123	331,392
Class Q	167	—	—	871
Transfer agent fees:
Class A	11,467	15,634	12,602	13,916
Class B	116,756	161,365	141,411	231,639
Class C	15,687	21,937	12,930	27,104
Class Q	105	—	—	171
Administrative service fees	89,181	171,664	162,943	333,660
Shareholder reporting expense	11,640	45,104	20,325	83,212
Registration fees	36,872	12,879	—	401
Professional fees	118,043	73,439	38,507	79,211
Custody and accounting expense	36,500	32,924	37,875	35,645
Trustee fees	2,150	12,800	1,102	7,021
Insurance expense	183,721	476,485	537,718	1,101,088
Miscellaneous expense	21,451	17,371	12,939	23,821
Interest expense	2,700	2,271	—	—

Total expenses	2,082,209	3,944,242	3,819,113	7,812,593
Net waived and reimbursed fees	(130)	(188)	(246)	(390)

Net expenses	2,082,079	3,944,054	3,818,867	7,812,203

Net investment income	1,070,038	3,609,117	2,860,191	2,086,987

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	7,308,582	6,751,561	3,056,853	17,336,115
Futures	186,549	120,962	—	—

Net realized gain on investments and futures	7,495,131	6,872,523	3,056,853	17,336,115

Net change in unrealized appreciation or depreciation on:
Investments	1,787,665	3,075,692	4,509,992	14,864,688
Futures	27,307	6,721	—	—

Net change in unrealized appreciation or depreciation on investments and futures	1,814,972	3,082,413	4,509,992	14,864,688

Net realized and unrealized gain on investments and futures	9,310,103	9,954,936	7,566,845	32,200,803

Increase in net assets resulting from operations	$10,380,141	$13,564,053	$10,427,036	$34,287,790

(1) Affiliated income	$4,980	$6,491	$4,020	$17,676

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

	ING Principal Protection Fund V	ING Principal Protection Fund VI	ING Principal Protection Fund VII	ING Principal Protection Fund VIII
INVESTMENT INCOME:
Dividends	$1,954,885	$1,701,182	$792,926	$569,207
Interest(1)	5,812,707	5,269,701	2,308,342	1,694,077

Total investment income	7,767,592	6,970,883	3,101,268	2,263,284

EXPENSES:
Investment management fees	2,143,967	1,928,998	950,198	482,538
Distribution and service fees:
Class A	46,806	33,568	16,331	20,307
Class B	2,316,071	2,096,312	1,028,409	586,250
Class C	176,658	180,657	94,013	74,807
Transfer agent fees:
Class A	16,867	16,357	6,163	6,438
Class B	208,530	254,294	96,888	46,373
Class C	16,002	21,989	8,997	5,922
Administrative service fees	267,993	241,122	118,774	74,228
Shareholder reporting expense	40,875	64,416	24,663	15,837
Registration fees	301	205	—	—
Professional fees	51,609	54,371	33,713	21,210
Custody and accounting expense	52,055	29,150	34,945	21,608
Trustee fees	11,615	7,213	8,212	4,152
Insurance expense	884,388	795,714	391,957	244,954
Miscellaneous expense	18,513	20,976	10,472	8,686
Interest expense	397	80	—	—

Total expenses	6,252,647	5,745,422	2,823,735	1,613,310
Net recouped (waived and reimbursed) fees	(303)	(249)	96,464	(36)

Net expenses	6,252,344	5,745,173	2,920,199	1,613,274

Net investment income	1,515,248	1,225,710	181,069	650,010

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	8,419,217	6,147,902	2,769,739	1,914,847

Net change in unrealized appreciation or depreciation on investments	13,456,868	12,934,658	6,658,057	4,327,718

Net realized and unrealized gain on investments	21,876,085	19,082,560	9,427,796	6,242,565

Increase in net assets resulting from operations	$23,391,333	$20,308,270	$9,608,865	$6,892,575

(1) Affiliated income	$13,923	$11,393	$3,299	$1,009

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

	ING Principal Protection Fund IX	ING Principal Protection Fund X	ING Principal Protection Fund XI	ING Principal Protection Fund XII
INVESTMENT INCOME:
Dividends	$465,926	$415,481	$255,573	$117,104
Interest(1)	1,248,205	1,055,748	709,613	394,667

Total investment income	1,714,131	1,471,229	965,186	511,771

EXPENSES:
Investment management fees	361,959	304,101	202,041	97,873
Distribution and service fees:
Class A	13,357	18,487	13,141	5,645
Class B	438,907	324,703	212,837	104,869
Class C	55,165	55,469	41,576	22,763
Transfer agent fees:
Class A	4,094	5,656	4,134	1,634
Class B	33,501	24,989	16,833	7,601
Class C	4,224	4,231	3,284	1,649
Administrative service fees	54,750	45,412	30,698	15,021
Shareholder reporting expense	14,380	9,496	7,061	3,132
Professional fees	18,475	14,201	8,125	7,250
Custody and accounting expense	33,215	23,875	31,185	27,831
Trustee fees	3,896	1,264	1,572	432
Insurance expense	180,677	149,859	101,304	49,570
Miscellaneous expense	8,671	4,395	5,919	7,012

Total expenses	1,225,271	986,138	679,710	352,282
Net recouped (waived and reimbursed) fees	(22)	(13)	(5)	6,252

Net expenses	1,225,249	986,125	679,705	358,534

Net investment income	488,882	485,104	285,481	153,237

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,931,636	1,091,259	918,132	367,560

Net change in unrealized appreciation or depreciation on investments	3,075,935	3,185,539	1,828,467	895,901

Net realized and unrealized gain on investments	5,007,571	4,276,798	2,746,599	1,263,461

Increase in net assets resulting from operations	$5,496,453	$4,761,902	$3,032,080	$1,416,698

(1) Affiliated income	$526	$317	$58	$23

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Equity Fund		ING Index Plus LargeCap Equity Fund II
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$1,070,038	$3,073,658	$3,609,117	$5,495,055
Net realized gain on investments and futures	7,495,131	2,154,158	6,872,523	1,449,024
Net change in unrealized appreciation or depreciation on investments and futures	1,814,972	(2,493,923)	3,082,413	(4,369,505)

Net increase in net assets resulting from operations	10,380,141	2,733,893	13,564,053	2,574,574

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(235,424)	(349,033)	(487,876)	(606,451)
Class B	(1,992,729)	(2,492,934)	(4,573,984)	(4,851,955)
Class C	(162,195)	(260,958)	(490,786)	(695,042)
Class Q	(2,203)	(2,075)	—	(157)

Total distributions	(2,392,551)	(3,105,000)	(5,552,646)	(6,153,605)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	236,302	—	1,654,689	—
Dividends reinvested	1,859,254	2,420,778	4,163,136	4,621,928

	2,095,556	2,420,778	5,817,825	4,621,928
Cost of shares redeemed	(121,998,844)	(65,261,064)	(171,223,647)	(89,960,600)

Net decrease in net assets resulting from capital share transactions	(119,903,288)	(62,840,286)	(165,405,822)	(85,338,672)

Net decrease in net assets	(111,915,698)	(63,211,393)	(157,394,415)	(88,917,703)

NET ASSETS:
Beginning of year	158,036,643	221,248,036	231,688,642	320,606,345

End of year	$46,120,945	$158,036,643	$74,294,227	$231,688,642

Undistributed net investment income at end of year	$—	$1,073,059	$108,616	$2,053,888

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund III		ING Principal Protection Fund IV
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$2,860,191	$3,787,956	$2,086,987	$1,608,803
Net realized gain on investments	3,056,853	2,085,296	17,336,115	9,615,969
Net change in unrealized appreciation or depreciation on investments	4,509,992	(4,293,824)	14,864,688	(3,897,102)

Net increase in net assets resulting from operations	10,427,036	1,579,428	34,287,790	7,327,670

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(471,587)	(442,133)	(253,409)	(304,273)
Class B	(3,526,322)	(3,553,871)	(1,786,454)	(1,378,985)
Class C	(279,725)	(366,846)	(163,280)	(139,848)
Class Q	—	(656)	(5,349)	(2,643)
Net realized gains:
Class A	—	—	(435,959)	(280,125)
Class B	—	—	(6,989,968)	(3,836,026)
Class C	—	—	(804,384)	(557,469)
Class Q	—	—	(8,686)	(3,603)

Total distributions	(4,277,634)	(4,363,506)	(10,447,489)	(6,502,972)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	3,366,603	3,457,898	8,374,234	5,249,484
Cost of shares redeemed	(46,116,954)	(69,851,899)	(84,002,006)	(131,418,398)

Net decrease in net assets resulting from capital share transactions	(42,750,351)	(66,394,001)	(75,627,772)	(126,168,914)

Net decrease in net assets	(36,600,949)	(69,178,079)	(51,787,471)	(125,344,216)

NET ASSETS:
Beginning of year	180,242,852	249,420,931	363,965,892	489,310,108

End of year	$143,641,903	$180,242,852	$312,178,421	$363,965,892

Undistributed net investment income at end of year	$—	$1,372,713	$451,902	$586,346

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund V		ING Principal Protection Fund VI
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$1,515,248	$1,924,684	$1,225,710	$1,844,542
Net realized gain on investments	8,419,217	5,247,979	6,147,902	4,572,364
Net change in unrealized appreciation or depreciation on investments	13,456,868	(3,656,357)	12,934,658	(4,359,199)

Net increase in net assets resulting from operations	23,391,333	3,516,306	20,308,270	2,057,707

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(276,476)	(331,351)	(176,092)	(278,750)
Class B	(1,329,057)	(1,692,973)	(1,189,240)	(1,620,295)
Class C	(82,810)	(113,799)	(68,309)	(116,796)
Net realized gains:
Class A	(308,268)	(154,695)	(69,882)	—
Class B	(3,638,712)	(1,895,967)	(1,116,676)	—
Class C	(282,805)	(183,280)	(93,440)	—

Total distributions	(5,918,128)	(4,372,065)	(2,713,639)	(2,015,841)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	5,175,015	3,872,500	2,358,199	1,753,765
Cost of shares redeemed	(74,255,281)	(110,827,280)	(65,962,586)	(104,017,977)

Net decrease in net assets resulting from capital share transactions	(69,080,266)	(106,954,780)	(63,604,387)	(102,264,212)

Net decrease in net assets	(51,607,061)	(107,810,539)	(46,009,756)	(102,222,346)

NET ASSETS:
Beginning of year	294,625,190	402,435,729	266,544,592	368,766,938

End of year	$243,018,129	$294,625,190	$220,534,836	$266,544,592

Undistributed net investment income at end of year	$516,476	$698,722	$397,981	$613,731

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund VII		ING Principal Protection Fund VIII
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$181,069	$105,689	$650,010	$1,009,195
Net realized gain on investments	2,769,739	1,093,566	1,914,847	1,411,290
Net change in unrealized appreciation or depreciation on investments	6,658,057	(415,096)	4,327,718	(1,918,813)

Net increase in net assets resulting from operations	9,608,865	784,159	6,892,575	501,672

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(54,947)	(112,345)	(140,822)	(276,502)
Class B	(99,560)	(271,116)	(582,505)	(871,171)
Class C	—	(15,429)	(50,936)	(104,486)
Net realized gains:
Class A	—	(160,064)	(8,854)	—
Class B	—	(1,930,526)	(65,475)	—
Class C	—	(275,583)	(7,920)	—

Total distributions	(154,507)	(2,765,063)	(856,512)	(1,252,159)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	131,960	2,388,926	694,745	1,033,852
Cost of shares redeemed	(33,821,329)	(60,550,050)	(23,480,449)	(39,972,547)

Net decrease in net assets resulting from capital share transactions	(33,689,369)	(58,161,124)	(22,785,704)	(38,938,695)

Net decrease in net assets	(24,235,011)	(60,142,028)	(16,749,641)	(39,689,182)

NET ASSETS:
Beginning of year	133,048,231	193,190,259	83,895,160	123,584,342

End of year	$108,813,220	$133,048,231	$67,145,519	$83,895,160

Undistributed net investment income at end of year	$22,624	$—	$201,301	$328,270

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund IX		ING Principal Protection Fund X
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$488,882	$828,849	$485,104	$554,321
Net realized gain on investments	1,931,636	919,682	1,091,259	911,476
Net change in unrealized appreciation or depreciation on investments	3,075,935	(1,164,339)	3,185,539	(1,307,624)

Net increase in net assets resulting from operations	5,496,453	584,192	4,761,902	158,173

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(102,958)	(141,810)	(132,165)	(177,871)
Class B	(520,491)	(579,735)	(369,123)	(255,442)
Class C	(46,905)	(90,167)	(54,799)	(31,658)
Net realized gains:
Class A	(57,266)	(55,114)	(91,200)	(331,309)
Class B	(477,849)	(375,522)	(420,212)	(1,060,255)
Class C	(57,462)	(78,108)	(69,830)	(216,574)

Total distributions	(1,262,931)	(1,320,456)	(1,137,329)	(2,073,109)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	1,100,726	1,148,431	974,726	1,773,725
Cost of shares redeemed	(14,582,928)	(23,397,901)	(12,466,691)	(18,801,946)

Net decrease in net assets resulting from capital share transactions	(13,482,202)	(22,249,470)	(11,491,965)	(17,028,221)

Net decrease in net assets	(9,248,680)	(22,985,734)	(7,867,392)	(18,943,157)

NET ASSETS:
Beginning of year	60,179,743	83,165,477	49,754,449	68,697,606

End of year	$50,931,063	$60,179,743	$41,887,057	$49,754,449

Undistributed net investment income at end of year	$147,293	$331,066	$181,242	$254,332

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection Fund XI		ING Principal Protection Fund XII
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$285,481	$427,852	$153,237	$210,762
Net realized gain (loss) on investments	918,132	6,005	367,560	(146,921)
Net change in unrealized appreciation or depreciation on investments	1,828,467	(420,549)	895,901	(238,355)

Net increase (decrease) in net assets resulting from operations	3,032,080	13,308	1,416,698	(174,514)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(90,085)	(130,773)	(44,882)	(66,743)
Class B	(274,377)	(214,238)	(126,917)	(134,457)
Class C	(51,556)	(51,092)	(18,969)	(50,434)
Net realized gains:
Class A	(15,388)	(8,896)	—	—
Class B	(72,259)	(28,496)	—	—
Class C	(14,564)	(7,043)	—	—

Total distributions	(518,229)	(440,538)	(190,768)	(251,634)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	426,859	359,348	156,915	200,220
Cost of shares redeemed	(9,668,525)	(10,026,730)	(4,391,627)	(6,233,475)

Net decrease in net assets resulting from capital share transactions	(9,241,666)	(9,667,382)	(4,234,712)	(6,033,255)

Net decrease in net assets	(6,727,815)	(10,094,612)	(3,008,782)	(6,459,403)

NET ASSETS:
Beginning of year	34,426,718	44,521,330	16,574,987	23,034,390

End of year	$27,698,903	$34,426,718	$13,566,205	$16,574,987

Undistributed net investment income at end of year	$74,924	$206,700	$38,403	$76,494

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.82		9.85		9.95	10.25	9.85
Income (loss) from investment operations:
Net investment income	$0.18	*†	0.23	*	0.22 *	0.23	0.22
Net realized and unrealized gain (loss) on investments and futures	$1.43		(0.01)		(0.08)	(0.33)	0.42
Total from investment operations	$1.61		0.22		0.14	(0.10)	0.64
Less distributions from:
Net investment income	$0.29		0.25		0.24	0.20	0.24
Total distributions	$0.29		0.25		0.24	0.20	0.24
Net asset value, end of year	$11.14		9.82		9.85	9.95	10.25
Total Return(1)%	16.76	†	2.22		1.42	(1.01)	6.60
Ratios and Supplemental Data:
Net assets, end of year (000's)	$3,878		12,043		18,420	28,057	51,385
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.64		1.63		1.57	1.67	1.78
Net expenses after expense reimbursement/recoupment(2)%	1.64	(3)	1.63		1.69	1.74	1.75
Net investment income after expense reimbursement/recoupment(2)%	1.82	(3)†	2.33		2.22	2.03	2.21
Portfolio turnover rate %	172		12		29	29	47

	Class B
	Year Ended May 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.80		9.83		9.91	10.21	9.81
Income (loss) from investment operations:
Net investment income	$0.12	*†	0.16	*	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments and futures	$1.41		(0.03)		(0.06)	(0.32)	0.41
Total from investment operations	$1.53		0.13		0.08	(0.18)	0.56
Less distributions from:
Net investment income	$0.21		0.16		0.16	0.12	0.16
Total distributions	$0.21		0.16		0.16	0.12	0.16
Net asset value, end of year	$11.12		9.80		9.83	9.91	10.21
Total Return(1)%	15.86	†	1.37		0.79	(1.76)	5.82
Ratios and Supplemental Data:
Net assets, end of year (000's)	$36,000		132,611		178,017	237,539	328,399
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.39		2.38		2.32	2.42	2.54
Net expenses after expense reimbursement/recoupment(2)%	2.39	(3)	2.38		2.44	2.49	2.50
Net investment income after expense reimbursement/recoupment(2)%	1.18	(3)†	1.58		1.48	1.28	1.46
Portfolio turnover rate %	172		12		29	29	47
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred. This expense limitation agreement ceased on October 11, 2006.

(3)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
†	Includes one-time settlement income representing $0.05 and $0.06 per share for Class A and Class B, respectively, and 0.27% of the fund’s average net assets.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.84		9.85		9.92		10.21	9.81
Income (loss) from investment operations:
Net investment income	$0.09	*†	0.16	*	0.15	*	0.15	0.15
Net realized and unrealized gain (loss) on investments and futures	$1.46		(0.02)		(0.08)		(0.34)	0.41
Total from investment operations	$1.55		0.14		0.07		(0.19)	0.56
Less distributions from:
Net investment income	$0.19		0.15		0.14		0.10	0.16
Total distributions	$0.19		0.15		0.14		0.10	0.16
Net asset value, end of year	$11.20		9.84		9.85		9.92	10.21
Total Return(1)%	15.94	†	1.39		0.72		(1.83)	5.78
Ratios and Supplemental Data:
Net assets, end of year (000's)	$6,184		13,294		24,476		43,529	85,451
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.39		2.38		2.32		2.42	2.54
Net expenses after expense reimbursement/recoupment(2)%	2.39	(3)	2.38		2.44		2.49	2.50
Net investment income after expense reimbursement/recoupment(2)%	0.89	(3)†	1.58		1.46		1.28	1.45
Portfolio turnover rate %	172		12		29		29	47

	Class Q
	Year Ended May 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.89		9.88		9.97		10.27	9.87
Income (loss) from investment operations:
Net investment income	$0.16	*†	0.23	*	0.22	*	0.24	0.25
Net realized and unrealized gain (loss) on investments and futures	$1.47		(0.01)		(0.07)		(0.34)	0.40
Total from investment operations	$1.63		0.22		0.15		(0.10)	0.65
Less distributions from:
Net investment income	$0.30		0.21		0.24		0.20	0.25
Total distributions	$0.30		0.21		0.24		0.20	0.25
Net asset value, end of year	$11.22		9.89		9.88		9.97	10.27
Total Return(1)%	16.83	†	2.25		1.53		(1.01)	6.68
Ratios and Supplemental Data:
Net assets, end of year (000's)	$59		89		335		671	1,733
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.63		1.59		1.57		1.63	1.69
Net expenses after expense reimbursement/recoupment(2)%	1.63	(3)	1.59		1.69		1.70	1.66
Net investment income after expense reimbursement/recoupment(2)%	1.54	(3)†	2.34		2.21		2.08	2.30
Portfolio turnover rate %	172		12		29		29	47
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred. This expense limitation agreement ceased on October 11, 2006.

(3)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
†	Includes one-time settlement income representing $0.04 and $0.03 per share for Class C and Class Q, respectively, and 0.27% of the fund’s average net assets.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND II	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.52		9.65		9.77	10.15	9.83
Income (loss) from investment operations:
Net investment income	$0.25	†	0.26	*	0.25 *	0.25	0.23
Net realized and unrealized gain (loss) on investments and futures	$0.86		(0.09)		(0.10)	(0.43)	0.32
Total from investment operations	$1.11		0.17		0.15	(0.18)	0.55
Less distributions from:
Net investment income	$0.35		0.30		0.27	0.20	0.23
Total distributions	$0.35		0.30		0.27	0.20	0.23
Net asset value, end of year	$10.28		9.52		9.65	9.77	10.15
Total Return(1)%	11.93	†	1.74		1.49	(1.74)	5.73
Ratios and Supplemental Data:
Net assets, end of year (000's)	$7,346		15,940		25,160	37,580	76,897
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.60		1.62		1.58	1.65	1.78
Net expenses after expense reimbursement/recoupment(2)%	1.60	(3)	1.62		1.58	1.69	1.75
Net investment income after expense reimbursement/recoupment(2)%	2.66	(3)†	2.69		2.56	2.26	2.30
Portfolio turnover rate %	96		25		24	74	60

	Class B
	Year Ended May 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.50		9.63		9.74	10.12	9.80
Income (loss) from investment operations:
Net investment income	$0.20	*†	0.19	*	0.19	0.16	0.16
Net realized and unrealized gain (loss) on investments and futures	$0.83		(0.10)		(0.12)	(0.41)	0.32
Total from investment operations	$1.03		0.09		0.07	(0.25)	0.48
Less distributions from:
Net investment income	$0.26		0.22		0.18	0.13	0.16
Total distributions	$0.26		0.22		0.18	0.13	0.16
Net asset value, end of year	$10.27		9.50		9.63	9.74	10.12
Total Return(1)%	11.07	†	0.90		0.76	(2.47)	4.98
Ratios and Supplemental Data:
Net assets, end of year (000's)	$57,511		189,657		249,693	328,221	442,268
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.35		2.37		2.33	2.40	2.53
Net expenses after expense reimbursement/recoupment(2)%	2.35	(3)	2.37		2.33	2.44	2.50
Net investment income after expense reimbursement/recoupment(2)%	2.07	(3)†	1.94		1.82	1.51	1.55
Portfolio turnover rate %	96		25		24	74	60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred. This expense limitation agreement ceased on February 1, 2007.

(3)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
†	Includes one-time settlement income representing $0.05 and $0.07 per share for Class A and Class B, respectively, and 0.29% of the fund’s average net assets.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND II (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.54		9.65		9.75		10.12	9.80
Income (loss) from investment operations:
Net investment income	$0.19	*†	0.19	*	0.17	*	0.18	0.15
Net realized and unrealized gain (loss) on investments and futures	$0.85		(0.10)		(0.10)		(0.43)	0.33
Total from investment operations	$1.04		0.09		0.07		(0.25)	0.48
Less distributions from:
Net investment income	$0.24		0.20		0.17		0.12	0.16
Total distributions	$0.24		0.20		0.17		0.12	0.16
Net asset value, end of year	$10.34		9.54		9.65		9.75	10.12
Total Return(1)%	11.10	†	0.92		0.75		(2.52)	4.99
Ratios and Supplemental Data:
Net assets, end of year (000's)	$9,436		26,092		45,748		71,250	139,961
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.35		2.37		2.33		2.40	2.53
Net expenses after expense reimbursement/recoupment(2)%	2.35	(3)	2.37		2.33		2.44	2.50
Net investment income after expense reimbursement/recoupment(2)%	2.01	(3)†	1.94		1.81		1.51	1.55
Portfolio turnover rate %	96		25		24		74	60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred. This expense limitation agreement ceased on February 1, 2007.

(3)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
†	Includes one-time settlement income representing $0.06 per share for Class C and 0.29% of the fund’s average net assets.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
			Year Ended May 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.67		9.82		9.90	10.27	10.01
Income (loss) from investment operations:
Net investment income	$0.24		0.24	*	0.24 *	0.25	0.21
Net realized and unrealized gain (loss) on investments	$0.47		(0.11)		(0.06)	(0.42)	0.22
Total from investment operations	$0.71		0.13		0.18	(0.17)	0.43
Less distributions from:
Net investment income	$0.38		0.28		0.26	0.20	0.17
Total distributions	$0.38		0.28		0.26	0.20	0.17
Net asset value, end of year	$10.00		9.67		9.82	9.90	10.27
Total Return(1)%	7.46		1.35		1.83	(1.63)	4.35	†
Ratios and Supplemental Data:
Net assets, end of year (000's)	$10,588		12,955		19,005	29,113	49,652
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.65		1.65		1.59	1.66	1.77
Net expenses after expense reimbursement/recoupment(2)%	1.65	(3)	1.65		1.59	1.68	1.75
Net investment income after expense reimbursement/recoupment(2)%	2.46	(3)	2.47		2.44	2.26	2.08
Portfolio turnover rate %	18		35		16	27	91

	Class B
	Year Ended May 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.65		9.79		9.86	10.23	10.00
Income (loss) from investment operations:
Net investment income	$0.17	*	0.17	*	0.18	0.16	0.13
Net realized and unrealized gain (loss) on investments	$0.46		(0.11)		(0.07)	(0.40)	0.22
Total from investment operations	$0.63		0.06		0.11	(0.24)	0.35
Less distributions from:
Net investment income	$0.26		0.20		0.18	0.13	0.12
Total distributions	$0.26		0.20		0.18	0.13	0.12
Net asset value, end of year	$10.02		9.65		9.79	9.86	10.23
Total Return(1)%	6.63		0.61		1.12	(2.38)	3.51	†
Ratios and Supplemental Data:
Net assets, end of year (000's)	$124,512		151,765		203,705	261,098	335,942
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.40		2.40		2.34	2.41	2.52
Net expenses after expense reimbursement/recoupment(2)%	2.40	(3)	2.40		2.34	2.43	2.50
Net investment income after expense reimbursement/recoupment(2)%	1.70	(3)	1.72		1.69	1.51	1.33
Portfolio turnover rate %	18		35		16	27	91

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(3)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
†	Represents performance beginning on the first day of the Guarantee Period (June 6, 2002). Total return for year ended May 31, 2003 was 4.35% and 3.51% for Class A and B, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.69		9.81		9.88		10.23	10.00
Income (loss) from investment operations:
Net investment income	$0.17	*	0.17	*	0.17	*	0.19	0.13
Net realized and unrealized gain (loss) on investments	$0.47		(0.11)		(0.07)		(0.43)	0.22
Total from investment operations	$0.64		0.06		0.10		(0.24)	0.35
Less distributions from:
Net investment income	$0.24		0.18		0.17		0.11	0.12
Total distributions	$0.24		0.18		0.17		0.11	0.12
Net asset value, end of year	$10.09		9.69		9.81		9.88	10.23
Total Return(1)%	6.69		0.63		1.04		(2.37)	3.51	†
Ratios and Supplemental Data:
Net assets, end of year (000's)	$8,543		15,523		26.637		43,018	81,800
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.40		2.40		2.34		2.41	2.52
Net expenses after expense reimbursement/recoupment(2)%	2.40	(3)	2.40		2.34		2.43	2.50
Net investment income after expense reimbursement/recoupment(2)%	1.70	(3)	1.71		1.69		1.51	1.33
Portfolio turnover rate %	18		35		16		27	91
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(3)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
†	Represents performance beginning on the first day of the Guarantee Period (June 6, 2002). Total return for year ended May 31, 2003 was 3.51% for Class C.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,					July 1, 2002(1) to May 31, 2003
	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.46		10.47	10.39	10.52	10.00
Income (loss) from investment operations:
Net investment income	$0.15	†	0.12	0.13	0.12	0.09
Net realized and unrealized gain (loss) on investments	$1.05		0.12	0.15	(0.08)	0.47
Total from investment operations	$1.20		0.24	0.28	0.04	0.56
Less distributions from:
Net investment income	$0.16		0.13	0.13	0.14	0.03
Net realized gains on investments	$0.27		0.12	0.07	0.03	0.01
Total distributions	$0.43		0.25	0.20	0.17	0.04
Net asset value, end of period	$11.23		10.46	10.47	10.39	10.52
Total Return(2)%	11.69	†	2.22	2.79	0.36	5.50	*
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,452		19,418	30,711	52,094	89,558
Ratios to average net assets:
Expenses(3)(4)%	1.63	(5)	1.63	1.58	1.65	1.61
Net investment income(3)(4)%	1.33	(5)†	1.08	1.22	1.08	1.12
Portfolio turnover rate %	37		60	70	75	31

	Class B
	Year Ended May 31,					July 1, 2002(1) to May 31, 2003
	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.43		10.44	10.35	10.47	10.00
Income (loss) from investment operations:
Net investment income	$0.07	†	0.04	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	$1.05		0.11	0.16	(0.07)	0.46
Total from investment operations	$1.12		0.15	0.21	(0.03)	0.49
Less distributions from:
Net investment income	$0.07		0.04	0.05	0.06	0.01
Net realized gains on investments	$0.27		0.12	0.07	0.03	0.01
Total distributions	$0.34		0.16	0.12	0.09	0.02
Net asset value, end of period	$11.21		10.43	10.44	10.35	10.47
Total Return(2)%	10.91	†	1.41	2.04	(0.29)	4.89	*
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$268,885		305,370	394,210	487,343	603,649
Ratios to average net assets:
Expenses(3)(4)%	2.38	(5)	2.38	2.33	2.40	2.36
Net investment income(3)(4)%	0.59	(5)†	0.33	0.49	0.33	0.36
Portfolio turnover rate %	37		60	70	75	31

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Represents performance beginning on the first day of the Guarantee Period (October 8, 2002). Total return from commencement of offering of shares was 5.61% and 4.89% for Class A and B, respectively.
†	Includes one-time settlement income representing $0.03 per share for Class A and Class B and 0.23% of the fund’s average net assets.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,						July 1, 2002(1) to May 31, 2003
	2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.47		10.46		10.36	10.47	10.00
Income (loss) from investment operations:
Net investment income	$0.08	†	0.05		0.06	0.05	0.03
Net realized and unrealized gain (loss) on investments	$1.05		0.11		0.14	(0.09)	0.46
Total from investment operations	$1.13		0.16		0.20	(0.04)	0.49
Less distributions from:
Net investment income	$0.06		0.03		0.03	0.04	0.01
Net realized gains on investments	$0.27		0.12		0.07	0.03	0.01
Total distributions	$0.33		0.15		0.10	0.07	0.02
Net asset value, end of period	$11.27		10.47		10.46	10.36	10.47
Total Return(2)%	10.92	†	1.48		2.00	(0.37)	4.90	**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$28,474		38,846		63,431	98,026	183,228
Ratios to average net assets:
Expenses(3)(4)%	2.38	(5)	2.38		2.33	2.40	2.36
Net investment income(3)(4)%	0.60	(5)†	0.33		0.47	0.33	0.36
Portfolio turnover rate %	37		60		70	75	31

	Class Q
	Year Ended May 31,						July 1, 2002(1) to May 31, 2003
	2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.50		10.47		10.40	10.52	10.00
Income (loss) from investment operations:
Net investment income	$0.15	†	0.12	*	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	$1.07		0.12		0.15	(0.07)	0.46
Total from investment operations	$1.22		0.24		0.28	0.06	0.56
Less distributions from:
Net investment income	$0.17		0.09		0.14	0.15	0.03
Net realized gains on investments	$0.27		0.12		0.07	0.03	0.01
Total distributions	$0.44		0.21		0.21	0.18	0.04
Net asset value, end of period	$11.28		10.50		10.47	10.40	10.52
Total Return(2)%	11.84	†	2.21		2.75	0.58	5.54	**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$367		332		958	950	1,473
Ratios to average net assets:
Expenses(3)(4)%	1.60	(5)	1.60		1.58	1.59	1.49
Net investment income(3)(4)%	1.35	(5)†	1.08		1.23	1.14	1.24
Portfolio turnover rate %	37		60		70	75	31
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee Period (October 8, 2002). Total return from commencement of offering of shares was 4.90% and 5.64% for Class C and Q, respectively.
†	Includes one-time settlement income representing $0.03 and $0.02 per share for Class C and Class Q, respectively, and 0.23% of the fund’s average net assets.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,						November 1, 2002(1) to May 31, 2003
	2007		2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.86		9.91	10.11		10.41	10.00
Income (loss) from investment operations:
Net investment income	$0.13		0.14	0.13	*	0.13	0.05
Net realized and unrealized gain (loss) on investments	$0.85		0.01	0.16		(0.22)	0.36
Total from investment operations	$0.98		0.15	0.29		(0.09)	0.41
Less distributions from:
Net investment income	$0.15		0.14	0.14		0.14	—
Net realized gains on investments	$0.16		0.06	0.35		0.07	—
Total distributions	$0.31		0.20	0.49		0.21	—
Net asset value, end of period	$10.53		9.86	9.91		10.11	10.41
Total Return(2)%	10.05		1.53	2.89		(0.89)	4.10	**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,436		20,694	30,203		42,889	74,905
Ratios to average net assets:
Expenses(3)(4)%	1.64	(5)	1.63	1.59		1.67	1.56
Net investment income(3)(4)%	1.26	(5)	1.24	1.34		1.22	1.00
Portfolio turnover rate %	42		60	80		53	12

	Class B
	Year Ended May 31,						November 1, 2002(1) to May 31, 2003
	2007		2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.85		9.89	10.09		10.38	10.00
Income (loss) from investment operations:
Net investment income	$0.06		0.06	0.06		0.05	0.01
Net realized and unrealized gain (loss) on investments	$0.83		0.02	0.15		(0.21)	0.37
Total from investment operations	$0.89		0.08	0.21		(0.16)	0.38
Less distributions from:
Net investment income	$0.06		0.06	0.06		0.06	—
Net realized gains on investments	$0.16		0.06	0.35		0.07	—
Total distributions	$0.22		0.12	0.41		0.13	—
Net asset value, end of period	$10.52		9.85	9.89		10.09	10.38
Total Return(2)%	9.14		0.82	2.10		(1.54)	3.90	**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$214,860		252,730	335,117		405,311	496,076
Ratios to average net assets:
Expenses(3)(4)%	2.39	(5)	2.38	2.34		2.42	2.31
Net investment income(3)(4)%	0.51	(5)	0.49	0.59		0.47	0.25
Portfolio turnover rate %	42		60	80		53	12
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee Period (January 23, 2003). Total return from commencement of offering of shares is 4.10% and 3.80% for Class A and B, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,							November 1, 2002(1) to May 31, 2003
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.88		9.91		10.10		10.38	10.00
Income (loss) from investment operations:
Net investment income	$0.05	*	0.05	*	0.06	*	0.06	0.01
Net realized and unrealized gain (loss) on investments	$0.85		0.02		0.15		(0.22)	0.37
Total from investment operations	$0.90		0.07		0.21		(0.16)	0.38
Less distributions from:
Net investment income	$0.05		0.04		0.05		0.05	—
Net realized gains on investments	$0.16		0.06		0.35		0.07	—
Total distributions	$0.21		0.10		0.40		0.12	—
Net asset value, end of period	$10.57		9.88		9.91		10.10	10.38
Total Return(2)%	9.19		0.74		2.02		(1.52)	3.90	**
Ratios and Supplemental Data:
Net assets, end of year (000's)	$13,723		21,201		37,116		60,980	106,754
Ratios to average net assets:
Expenses(3)(4)%	2.39	(5)	2.38		2.34		2.42	2.31
Net investment income(3)(4)%	0.51	(5)	0.49		0.59		0.47	0.25
Portfolio turnover rate %	42		60		80		53	12

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee Period (January 23, 2003). Total return from commencement of offering of shares is 3.80% for Class C.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,						February 3, 2003(1) to May 31, 2003
	2007		2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.85		9.87	10.08		10.31	10.00
Income (loss) from investment operations:
Net investment income	$0.12	*	0.14	0.13	*	0.13	0.01
Net realized and unrealized gain (loss) on investments	$0.83		(0.02)	0.14		(0.23)	0.30
Total from investment operations	$0.95		0.12	0.27		(0.10)	0.31
Less distributions from:
Net investment income	$0.14		0.14	0.15		0.10	—
Net realized gains on investments	$0.06		—	0.33		0.03	—
Total distributions	$0.20		0.14	0.48		0.13	—
Net asset value, end of period	$10.60		9.85	9.87		10.08	10.31
Total Return(2)%	9.67		1.18	2.72†		(1.01)	3.10	††
Ratios and Supplemental Data:
Net assets, end of period (000's)	$10,855		15,634	24,971		43,443	63,460
Ratios to average net assets:
Expenses(3)(4)%	1.67	(5)	1.66	1.62		1.67	1.41
Net investment income(3)(4)%	1.22	(5)	1.28	1.33		1.19	0.59
Portfolio turnover rate %	54		42	100		44	3

	Class B
	Year Ended May 31,						February 3, 2003(1) to May 31, 2003
	2007		2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.83		9.85	10.06		10.30	10.00
Income (loss) from investment operations:
Net investment income	$0.05		0.06	0.06		0.05	0.00	**
Net realized and unrealized gain (loss) on investments	$0.83		(0.02)	0.12		(0.22)	0.30
Total from investment operations	$0.88		0.04	0.18		(0.17)	0.30
Less distributions from:
Net investment income	$0.06		0.06	0.06		0.04	—
Net realized gains on investments	$0.06		—	0.33		0.03	—
Total distributions	$0.12		0.06	0.39		0.07	—
Net asset value, end of period	$10.59		9.83	9.85		10.06	10.30
Total Return(2)%	8.94		0.40	1.85		(1.70)	3.10	††
Ratios and Supplemental Data:
Net assets, end of period (000's)	$194,464		229,092	304,303		372,323	444,549
Ratios to average net assets:
Expenses(3)(4)%	2.42	(5)	2.41	2.37		2.42	2.16
Net investment income (loss)(3)(4)%	0.47	(5)	0.53	0.59		0.44	(0.16)
Portfolio turnover rate %	54		42	100		44	3

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.
†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which did not have an impact on total return.
††	Represents performance beginning on the first day of the Guarantee Period (April 24, 2003). Total return from commencement of offering of shares was 3.10% and 3.00% for Class A and B, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,							February 3, 2003(1) to May 31, 2003
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.88		9.87		10.06		10.30	10.00
Income (loss) from investment operations:
Net investment income	$0.05	*	0.05	*	0.06	*	0.05	0.00	**
Net realized and unrealized gain (loss) on investments	$0.82		(0.00	)**	0.12		(0.22)	0.30
Total from investment operations	$0.87		0.05		0.18		(0.17)	0.30
Less distributions from:
Net investment income	$0.04		0.04		0.04		0.04	—
Net realized gains on investments	$0.06		—		0.33		0.03	—
Total distributions	$0.10		0.04		0.37		0.07	—
Net asset value, end of period	$10.65		9.88		9.87		10.06	10.30
Total Return(2)%	8.80		0.50		1.85		(1.72)	3.00	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$15,216		21,819		39,288		65,269	102,047
Ratios to average net assets:
Expenses(3)(4)%	2.42	(5)	2.41		2.37		2,42	2.19
Net investment income (loss)(3)(4)%	0.47	(5)	0.53		0.58		0.44	(0.13)
Portfolio turnover rate %	54		42		100		44	3

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005 or more than $(0.005).
†	Represents performance beginning on the first day of the Guarantee Period (April 24, 2003). Total return from commencement of offering of shares was 3.00% for Class C.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,							May 1, 2003(1) to May 31, 2003
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.71		9.85		9.88		10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.09		0.08		0.12	*	0.13	0.00	**
Net realized and unrealized gain (loss) on investments	$0.81		0.02		0.16		(0.08)	0.00	**
Total from investment operations	$0.90		0.10		0.28		0.05	0.00	**
Less distributions from:
Net investment income	$0.08		0.10		0.16		0.17	—
Net realized gains on investments	$—		0.14		0.15		—	—
Total distributions	$0.08		0.24		0.31		0.17	—
Net asset value, end of period	$10.53		9.71		9.85		9.88	10.00
Total Return(2)%	9.35		1.06		2.82		0.52††	—	†
Ratios and Supplemental Data:
Net assets end of period (000’s)	$5,664		7,736		13,942		21,805	11,028
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.67		1.62		1.59		1.72	0.88
Net expenses after expense reimbursement/recoupment(3)(4)%	1.75	(5)	1.75		1.46		0.99	0.88
Net investment income after expense reimbursement/recoupment(3)(4)%	0.86	(5)	0.76		1.23		1.51	0.09
Portfolio turnover rate %	52		58		49		91	—

	Class B
	Year Ended May 31,							May 1, 2003(1) to May 31, 2003
	2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.77		9.90		9.93		10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.01		0.00	**	0.05		0.07	0.00	**
Net realized and unrealized gain (loss) on investments	$0.82		0.03		0.15		(0.09)	0.00	**
Total from investment operations	$0.83		0.03		0.20		(0.02)	0.00	**
Less distributions from:
Net investment income	$0.01		0.02		0.08		0.05	—
Net realized gains on investments	$—		0.14		0.15			—
Total distributions	$0.01		0.16		0.23		0.05	—
Net asset value, end of period	$10.59		9.77		9.90		9.93	10.00
Total Return(2)%	8.50		0.34		2.05		(0.21)††	—	†
Ratios and Supplemental Data:
Net assets end of period (000’s)	$95,425		113,102		155,148		182,112	92,014
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	2.42		2.37		2.34		2.47	1.60
Net expenses after expense reimbursement/recoupment(3)(4)%	2.50	(5)	2.50		2.21		1.74	1.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.11	(5)	0.01		0.48		0.76	(0.63)
Portfolio turnover rate %	52		58		49		91	—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per Share numbers have been calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.
†	As of May 31, 2003, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.00% for Class A and B.
††	Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was 0.69% and (0.02)% for Class A and B, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,						May 1, 2003(1) to May 31, 2003
	2007		2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.77		9.89	9.90		10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.01		0.01	0.04	*	0.07	0.00	**
Net realized and unrealized gain (loss) on investments	$0.82		0.02	0.16		(0.09)	0.00	**
Total from investment operations	$0.83		0.03	0.20		(0.02)	0.00	**
Less distributions from:
Net investment income	$—		0.01	0.06		0.08	—
Net realized gains on investments	$—		0.14	0.15		—
Total distributions	$—		0.15	0.21		0.08	—
Net asset value, end of period	$10.60		9.77	9.89		9.90	10.00
Total Return(2)%	8.50		0.31	2.04		(0.24)††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,725		12,210	24,100		44,390	19,903
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	2.42		2.37	2.34		2.47	1.60
Net expenses after expense reimbursement/recoupment(3)(4)%	2.50	(5)	2.50	2.21		1.74	1.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.11	(5)	0.01	0.49		0.76	(0.64)
Portfolio turnover rate %	52		58	49		91	—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per Share numbers have been calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.
†	As of May 31, 2003, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.00% for Class C.
††	Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was (0.05)% for Class C.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,				October 1, 2003(1) to May 31, 2004
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.84		9.94	9.95	10.00
Income (loss) from investment operations:
Net investment income	$0.16	*	0.17	0.18	0.06
Net realized and unrealized gain (loss) on investments	$0.87		(0.07)	0.11	(0.10)
Total from investment operations	$1.03		0.10	0.29	(0.04)
Less distributions from:
Net investment income	$0.18		0.20	0.18	0.01
Net realized gains on investments	$0.01		—	0.12	—
Total distributions	$0.19		0.20	0.30	0.01
Net asset value, end of period	$10.68		9.84	9.94	9.95
Total Return(2)%	10.61		0.97	2.99	(0.45	)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,799		9,965	16,375	22,336
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.51		1.48	1.44	1.54
Net expenses after expense reimbursement(3)(4)%	1.51	(5)	1.48	1.44	1.51
Net investment income after expense reimbursement(3)(4)%	1.55	(5)	1.62	1.68	0.96
Portfolio turnover rate %	53		57	77	42

	ClassB
	Year Ended May 31,				October 1, 2003(1) to May 31, 2004
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.83		9.93	9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.09		0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	$0.87		(0.09)	0.13	(0.10)
Total from investment operations	$0.96		0.01	0.23	(0.08)
Less distributions from:
Net investment income	$0.10		0.11	0.09	0.01
Net realized gains on investments	$0.01		—	0.12	—
Total distributions	$0.11		0.11	0.21	0.01
Net asset value, end of period	$10.68		9.83	9.93	9.91
Total Return(2)%	9.86		0.13	2.34	(0.85	)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$53,549		64,586	87,326	105,448
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.26		2.23	2.19	2.29
Net expenses after expense reimbursement(3)(4)%	2.26	(5)	2.23	2.19	2.12	†
Net investment income after expense reimbursement(3)(4)%	0.79	(5)	0.87	0.93	0.39	†
Portfolio turnover rate %	53		57	77	42
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.45)% and (0.85)% for Class A and B, respectively.
†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B from October 1, 2003 through December 23, 2003.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,					October 1, 2003(1) to May 31, 2004
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.87		9.93		9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.08	*	0.09	*	0.10	0.02
Net realized and unrealized gain (loss) on investments	$0.88		(0.07)		0.12	(0.10)
Total from investment operations	$0.96		0.02		0.22	(0.08)
Less distributions from:
Net investment income	$0.07		0.08		0.08	0.01
Net realized gains on investments	$0.01		—		0.12	—
Total distributions	$0.08		0.08		0.20	0.01
Net asset value, end of period	$10.75		9.87		9.93	9.91
Total Return(2)%	9.82		0.18		2.29	(0.85	)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,798		9,345		19,883	33,289
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.26		2.23		2.19	2.29
Net expenses after expense reimbursement(3)(4)%	2.26	(5)	2.23		2.19	2.12	†
Net investment income after expense reimbursement(3)(4)%	0.79	(5)	0.87		0.92	0.39	†
Portfolio turnover rate %	53		57		77	42
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.85)% for Class C.
†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Class C from October 1, 2003 through December 23, 2003.

ING PRINCIPAL PROTECTION FUND IX	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,				February 2, 2004(1) to May 31, 2004
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.95		10.08	9.92	10.00
Income (loss) from investment operations:
Net investment income	$0.16	*	0.18 *	0.18	0.02
Net realized and unrealized gain (loss) on investments	$0.97		(0.05)	0.16	(0.10)
Total from investment operations	$1.13		0.13	0.34	(0.08)
Less distributions from:
Net investment income	$0.21		0.19	0.15	—
Net realized gains on investments	$0.11		0.07	0.03	—
Total distributions	$0.32		0.26	0.18	—
Net asset value, end of period	$10.76		9.95	10.08	9.92
Total Return(2)%	11.48		1.25	3.43	(0.80	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,694		6,311	10,035	20,081
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.56		1.51	1.62	1.56
Net expenses after expense reimbursement(3)(4)%	1.56	(5)	1.51	1.68	1.30
Net investment income after expense reimbursement(3)(4)%	1.57	(5)	1.81	1.56	0.77
Portfolio turnover rate %	57		76	67	4

	Class B
	Year Ended May 31,				February 2, 2004(1) to May 31, 2004
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.93		10.06	9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.10		0.12	0.09	0.01
Net realized and unrealized gain (loss) on investments	$0.94		(0.07)	0.17	(0.10)
Total from investment operations	$1.04		0.05	0.26	(0.09)
Less distributions from:
Net investment income	$0.12		0.11	0.08	—
Net realized gains on investments	$0.11		0.07	0.03	—
Total distributions	$0.23		0.18	0.11	—
Net asset value, end of period	$10.74		9.93	10.06	9.91
Total Return(2)%	10.65		0.51	2.68	(0.90	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$41,294		47,196	58,077	66,636
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.31		2.26	2.37	2.36
Net expenses after expense reimbursement(3)(4)%	2.31	(5)	2.26	2.43	1.74	**
Net investment income after expense reimbursement(3)(4)%	0.82	(5)	1.06	0.82	0.37	**
Portfolio turnover rate %	57		76	67	4
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B from February 2, 2004 through April 22, 2004.
†	Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.50)% and (0.60)% for Class A and B, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IX (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,					February 2, 2004(1) to May 31 2004
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.97		10.06		9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.08	*	0.11	*	0.09	0.01
Net realized and unrealized gain (loss) on investments	$0.96		(0.05)		0.17	(0.10)
Total from investment operations	$1.04		0.06		0.26	(0.09)
Less distributions from:
Net investment income	$0.09		0.08		0.08	—
Net realized gains on investments	$0.11		0.07		0.03	—
Total distributions	$0.20		0.15		0.11	—
Net asset value, end of period	$10.81		9.97		10.06	9.91
Total Return(2)%	10.59		0.64		2.64	(0.90	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,943		6,673		15,054	21,753
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.31		2.26		2.37	2.36
Net expenses after expense reimbursement(3)(4)%	2.31	(5)	2.26		2.43	1.74	**
Net investment income after expense reimbursement(3)(4)%	0.82	(5)	1.06		0.81	0.37	**
Portfolio turnover rate %	57		76		67	4

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class C from February 2, 2004 through April 22, 2004.
†	Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.60)% for Class C.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,					May 3, 2004(1) to May 31, 2004
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.89		10.25	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.17	*	0.17	0.10		0.00	**
Net realized and unrealized gain (loss) on investments	$0.98		(0.09)	0.26		0.00	**
Total from investment operations	$1.15		0.08	0.36		0.00	**
Less distributions from:
Net investment income	$0.19		0.15	0.07		—
Net realized gains on investments	$0.13		0.29	0.04		—
Total distributions	$0.32		0.44	0.11		—
Net asset value, end of period	$10.72		9.89	10.25		10.00
Total Return(2)%	11.84		0.72	3.62	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,536		8,986	14,204		5,047
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.54		1.51	1.68		2.27
Net expenses after expense reimbursement/recoupment(3)(4)%	1.54	(5)	1.51	1.69		0.93
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.69	(5)	1.54	1.08		(0.01)
Portfolio turnover rate %	106		57	78		—

	Class B
	Year Ended May 31,					May 3, 2004(1) to May 31, 2004
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.86		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.11		0.09	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$0.97		(0.09)	0.26		0.00	**
Total from investment operations	$1.08		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$0.12		0.07	0.04		—
Net realized gains on investments	$0.13		0.29	0.04		—
Total distributions	$0.25		0.36	0.08		—
Net asset value, end of period	$10.69		9.86	10.22		10.00
Total Return(2)%	11.06		(0.08)	3.00	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$30,438		34,312	42,237		12,477
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	2.29		2.26	2.43		3.02
Net expenses after expense reimbursement/recoupment(3)(4)%	2.29	(5)	2.26	2.32		1.68
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.95	(5)	0.79	0.43		(0.75)
Portfolio turnover rate %	106		57	78		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.
†	As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00% for Class A and B.
††	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.62% and 3.00% for Class A and B, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,					May 3, 2004(1) to May 31, 2004
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.89		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.10*		0.08 *	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$0.99		(0.08)	0.26		0.00	**
Total from investment operations	$1.09		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$0.11		0.04	0.04		—
Net realized gains on investments	$0.13		0.29	0.04		—
Total distributions	$0.24		0.33	0.08		—
Net asset value, end of period	$10.74		9.89	10.22		10.00
Total Return(2)%	11.10		(0.07)	3.02	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,913		6,456	12,256		1,825
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.29		2.26	2.43		3.02
Net expenses after expense reimbursement(3)(4)%	2.29	(5)	2.26	2.32		1.68
Net investment income (loss) after expense reimbursement (3)(4)%	0.94	(5)	0.79	0.43		(0.77)
Portfolio turnover rate %	106		57	78		—

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.
†	As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00% for Class C.
††	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.02% for Class C.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XI	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,			August 16, 2004(1) to May 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.88		9.99	10.00
Income (loss) from investment operations:
Net investment income	$0.16	*	0.18	0.08
Net realized and unrealized gain (loss) on investments	$0.95		(0.12)	(0.04)
Total from investment operations	$1.11		0.06	0.04
Less distributions from:
Net investment income	$0.20		0.16	0.05
Net realized gains on investments	$0.04		0.01	—
Total distributions	$0.24		0.17	0.05
Net asset value, end of period	$10.75		9.88	9.99
Total Return(2)%	11.33		0.62	(0.09)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,436		6,783	8,999
Ratios to average net assets:
Expenses(3)(4)%	1.59	(5)	1.59	1.75
Net investment income(3)(4)%	1.56	(5)	1.66	1.19
Portfolio turnover rate %	64		29	28

	Class B
	Year Ended May 31,			August 16, 2004(1) to May 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.84		9.96	10.00
Income (loss) from investment operations:
Net investment income	$0.08	*	0.10	0.03
Net realized and unrealized gain (loss) on investments	$0.94		(0.13)	(0.04)
Total from investment operations	$1.02		(0.03)	(0.01)
Less distributions from:
Net investment income	$0.13		0.08	0.03
Net realized gains on investments	$0.04		0.01	—
Total distributions	$0.17		0.09	0.03
Net asset value, end of period	$10.69		9.84	9.96
Total Return(2)%	10.40		(0.27)	(0.36)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$19,606		22,907	28,380
Ratios to average net assets:
Expenses(3)(4)%	2.34	(5)	2.34	2.50
Net investment income(3)(4)%	0.80	(5)	0.91	0.43
Portfolio turnover rate %	64		29	28
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was 0.27% and (0.11)% for Class A and B, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XI (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,			August 16, 2004(1) to May 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.85		9.96	10.00
Income (loss) from investment operations:
Net investment income	$0.08	*	0.11	0.03
Net realized and unrealized gain (loss) on investments	$0.94		(0.13)	(0.04)
Total from investment operations	$1.02		(0.02)	(0.01)
Less distributions from:
Net investment income	$0.12		0.08	0.03
Net realized gains on investments	$0.04		0.01	—
Total distributions	$0.16		0.09	0.03
Net asset value, end of period	$10.71		9.85	9.96
Total Return(2)%	10.40		(0.20)	(0.36)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,658		4,737	7,143
Ratios to average net assets:
Expenses(3)(4)%	2.34	(5)	2.34	2.50
Net investment income(3)(4)%	0.80	(5)	0.91	0.46
Portfolio turnover rate %	64		29	28
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was (0.08)% for Class C.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XII	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,			November 15, 2004(1) to May 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.78		10.01	10.00
Income (loss) from investment operations:
Net investment income	$0.17	*	0.16 *	0.05
Net realized and unrealized loss on investments	$0.87		(0.21)	(0.04)
Total from investment operations	$1.04		(0.05)	0.01
Less distributions from:
Net investment income	$0.20		0.18	—
Total distributions	$0.20		0.18	—
Net asset value, end of period	$10.62		9.78	10.01
Total Return(2)%	10.66		(0.51)	0.00 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,472		3,051	4,734
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.71		1.92	1.68
Net expenses after expense reimbursement(3)(4)%	1.75	(5)	1.75	1.68
Net investment income after expense reimbursement(3)(4)%	1.67	(5)	1.63	1.26
Portfolio turnover rate %	44		97	14

	Class B
	Year Ended May 31,			November 15, 2004(1) to May 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.10		0.09	0.02
Net realized and unrealized loss on investments	$0.84		(0.20)	(0.05)
Total from investment operations	$0.94		(0.11)	(0.03)
Less distributions from:
Net investment income	$0.12		0.11	—
Total distributions	$0.12		0.11	—
Net asset value, end of period	$10.57		9.75	9.97
Total Return(2)%	9.72		(1.11)	(0.30)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$10,098		10,748	12,974
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.46		2.67	2.43
Net expenses after expense reimbursement(3)(4)%	2.50	(5)	2.50	2.43
Net investment income after expense reimbursement(3)(4)%	0.90	(5)	0.89	0.49
Portfolio turnover rate %	44		97	14

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three year of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee period (February 16, 2005). Total return from commencement of offering of shares was 0.10% and (0.30)% for Class A and B, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XII (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,			November 15, 2004(1) to May 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.09 *	0.02
Net realized and unrealized loss on investments	$0.87		(0.20)	(0.05)
Total from investment operations	$0.96		(0.11)	(0.03)
Less distributions from:
Net investment income	$0.09		0.11	—
Total distributions	$0.09		0.11	—
Net asset value, end of period	$10.62		9.75	9.97
Total Return(2)%	9.87		(1.16)	(0.30)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,996		2,775	5,327
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.46		2.67	2.43
Net expenses after expense reimbursement(3)(4)%	2.50	(5)	2.50	2.43
Net investment income after expense reimbursement(3)(4)%	0.91	(5)	0.89	0.52
Portfolio turnover rate %	44		97	14

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three year of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.
**	Represents performance beginning on the first day of the Guarantee period (February 16, 2005). Total return from commencement of offering of shares was (0.30)% for Class C.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING Principal Protection Funds (“PPFs”) and the ING Index Plus LargeCap Equity Funds (“Index Plus LargeCap Equity”) are part of the ING Equity Trust (“IET” or the “Trust”), which is an open-end investment management company registered under the 1940 Act.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-two separate active funds. Twelve of the Funds included in this report are: ING Index Plus LargeCap Equity Fund (“Index Plus LargeCap Equity”) formerly ING Principal Protection Fund, ING Index Plus LargeCap Equity Fund II (“Index Plus LargeCap Equity II” formerly, ING Principal Protection Fund II), ING Principal Protection Fund III (“Principal Protection III” or “PPF III”), ING Principal Protection Fund IV (“Principal Protection IV” or “PPF IV”), ING Principal Protection Fund V (“Principal Protection V” or “PPF V”), ING Principal Protection Fund VI (“Principal Protection VI” or “PPF VI”), ING Principal Protection Fund VII (“Principal Protection VII” or “PPF VII”), ING Principal Protection Fund VIII (“Principal Protection VIII” or “PPF VIII”), ING Principal Protection Fund IX (“Principal Protection IX” or “PPF IX”), ING Principal Protection Fund X (“Principal Protection X” or “PPF X”), ING Principal Protection Fund XI (“Principal Protection XI” or “PPF XI”), and ING Principal Protection Fund XII (“Principal Protection XII” or “PPF XII”), (each a “Fund”; collectively the “Funds”).

Each PPF has an Offering Period, a Guarantee Period and an Index Plus LargeCap Period. Shares of each PPF will be offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. Each PPF will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period. During the Guarantee Period, each PPF seeks to participate in favorable equity market conditions while preserving at least the principal amount of the PPF as of the inception of the Guarantee Period. Each PPF guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period, less certain expenses not covered by the expense limitation agreement, provided that all distributions received from the PPF have been reinvested and no shares have been redeemed. During the Index Plus LargeCap Period, which will commence immediately following the Guarantee Period, each PPF seeks to outperform the total return performance of the S&P 500® Index, while maintaining a risk profile consistent with the index.

The following table presents the time periods for each PPF’s three phases:

	Offering Period		Guarantee Period	Commencement of Index Plus LargeCap Equity
PPF III	03/01/02 — 05/30/02	*	06/06/02 — 06/05/07	06/06/07
PPF IV	07/01/02 — 09/30/02	*	10/08/02 — 10/08/07	10/09/07
PPF V	11/01/02 — 01/15/03	*	01/23/03 — 01/22/08	01/23/08
PPF VI	02/03/03 — 04/15/03	*	04/24/03 — 04/23/08	04/24/08
PPF VII	05/01/03 — 06/24/03	*	06/30/03 — 06/26/08	06/27/08
PPF VIII	10/01/03 — 12/15/03	*	12/23/03 — 12/22/08	12/23/08
PPF IX	02/02/04 — 04/15/04	*	04/22/04 — 04/21/09	04/22/09
PPF X	05/03/04 — 08/09/04	*	08/17/04 — 08/14/09	08/15/09
PPF XI	08/16/04 — 11/11/04	*	11/18/04 — 11/18/09	11/19/09
PPF XII	11/15/04 — 02/09/05	*	02/16/05 — 02/16/10	02/17/10

*	A Quiet Period between the Offering Period and the Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from the Funds pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Effective October 12, 2006 and February 1, 2007, the maximum Class A sales charge for Index Plus LargeCap Equity and Index Plus LargeCap Equity II, respectively, have been reduced to 3.00%.

Effective, December 15, 2006 and February 1, 2007, Class B Shares of Index Plus LargeCap Equity and Index Plus LargeCap Equity II are closed to new investment, except that: (1) Class B shares of Index Plus LargeCap Equity may be purchased through the reinvestment of dividends issued by Class B shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under the Prospectus, existing shareholders of the Index Plus LargeCap Equity may acquire Class B shares of the Index Plus LargeCap Equity through the exchange of other funds in the ING mutual funds complex.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the

Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at a time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.

Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. For the year ended May 31, 2007, the Funds did not enter into foreign currency exchange transactions.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The Characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the subchapter M of the Internal Revenue code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Guarantee Fees. Each PPF’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. Each PPF pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period.

MBIA Insurance Corporation (“MBIA”), 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the PPF’s pursuant to a written agreement with ING Investments, ING Investment Management Co. and the Trust. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the PPF, the insurance policy to support the PPF’s Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for a PPF. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.

Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J.	Securities Lending. Index Plus LargeCap Equity Funds have the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund has the right to use collateral to offset losses incurred. There would be potential loss to each Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2007, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap Equity	$153,619,197	$146,701,280
Index Plus LargeCap Equity II	153,567,379	127,600,718
PPF III	27,157,199	31,683,103
PPF IV	114,078,778	131,042,035
PPF V	85,012,086	95,311,972
PPF VI	63,589,323	70,454,809
PPF VII	30,482,731	35,263,214
PPF VIII	21,966,718	22,637,480
PPF IX	19,016,723	18,477,265
PPF X	44,410,601	28,836,270
PPF XI	10,628,197	10,853,459
PPF XII	5,109,698	5,153,192

U.S. Government securities not included above were as follows:

	Purchases	Sales
Index Plus LargeCap Equity	$—	$121,972,238
Index Plus LargeCap Equity II	—	197,808,785
PPF III	—	44,767,710
PPF IV	9,429,000	91,362,424
PPF V	27,049,221	106,034,343
PPF VI	65,440,207	60,442,867
PPF VII	30,845,358	61,813,595
PPF VIII	17,087,825	40,674,088
PPF IX	12,185,631	27,886,548
PPF X	3,611,708	32,418,455
PPF XI	8,931,306	18,733,303
PPF XII	1,408,127	6,030,134

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for Index Plus LargeCap Equity and Index Plus LargeCap Equity II is 0.45% of their average daily net assets. The fee for each PPF is 0.25% during its Offering Period and 0.45% during its Index Plus LargeCap Period. For PPF III — PPF VII, the fee during the Guarantee Period is 0.80%. During the Guarantee Period for PPF VIII — PPF XII, the maximum fee is 0.80% on the Equity Component and 0.55% on both the Fixed Component and Exchange Traded Fund/Futures Strategy Component of their average daily net assets.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”) a registered investment adviser, serves as sub-adviser to the Funds.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. These fees are not subject to recoupment. For the year ended May 31, 2007, the Funds waived the following amounts:

Amount Waived
Index Plus LargeCap Equity	$130
Index Plus LargeCap Equity II	188
PPF III	246
PPF IV	390
PPF V	303
PPF VI	249
PPF VII	111
PPF VIII	36
PPF IX	22
PPF X	13
PPF XI	5
PPF XII	2

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. Each Fund compensates the Administrator with a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Adviser, ING IM, the Administrator and ING Funds Distributor, LLC (“IFD” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class Q
Index Plus LargeCap Equity	0.25%	1.00%	1.00%	0.25%
Index Plus LargeCap Equity II	0.25%	1.00%	1.00%	n/a
PPF III	0.25%	1.00%	1.00%	n/a
PPF IV	0.25%	1.00%	1.00%	0.25%
PPF V	0.25%	1.00%	1.00%	n/a
PPF VI	0.25%	1.00%	1.00%	n/a
PPF VII	0.25%	1.00%	1.00%	n/a
PPF VIII	0.25%	1.00%	1.00%	n/a
PPF IX	0.25%	1.00%	1.00%	n/a
PPF X	0.25%	1.00%	1.00%	n/a
PPF XI	0.25%	1.00%	1.00%	n/a
PPF XII	0.25%	1.00%	1.00%	n/a

For the year ended May 31, 2007, the Distributor did not retain any initial sales charges.

	Class A Shares	Class B Shares	Class C Shares
Contingent Deferred Sales Charges:
Index Plus LargeCap Equity	$14	n/a	n/a
Index Plus LargeCap Equity II	2	n/a	n/a
PPF III	n/a	n/a	n/a
PPF IV	n/a	n/a	n/a
PPF V	n/a	n/a	n/a
PPF VI	n/a	n/a	n/a
PPF VII	n/a	n/a	n/a
PPF VIII	n/a	n/a	n/a
PPF IX	n/a	n/a	n/a
PPF X	n/a	n/a	n/a
PPF XI	3,006	n/a	n/a
PPF XII	n/a	n/a	n/a

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Index Plus LargeCap Equity	$17,660	$3,936	$36,811	$—	$58,407
Index Plus LargeCap Equity II	28,958	6,455	59,390	—	94,803
PPF III	99,867	12,507	118,240	—	230,614
PPF IV	212,500	26,578	256,284	—	495,362
PPF V	166,066	20,769	198,422	—	385,257
PPF VI	150,563	18,830	181,350	—	350,743
PPF VII	74,293	9,294	89,270	—	172,857
PPF VIII	38,569	5,742	52,966	—	97,277
PPF IX	29,578	4,345	40,448	—	74,371
PPF X	24,688	3,573	31,575	—	59,836
PPF XI	16,129	2,370	20,868	12,917	52,284
PPF XII	7,860	1,170	10,715	—	19,745

IET has adopted a Retirement Policy covering all independent trustees of each Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2007, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

	Payable for MBIA Fees	Payable for Custody Fees	Payable for Legal Fees	Payable for Postage Fees	Payable for Printing Fees	Payable for Transfer Agent Fees	Payable for Miscellaneous Fees
Index Plus LargeCap Equity	$—	$—	$11,684	$—	$34,600	$30,735	$—
PPF IV	87,708	—	—	—	—	—	—
PPF VI	62,140	—	—	—	—	—	—
PPF VII	30,671	—	—	—	—	—	—
PPF VIII	—	—	—	28,106	28,389	—	—
PPF IX	—	15,940	—	28,689	—	—	—
PPF X	—	12,846	—	—	—	—	—
PPF XI	7,821	12,447	—	6,561	—	8,741	—
PPF XII	3,860	8,715	—	—	—	3,202	3,276

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class Q
PPF III	1.75%	2.50%	2.50%	n/a
PPF IV	1.75%	2.50%	2.50%	1.75%
PPF V	1.75%	2.50%	2.50%	n/a
PPF VI	1.75%	2.50%	2.50%	n/a
PPF VII(1)	1.75%	2.50%	2.50%	n/a
PPF VIII	1.75%	2.50%	2.50%	n/a
PPF IX	1.75%	2.50%	2.50%	n/a
PPF X	1.75%	2.50%	2.50%	n/a
PPF XI	1.75%	2.50%	2.50%	n/a
PPF XII	1.75%	2.50%	2.50%	n/a

(1)

The Expense Limitation Agreement for PPF VII was modified May 1, 2004 into a tier structure based on the percentage of assets in the Equity Component. Under this tier structure, the Investment Adviser will limit expenses to a maximum of 1.75%, 2.50% and 2.50% for Classes A, B and C, respectively, excluding expenses such as interest, taxes, brokerage and extraordinary expenses. The actual expense limitation rates from May 31, 2004 to May 31, 2005 were 1.46%, 2.21% and 2.21% for Classes A, B and C, respectively. The actual expense limitation rates from May 31, 2005 to May 31, 2006 were 1.75%, 2.50% and 2.50% for Classes A, B and C, respectively.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, that Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2007, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2008	2009	2010	Total
PPF VII	$103,386	$—	$—	$103,386
PPF XII	—	28,146	—	28,146

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2007:

	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap Equity	7	$2,327,143	6.05%
Index Plus LargeCap Equity II	7	2,062,857	5.74%
PPF V	3	840,000	5.75%
PPF VI	1	530,000	5.52%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Index Plus LargeCap Equity (Number of Shares)
Shares sold	19,640	—	—	—
Dividends reinvested	20,883	31,106	154,567	199,169
Shares redeemed	(919,216)	(673,796)	(10,450,574)	(4,782,935)

Net decrease in shares outstanding	(878,693)	(642,690)	(10,296,007)	(4,583,766)

Index Plus LargeCap Equity ($)
Shares sold	$196,898	$—	$—	$—
Dividends reinvested	208,224	303,285	1,538,594	1,943,888
Shares redeemed	(9,201,387)	(6,650,627)	(104,535,311)	(47,005,553)

Net decrease	$(8,796,265)	$(6,347,342)	$(102,996,717)	$(45,061,665)

	Class C		Class Q
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Index Plus LargeCap Equity (Number of Shares)
Shares sold	3,689	—	—	—
Dividends reinvested	10,909	17,514	204	200
Shares redeemed	(813,459)	(1,151,202)	(3,903)	(25,168)

Net decrease in shares outstanding	(798,861)	(1,133,688)	(3,699)	(24,968)

Index Plus LargeCap Equity ($)
Shares sold	$39,404	$—	$—	$—
Dividends reinvested	110,388	171,639	2,048	1,966
Shares redeemed	(8,223,037)	(11,355,140)	(39,109)	(249,744)

Net decrease	$(8,073,245)	$(11,183,501)	$(37,061)	$(247,778)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Index Plus LargeCap Equity Fund II (Number of Shares)
Shares sold	157,125	—	—	—
Dividends reinvested	41,773	51,981	358,794	388,101
Shares redeemed	(1,159,143)	(983,030)	(14,730,188)	(6,349,149)

Net decrease in shares outstanding	(960,245)	(931,049)	(14,371,394)	(5,961,048)

Index Plus LargeCap Equity Fund II ($)
Shares sold	$1,523,179	$—	$—	$—
Dividends reinvested	399,399	491,739	3,435,833	3,674,885
Shares redeemed	(11,216,527)	(9,440,582)	(141,875,714)	(60,794,351)

Net decrease	$(9,293,949)	$(8,948,843)	$(138,439,881)	$(57,119,466)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Index Plus LargeCap Equity Fund II (Number of Shares)
Shares sold	13,618	—
Dividends reinvested	34,011	47,860
Shares redeemed	(1,869,985)	(2,051,427)

Net decrease in shares outstanding	(1,822,356)	(2,003,567)

Index Plus LargeCap Equity Fund II ($)
Shares sold	$131,510	$—
Dividends reinvested	327,904	455,147
Shares redeemed	(18,131,406)	(19,720,368)

Net decrease	$(17,671,992)	$(19,265,221)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund III (Number of Shares)
Dividends reinvested	37,220	40,089	286,166	293,694
Shares redeemed	(318,154)	(636,574)	(3,590,369)	(5,381,274)

Net decrease in shares outstanding	(280,934)	(596,485)	(3,304,203)	(5,087,580)

Principal Protection Fund III ($)
Dividends reinvested	$366,354	$386,061	$2,823,281	$2,826,711
Shares redeemed	(3,135,586)	(6,219,092)	(35,323,126)	(52,423,016)

Net decrease	$(2,769,232)	$(5,833,031)	$(32,499,845)	$(49,596,305)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund III (Number of Shares)
Dividends reinvested	17,841	25,229
Shares redeemed	(772,555)	(1,138,454)

Net decrease in shares outstanding	(754,714)	(1,113,225)

Principal Protection Fund III ($)
Dividends reinvested	$176,968	$244,470
Shares redeemed	(7,658,242)	(11,134,704)

Net decrease	$(7,481,274)	$(10,890,234)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund IV (Number of Shares)
Dividends reinvested	50,787	45,876	659,691	407,834
Shares redeemed	(620,633)	(1,123,796)	(5,943,920)	(8,913,971)

Net decrease in shares outstanding	(569,846)	(1,077,920)	(5,284,229)	(8,506,137)

Principal Protection Fund IV ($)
Dividends reinvested	$546,976	$479,858	$7,111,461	$4,270,017
Shares redeemed	(6,662,949)	(11,831,527)	(63,867,415)	(93,677,960)

Net decrease	$(6,115,973)	$(11,351,669)	$(56,755,954)	$(89,407,943)

	Class C		Class Q
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund IV (Number of Shares)
Dividends reinvested	64,738	46,942	1,298	595
Shares redeemed	(1,247,427)	(2,400,736)	(442)	(60,464)

Net increase (decrease) in shares outstanding	(1,182,689)	(2,353,794)	856	(59,869)

Principal Protection Fund IV ($)
Dividends reinvested	$701,763	$493,363	$14,034	$6,246
Shares redeemed	(13,466,797)	(25,278,434)	(4,845)	(630,477)

Net increase (decrease)	$(12,765,034)	$(24,785,071)	$9,189	$(624,231)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund V (Number of Shares)
Dividends reinvested	51,192	44,717	430,963	323,489
Shares redeemed	(778,926)	(995,261)	(5,678,086)	(8,546,359)

Net decrease in shares outstanding	(727,734)	(950,544)	(5,247,123)	(8,222,870)

Principal Protection Fund V ($)
Dividends reinvested	$519,091	$441,356	$4,377,408	$3,199,283
Shares redeemed	(7,913,191)	(9,902,918)	(57,448,447)	(84,767,488)

Net decrease	$(7,394,100)	$(9,461,562)	$(53,071,039)	$(81,568,205)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund V (Number of Shares)
Dividends reinvested	27,252	23,373
Shares redeemed	(874,668)	(1,624,326)

Net decrease in shares outstanding	(847,416)	(1,600,953)

Principal Protection Fund V ($)
Dividends reinvested	$278,516	$231,861
Shares redeemed	(8,893,643)	(16,156,874)

Net decrease	$(8,615,127)	$(15,925,013)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund VI (Number of Shares)
Dividends reinvested	21,565	25,571	196,552	143,057
Shares redeemed	(584,874)	(969,227)	(5,125,388)	(7,743,763)

Net decrease in shares outstanding	(563,309)	(943,656)	(4,928,836)	(7,600,706)

Principal Protection Fund VI ($)
Dividends reinvested	$220,396	$252,132	$2,012,696	$1,413,830
Shares redeemed	(5,976,290)	(9,603,783)	(51,923,434)	(76,565,988)

Net decrease	$(5,755,894)	$(9,351,651)	$(49,910,738)	$(75,152,158)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund VI (Number of Shares)
Dividends reinvested	12,146	8,842
Shares redeemed	(792,890)	(1,779,638)

Net decrease in shares outstanding	(780,744)	(1,770,796)

Principal Protection Fund VI ($)
Dividends reinvested	$125,107	$87,803
Shares redeemed	(8,062,862)	(17,641,534)

Net decrease	$(7,937,755)	$(17,553,731)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund VII (Number of Shares)
Dividends reinvested	4,487	23,571	8,417	197,277
Shares redeemed	(263,200)	(642,056)	(2,575,468)	(4,285,829)

Net decrease in shares outstanding	(258,713)	(618,485)	(2,567,051)	(4,088,552)

Principal Protection Fund VII ($)
Dividends reinvested	$45,585	$229,345	$86,375	$1,937,257
Shares redeemed	(2,637,519)	(6,302,333)	(25,961,868)	(42,315,808)

Net decrease	$(2,591,934)	$(6,072,988)	$(25,875,493)	$(40,378,551)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund VII (Number of Shares)
Dividends reinvested	—	22,688
Shares redeemed	(521,191)	(1,208,528)

Net decrease in shares outstanding	(521,191)	(1,185,840)

Principal Protection Fund VII ($)
Dividends reinvested	$—	$222,324
Shares redeemed	(5,221,942)	(11,931,909)

Net decrease	$(5,221,942)	$(11,709,585)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund VIII (Number of Shares)
Dividends reinvested	10,884	23,085	52,831	74,009
Shares redeemed	(387,077)	(657,270)	(1,606,149)	(2,301,769)

Net decrease in shares outstanding	(376,193)	(634,185)	(1,553,318)	(2,227,760)

Principal Protection Fund VIII ($)
Dividends reinvested	$111,895	$228,971	$544,673	$733,428
Shares redeemed	(3,928,814)	(6,539,174)	(16,341,764)	(22,860,333)

Net decrease	$(3,816,919)	$(6,310,203)	$(15,797,091)	$(22,126,905)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund VIII (Number of Shares)
Dividends reinvested	3,678	7,188
Shares redeemed	(318,046)	(1,062,504)

Net decrease in shares outstanding	(314,368)	(1,055,316)

Principal Protection Fund VIII ($)
Dividends reinvested	$38,177	$71,453
Shares redeemed	(3,209,871)	(10,573,040)

Net decrease	$(3,171,694)	$(10,501,587)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund IX (Number of Shares)
Dividends reinvested	14,267	18,092	85,378	85,532
Shares redeemed	(212,076)	(380,083)	(991,814)	(1,108,578)

Net decrease in shares outstanding	(197,809)	(361,991)	(906,436)	(1,023,046)

Principal Protection Fund IX ($)
Dividends reinvested	$147,526	$180,559	$883,660	$855,316
Shares redeemed	(2,176,102)	(3,829,592)	(10,169,261)	(11,133,148)

Net decrease	$(2,028,576)	$(3,649,033)	$(9,285,601)	$(10,277,832)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund IX (Number of Shares)
Dividends reinvested	6,674	11,222
Shares redeemed	(219,147)	(838,141)

Net decrease in shares outstanding	(212,473)	(826,919)

Principal Protection Fund IX ($)
Dividends reinvested	$69,540	$112,556
Shares redeemed	(2,237,565)	(8,435,161)

Net decrease	$(2,168,025)	$(8,322,605)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund X (Number of Shares)
Dividends reinvested	20,208	47,295	65,737	113,117
Shares redeemed	(319,351)	(524,488)	(697,300)	(766,980)

Net decrease in shares outstanding	(299,143)	(477,193)	(631,563)	(653,863)

Principal Protection Fund X ($)
Dividends reinvested	$208,148	$470,585	$677,088	$1,126,641
Shares redeemed	(3,249,398)	(5,304,227)	(7,137,311)	(7,756,528)

Net decrease	$(3,041,250)	$(4,833,642)	$(6,460,223)	$(6,629,887)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund X (Number of Shares)
Dividends reinvested	8,646	17,685
Shares redeemed	(203,664)	(564,447)

Net decrease in shares outstanding	(195,018)	(546,762)

Principal Protection Fund X ($)
Dividends reinvested	$89,490	$176,499
Shares redeemed	(2,079,982)	(5,741,191)

Net decrease	$(1,990,492)	$(5,564,692)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund XI (Number of Shares)
Dividends reinvested	9,322	12,030	28,510	21,159
Shares redeemed	(283,358)	(225,598)	(520,967)	(543,755)

Net decrease in shares outstanding	(274,036)	(213,568)	(492,457)	(522,596)

Principal Protection Fund XI ($)
Dividends reinvested	$96,480	$119,453	$294,506	$210,197
Shares redeemed	(2,887,005)	(2,250,088)	(5,323,835)	(5,404,263)

Net decrease	$(2,790,525)	$(2,130,635)	$(5,029,329)	$(5,194,066)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund XI (Number of Shares)
Dividends reinvested	3,466	2,991
Shares redeemed	(142,747)	(239,329)

Net decrease in shares outstanding	(139,281)	(236,338)

Principal Protection Fund XI ($)
Dividends reinvested	$35,873	$29,698
Shares redeemed	(1,457,685)	(2,372,379)

Net decrease	$(1,421,812)	$(2,342,681)

	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund XII (Number of Shares)
Dividends reinvested	3,678	5,714	10,961	12,290
Shares redeemed	(176,913)	(166,920)	(158,912)	(210,380)

Net decrease in shares outstanding	(173,235)	(161,206)	(147,951)	(198,090)

Principal Protection Fund XII ($)
Dividends reinvested	$37,709	$56,393	$112,246	$121,177
Shares redeemed	(1,798,646)	(1,662,265)	(1,617,490)	(2,079,467)

Net decrease	$(1,760,937)	$(1,605,872)	$(1,505,244)	$(1,958,290)

	Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006
Principal Protection Fund XII (Number of Shares)
Dividends reinvested	676	2,295
Shares redeemed	(97,231)	(251,832)

Net decrease in shares outstanding	(96,555)	(249,537)

Principal Protection Fund XII ($)
Dividends reinvested	$6,960	$22,650
Shares redeemed	(975,491)	(2,491,743)

Net decrease	$(968,531)	$(2,469,093)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of May 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Index Plus LargeCap Equity	$(250,186)	$249,454	$732
Index Plus LargeCap Equity II	—	(1,743)	1,743
PPF III	(47,878)	44,730	3,148
PPF IV	—	(12,939)	12,939
PPF V	—	(9,151)	9,151
PPF VI	—	(7,819)	7,819
PPF VII	—	(3,938)	3,938
PPF VIII	—	(2,716)	2,716
PPF IX	—	(2,301)	2,301
PPF X	—	(2,107)	2,107
PPF XI	—	(1,239)	1,239
PPF XII	—	(560)	560

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2007		Year Ended May 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Index Plus LargeCap Equity	$2,392,551	$—	$3,105,000	$—
Index Plus LargeCap Equity II	5,552,646	—	6,153,605	—
PPF III	4,277,634	—	4,363,506	—
PPF IV	2,208,492	8,238,997	2,031,385	4,471,587
PPF V	3,303,399	2,614,729	4,372,065	—
PPF VI	2,265,409	448,230	2,015,841	—
PPF VII	154,507	—	1,582,496	1,182,567
PPF VIII	856,512	—	1,252,159	—
PPF IX	907,282	355,649	1,320,304	152
PPF X	726,811	410,518	1,911,672	161,437
PPF XI	436,168	82,061	439,730	808
PPF XII	190,768	—	251,634	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap Equity	$—	$—	$8,194,485	$(4,401,607)	2011
Index Plus LargeCap Equity II	108,616	—	10,013,704	(23,837,774)	2011
PPF III	—	—	11,556,604	(14,168,171)	2011
PPF IV	3,233,959	10,612,049	48,004,563	—	—
PPF V	2,144,963	4,532,398	9,968,307	—	—
PPF VI	1,459,889	4,155,327	8,996,247	—	—
PPF VII	661,517	1,306,302	3,711,587	—	—
PPF VIII	633,550	1,191,546	2,783,958	—	—
PPF IX	461,000	1,230,196	2,537,623	—	—
PPF X	507,482	379,835	2,586,136	—	—
PPF XI	245,379	566,424	1,248,337	—	—
PPF XII	38,403	190,381	573,203	—	—

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 12 — LITIGATION

Lawsuits were filed by certain shareholders on behalf of Index Plus LargeCap Equity, Principal Protection II, and Principal Protection IV (collectively the “Funds”) against ING Investments, the Funds’ Investment Adviser, ING IM, the Funds’ Sub-Adviser, IFD, the Funds’ Distributor and certain of the independent trustees of the Funds (collectively, the “Defendants”) that allege, among other things, that the Funds’ advisory fees, sub-advisory fees and certain 12b-1 fees are excessive. The claims regarding 12b-1 fees and the claims against the Independent Trustees were dismissed. The Funds were named as nominal defendants in each of these suits. The suits sought recovery by the Funds from the Defendants of any fees found to be excessive.

On July 19, 2006, the United States District Court District of Massachusetts approved the terms of a settlement of the matter. Under the terms of the settlement, ING Investments and ING IM, Defendants, made an aggregate payment of $1.5 million to the Funds on August 21, 2006 as follows:

Index Plus LargeCap Equity	$241,820
Index Plus LargeCap Equity II	502,489
PPF IV	755,691

In addition, under the terms of the settlement, the Defendants have agreed, subject to the approval of the Trustees of the PPFs, to reduce for a period of ten years the advisory fee of the PPFs during the Index Plus LargeCap Period from 0.60% to 0.45% of average daily net assets.

Lawsuits were filed by certain shareholders on behalf of Principal Protection III, Principal Protection VI, and Principal Protection VII (the “Funds”) against ING Investments, LLC, the Funds’ Investment Manager, and ING IM, the Funds’ Sub-Adviser, (collectively, the “Defendants”) that allege, among other things, that the Funds’ advisory fees, and sub-advisory fees are excessive. The Funds are named as nominal defendants in each of these suits. The suits seek recovery by the Funds from the Defendants of any fees found to be excessive. A settlement in principle has been reached. Final settlement of the claims is contingent on court approval.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, this would be no later than their November 30, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of May 31, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS

Effective June 6, 2007, PPF III changed its name from ING Principal Protection Fund III to ING Index Plus LargeCap Equity Fund III. In connection with the name change, the maximum Class A sales charge has been reduced to 3.00%, the management fee was lowered to 0.45% of its average daily net assets and the Class C deferred sales charge was lowered to 0.75%.

Effective June 6, 2007, Class B shares of PPF III are closed to new investment except that (1) Class B Shares of the PPF III may be purchased through the reinvestment of dividends issued by Class B shares of the PPF III; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under the Prospectus, existing shareholders of the PPF III may acquire Class B shares of the PPF III through the exchange of other funds in the ING mutual funds complex.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’S variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•

Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•

ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•

In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with law, disclosed limits, and other requirements.

•

The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•

ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT- endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement products customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of

ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING INDEX PLUS LARGECAP EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.6%
Advertising: 1.1%
4,900		Omnicom Group	$515,970

			515,970

Aerospace/Defense: 4.5%
2,970		Boeing Co.	298,752
6,000		Lockheed Martin Corp.	588,600
8,883		Raytheon Co.	493,895
9,800		United Technologies Corp.	691,390

			2,072,637

Agriculture: 1.8%
6,540		Altria Group, Inc.	464,994
1,900		Reynolds American, Inc.	123,576
4,700		UST, Inc.	250,933

			839,503

Apparel: 0.8%
6,940	@	Coach, Inc.	356,438

			356,438

Auto Manufacturers: 0.2%
1,300		Paccar, Inc.	113,399

			113,399

Banks: 6.4%
21,971		Bank of America Corp.	1,114,149
2,500		Bank of New York Co., Inc.	101,400
2,500		Comerica, Inc.	157,075
400		Compass Bancshares, Inc.	28,000
6,900		Huntington Bancshares, Inc.	154,974
7,600		Regions Financial Corp.	271,092
12,519		Wachovia Corp.	678,405
12,700		Wells Fargo & Co.	458,343

			2,963,438

Beverages: 1.2%
4,300		Anheuser-Busch Cos., Inc.	229,362
3,770		Pepsi Bottling Group, Inc.	131,912
2,780		PepsiCo, Inc.	189,957

			551,231

Biotechnology: 0.5%
3,562	@	Amgen, Inc.	200,647
800	@	Medimmune, Inc.	46,304

			246,951

Chemicals: 0.7%
1,600		Ashland, Inc.	96,512
1,300		International Flavors & Fragrances, Inc.	66,729
800		Monsanto Co.	49,280
2,600		Sigma-Aldrich Corp.	112,528

			325,049

Commercial Services: 1.0%
1,900	@	Apollo Group, Inc.	91,143
4,000	@	Convergys Corp.	102,960
4,180		McKesson Corp.	263,883

			457,986

Computers: 7.7%
300	@	Affiliated Computer Services, Inc.	17,505
2,300	@	Apple, Inc.	279,588
20,300	@	Dell, Inc.	545,461
5,700		Electronic Data Systems Corp.	164,217

Shares			Value

24,900	@	EMC Corp.	$420,561
16,467		Hewlett-Packard Co.	752,707
10,170		International Business Machines Corp.	1,084,122
2,800	@	Lexmark International, Inc.	145,404
2,300	@	Network Appliance, Inc.	74,037
1,800	@	Sandisk Corp.	78,390

			3,561,992

Cosmetics/Personal Care: 2.0%
1,400		Estee Lauder Cos., Inc.	66,220
13,211		Procter & Gamble Co.	839,559

			905,779

Diversified Financial Services: 8.8%
3,630		American Express Co.	235,877
23,250		Citigroup, Inc.	1,266,893
2,700		Goldman Sachs Group, Inc.	623,214
18,400		JP Morgan Chase & Co.	953,672
1,000		Lehman Brothers Holdings, Inc.	73,380
2,810		Merrill Lynch & Co., Inc.	260,571
6,740		Morgan Stanley	573,170
1,300		SLM Corp.	73,073

			4,059,850

Electric: 3.1%
5,300		Edison International	308,831
5,000		Entergy Corp.	564,500
700		FPL Group, Inc.	44,751
1,200		PG&E Corp.	59,112
3,900		Public Service Enterprise Group, Inc.	346,866
1,500		TXU Corp.	101,175

			1,425,235

Electronics: 0.1%
1,500		Tektronix, Inc.	45,405

			45,405

Environmental Control: 0.4%
4,900		Waste Management, Inc.	189,483

			189,483

Food: 1.4%
1,400		Campbell Soup Co.	55,580
8,600		General Mills, Inc.	526,664
2,000		Safeway, Inc.	68,960

			651,204

Forest Products & Paper: 0.4%
3,100		Temple-Inland, Inc.	195,300

			195,300

Gas: 0.1%
600		KeySpan Corp.	25,002

			25,002

Hand/Machine Tools: 0.4%
940		Snap-On, Inc.	50,826
1,900		Stanley Works	120,137

			170,963

Healthcare — Products: 1.1%
2,400		Baxter International, Inc.	136,416
800		Biomet, Inc.	34,896
5,250		Johnson & Johnson	332,168

			503,480

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Healthcare — Services: 2.5%
2,140		Aetna, Inc.	$113,270
1,135	@	Coventry Health Care, Inc.	67,725
2,550	@	Humana, Inc.	158,228
9,740		UnitedHealth Group, Inc.	533,460
3,160	@	WellPoint, Inc.	257,256

			1,129,939

Home Builders: 0.2%
2,300		KB Home	105,547

			105,547

Home Furnishings: 0.1%
200		Harman International Industries, Inc.	23,730

			23,730

Household Products/Wares: 0.2%
1,100		Kimberly-Clark Corp.	78,056

			78,056

Insurance: 5.6%
3,900	@@	ACE Ltd.	240,123
3,650		Allstate Corp.	224,475
6,700		American International Group, Inc.	484,678
4,780		Chubb Corp.	262,279
200		Cigna Corp.	33,526
5,900		Genworth Financial, Inc.	212,990
1,800		Hartford Financial Services Group, Inc.	185,706
1,410		Metlife, Inc.	95,880
1,000		MGIC Investment Corp.	65,000
7,300		Progressive Corp.	168,265
3,960		Prudential Financial, Inc.	403,999
1,030		Safeco Corp.	64,633
2,500		Travelers Cos., Inc.	135,425

			2,576,979

Internet: 1.5%
3,300	@	Amazon.com, Inc.	228,162
200	@	Google, Inc.	99,550
2,200	@	IAC/InterActiveCorp.	76,120
8,300	@	Symantec Corp.	165,917
3,300	@	VeriSign, Inc.	98,439

			668,188

Iron/Steel: 1.3%
5,600		Nucor Corp.	378,224
2,000		United States Steel Corp.	226,320

			604,544

Lodging: 0.1%
600		Harrah’s Entertainment, Inc.	51,270

			51,270

Machinery — Construction & Mining: 0.4%
2,300		Caterpillar, Inc.	180,734

			180,734

Machinery — Diversified: 0.6%
3,100		Cummins, Inc.	292,113

			292,113

Media: 2.6%
1,600		Clear Channel Communications, Inc.	61,440
8,140		McGraw-Hill Cos., Inc.	572,323
15,370		Walt Disney Co.	544,713

			1,178,476

Shares			Value

Mining: 0.3%
2,900		Alcoa, Inc.	$119,712

			119,712

Miscellaneous Manufacturing: 4.4%
4,400		Cooper Industries Ltd.	235,752
4,600		Eastman Kodak Co.	116,656
3,180		Eaton Corp.	298,093
20,480		General Electric Co.	769,638
700		Illinois Tool Works, Inc.	36,904
3,250		Parker Hannifin Corp.	329,420
7,600	@@	Tyco International Ltd.	253,536

			2,039,999

Office/Business Equipment: 0.6%
15,640	@	Xerox Corp.	295,127

			295,127

Oil & Gas: 10.3%
13,752		Chevron Corp.	1,120,650
1,917		ConocoPhillips	148,433
25,440	S	ExxonMobil Corp.	2,115,845
5,170		Marathon Oil Corp.	640,098
6,540		Occidental Petroleum Corp.	359,504
5,200		Valero Energy Corp.	388,024

			4,772,554

Oil & Gas Services: 0.8%
7,460		Halliburton Co.	268,187
1,100	@	National Oilwell Varco, Inc.	103,895

			372,082

Packaging & Containers: 0.3%
3,900	@	Pactiv Corp.	132,483

			132,483

Pharmaceuticals: 6.3%
4,780		AmerisourceBergen Corp.	244,832
1,400	@	Barr Pharmaceuticals, Inc.	74,648
3,600		Bristol-Myers Squibb Co.	109,116
5,800	@	Forest Laboratories, Inc.	294,118
700	@	Gilead Sciences, Inc.	57,939
7,180	@	King Pharmaceuticals, Inc.	152,503
7,500		Merck & Co., Inc.	393,375
6,300		Mylan Laboratories	124,551
33,034		Pfizer, Inc.	908,105
16,600		Schering-Plough Corp.	543,484

			2,902,671

Real Estate Investment Trusts: 0.1%
700		Archstone-Smith Trust	43,190

			43,190

Retail: 5.3%
500	@	Autozone, Inc.	64,315
3,200	@	Big Lots, Inc.	100,800
1,000		Dollar General Corp.	21,640
4,450		Family Dollar Stores, Inc.	149,743
5,938	@	Federated Department Stores, Inc.	237,104
9,070		Gap, Inc.	167,976
1,500		JC Penney Co., Inc.	120,720
6,600	@	Kohl’s Corp.	497,112
950		McDonald’s Corp.	48,023
6,300		Nordstrom, Inc.	327,159
3,900		RadioShack Corp.	133,146

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Retail (continued)
950		Target Corp.	$59,309
5,630		TJX Cos., Inc.	157,471
7,670		Wal-Mart Stores, Inc.	365,092

			2,449,610

Savings & Loans: 0.6%
6,800		Washington Mutual, Inc.	297,296

			297,296

Semiconductors: 0.9%
7,700		Applied Materials, Inc.	147,070
1,200		Linear Technology Corp.	43,068
3,700	@	Novellus Systems, Inc.	113,553
5,600	@	Teradyne, Inc.	95,312

			399,003

Software: 2.5%
500	@	Autodesk, Inc.	22,725
6,010	@	BMC Software, Inc.	199,171
12,100		CA, Inc.	321,013
2,500	@	Citrix Systems, Inc.	84,025
2,500		First Data Corp.	81,750
4,400	@	Intuit, Inc.	134,200
10,450		Microsoft Corp.	320,502

			1,163,386

Telecommunications: 5.9%
3,500	@	ADC Telecommunications, Inc.	58,625
1,200		Alltel Corp.	82,224
17,795		AT&T, Inc.	735,645
1,100		CenturyTel, Inc.	54,362
31,570	@	Cisco Systems, Inc.	849,864
1,800	@	Juniper Networks, Inc.	43,938
15,310		Motorola, Inc.	278,489
5,400		Qualcomm, Inc.	231,930
4,000		Sprint Nextel Corp.	91,400
7,000		Verizon Communications, Inc.	304,710

			2,731,187

Toys/Games/Hobbies: 0.5%
7,900		Mattel, Inc.	221,279

			221,279

		Total Common Stock (Cost $35,922,820)	45,005,450

Principal Amount			Value

SHORT-TERM INVESTMENTS: 2.8%
Mutual Fund: 2.4%
$1,100,000	**	ING Institutional Prime Money Market Fund	$1,100,000

		Total Mutual Fund (Cost $1,100,000)	1,100,000

Repurchase Agreement: 0.4%
196,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $196,029 to be received upon repurchase (Collateralized by $158,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $201,035, due 11/15/22)		196,000

	Total Repurchase Agreement (Cost $196,000)		196,000

	Total Short-Term Investments (Cost $1,296,000)		1,296,000

	Total Investments in Securities (Cost $37,218,820)*	100.6%	$46,301,450
	Other Assets and Liabilities - Net	(0.6)	(180,505)

	Net Assets	100.0%	$46,120,945

@	Non-income producing security
@@	Foreign Issuer
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
**	Investment in affiliate
*	Cost for federal income tax purposes is $38,106,965.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,351,670
Gross Unrealized Depreciation	(157,185)

Net Unrealized Appreciation	$8,194,485

ING Index Plus LargeCap Equity Fund Open Futures Contracts on May 31, 2007

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	17	1,302,965	06/15/07	$27,307

				$27,307

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND II	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 100.0%
Advertising: 1.1%
8,150		Omnicom Group	$858,195

			858,195

Aerospace/Defense: 4.6%
4,970		Boeing Co.	499,932
9,800		Lockheed Martin Corp.	961,380
14,781		Raytheon Co.	821,824
16,180		United Technologies Corp.	1,141,499

			3,424,635

Agriculture: 1.9%
10,770		Altria Group, Inc.	765,747
3,130		Reynolds American, Inc.	203,575
7,800		UST, Inc.	416,442

			1,385,764

Apparel: 0.8%
11,500	@	Coach, Inc.	590,640

			590,640

Auto Manufacturers: 0.3%
2,200		Paccar, Inc.	191,906

			191,906

Banks: 6.6%
36,361		Bank of America Corp.	1,843,864
4,100		Bank of New York Co., Inc.	166,296
4,100		Comerica, Inc.	257,603
700		Compass Bancshares, Inc.	49,000
11,300		Huntington Bancshares, Inc.	253,798
12,517		Regions Financial Corp.	446,481
20,671		Wachovia Corp.	1,120,161
20,950		Wells Fargo & Co.	756,086

			4,893,289

Beverages: 1.2%
7,050		Anheuser-Busch Cos., Inc.	376,047
6,220		Pepsi Bottling Group, Inc.	217,638
4,600		PepsiCo, Inc.	314,318

			908,003

Biotechnology: 0.5%
5,868	@	Amgen, Inc.	330,544
1,300	@	Medimmune, Inc.	75,244

			405,788

Chemicals: 0.7%
2,700		Ashland, Inc.	162,864
2,130		International Flavors & Fragrances, Inc.	109,333
1,200		Monsanto Co.	73,920
4,300		Sigma-Aldrich Corp.	186,104

			532,221

Commercial Services: 1.0%
3,200	@	Apollo Group, Inc.	153,504
6,700	@	Convergys Corp.	172,458
7,030		McKesson Corp.	443,804

			769,766

Computers: 7.9%
500	@	Affiliated Computer Services, Inc.	29,175
3,700	@	Apple, Inc.	449,772
33,500	@	Dell, Inc.	900,145

Shares			Value

9,500		Electronic Data Systems Corp.	$273,695
41,200	@	EMC Corp.	695,868
27,152		Hewlett-Packard Co.	1,241,118
16,840		International Business Machines Corp.	1,795,144
4,670	@	Lexmark International, Inc.	242,513
3,700	@	Network Appliance, Inc.	119,103
3,000	@	Sandisk Corp.	130,650

			5,877,183

Cosmetics/Personal Care: 2.0%
2,250		Estee Lauder Cos., Inc.	106,425
21,748		Procter & Gamble Co.	1,382,085

			1,488,510

Diversified Financial Services: 9.0%
6,020		American Express Co.	391,180
38,400	S	Citigroup, Inc.	2,092,416
4,500		Goldman Sachs Group, Inc.	1,038,690
30,400		JP Morgan Chase & Co.	1,575,632
1,590		Lehman Brothers Holdings, Inc.	116,674
4,660		Merrill Lynch & Co., Inc.	432,122
11,100		Morgan Stanley	943,944
2,200		SLM Corp.	123,662

			6,714,320

Electric: 3.2%
8,690		Edison International	506,366
8,200		Entergy Corp.	925,780
1,100		FPL Group, Inc.	70,323
2,000		PG&E Corp.	98,520
6,500		Public Service Enterprise Group, Inc.	578,110
2,500		TXU Corp.	168,625

			2,347,724

Electronics: 0.1%
2,400		Tektronix, Inc.	72,648

			72,648

Environmental Control: 0.4%
8,030		Waste Management, Inc.	310,520

			310,520

Food: 1.4%
2,400		Campbell Soup Co.	95,280
14,200		General Mills, Inc.	869,608
3,300		Safeway, Inc.	113,784

			1,078,672

Forest Products & Paper: 0.4%
5,150		Temple-Inland, Inc.	324,450

			324,450

Gas: 0.1%
1,000		KeySpan Corp.	41,670

			41,670

Hand/Machine Tools: 0.4%
1,570		Snap-On, Inc.	84,890
3,100		Stanley Works	196,013

			280,903

Healthcare — Products: 1.1%
3,900		Baxter International, Inc.	221,676
1,300		Biomet, Inc.	56,706
8,650		Johnson & Johnson	547,286

			825,668

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND II	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Healthcare — Services: 2.5%
3,480		Aetna, Inc.	$184,196
1,890	@	Coventry Health Care, Inc.	112,776
4,200	@	Humana, Inc.	260,610
16,090		UnitedHealth Group, Inc.	881,249
5,180	@	WellPoint, Inc.	421,704

			1,860,535

Home Builders: 0.2%
3,700		KB Home	169,793

			169,793

Home Furnishings: 0.1%
400		Harman International Industries, Inc.	47,460

			47,460

Household Products/Wares: 0.2%
1,800		Kimberly-Clark Corp.	127,728

			127,728

Insurance: 5.7%
6,360	@@	ACE Ltd.	391,585
6,070		Allstate Corp.	373,305
11,100		American International Group, Inc.	802,974
7,990		Chubb Corp.	438,411
300		Cigna Corp.	50,289
9,800		Genworth Financial, Inc.	353,780
2,950		Hartford Financial Services Group, Inc.	304,352
2,300		Metlife, Inc.	156,400
1,600		MGIC Investment Corp.	104,000
12,130		Progressive Corp.	279,597
6,600		Prudential Financial, Inc.	673,332
1,680		Safeco Corp.	105,420
4,100		Travelers Cos., Inc.	222,097

			4,255,542

Internet: 1.5%
5,500	@	Amazon.com, Inc.	380,270
300	@	Google, Inc.	149,325
3,600	@	IAC/InterActiveCorp.	124,560
13,700	@	Symantec Corp.	273,863
5,500	@	VeriSign, Inc.	164,065

			1,092,083

Iron/Steel: 1.3%
9,290		Nucor Corp.	627,447
3,200		United States Steel Corp.	362,112

			989,559

Lodging: 0.1%
1,050		Harrah’s Entertainment, Inc.	89,723

			89,723

Machinery — Construction & Mining: 0.4%
3,900		Caterpillar, Inc.	306,462

			306,462

Machinery — Diversified: 0.6%
5,100		Cummins, Inc.	480,573

			480,573

Media: 2.6%
2,650		Clear Channel Communications, Inc.	101,760
13,470		McGraw-Hill Cos., Inc.	947,076
25,380		Walt Disney Co.	899,467

			1,948,303

Shares			Value

Mining: 0.3%
4,700		Alcoa, Inc.	$194,016

			194,016

Miscellaneous Manufacturing: 4.5%
7,300		Cooper Industries Ltd.	391,134
7,700		Eastman Kodak Co.	195,272
5,250		Eaton Corp.	492,135
33,720		General Electric Co.	1,267,198
1,200		Illinois Tool Works, Inc.	63,264
5,350		Parker Hannifin Corp.	542,276
12,500	@@	Tyco International Ltd.	417,000

			3,368,279

Office/Business Equipment: 0.7%
25,820	@	Xerox Corp.	487,223

			487,223

Oil & Gas: 10.6%
22,652		Chevron Corp.	1,845,911
3,103		ConocoPhillips	240,265
42,030	S	ExxonMobil Corp.	3,495,635
8,640		Marathon Oil Corp.	1,069,718
10,790		Occidental Petroleum Corp.	593,126
8,550		Valero Energy Corp.	638,001

			7,882,656

Oil & Gas Services: 0.8%
12,385		Halliburton Co.	445,241
1,800	@	National Oilwell Varco, Inc.	170,010

			615,251

Packaging & Containers: 0.3%
6,450	@	Pactiv Corp.	219,107

			219,107

Pharmaceuticals: 6.5%
7,900		AmerisourceBergen Corp.	404,638
2,400	@	Barr Pharmaceuticals, Inc.	127,968
6,000		Bristol-Myers Squibb Co.	181,860
9,480	@	Forest Laboratories, Inc.	480,731
1,200	@	Gilead Sciences, Inc.	99,324
11,830	@	King Pharmaceuticals, Inc.	251,269
12,410		Merck & Co., Inc.	650,905
10,450		Mylan Laboratories	206,597
54,596		Pfizer, Inc.	1,500,844
27,450		Schering-Plough Corp.	898,713

			4,802,849

Real Estate Investment Trusts: 0.1%
1,200		Archstone-Smith Trust	74,040

			74,040

Retail: 5.5%
900	@	Autozone, Inc.	115,767
5,300	@	Big Lots, Inc.	166,950
1,700		Dollar General Corp.	36,788
7,350		Family Dollar Stores, Inc.	247,328
9,720	@	Federated Department Stores, Inc.	388,120
15,020		Gap, Inc.	278,170
2,500		JC Penney Co., Inc.	201,200
10,850	@	Kohl’s Corp.	817,222
1,550		McDonald’s Corp.	78,353
10,450		Nordstrom, Inc.	542,669
6,500		RadioShack Corp.	221,910

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND II	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Retail (continued)
1,600		Target Corp.	$99,888
9,360		TJX Cos., Inc.	261,799
12,650		Wal-Mart Stores, Inc.	602,140

			4,058,304

Savings & Loans: 0.7%
11,180		Washington Mutual, Inc.	488,790

			488,790

Semiconductors: 0.9%
12,800		Applied Materials, Inc.	244,480
1,900		Linear Technology Corp.	68,191
6,100	@	Novellus Systems, Inc.	187,209
9,200	@	Teradyne, Inc.	156,584

			656,464

Software: 2.6%
900	@	Autodesk, Inc.	40,905
9,970	@	BMC Software, Inc.	330,406
20,100		CA, Inc.	533,253
4,200	@	Citrix Systems, Inc.	141,162
4,059		First Data Corp.	132,729
7,300	@	Intuit, Inc.	222,650
17,290		Microsoft Corp.	530,284

			1,931,389

Telecommunications: 6.1%
5,700	@	ADC Telecommunications, Inc.	95,475
2,000		Alltel Corp.	137,040
29,365		AT&T, Inc.	1,213,949
1,800		CenturyTel, Inc.	88,956
52,160	@	Cisco Systems, Inc.	1,404,147
3,000	@	Juniper Networks, Inc.	73,230
25,240		Motorola, Inc.	459,116
8,900		Qualcomm, Inc.	382,255
6,700		Sprint Nextel Corp.	153,095
11,500		Verizon Communications, Inc.	500,595

			4,507,858

Toys/Games/Hobbies: 0.5%
13,050		Mattel, Inc.	365,531

			365,531

		Total Common Stock (Cost $63,074,781)	74,341,993

Principal Amount			Value

SHORT-TERM INVESTMENTS: 0.7%
Mutual Fund: 0.6%
$400,000	**	ING Institutional Prime Money Market Fund	$400,000

		Total Mutual Fund (Cost $400,000)	400,000

Repurchase Agreement: 0.1%
101,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $101,015 to be received upon repurchase (Collateralized by $81,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $103,062, due 11/15/22)		101,000

	Total Repurchase Agreement (Cost $101,000)		101,000

	Total Short-Term Investments (Cost $501,000)		501,000

	Total Investments in Securities (Cost $63,575,781)*	100.7%	$74,842,993
	Other Assets and Liabilities - Net	(0.7)	(548,766)

	Net Assets	100.0%	$74,294,227

@	Non-income producing security
@@	Foreign Issuer
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
**	Investment in affiliate
*	Cost for federal income tax purposes is $64,829,289.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,255,427
Gross Unrealized Depreciation	(241,723)

Net Unrealized Appreciation	$10,013,704

ING Index Plus LargeCap Equity Fund II Open Futures Contracts on May 31, 2007

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500	1	383,225	06/14/07	$6,721

				$6,721

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 29.0%
Advertising: 0.1%
850		Omnicom Group	$89,505

			89,505

Aerospace/Defense: 0.7%
2,350		Boeing Co.	236,387
1,500		General Dynamics Corp.	120,360
550		L-3 Communications Holdings, Inc.	52,393
1,420		Lockheed Martin Corp.	139,302
1,327		Northrop Grumman Corp.	100,334
2,302		Raytheon Co.	127,991
3,660		United Technologies Corp.	258,213

			1,034,980

Agriculture: 0.4%
6,500		Altria Group, Inc.	462,150
1,600		Archer-Daniels-Midland Co.	56,064
800		Reynolds American, Inc.	52,032
900		UST, Inc.	48,051

			618,297

Airlines: 0.0%
1,400		Southwest Airlines Co.	20,034

			20,034

Apparel: 0.1%
1,700	@	Coach, Inc.	87,312
1,280		Nike, Inc.	72,640
300		Polo Ralph Lauren Corp.	29,259

			189,211

Auto Manufacturers: 0.1%
5,810		Ford Motor Co.	48,455
1,600		General Motors Corp.	47,984
1,000		Paccar, Inc.	87,230

			183,669

Auto Parts & Equipment: 0.1%
600	@	Goodyear Tire & Rubber Co.	21,282
500		Johnson Controls, Inc.	54,850

			76,132

Banks: 1.9%
15,240		Bank of America Corp.	772,820
2,300		Bank of New York Co., Inc.	93,288
1,544		BB&T Corp.	65,018
1,159		Capital One Financial Corp.	92,465
850		Comerica, Inc.	53,406
400		Compass Bancshares, Inc.	28,000
800		Fifth Third Bancorp.	33,888
3,100		Huntington Bancshares, Inc.	69,626
2,650		Keycorp.	94,367
900		Marshall & Ilsley Corp.	43,191
1,650		Mellon Financial Corp.	71,495
1,590		National City Corp.	54,998
400		Northern Trust Corp.	26,032
700		PNC Financial Services Group, Inc.	51,660
2,877		Regions Financial Corp.	102,623
950		State Street Corp.	64,857
700		SunTrust Banks, Inc.	62,503
3,550		US Bancorp.	122,759
6,261		Wachovia Corp.	339,284
11,200		Wells Fargo & Co.	404,208
250		Zions Bancorp.	20,115

			2,666,603

Shares			Value

Beverages: 0.6%
3,250		Anheuser-Busch Cos., Inc.	$173,355
5,350		Coca-Cola Co.	283,497
1,300		Pepsi Bottling Group, Inc.	45,487
5,160		PepsiCo, Inc.	352,583

			854,922

Biotechnology: 0.3%
3,426	@	Amgen, Inc.	192,987
1,000	@	Biogen Idec, Inc.	52,220
1,000	@	Celgene Corp.	61,240
950	@	Genzyme Corp.	61,294
700	@	Medimmune, Inc.	40,516

			408,257

Building Materials: 0.0%
400		American Standard Cos., Inc.	23,912
750		Masco Corp.	22,658

			46,570

Chemicals: 0.5%
300		Air Products & Chemicals, Inc.	23,397
600		Ashland, Inc.	36,192
2,700		Dow Chemical Co.	122,526
600		Ecolab, Inc.	25,890
2,200		EI DuPont de Nemours & Co.	115,104
900		International Flavors & Fragrances, Inc.	46,197
1,760		Monsanto Co.	108,416
910		PPG Industries, Inc.	69,333
500		Praxair, Inc.	34,045
500		Sherwin-Williams Co.	33,820
1,300		Sigma-Aldrich Corp.	56,264

			671,184

Coal: 0.1%
500		Consol Energy, Inc.	24,295
770		Peabody Energy Corp.	41,611

			65,906

Commercial Services: 0.2%
500	@	Apollo Group, Inc.	23,985
900	@	Convergys Corp.	23,166
1,040		McKesson Corp.	65,655
700		Moody’s Corp.	48,755
750		Robert Half International, Inc.	26,355
800		RR Donnelley & Sons Co.	34,256
2,207		Western Union Co.	49,547

			271,719

Computers: 1.3%
300	@	Affiliated Computer Services, Inc.	17,505
2,700	@	Apple, Inc.	328,212
310	@	Cognizant Technology Solutions Corp.	24,354
650	@	Computer Sciences Corp.	36,010
7,650	@	Dell, Inc.	205,556
2,050		Electronic Data Systems Corp.	59,061
7,850	@	EMC Corp.	132,587
8,300		Hewlett-Packard Co.	379,393
4,750		International Business Machines Corp.	506,350
380	@	Lexmark International, Inc.	19,733
450	@	NCR Corp.	24,152
1,450	@	Network Appliance, Inc.	46,676
700	@	Sandisk Corp.	30,485
10,200	@	Sun Microsystems, Inc.	52,020
2,050	@	Unisys Corp.	17,056

			1,879,150

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 0.6%
1,200		Avon Products, Inc.	$46,068
1,450		Colgate-Palmolive Co.	97,092
500		Estee Lauder Cos., Inc.	23,650
10,252		Procter & Gamble Co.	651,515

			818,325

Distribution/Wholesale: 0.0%
400		WW Grainger, Inc.	35,220

			35,220

Diversified Financial Services: 2.5%
3,800		American Express Co.	246,924
920		Ameriprise Financial, Inc.	57,822
530		Bear Stearns Cos., Inc.	79,479
2,850		Charles Schwab Corp.	64,040
110		Chicago Mercantile Exchange Holdings, Inc.	58,410
650		CIT Group, Inc.	38,955
15,100		Citigroup, Inc.	822,799
1,818		Countrywide Financial Corp.	70,793
1,000	@	E*Trade Financial Corp.	23,950
2,610		Fannie Mae	166,831
550		Franklin Resources, Inc.	74,657
1,700		Freddie Mac	113,543
1,450		Goldman Sachs Group, Inc.	334,689
900		Janus Capital Group, Inc.	24,912
11,100		JP Morgan Chase & Co.	575,313
200		Legg Mason, Inc.	20,206
1,720		Lehman Brothers Holdings, Inc.	126,214
3,000		Merrill Lynch & Co., Inc.	278,190
3,500		Morgan Stanley	297,640
1,200		SLM Corp.	67,452
400		T. Rowe Price Group, Inc.	20,540

			3,563,359

Electric: 0.9%
1,970	@	AES Corp.	46,748
1,500		American Electric Power Co., Inc.	71,445
750		Constellation Energy Group, Inc.	68,828
400		Dominion Resources, Inc.	35,436
1,500		DTE Energy Co.	79,320
1,200		Duke Energy Corp.	23,448
1,490		Edison International	86,822
1,500		Entergy Corp.	169,350
2,100		Exelon Corp.	163,800
1,600		FirstEnergy Corp.	110,768
2,100		FPL Group, Inc.	134,253
1,820		PG&E Corp.	89,653
500		PPL Corp.	22,980
400		Progress Energy, Inc.	20,036
1,100		Public Service Enterprise Group, Inc.	97,834
1,400		TXU Corp.	94,430

			1,315,151

Electrical Components & Equipment: 0.1%
2,300		Emerson Electric Co.	111,435

			111,435

Electronics: 0.1%
1,050	@	Agilent Technologies, Inc.	40,079
900		Tektronix, Inc.	27,243
1,450	@	Thermo Electron Corp.	79,170
350	@	Waters Corp.	21,105

			167,597

Shares			Value

Entertainment: 0.0%
750		International Game Technology	$30,143

			30,143

Environmental Control: 0.1%
2,100		Waste Management, Inc.	81,207

			81,207

Food: 0.4%
900		Campbell Soup Co.	35,730
800		ConAgra Foods, Inc.	20,400
600	@	Dean Foods Co.	19,656
2,050		General Mills, Inc.	125,542
1,400		HJ Heinz Co.	66,612
3,659		Kraft Foods, Inc.	123,821
2,250		Kroger Co.	68,220
1,500		Safeway, Inc.	51,720
600		Sysco Corp.	19,872
400		Whole Foods Market, Inc.	16,440

			548,013

Forest Products & Paper: 0.1%
1,300		International Paper Co.	50,921
800		Plum Creek Timber Co., Inc.	33,440
700		Temple-Inland, Inc.	44,100
200		Weyerhaeuser Co.	16,392

			144,853

Gas: 0.1%
500		KeySpan Corp.	20,835
700		Nicor, Inc.	32,865
900		NiSource, Inc.	19,989
1,350		Sempra Energy	82,782

			156,471

Hand/Machine Tools: 0.1%
360		Black & Decker Corp.	33,995
550		Snap-On, Inc.	29,739
550		Stanley Works	34,777

			98,511

Healthcare — Products: 0.9%
2,500		Baxter International, Inc.	142,100
530		Becton Dickinson & Co.	40,413
700		Biomet, Inc.	30,534
3,400	@	Boston Scientific Corp.	53,278
400		CR Bard, Inc.	33,764
9,150		Johnson & Johnson	578,921
3,200		Medtronic, Inc.	170,144
800	@	St. Jude Medical, Inc.	34,152
800		Stryker Corp.	53,848
400	@	Varian Medical Systems, Inc.	16,120
700	@	Zimmer Holdings, Inc.	61,642

			1,214,916

Healthcare — Services: 0.4%
1,580		Aetna, Inc.	83,629
735	@	Coventry Health Care, Inc.	43,857
750	@	Humana, Inc.	46,538
250	@	Laboratory Corp. of America Holdings	19,685
4,300		UnitedHealth Group, Inc.	235,511
1,870	@	WellPoint, Inc.	152,237

			581,457

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
700		D.R. Horton, Inc.	$16,359
700		KB Home	32,123
500		Lennar Corp.	22,825

			71,307

Home Furnishings: 0.0%
200		Harman International Industries, Inc.	23,730
200		Whirlpool Corp.	22,330

			46,060

Household Products/Wares: 0.1%
300		Avery Dennison Corp.	19,581
300		Clorox Co.	20,142
2,350		Kimberly-Clark Corp.	166,756

			206,479

Housewares: 0.0%
800		Newell Rubbermaid, Inc.	25,408

			25,408

Insurance: 1.6%
1,260	@@	ACE Ltd.	77,578
1,700		Aflac, Inc.	89,862
2,160		Allstate Corp.	132,840
200		AMBAC Financial Group, Inc.	17,922
7,750		American International Group, Inc.	560,635
1,000		AON Corp.	42,920
500		Assurant, Inc.	29,725
1,900		Chubb Corp.	104,253
320		Cigna Corp.	53,642
2,200		Genworth Financial, Inc.	79,420
1,200		Hartford Financial Services Group, Inc.	123,804
844		Lincoln National Corp.	61,190
1,820		Loews Corp.	92,875
1,500		Marsh & McLennan Cos., Inc.	49,245
350		MBIA, Inc.	23,293
2,610		Metlife, Inc.	177,480
390		MGIC Investment Corp.	25,350
1,350		Principal Financial Group	82,080
3,300		Progressive Corp.	76,065
1,760		Prudential Financial, Inc.	179,555
390		Safeco Corp.	24,473
350		Torchmark Corp.	24,539
2,290		Travelers Cos., Inc.	124,049
800		UnumProvident Corp.	21,232
600	@@	XL Capital Ltd.	48,936

			2,322,963

Internet: 0.5%
900	@	Amazon.com, Inc.	62,226
3,500	@	eBay, Inc.	113,960
600	@	Google, Inc.	298,650
900	@	IAC/InterActiveCorp.	31,140
3,354	@	Symantec Corp.	67,046
1,000	@	VeriSign, Inc.	29,830
3,700	@	Yahoo!, Inc.	106,190

			709,042

Iron/Steel: 0.1%
300		Allegheny Technologies, Inc.	34,677
1,200		Nucor Corp.	81,048
520		United States Steel Corp.	58,843

			174,568

Shares			Value

Leisure Time: 0.1%
1,200		Carnival Corp.	$60,528
850		Harley-Davidson, Inc.	51,927

			112,455

Lodging: 0.1%
600		Harrah’s Entertainment, Inc.	51,270
600		Hilton Hotels Corp.	21,330
660		Marriott International, Inc.	30,393
300		Starwood Hotels & Resorts Worldwide, Inc.	21,621

			124,614

Machinery — Construction & Mining: 0.1%
2,200		Caterpillar, Inc.	172,876
400	@	Terex Corp.	33,908

			206,784

Machinery — Diversified: 0.1%
600		Cummins, Inc.	56,538
500		Deere & Co.	60,235
450		Rockwell Automation, Inc.	30,623

			147,396

Media: 0.9%
1,800		CBS Corp. - Class B	59,868
1,500		Clear Channel Communications, Inc.	57,600
7,500	@	Comcast Corp. - Class A	205,575
2,100	@	DIRECTV Group, Inc.	49,056
500		Gannett Co., Inc.	29,410
1,610		McGraw-Hill Cos., Inc.	113,199
500		Meredith Corp.	31,105
7,600		News Corp., Inc. - Class A	167,884
8,500		Time Warner, Inc.	181,645
700		Tribune Co.	22,540
1,800	@	Viacom - Class B	80,856
6,850		Walt Disney Co.	242,764

			1,241,502

Mining: 0.2%
2,600		Alcoa, Inc.	107,328
1,138		Freeport-McMoRan Copper & Gold, Inc.	89,561
1,000		Newmont Mining Corp.	40,680

			237,569

Miscellaneous Manufacturing: 1.5%
2,100		3M Co.	184,716
800		Cooper Industries Ltd.	42,864
850		Danaher Corp.	62,475
500		Dover Corp.	25,025
1,500		Eastman Kodak Co.	38,040
1,050		Eaton Corp.	98,427
30,000		General Electric Co.	1,127,400
2,350		Honeywell International, Inc.	136,089
1,500		Illinois Tool Works, Inc.	79,080
1,000	@@	Ingersoll-Rand Co.	51,330
960		ITT Corp.	64,608
700		Parker Hannifin Corp.	70,952
6,300	@@	Tyco International Ltd.	210,168

			2,191,174

Office/Business Equipment: 0.1%
3,850	@	Xerox Corp.	72,650

			72,650

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 2.5%
1,600		Anadarko Petroleum Corp.	$79,440
500		Apache Corp.	40,375
1,000		Chesapeake Energy Corp.	34,860
7,515		Chevron Corp.	612,397
5,009		ConocoPhillips	387,847
1,500		Devon Energy Corp.	115,170
800		ENSCO International, Inc.	48,456
400		EOG Resources, Inc.	30,760
18,000		ExxonMobil Corp.	1,497,060
500		Hess Corp.	29,610
1,450		Marathon Oil Corp.	179,525
400		Murphy Oil Corp.	23,600
900	@, @@	Nabors Industries Ltd.	31,446
400		Noble Corp.	36,956
3,260		Occidental Petroleum Corp.	179,202
1,000	@	Transocean, Inc.	98,240
2,100		Valero Energy Corp.	156,702
1,200		XTO Energy, Inc.	69,612

			3,651,258

Oil & Gas Services: 0.4%
800		Baker Hughes, Inc.	65,984
3,500		Halliburton Co.	125,825
900	@	National Oilwell Varco, Inc.	85,005
3,500		Schlumberger Ltd.	272,545
600	@	Weatherford International Ltd.	32,604

			581,963

Packaging & Containers: 0.1%
390		Ball Corp.	21,590
800		Bemis Co.	26,904
1,500	@	Pactiv Corp.	50,955
1,100		Sealed Air Corp.	35,530

			134,979

Pharmaceuticals: 1.7%
4,000		Abbott Laboratories	225,400
300		Allergan, Inc.	37,359
900		AmerisourceBergen Corp.	46,098
400	@	Barr Pharmaceuticals, Inc.	21,328
5,900		Bristol-Myers Squibb Co.	178,829
1,210		Cardinal Health, Inc.	87,677
2,600		Eli Lilly & Co.	152,412
310	@	Express Scripts, Inc.	31,651
1,250	@	Forest Laboratories, Inc.	63,388
1,350	@	Gilead Sciences, Inc.	111,740
500	@	Hospira, Inc.	19,920
1,150	@	King Pharmaceuticals, Inc.	24,426
800	@	Medco Health Solutions, Inc.	62,208
6,600		Merck & Co., Inc.	346,170
1,300		Mylan Laboratories	25,701
21,730		Pfizer, Inc.	597,358
5,100		Schering-Plough Corp.	166,974
700	@	Watson Pharmaceuticals, Inc.	21,602
3,750		Wyeth	216,900

			2,437,141

Pipelines: 0.1%
2,000		El Paso Corp.	34,080
300		Questar Corp.	32,403
1,700		Spectra Energy Corp.	45,271
1,800		Williams Cos., Inc.	57,168

			168,922

Shares			Value

Real Estate: 0.0%
600	@	CB Richard Ellis Group, Inc.	$22,332

			22,332

Real Estate Investment Trusts: 0.2%
350		Apartment Investment & Management Co.	19,205
620		Archstone-Smith Trust	38,254
400		Boston Properties, Inc.	46,272
370		Developers Diversified Realty Corp.	22,811
630		Equifax, Inc.	26,479
800		Host Hotels & Resorts, Inc.	20,416
600		Kimco Realty Corp.	27,774
800		Prologis	51,728
500		Simon Property Group, Inc.	53,990
300		Vornado Realty Trust	36,303

			343,232

Retail: 1.7%
300	@	Autozone, Inc.	38,589
500	@	Bed Bath & Beyond, Inc.	20,330
1,555		Best Buy Co., Inc.	75,091
700	@	Big Lots, Inc.	22,050
1,650		Circuit City Stores, Inc.	26,516
1,550		Costco Wholesale Corp.	87,529
3,587		CVS Corp.	138,243
550		Darden Restaurants, Inc.	25,064
900		Dollar General Corp.	19,476
1,150		Family Dollar Stores, Inc.	38,698
2,084	@	Federated Department Stores, Inc.	83,214
2,050		Gap, Inc.	37,966
6,100		Home Depot, Inc.	237,107
800		JC Penney Co., Inc.	64,384
1,300	@	Kohl’s Corp.	97,916
4,660		Lowe’s Cos., Inc.	152,941
3,650		McDonald’s Corp.	184,508
1,200		Nordstrom, Inc.	62,316
660	@	Office Depot, Inc.	24,024
900		RadioShack Corp.	30,726
290	@	Sears Holding Corp.	52,206
1,725		Staples, Inc.	43,229
2,100	@	Starbucks Corp.	60,501
2,750		Target Corp.	171,683
1,700		TJX Cos., Inc.	47,549
3,040		Walgreen Co.	137,195
7,800		Wal-Mart Stores, Inc.	371,280
750		Yum! Brands, Inc.	50,790

			2,401,121

Savings & Loans: 0.1%
1,600		Hudson City Bancorp., Inc.	21,104
3,253		Washington Mutual, Inc.	142,221

			163,325

Semiconductors: 0.7%
1,500	@	Advanced Micro Devices, Inc.	21,405
1,300		Altera Corp.	29,653
700		Analog Devices, Inc.	25,347
5,150		Applied Materials, Inc.	98,365
1,100	@	Broadcom Corp.	33,616
17,210		Intel Corp.	381,546
400		KLA-Tencor Corp.	21,992
1,000		Linear Technology Corp.	35,890
2,000	@	LSI Logic Corp.	17,360
850		Maxim Integrated Products	26,138

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
2,100	@	Micron Technology, Inc.	$25,578
850		National Semiconductor Corp.	22,882
850	@	Novellus Systems, Inc.	26,087
1,000	@	Nvidia Corp.	34,670
1,300	@	Teradyne, Inc.	22,126
3,900		Texas Instruments, Inc.	137,904
1,000		Xilinx, Inc.	28,480

			989,039

Software: 1.1%
1,700	@	Adobe Systems, Inc.	74,936
930	@	Autodesk, Inc.	42,269
1,900		Automatic Data Processing, Inc.	94,430
920	@	BMC Software, Inc.	30,489
2,300		CA, Inc.	61,019
900	@	Citrix Systems, Inc.	30,249
2,650	@	Compuware Corp.	30,104
820	@	Electronic Arts, Inc.	40,073
2,307		First Data Corp.	75,439
850	@	Fiserv, Inc.	50,363
1,700	@	Intuit, Inc.	51,850
24,450		Microsoft Corp.	749,882
11,250	@	Oracle Corp.	218,025
1,050		Paychex, Inc.	42,420

			1,591,548

Telecommunications: 1.8%
1,200	@	ADC Telecommunications, Inc.	20,100
1,000		Alltel Corp.	68,520
18,772		AT&T, Inc.	776,034
1,550	@	Avaya, Inc.	24,800
900		CenturyTel, Inc.	44,478
19,050	@	Cisco Systems, Inc.	512,826
2,200		Citizens Communications Co.	34,870
4,900	@	Corning, Inc.	122,500
601		Embarq Corp.	38,620
1,600	@	Juniper Networks, Inc.	39,056
7,390		Motorola, Inc.	134,424
5,000		Qualcomm, Inc.	214,750
4,500	@	Qwest Communications International, Inc.	46,305
8,024		Sprint Nextel Corp.	183,348
2,000	@	Tellabs, Inc.	21,900
7,650		Verizon Communications, Inc.	333,005

			2,615,536

Toys/Games/Hobbies: 0.0%
1,900		Mattel, Inc.	53,219

			53,219

Transportation: 0.4%
800		Burlington Northern Santa Fe Corp.	74,504
400		CH Robinson Worldwide, Inc.	21,672
700		CSX Corp.	31,808
1,050		FedEx Corp.	117,201
1,200		Norfolk Southern Corp.	69,456
800		Union Pacific Corp.	96,544
2,800		United Parcel Service, Inc.	201,516

			612,701

		Total Common Stock (Cost $28,539,704)	41,599,084

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 70.4%
Federal National Mortgage Association: 70.4%
$101,200,000	Z	5.040%, due 06/05/07	$101,131,894

		Total U.S. Government Agency Obligations (Cost $101,147,730)	101,131,894

		Total Long-Term Investments (Cost $129,687,434)	142,730,978

SHORT-TERM INVESTMENTS: 2.2%
Mutual Fund: 2.1%
3,000,000	**	ING Institutional Prime Money Market Fund	3,000,000

		Total Mutual Fund (Cost $3,000,000)	3,000,000

Repurchase Agreement: 0.1%
189,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $189,028 to be received upon repurchase (Collateralized by $152,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $193,401, due 11/15/22)		189,000

	Total Repurchase Agreement (Cost $189,000)		189,000

	Total Short-Term Investments (Cost $3,189,000)		3,189,000

	Total Investments in Securities (Cost $132,876,434)*	101.6%	$145,919,978
	Other Assets and Liabilities - Net	(1.6)	(2,278,075)

	Net Assets	100.0%	$143,641,903

@	Non-income producing security
@@	Foreign Issuer
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $134,363,374.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,682,407
Gross Unrealized Depreciation	(125,803)

Net Unrealized Appreciation	$11,556,604

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 50.7%
Advertising: 0.1%
3,250		Omnicom Group	$342,225

			342,225

Aerospace/Defense: 1.3%
8,800		Boeing Co.	885,192
5,800		General Dynamics Corp.	465,392
2,000		L-3 Communications Holdings, Inc.	190,520
5,400		Lockheed Martin Corp.	529,740
5,253		Northrop Grumman Corp.	397,179
8,752		Raytheon Co.	486,611
13,620		United Technologies Corp.	960,891

			3,915,525

Agriculture: 0.8%
24,800		Altria Group, Inc.	1,763,280
6,250		Archer-Daniels-Midland Co.	219,000
3,540		Reynolds American, Inc.	230,242
3,400		UST, Inc.	181,526

			2,394,048

Airlines: 0.0%
5,300		Southwest Airlines Co.	75,843

			75,843

Apparel: 0.2%
5,900	@	Coach, Inc.	303,024
4,960		Nike, Inc.	281,480
1,300		Polo Ralph Lauren Corp.	126,789

			711,293

Auto Manufacturers: 0.2%
24,820		Ford Motor Co.	206,999
6,200		General Motors Corp.	185,938
3,900		Paccar, Inc.	340,197

			733,134

Auto Parts & Equipment: 0.1%
2,300	@	Goodyear Tire & Rubber Co.	81,581
2,000		Johnson Controls, Inc.	219,400

			300,981

Banks: 3.3%
57,892		Bank of America Corp.	2,935,703
8,250		Bank of New York Co., Inc.	334,620
5,998		BB&T Corp.	252,576
4,532		Capital One Financial Corp.	361,563
3,150		Comerica, Inc.	197,915
1,400		Compass Bancshares, Inc.	98,000
3,050		Fifth Third Bancorp.	129,198
12,000		Huntington Bancshares, Inc.	269,520
10,000		Keycorp.	356,100
3,300		Marshall & Ilsley Corp.	158,367
6,350		Mellon Financial Corp.	275,146
6,190		National City Corp.	214,112
1,300		Northern Trust Corp.	84,604
2,650		PNC Financial Services Group, Inc.	195,570
11,788		Regions Financial Corp.	420,478
3,750		State Street Corp.	256,013
2,900		SunTrust Banks, Inc.	258,941
13,500		US Bancorp.	466,830
24,042		Wachovia Corp.	1,302,836
42,700		Wells Fargo & Co.	1,541,043
850		Zions Bancorp.	68,391

			10,177,526

Shares			Value

Beverages: 1.0%
12,300		Anheuser-Busch Cos., Inc.	$656,082
20,500		Coca-Cola Co.	1,086,295
4,850		Pepsi Bottling Group, Inc.	169,702
19,610		PepsiCo, Inc.	1,339,951

			3,252,030

Biotechnology: 0.5%
12,950	@	Amgen, Inc.	729,474
3,400	@	Biogen Idec, Inc.	177,548
3,750	@	Celgene Corp.	229,650
3,500	@	Genzyme Corp.	225,820
2,700	@	Medimmune, Inc.	156,276

			1,518,768

Building Materials: 0.1%
1,600		American Standard Cos., Inc.	95,648
2,900		Masco Corp.	87,609

			183,257

Chemicals: 0.8%
950		Air Products & Chemicals, Inc.	74,091
2,400		Ashland, Inc.	144,768
10,250		Dow Chemical Co.	465,145
2,100		Ecolab, Inc.	90,615
8,300		EI DuPont de Nemours & Co.	434,256
3,400		International Flavors & Fragrances, Inc.	174,522
6,800		Monsanto Co.	418,880
3,600		PPG Industries, Inc.	274,284
1,700		Praxair, Inc.	115,753
2,350		Sherwin-Williams Co.	158,954
5,000		Sigma-Aldrich Corp.	216,400

			2,567,668

Coal: 0.1%
2,100		Consol Energy, Inc.	102,039
2,910		Peabody Energy Corp.	157,256

			259,295

Commercial Services: 0.3%
2,000	@	Apollo Group, Inc.	95,940
4,600	@	Convergys Corp.	118,404
4,260		McKesson Corp.	268,934
2,600		Moody’s Corp.	181,090
1,800		Robert Half International, Inc.	63,252
3,000		RR Donnelley & Sons Co.	128,460
7,528		Western Union Co.	169,004

			1,025,084

Computers: 2.3%
1,100	@	Affiliated Computer Services, Inc.	64,185
10,300	@	Apple, Inc.	1,252,068
1,110	@	Cognizant Technology Solutions Corp.	87,202
2,750	@	Computer Sciences Corp.	152,350
29,240	@	Dell, Inc.	785,679
7,850		Electronic Data Systems Corp.	226,159
30,100	@	EMC Corp.	508,389
31,750		Hewlett-Packard Co.	1,451,293
18,000		International Business Machines Corp.	1,918,800
1,850	@	Lexmark International, Inc.	96,071
1,600	@	NCR Corp.	85,872
4,950	@	Network Appliance, Inc.	159,341
2,600	@	Sandisk Corp.	113,230
39,800	@	Sun Microsystems, Inc.	202,980
7,100	@	Unisys Corp.	59,072

			7,162,691

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 1.0%
3,500		Avon Products, Inc.	$134,365
5,550		Colgate-Palmolive Co.	371,628
2,000		Estee Lauder Cos., Inc.	94,600
38,955		Procter & Gamble Co.	2,475,590

			3,076,183

Distribution/Wholesale: 0.0%
1,500		WW Grainger, Inc.	132,075

			132,075

Diversified Financial Services: 4.3%
14,050		American Express Co.	912,969
3,390		Ameriprise Financial, Inc.	213,062
2,000		Bear Stearns Cos., Inc.	299,920
11,250		Charles Schwab Corp.	252,788
420		Chicago Mercantile Exchange Holdings, Inc.	223,020
2,600		CIT Group, Inc.	155,818
57,500		Citigroup, Inc.	3,133,175
6,908		Countrywide Financial Corp.	268,998
3,600	@	E*Trade Financial Corp.	86,220
10,150		Fannie Mae	648,788
2,000		Franklin Resources, Inc.	271,480
6,600		Freddie Mac	440,814
5,350		Goldman Sachs Group, Inc.	1,234,887
3,300		Janus Capital Group, Inc.	91,344
42,700		JP Morgan Chase & Co.	2,213,141
700		Legg Mason, Inc.	70,721
6,500		Lehman Brothers Holdings, Inc.	476,970
11,200		Merrill Lynch & Co., Inc.	1,038,576
13,550		Morgan Stanley	1,152,292
4,750		SLM Corp.	266,998
1,600		T. Rowe Price Group, Inc.	82,160

			13,534,141

Electric: 1.6%
7,100	@	AES Corp.	168,483
5,850		American Electric Power Co., Inc.	278,636
2,850		Constellation Energy Group, Inc.	261,545
1,300		Dominion Resources, Inc.	115,167
5,800		DTE Energy Co.	306,704
4,600		Duke Energy Corp.	89,884
5,810		Edison International	338,549
5,600		Entergy Corp.	632,240
8,100		Exelon Corp.	631,800
6,200		FirstEnergy Corp.	429,226
8,000		FPL Group, Inc.	511,440
7,170		PG&E Corp.	353,194
1,900		PPL Corp.	87,324
2,000		Progress Energy, Inc.	100,180
4,200		Public Service Enterprise Group, Inc.	373,548
5,340		TXU Corp.	360,183

			5,038,103

Electrical Components & Equipment: 0.1%
8,700		Emerson Electric Co.	421,515

			421,515

Electronics: 0.2%
3,700	@	Agilent Technologies, Inc.	141,229
3,300		Tektronix, Inc.	99,891
5,600	@	Thermo Electron Corp.	305,760
1,050	@	Waters Corp.	63,315

			610,195

Shares			Value

Entertainment: 0.0%
2,800		International Game Technology	$112,532

			112,532

Environmental Control: 0.1%
8,500		Waste Management, Inc.	328,695

			328,695

Food: 0.7%
3,300		Campbell Soup Co.	131,010
2,800		ConAgra Foods, Inc.	71,400
2,000	@	Dean Foods Co.	65,520
8,050		General Mills, Inc.	492,982
5,550		HJ Heinz Co.	264,069
14,101		Kraft Foods, Inc.	477,178
8,700		Kroger Co.	263,784
5,700		Safeway, Inc.	196,536
2,100		Sysco Corp.	69,552
1,500		Whole Foods Market, Inc.	61,650

			2,093,681

Forest Products & Paper: 0.2%
5,600		International Paper Co.	219,352
2,900		Plum Creek Timber Co., Inc.	121,220
2,700		Temple-Inland, Inc.	170,100
900		Weyerhaeuser Co.	73,764

			584,436

Gas: 0.2%
1,900		KeySpan Corp.	79,173
2,400		Nicor, Inc.	112,680
3,300		NiSource, Inc.	73,293
5,100		Sempra Energy	312,732

			577,878

Hand/Machine Tools: 0.1%
1,120		Black & Decker Corp.	105,762
2,000		Snap-On, Inc.	108,140
2,100		Stanley Works	132,783

			346,685

Healthcare — Products: 1.5%
9,750		Baxter International, Inc.	554,190
1,980		Becton Dickinson & Co.	150,975
2,700		Biomet, Inc.	117,774
13,200	@	Boston Scientific Corp.	206,844
1,600		CR Bard, Inc.	135,056
34,950		Johnson & Johnson	2,211,287
12,100		Medtronic, Inc.	643,357
2,800	@	St. Jude Medical, Inc.	119,532
2,800		Stryker Corp.	188,468
1,400	@	Varian Medical Systems, Inc.	56,420
2,700	@	Zimmer Holdings, Inc.	237,762

			4,621,665

Healthcare — Services: 0.7%
6,020		Aetna, Inc.	318,639
2,780	@	Coventry Health Care, Inc.	165,883
2,300	@	Humana, Inc.	142,715
1,050	@	Laboratory Corp. of America Holdings	82,677
16,700		UnitedHealth Group, Inc.	914,659
7,430	@	WellPoint, Inc.	604,876

			2,229,449

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
2,500		D.R. Horton, Inc.	$58,425
2,700		KB Home	123,903
1,600		Lennar Corp.	73,040

			255,368

Home Furnishings: 0.1%
800		Harman International Industries, Inc.	94,920
800		Whirlpool Corp.	89,320

			184,240

Household Products/Wares: 0.3%
1,000		Avery Dennison Corp.	65,270
1,100		Clorox Co.	73,854
8,900		Kimberly-Clark Corp.	631,544

			770,668

Housewares: 0.0%
3,200		Newell Rubbermaid, Inc.	101,632

			101,632

Insurance: 2.8%
4,950	@@	ACE Ltd.	304,772
6,100		Aflac, Inc.	322,446
8,350		Allstate Corp.	513,525
1,100		AMBAC Financial Group, Inc.	98,571
29,650		American International Group, Inc.	2,144,881
4,250		AON Corp.	182,410
1,800		Assurant, Inc.	107,010
6,760		Chubb Corp.	370,921
1,180		Cigna Corp.	197,803
7,600		Genworth Financial, Inc.	274,360
4,500		Hartford Financial Services Group, Inc.	464,265
2,896		Lincoln National Corp.	209,960
6,840		Loews Corp.	349,045
5,300		Marsh & McLennan Cos., Inc.	173,999
1,300		MBIA, Inc.	86,515
10,130		Metlife, Inc.	688,840
1,020		MGIC Investment Corp.	66,300
4,600		Principal Financial Group	279,680
11,300		Progressive Corp.	260,465
6,840		Prudential Financial, Inc.	697,817
1,520		Safeco Corp.	95,380
1,200		Torchmark Corp.	84,132
8,230		Travelers Cos., Inc.	445,819
2,900		UnumProvident Corp.	76,966
2,800	@@	XL Capital Ltd.	228,368

			8,724,250

Internet: 0.9%
3,700	@	Amazon.com, Inc.	255,818
13,350	@	eBay, Inc.	434,676
2,500	@	Google, Inc.	1,244,375
3,000	@	IAC/InterActiveCorp.	103,800
12,950	@	Symantec Corp.	258,871
3,400	@	VeriSign, Inc.	101,422
14,100	@	Yahoo!, Inc.	404,670

			2,803,632

Iron/Steel: 0.2%
900		Allegheny Technologies, Inc.	104,031
4,700		Nucor Corp.	317,438
2,050		United States Steel Corp.	231,978

			653,447

Shares			Value

Leisure Time: 0.1%
4,950		Carnival Corp.	$249,678
2,800		Harley-Davidson, Inc.	171,052

			420,730

Lodging: 0.2%
2,300		Harrah’s Entertainment, Inc.	196,535
2,200		Hilton Hotels Corp.	78,210
2,560		Marriott International, Inc.	117,888
1,600		Starwood Hotels & Resorts Worldwide, Inc.	115,312

			507,945

Machinery — Construction & Mining: 0.2%
8,300		Caterpillar, Inc.	652,214
1,300	@	Terex Corp.	110,201

			762,415

Machinery — Diversified: 0.2%
2,300		Cummins, Inc.	216,729
1,800		Deere & Co.	216,846
1,700		Rockwell Automation, Inc.	115,685

			549,260

Media: 1.5%
6,900		CBS Corp. - Class B	229,494
5,900		Clear Channel Communications, Inc.	226,560
28,500	@	Comcast Corp. - Class A	781,185
8,100	@	DIRECTV Group, Inc.	189,216
1,700		Gannett Co., Inc.	99,994
6,270		McGraw-Hill Cos., Inc.	440,844
1,900		Meredith Corp.	118,199
28,950		News Corp., Inc. - Class A	639,506
32,900		Time Warner, Inc.	703,073
2,800		Tribune Co.	90,160
6,700	@	Viacom - Class B	300,964
26,250		Walt Disney Co.	930,300

			4,749,495

Mining: 0.3%
10,000		Alcoa, Inc.	412,800
4,340		Freeport-McMoRan Copper & Gold, Inc.	341,558
3,600		Newmont Mining Corp.	146,448

			900,806

Miscellaneous Manufacturing: 2.7%
8,100		3M Co.	712,476
3,100		Cooper Industries Ltd.	166,098
3,300		Danaher Corp.	242,550
2,050		Dover Corp.	102,603
5,800		Eastman Kodak Co.	147,088
3,900		Eaton Corp.	365,586
114,150		General Electric Co.	4,289,737
8,800		Honeywell International, Inc.	509,608
5,900		Illinois Tool Works, Inc.	311,048
3,600	@@	Ingersoll-Rand Co.	184,788
3,600		ITT Corp.	242,280
2,850		Parker Hannifin Corp.	288,876
24,000	@@	Tyco International Ltd.	800,640

			8,363,378

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Office/Business Equipment: 0.1%
15,000	@	Xerox Corp.	$283,050

			283,050

Oil & Gas: 4.5%
6,300		Anadarko Petroleum Corp.	312,795
1,400		Apache Corp.	113,050
4,700		Chesapeake Energy Corp.	163,842
28,403		Chevron Corp.	2,314,560
19,401		ConocoPhillips	1,502,219
5,900		Devon Energy Corp.	453,002
2,900		ENSCO International, Inc.	175,653
1,300		EOG Resources, Inc.	99,970
68,750		ExxonMobil Corp.	5,717,938
1,900		Hess Corp.	112,518
5,600		Marathon Oil Corp.	693,336
1,300		Murphy Oil Corp.	76,700
3,400	@, @@	Nabors Industries Ltd.	118,796
1,700		Noble Corp.	157,063
12,480		Occidental Petroleum Corp.	686,026
3,900	@	Transocean, Inc.	383,136
7,900		Valero Energy Corp.	589,498
4,600		XTO Energy, Inc.	266,846

			13,936,948

Oil & Gas Services: 0.7%
3,100		Baker Hughes, Inc.	255,688
13,650		Halliburton Co.	490,718
3,400	@	National Oilwell Varco, Inc.	321,130
13,700		Schlumberger Ltd.	1,066,819
2,100	@	Weatherford International Ltd.	114,114

			2,248,469

Packaging & Containers: 0.2%
1,500		Ball Corp.	83,040
2,100		Bemis Co.	70,623
6,000	@	Pactiv Corp.	203,820
4,100		Sealed Air Corp.	132,430

			489,913

Pharmaceuticals: 3.0%
15,200		Abbott Laboratories	856,520
1,400		Allergan, Inc.	174,342
3,560		AmerisourceBergen Corp.	182,343
1,300	@	Barr Pharmaceuticals, Inc.	69,316
22,300		Bristol-Myers Squibb Co.	675,913
4,560		Cardinal Health, Inc.	330,418
9,800		Eli Lilly & Co.	574,476
1,310	@	Express Scripts, Inc.	133,751
4,950	@	Forest Laboratories, Inc.	251,015
5,200	@	Gilead Sciences, Inc.	430,404
2,400	@	Hospira, Inc.	95,616
3,900	@	King Pharmaceuticals, Inc.	82,836
3,100	@	Medco Health Solutions, Inc.	241,056
25,350		Merck & Co., Inc.	1,329,608
4,600		Mylan Laboratories	90,942
82,070		Pfizer, Inc.	2,256,104
19,600		Schering-Plough Corp.	641,704
2,500	@	Watson Pharmaceuticals, Inc.	77,150
13,750		Wyeth	795,300

			9,288,814

Pipelines: 0.2%
7,000		El Paso Corp.	119,280
1,300		Questar Corp.	140,413

Shares			Value

6,200		Spectra Energy Corp.	$165,106
6,000		Williams Cos., Inc.	190,560

			615,359

Real Estate: 0.0%
2,000	@	CB Richard Ellis Group, Inc.	74,440

			74,440

Real Estate Investment Trusts: 0.4%
950		Apartment Investment & Management Co.	52,127
2,210		Archstone-Smith Trust	136,357
1,600		Boston Properties, Inc.	185,088
1,840		Developers Diversified Realty Corp.	113,436
2,160		Equifax, Inc.	90,785
4,200		Host Hotels & Resorts, Inc.	107,184
2,000		Kimco Realty Corp.	92,580
3,200		Prologis	206,912
2,000		Simon Property Group, Inc.	215,960
1,300		Vornado Realty Trust	157,313

			1,357,742

Retail: 2.9%
1,200	@	Autozone, Inc.	154,356
1,900	@	Bed Bath & Beyond, Inc.	77,254
6,050		Best Buy Co., Inc.	292,155
2,400	@	Big Lots, Inc.	75,600
4,250		Circuit City Stores, Inc.	68,298
6,050		Costco Wholesale Corp.	341,644
13,698		CVS Corp.	527,921
2,150		Darden Restaurants, Inc.	97,976
3,400		Dollar General Corp.	73,576
4,050		Family Dollar Stores, Inc.	136,283
8,034	@	Federated Department Stores, Inc.	320,798
7,320		Gap, Inc.	135,566
22,590		Home Depot, Inc.	878,073
3,350		JC Penney Co., Inc.	269,608
5,100	@	Kohl’s Corp.	384,132
17,780		Lowe’s Cos., Inc.	583,540
13,300		McDonald’s Corp.	672,315
4,000		Nordstrom, Inc.	207,720
2,550	@	Office Depot, Inc.	92,820
3,300		RadioShack Corp.	112,662
990	@	Sears Holding Corp.	178,220
6,235		Staples, Inc.	156,249
8,200	@	Starbucks Corp.	236,242
10,550		Target Corp.	658,637
6,100		TJX Cos., Inc.	170,617
11,700		Walgreen Co.	528,021
30,200		Wal-Mart Stores, Inc.	1,437,520
3,350		Yum! Brands, Inc.	226,862

			9,094,665

Savings & Loans: 0.2%
6,300		Hudson City Bancorp., Inc.	83,097
12,656		Washington Mutual, Inc.	553,320

			636,417

Semiconductors: 1.2%
5,300	@	Advanced Micro Devices, Inc.	75,631
5,600		Altera Corp.	127,736
3,400		Analog Devices, Inc.	123,114
20,000		Applied Materials, Inc.	382,000
4,000	@	Broadcom Corp.	122,240
64,900		Intel Corp.	1,438,833

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
1,500		KLA-Tencor Corp.	$82,470
3,700		Linear Technology Corp.	132,793
7,100	@	LSI Logic Corp.	61,628
3,100		Maxim Integrated Products	95,325
7,400	@	Micron Technology, Inc.	90,132
3,050		National Semiconductor Corp.	82,106
3,100	@	Novellus Systems, Inc.	95,139
3,500	@	Nvidia Corp.	121,345
4,600	@	Teradyne, Inc.	78,292
15,000		Texas Instruments, Inc.	530,400
3,400		Xilinx, Inc.	96,832

			3,736,016

Software: 1.9%
5,920	@	Adobe Systems, Inc.	260,954
3,100	@	Autodesk, Inc.	140,895
7,150		Automatic Data Processing, Inc.	355,355
3,360	@	BMC Software, Inc.	111,350
9,000		CA, Inc.	238,770
3,600	@	Citrix Systems, Inc.	120,996
9,200	@	Compuware Corp.	104,512
2,900	@	Electronic Arts, Inc.	141,723
8,828		First Data Corp.	288,676
3,350	@	Fiserv, Inc.	198,488
6,600	@	Intuit, Inc.	201,300
94,050		Microsoft Corp.	2,884,514
42,360	@	Oracle Corp.	820,937
4,000		Paychex, Inc.	161,600

			6,030,070

Telecommunications: 3.2%
4,200	@	ADC Telecommunications, Inc.	70,350
3,600		Alltel Corp.	246,672
71,576		AT&T, Inc.	2,958,952
5,650	@	Avaya, Inc.	90,400
3,350		CenturyTel, Inc.	165,557
71,600	@	Cisco Systems, Inc.	1,927,472
7,800		Citizens Communications Co.	123,630
19,100	@	Corning, Inc.	477,500
2,321		Embarq Corp.	149,147
5,900	@	Juniper Networks, Inc.	144,019
26,740		Motorola, Inc.	486,401
18,950		Qualcomm, Inc.	813,903
16,200	@	Qwest Communications International, Inc.	166,698
31,020		Sprint Nextel Corp.	708,807
7,100	@	Tellabs, Inc.	77,745
29,650		Verizon Communications, Inc.	1,290,665

			9,897,918

Toys/Games/Hobbies: 0.1%
7,150		Mattel, Inc.	200,272

			200,272

Transportation: 0.7%
2,950		Burlington Northern Santa Fe Corp.	274,734
1,400		CH Robinson Worldwide, Inc.	75,852
2,840		CSX Corp.	129,050
3,900		FedEx Corp.	435,318
4,750		Norfolk Southern Corp.	274,930

Shares			Value

2,850		Union Pacific Corp.	$343,938
10,200		United Parcel Service, Inc.	734,094

			2,267,916

		Total Common Stock (Cost $107,767,471)	158,231,876

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.2%
Federal Home Loan Bank: 45.2%
$143,600,000	Z	5.210%, due 10/05/07	141,083,410

		Total U.S. Government Agency Obligations (Cost $142,042,494)	141,083,410

U.S. TREASURY OBLIGATIONS: 4.0%
U.S. Treasury STRIP: 4.0%
12,720,000	^^	6.125%, due 08/15/07	12,594,186

		Total U.S. Treasury Obligations (Cost $12,592,027)	12,594,186

		Total Long-Term Investments (Cost $262,401,992)	311,909,472

SHORT-TERM INVESTMENTS: 0.5%
Mutual Fund: 0.5%
1,500,000	**	ING Institutional Prime Money Market Fund	1,500,000

		Total Mutual Fund (Cost $1,500,000)	1,500,000

Repurchase Agreement: 0.0%
167,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $167,025 to be received upon repurchase (Collateralized by $134,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $170,498, due 11/15/22)		167,000

	Total Repurchase Agreement (Cost $167,000)		167,000

	Total Short-Term Investments (Cost $1,667,000)		1,667,000

	Total Investments in Securities (Cost $264,068,992)*	100.4%	$313,576,472
	Other Assets and Liabilities - Net	(0.4)	(1,398,051)

	Net Assets	100.0%	$312,178,421

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $265,571,909.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$49,369,254
Gross Unrealized Depreciation	(1,364,691)

Net Unrealized Appreciation	$48,004,563

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 45.2%
Advertising: 0.1%
2,250		Omnicom Group	$236,925

			236,925

Aerospace/Defense: 1.1%
6,100		Boeing Co.	613,599
4,100		General Dynamics Corp.	328,984
1,250		L-3 Communications Holdings, Inc.	119,075
3,870		Lockheed Martin Corp.	379,647
3,717		Northrop Grumman Corp.	281,042
6,031		Raytheon Co.	335,324
9,500		United Technologies Corp.	670,225

			2,727,896

Agriculture: 0.7%
17,150		Altria Group, Inc.	1,219,365
4,520		Archer-Daniels-Midland Co.	158,381
2,480		Reynolds American, Inc.	161,299
2,600		UST, Inc.	138,814

			1,677,859

Airlines: 0.0%
3,700		Southwest Airlines Co.	52,947

			52,947

Apparel: 0.2%
4,220	@	Coach, Inc.	216,739
3,580		Nike, Inc.	203,165
900		Polo Ralph Lauren Corp.	87,777

			507,681

Auto Manufacturers: 0.2%
17,330		Ford Motor Co.	144,532
3,900		General Motors Corp.	116,961
2,800		Paccar, Inc.	244,244

			505,737

Auto Parts & Equipment: 0.1%
1,600	@	Goodyear Tire & Rubber Co.	56,752
1,450		Johnson Controls, Inc.	159,065

			215,817

Banks: 2.9%
40,257		Bank of America Corp.	2,041,432
5,850		Bank of New York Co., Inc.	237,276
4,163		BB&T Corp.	175,304
2,979		Capital One Financial Corp.	237,665
2,200		Comerica, Inc.	138,226
1,000		Compass Bancshares, Inc.	70,000
2,200		Fifth Third Bancorp.	93,192
8,550		Huntington Bancshares, Inc.	192,033
7,000		Keycorp.	249,270
2,300		Marshall & Ilsley Corp.	110,377
4,400		Mellon Financial Corp.	190,652
4,800		National City Corp.	166,032
900		Northern Trust Corp.	58,572
1,850		PNC Financial Services Group, Inc.	136,530
8,151		Regions Financial Corp.	290,746
2,650		State Street Corp.	180,916
1,950		SunTrust Banks, Inc.	174,116
9,350		US Bancorp.	323,323
17,048		Wachovia Corp.	923,831
29,700		Wells Fargo & Co.	1,071,873
550		Zions Bancorp.	44,253

			7,105,619

Shares			Value

Beverages: 0.9%
8,600		Anheuser-Busch Cos., Inc.	$458,724
14,300		Coca-Cola Co.	757,757
3,350		Pepsi Bottling Group, Inc.	117,217
13,660		PepsiCo, Inc.	933,388

			2,267,086

Biotechnology: 0.4%
9,000	@	Amgen, Inc.	506,970
2,400	@	Biogen Idec, Inc.	125,328
2,400	@	Celgene Corp.	146,976
2,450	@	Genzyme Corp.	158,074
1,900	@	Medimmune, Inc.	109,972

			1,047,320

Building Materials: 0.1%
1,100		American Standard Cos., Inc.	65,758
2,000		Masco Corp.	60,420

			126,178

Chemicals: 0.7%
600		Air Products & Chemicals, Inc.	46,794
1,700		Ashland, Inc.	102,544
6,700		Dow Chemical Co.	304,046
1,500		Ecolab, Inc.	64,725
5,800		EI DuPont de Nemours & Co.	303,456
2,400		International Flavors & Fragrances, Inc.	123,192
4,900		Monsanto Co.	301,840
2,450		PPG Industries, Inc.	186,666
1,200		Praxair, Inc.	81,708
1,650		Sherwin-Williams Co.	111,606
3,200		Sigma-Aldrich Corp.	138,496

			1,765,073

Coal: 0.1%
1,400		Consol Energy, Inc.	68,026
1,940		Peabody Energy Corp.	104,838

			172,864

Commercial Services: 0.3%
1,400	@	Apollo Group, Inc.	67,158
3,200	@	Convergys Corp.	82,368
2,700		McKesson Corp.	170,451
1,800		Moody’s Corp.	125,370
1,250		Robert Half International, Inc.	43,925
2,100		RR Donnelley & Sons Co.	89,922
5,190		Western Union Co.	116,516

			695,710

Computers: 2.0%
700	@	Affiliated Computer Services, Inc.	40,845
7,200	@	Apple, Inc.	875,232
740	@	Cognizant Technology Solutions Corp.	58,134
1,900	@	Computer Sciences Corp.	105,260
20,330	@	Dell, Inc.	546,267
4,950		Electronic Data Systems Corp.	142,610
20,900	@	EMC Corp.	353,001
22,100		Hewlett-Packard Co.	1,010,191
12,800		International Business Machines Corp.	1,364,480
1,250	@	Lexmark International, Inc.	64,913
1,100	@	NCR Corp.	59,037
3,440	@	Network Appliance, Inc.	110,734
1,800	@	Sandisk Corp.	78,390
25,200	@	Sun Microsystems, Inc.	128,520
4,900	@	Unisys Corp.	40,768

			4,978,382

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 0.9%
2,400		Avon Products, Inc.	$92,136
3,900		Colgate-Palmolive Co.	261,144
1,400		Estee Lauder Cos., Inc.	66,220
27,075		Procter & Gamble Co.	1,720,616

			2,140,116

Distribution/Wholesale: 0.0%
1,050		WW Grainger, Inc.	92,453

			92,453

Diversified Financial Services: 3.9%
10,000		American Express Co.	649,800
2,160		Ameriprise Financial, Inc.	135,756
1,440		Bear Stearns Cos., Inc.	215,942
7,200		Charles Schwab Corp.	161,784
290		Chicago Mercantile Exchange Holdings, Inc.	153,990
2,050		CIT Group, Inc.	122,857
40,000		Citigroup, Inc.	2,179,600
4,398		Countrywide Financial Corp.	171,258
2,500	@	E*Trade Financial Corp.	59,875
7,050		Fannie Mae	450,636
1,300		Franklin Resources, Inc.	176,462
4,600		Freddie Mac	307,234
3,700		Goldman Sachs Group, Inc.	854,034
2,300		Janus Capital Group, Inc.	63,664
29,700		JP Morgan Chase & Co.	1,539,351
500		Legg Mason, Inc.	50,515
4,460		Lehman Brothers Holdings, Inc.	327,275
8,000		Merrill Lynch & Co., Inc.	741,840
9,550		Morgan Stanley	812,132
3,300		SLM Corp.	185,493
1,100		T. Rowe Price Group, Inc.	56,485

			9,415,983

Electric: 1.4%
4,850	@	AES Corp.	115,091
3,700		American Electric Power Co., Inc.	176,231
2,000		Constellation Energy Group, Inc.	183,540
900		Dominion Resources, Inc.	79,731
4,000		DTE Energy Co.	211,520
3,200		Duke Energy Corp.	62,528
4,020		Edison International	234,245
4,000		Entergy Corp.	451,600
5,600		Exelon Corp.	436,800
4,450		FirstEnergy Corp.	308,074
5,600		FPL Group, Inc.	358,008
4,950		PG&E Corp.	243,837
1,300		PPL Corp.	59,748
1,400		Progress Energy, Inc.	70,126
2,950		Public Service Enterprise Group, Inc.	262,373
3,860		TXU Corp.	260,357

			3,513,809

Electrical Components & Equipment: 0.1%
6,000		Emerson Electric Co.	290,700

			290,700

Electronics: 0.2%
2,550	@	Agilent Technologies, Inc.	97,334
2,300		Tektronix, Inc.	69,621
3,900	@	Thermo Electron Corp.	212,940
700	@	Waters Corp.	42,210

			422,105

Shares			Value

Entertainment: 0.0%
1,950		International Game Technology	$78,371

			78,371

Environmental Control: 0.1%
6,100		Waste Management, Inc.	235,887

			235,887

Food: 0.6%
2,250		Campbell Soup Co.	89,325
1,900		ConAgra Foods, Inc.	48,450
1,400	@	Dean Foods Co.	45,864
5,300		General Mills, Inc.	324,572
3,550		HJ Heinz Co.	168,909
9,822		Kraft Foods, Inc.	332,376
6,200		Kroger Co.	187,984
3,650		Safeway, Inc.	125,852
1,400		Sysco Corp.	46,368
1,000		Whole Foods Market, Inc.	41,100

			1,410,800

Forest Products & Paper: 0.2%
3,900		International Paper Co.	152,763
2,000		Plum Creek Timber Co., Inc.	83,600
2,100		Temple-Inland, Inc.	132,300
600		Weyerhaeuser Co.	49,176

			417,839

Gas: 0.2%
1,300		KeySpan Corp.	54,171
1,700		Nicor, Inc.	79,815
2,300		NiSource, Inc.	51,083
3,650		Sempra Energy	223,818

			408,887

Hand/Machine Tools: 0.1%
770		Black & Decker Corp.	72,711
1,400		Snap-On, Inc.	75,698
1,500		Stanley Works	94,845

			243,254

Healthcare — Products: 1.3%
6,600		Baxter International, Inc.	375,144
1,220		Becton Dickinson & Co.	93,025
1,800		Biomet, Inc.	78,516
8,400	@	Boston Scientific Corp.	131,628
1,100		CR Bard, Inc.	92,851
24,300		Johnson & Johnson	1,537,461
8,600		Medtronic, Inc.	457,262
1,900	@	St. Jude Medical, Inc.	81,111
1,900		Stryker Corp.	127,889
1,000	@	Varian Medical Systems, Inc.	40,300
1,700	@	Zimmer Holdings, Inc.	149,702

			3,164,889

Healthcare — Services: 0.6%
4,310		Aetna, Inc.	228,128
1,835	@	Coventry Health Care, Inc.	109,494
1,890	@	Humana, Inc.	117,275
700	@	Laboratory Corp. of America Holdings	55,118
11,270		UnitedHealth Group, Inc.	617,258
4,980	@	WellPoint, Inc.	405,422

			1,532,695

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
1,700		D.R. Horton, Inc.	$39,729
1,900		KB Home	87,191
1,100		Lennar Corp.	50,215

			177,135

Home Furnishings: 0.0%
500		Harman International Industries, Inc.	59,325
500		Whirlpool Corp.	55,825

			115,150

Household Products/Wares: 0.2%
600		Avery Dennison Corp.	39,162
1,000		Clorox Co.	67,140
6,350		Kimberly-Clark Corp.	450,596

			556,898

Housewares: 0.0%
2,200		Newell Rubbermaid, Inc.	69,872

			69,872

Insurance: 2.5%
3,560	@@	ACE Ltd.	219,189
4,250		Aflac, Inc.	224,655
5,810		Allstate Corp.	357,315
750		AMBAC Financial Group, Inc.	67,208
20,600		American International Group, Inc.	1,490,204
2,450		AON Corp.	105,154
1,300		Assurant, Inc.	77,285
4,780		Chubb Corp.	262,279
800		Cigna Corp.	134,104
5,300		Genworth Financial, Inc.	191,330
3,150		Hartford Financial Services Group, Inc.	324,986
2,012		Lincoln National Corp.	145,870
4,690		Loews Corp.	239,331
3,700		Marsh & McLennan Cos., Inc.	121,471
700		MBIA, Inc.	46,585
7,220		Metlife, Inc.	490,960
650		MGIC Investment Corp.	42,250
3,200		Principal Financial Group	194,560
7,880		Progressive Corp.	181,634
4,800		Prudential Financial, Inc.	489,696
1,040		Safeco Corp.	65,260
850		Torchmark Corp.	59,594
5,850		Travelers Cos., Inc.	316,895
2,000		UnumProvident Corp.	53,080
1,800	@@	XL Capital Ltd.	146,808

			6,047,703

Internet: 0.8%
2,600	@	Amazon.com, Inc.	179,764
9,500	@	eBay, Inc.	309,320
1,700	@	Google, Inc.	846,175
2,100	@	IAC/InterActiveCorp.	72,660
8,969	@	Symantec Corp.	179,290
2,400	@	VeriSign, Inc.	71,592
9,800	@	Yahoo!, Inc.	281,260

			1,940,061

Iron/Steel: 0.2%
800		Allegheny Technologies, Inc.	92,472
3,340		Nucor Corp.	225,584
1,140		United States Steel Corp.	129,002

			447,058

Shares			Value

Leisure Time: 0.1%
3,200		Carnival Corp.	$161,408
2,050		Harley-Davidson, Inc.	125,235

			286,643

Lodging: 0.1%
1,400		Harrah’s Entertainment, Inc.	119,630
1,500		Hilton Hotels Corp.	53,325
1,780		Marriott International, Inc.	81,969
1,100		Starwood Hotels & Resorts Worldwide, Inc.	79,277

			334,201

Machinery — Construction & Mining: 0.2%
5,800		Caterpillar, Inc.	455,764
900	@	Terex Corp.	76,293

			532,057

Machinery — Diversified: 0.2%
1,600		Cummins, Inc.	150,768
1,300		Deere & Co.	156,611
1,200		Rockwell Automation, Inc.	81,660

			389,039

Media: 1.4%
4,425		CBS Corp. - Class B	147,176
3,700		Clear Channel Communications, Inc.	142,080
19,850	@	Comcast Corp. - Class A	544,089
6,300	@	DIRECTV Group, Inc.	147,168
1,200		Gannett Co., Inc.	70,584
4,470		McGraw-Hill Cos., Inc.	314,286
1,300		Meredith Corp.	80,873
19,300		News Corp., Inc. - Class A	426,337
22,900		Time Warner, Inc.	489,373
2,000		Tribune Co.	64,400
4,800	@	Viacom - Class B	215,616
18,300		Walt Disney Co.	648,552

			3,290,534

Mining: 0.3%
7,000		Alcoa, Inc.	288,960
2,764		Freeport-McMoRan Copper & Gold, Inc.	217,527
2,500		Newmont Mining Corp.	101,700

			608,187

Miscellaneous Manufacturing: 2.4%
5,600		3M Co.	492,576
2,100		Cooper Industries Ltd.	112,518
2,550		Danaher Corp.	187,425
1,450		Dover Corp.	72,573
4,500		Eastman Kodak Co.	114,120
2,700		Eaton Corp.	253,098
79,350		General Electric Co.	2,981,973
6,200		Honeywell International, Inc.	359,042
4,100		Illinois Tool Works, Inc.	216,152
2,500	@@	Ingersoll-Rand Co.	128,325
2,500		ITT Corp.	168,250
1,800		Parker Hannifin Corp.	182,448
16,300	@@	Tyco International Ltd.	543,768

			5,812,268

Office/Business Equipment: 0.1%
9,550	@	Xerox Corp.	180,209

			180,209

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 4.0%
4,500		Anadarko Petroleum Corp.	$223,425
1,000		Apache Corp.	80,750
3,200		Chesapeake Energy Corp.	111,552
19,761		Chevron Corp.	1,610,324
13,347		ConocoPhillips	1,033,458
3,800		Devon Energy Corp.	291,764
2,000		ENSCO International, Inc.	121,140
850		EOG Resources, Inc.	65,365
47,850		ExxonMobil Corp.	3,979,685
1,300		Hess Corp.	76,986
4,020		Marathon Oil Corp.	497,716
900		Murphy Oil Corp.	53,100
2,400	@, @@	Nabors Industries Ltd.	83,856
1,200		Noble Corp.	110,868
8,900		Occidental Petroleum Corp.	489,233
2,800	@	Transocean, Inc.	275,072
5,600		Valero Energy Corp.	417,872
3,200		XTO Energy, Inc.	185,632

			9,707,798

Oil & Gas Services: 0.7%
2,200		Baker Hughes, Inc.	181,456
9,600		Halliburton Co.	345,120
2,500	@	National Oilwell Varco, Inc.	236,125
9,500		Schlumberger Ltd.	739,765
1,500	@	Weatherford International Ltd.	81,510

			1,583,976

Packaging & Containers: 0.1%
1,000		Ball Corp.	55,360
1,400		Bemis Co.	47,082
3,800	@	Pactiv Corp.	129,086
2,800		Sealed Air Corp.	90,440

			321,968

Pharmaceuticals: 2.7%
10,600		Abbott Laboratories	597,310
1,000		Allergan, Inc.	124,530
2,700		AmerisourceBergen Corp.	138,294
900	@	Barr Pharmaceuticals, Inc.	47,988
15,500		Bristol-Myers Squibb Co.	469,805
3,140		Cardinal Health, Inc.	227,524
6,800		Eli Lilly & Co.	398,616
910	@	Express Scripts, Inc.	92,911
3,550	@	Forest Laboratories, Inc.	180,021
3,550	@	Gilead Sciences, Inc.	293,834
1,600	@	Hospira, Inc.	63,744
2,680	@	King Pharmaceuticals, Inc.	56,923
2,000	@	Medco Health Solutions, Inc.	155,520
17,600		Merck & Co., Inc.	923,120
3,200		Mylan Laboratories	63,264
57,490		Pfizer, Inc.	1,580,400
13,100		Schering-Plough Corp.	428,894
1,800	@	Watson Pharmaceuticals, Inc.	55,548
9,800		Wyeth	566,832

			6,465,078

Pipelines: 0.2%
4,800		El Paso Corp.	81,792
900		Questar Corp.	97,209
4,200		Spectra Energy Corp.	111,846
4,750		Williams Cos., Inc.	150,860

			441,707

Shares			Value

Real Estate: 0.0%
1,400	@	CB Richard Ellis Group, Inc.	$52,108

			52,108

Real Estate Investment Trusts: 0.4%
650		Apartment Investment & Management Co.	35,666
1,520		Archstone-Smith Trust	93,784
1,100		Boston Properties, Inc.	127,248
920		Developers Diversified Realty Corp.	56,718
1,450		Equifax, Inc.	60,944
3,000		Host Hotels & Resorts, Inc.	76,560
1,400		Kimco Realty Corp.	64,806
2,200		Prologis	142,252
1,300		Simon Property Group, Inc.	140,374
900		Vornado Realty Trust	108,909

			907,261

Retail: 2.6%
800	@	Autozone, Inc.	102,904
1,300	@	Bed Bath & Beyond, Inc.	52,858
3,885		Best Buy Co., Inc.	187,607
1,600	@	Big Lots, Inc.	50,400
2,950		Circuit City Stores, Inc.	47,407
3,800		Costco Wholesale Corp.	214,586
9,910		CVS Corp.	381,931
1,500		Darden Restaurants, Inc.	68,355
2,300		Dollar General Corp.	49,772
2,750		Family Dollar Stores, Inc.	92,538
5,692	@	Federated Department Stores, Inc.	227,282
5,090		Gap, Inc.	94,267
15,670		Home Depot, Inc.	609,093
2,350		JC Penney Co., Inc.	189,128
3,650	@	Kohl’s Corp.	274,918
12,360		Lowe’s Cos., Inc.	405,655
9,400		McDonald’s Corp.	475,170
3,200		Nordstrom, Inc.	166,176
1,750	@	Office Depot, Inc.	63,700
2,300		RadioShack Corp.	78,522
750	@	Sears Holding Corp.	135,015
4,310		Staples, Inc.	108,009
5,250	@	Starbucks Corp.	151,253
7,350		Target Corp.	458,861
4,250		TJX Cos., Inc.	118,873
8,280		Walgreen Co.	373,676
20,600		Wal-Mart Stores, Inc.	980,560
2,350		Yum! Brands, Inc.	159,142

			6,317,658

Savings & Loans: 0.2%
4,400		Hudson City Bancorp., Inc.	58,036
8,462		Washington Mutual, Inc.	369,959

			427,995

Semiconductors: 1.1%
3,600	@	Advanced Micro Devices, Inc.	51,372
3,950		Altera Corp.	90,100
2,100		Analog Devices, Inc.	76,041
14,100		Applied Materials, Inc.	269,310
2,800	@	Broadcom Corp.	85,568
44,900		Intel Corp.	995,433
1,000		KLA-Tencor Corp.	54,980
2,600		Linear Technology Corp.	93,314
4,900	@	LSI Logic Corp.	42,532
2,200		Maxim Integrated Products	67,650

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
5,100	@	Micron Technology, Inc.	$62,118
2,150		National Semiconductor Corp.	57,878
2,150	@	Novellus Systems, Inc.	65,984
2,500	@	Nvidia Corp.	86,675
3,200	@	Teradyne, Inc.	54,464
10,400		Texas Instruments, Inc.	367,744
2,400		Xilinx, Inc.	68,352

			2,589,515

Software: 1.7%
4,090	@	Adobe Systems, Inc.	180,287
2,150	@	Autodesk, Inc.	97,718
4,950		Automatic Data Processing, Inc.	246,015
2,300	@	BMC Software, Inc.	76,222
5,700		CA, Inc.	151,221
2,500	@	Citrix Systems, Inc.	84,025
6,350	@	Compuware Corp.	72,136
2,050	@	Electronic Arts, Inc.	100,184
6,290		First Data Corp.	205,683
2,050	@	Fiserv, Inc.	121,463
4,200	@	Intuit, Inc.	128,100
65,400		Microsoft Corp.	2,005,818
29,440	@	Oracle Corp.	570,547
2,800		Paychex, Inc.	113,120

			4,152,539

Telecommunications: 2.8%
2,900	@	ADC Telecommunications, Inc.	48,575
2,500		Alltel Corp.	171,300
49,848		AT&T, Inc.	2,060,716
3,900	@	Avaya, Inc.	62,400
2,400		CenturyTel, Inc.	118,608
51,000	@	Cisco Systems, Inc.	1,372,920
6,700		Citizens Communications Co.	106,195
13,650	@	Corning, Inc.	341,250
1,585		Embarq Corp.	101,852
4,000	@	Juniper Networks, Inc.	97,640
18,580		Motorola, Inc.	337,970
13,150		Qualcomm, Inc.	564,793
11,200	@	Qwest Communications International, Inc.	115,248
20,702		Sprint Nextel Corp.	473,041
4,900	@	Tellabs, Inc.	53,655
20,550		Verizon Communications, Inc.	894,542

			6,920,705

Toys/Games/Hobbies: 0.1%
4,550		Mattel, Inc.	127,446

			127,446

Transportation: 0.6%
1,950		Burlington Northern Santa Fe Corp.	181,604
1,000		CH Robinson Worldwide, Inc.	54,180
1,940		CSX Corp.	88,154
2,700		FedEx Corp.	301,374
3,350		Norfolk Southern Corp.	193,898
1,950		Union Pacific Corp.	235,326
6,900		United Parcel Service, Inc.	496,593

			1,551,129

		Total Common Stock (Cost $96,870,783)	109,804,780

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 49.6%
Federal National Mortgage Association: 49.6%
$124,700,000	Z	5.310%, due 01/22/08	$120,597,975

		Total U.S. Government Agency Obligations (Cost $122,098,733)	120,597,975

		Total Long-Term Investments (Cost $218,969,516)	230,402,755

SHORT-TERM INVESTMENTS: 5.7%
U.S. Treasury STRIP: 5.1%
12,691,000	^^	4.894%, due 11/15/07	12,412,229

		Total U.S. Treasury STRIP (Cost $12,414,423)	12,412,229

Mutual Fund: 0.5%
1,300,000	**	ING Institutional Prime Money Market Fund	1,300,000

		Total Mutual Fund (Cost $1,300,000)	1,300,000

Repurchase Agreement: 0.1%
125,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $125,018 to be received upon repurchase (Collateralized by $101,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $128,510, due 11/15/22)		125,000

	Total Repurchase Agreement (Cost $125,000)		125,000

	Total Short-Term Investments (Cost $13,839,423)		13,837,229

	Total Investments in Securities (Cost $232,808,939)*	100.5%	$244,239,984
	Other Assets and Liabilities - Net	(0.5)	(1,221,855)

	Net Assets	100.0%	$243,018,129

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $234,271,677.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,365,378
Gross Unrealized Depreciation	(2,397,071)

Net Unrealized Appreciation	$9,968,307

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 44.8%
Advertising: 0.1%
2,150		Omnicom Group	$226,395

			226,395

Aerospace/Defense: 1.1%
5,500		Boeing Co.	553,245
3,600		General Dynamics Corp.	288,864
1,100		L-3 Communications Holdings, Inc.	104,786
3,530		Lockheed Martin Corp.	346,293
3,327		Northrop Grumman Corp.	251,554
5,441		Raytheon Co.	302,520
8,550		United Technologies Corp.	603,203

			2,450,465

Agriculture: 0.7%
15,400		Altria Group, Inc.	1,094,940
3,860		Archer-Daniels-Midland Co.	135,254
1,920		Reynolds American, Inc.	124,877
2,300		UST, Inc.	122,797

			1,477,868

Airlines: 0.0%
3,300		Southwest Airlines Co.	47,223

			47,223

Apparel: 0.2%
3,750	@	Coach, Inc.	192,600
2,800		Nike, Inc.	158,900
800		Polo Ralph Lauren Corp.	78,024

			429,524

Auto Manufacturers: 0.2%
15,600		Ford Motor Co.	130,104
3,500		General Motors Corp.	104,965
2,200		Paccar, Inc.	191,906

			426,975

Auto Parts & Equipment: 0.1%
1,400	@	Goodyear Tire & Rubber Co.	49,658
1,150		Johnson Controls, Inc.	126,155

			175,813

Banks: 2.9%
36,265		Bank of America Corp.	1,838,998
5,250		Bank of New York Co., Inc.	212,940
3,754		BB&T Corp.	158,081
2,642		Capital One Financial Corp.	210,779
2,000		Comerica, Inc.	125,660
900		Compass Bancshares, Inc.	63,000
1,950		Fifth Third Bancorp.	82,602
7,700		Huntington Bancshares, Inc.	172,942
6,300		Keycorp.	224,343
2,000		Marshall & Ilsley Corp.	95,980
4,000		Mellon Financial Corp.	173,320
4,260		National City Corp.	147,353
800		Northern Trust Corp.	52,064
1,900		PNC Financial Services Group, Inc.	140,220
7,414		Regions Financial Corp.	264,457
2,400		State Street Corp.	163,848
1,800		SunTrust Banks, Inc.	160,722
8,400		US Bancorp.	290,472
15,367		Wachovia Corp.	832,738
26,700		Wells Fargo & Co.	963,603
550		Zions Bancorp.	44,253

			6,418,375

Shares			Value

Beverages: 0.9%
7,700		Anheuser-Busch Cos., Inc.	$410,718
12,950		Coca-Cola Co.	686,221
3,050		Pepsi Bottling Group, Inc.	106,720
12,290		PepsiCo, Inc.	839,776

			2,043,435

Biotechnology: 0.4%
8,150	@	Amgen, Inc.	459,090
2,100	@	Biogen Idec, Inc.	109,662
2,160	@	Celgene Corp.	132,278
2,200	@	Genzyme Corp.	141,944
1,700	@	Medimmune, Inc.	98,396

			941,370

Building Materials: 0.1%
1,000		American Standard Cos., Inc.	59,780
1,850		Masco Corp.	55,889

			115,669

Chemicals: 0.7%
600		Air Products & Chemicals, Inc.	46,794
1,500		Ashland, Inc.	90,480
6,400		Dow Chemical Co.	290,432
1,300		Ecolab, Inc.	56,095
5,200		EI DuPont de Nemours & Co.	272,064
2,100		International Flavors & Fragrances, Inc.	107,793
4,380		Monsanto Co.	269,808
2,210		PPG Industries, Inc.	168,380
1,100		Praxair, Inc.	74,899
1,450		Sherwin-Williams Co.	98,078
2,800		Sigma-Aldrich Corp.	121,184

			1,596,007

Coal: 0.1%
1,200		Consol Energy, Inc.	58,308
1,780		Peabody Energy Corp.	96,191

			154,499

Commercial Services: 0.3%
1,200	@	Apollo Group, Inc.	57,564
2,900	@	Convergys Corp.	74,646
2,710		McKesson Corp.	171,082
1,700		Moody’s Corp.	118,405
1,150		Robert Half International, Inc.	40,411
1,900		RR Donnelley & Sons Co.	81,358
4,617		Western Union Co.	103,652

			647,118

Computers: 2.0%
700	@	Affiliated Computer Services, Inc.	40,845
6,300	@	Apple, Inc.	765,828
750	@	Cognizant Technology Solutions Corp.	58,920
1,700	@	Computer Sciences Corp.	94,180
18,240	@	Dell, Inc.	490,109
4,450		Electronic Data Systems Corp.	128,205
18,850	@	EMC Corp.	318,377
19,850		Hewlett-Packard Co.	907,344
11,450		International Business Machines Corp.	1,220,570
1,150	@	Lexmark International, Inc.	59,720
1,000	@	NCR Corp.	53,670
3,080	@	Network Appliance, Inc.	99,145
1,600	@	Sandisk Corp.	69,680
22,700	@	Sun Microsystems, Inc.	115,770
4,400	@	Unisys Corp.	36,608

			4,458,971

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 0.9%
2,100		Avon Products, Inc.	$80,619
3,600		Colgate-Palmolive Co.	241,056
1,700		Estee Lauder Cos., Inc.	80,410
24,416		Procter & Gamble Co.	1,551,637

			1,953,722

Distribution/Wholesale: 0.0%
900		WW Grainger, Inc.	79,245

			79,245

Diversified Financial Services: 3.8%
9,000		American Express Co.	584,820
2,080		Ameriprise Financial, Inc.	130,728
1,140		Bear Stearns Cos., Inc.	170,954
6,450		Charles Schwab Corp.	144,932
250		Chicago Mercantile Exchange Holdings, Inc.	132,750
1,900		CIT Group, Inc.	113,867
36,000		Citigroup, Inc.	1,961,640
3,968		Countrywide Financial Corp.	154,514
2,200	@	E*Trade Financial Corp.	52,690
6,350		Fannie Mae	405,892
1,200		Franklin Resources, Inc.	162,888
4,100		Freddie Mac	273,839
3,300		Goldman Sachs Group, Inc.	761,706
2,000		Janus Capital Group, Inc.	55,360
26,700		JP Morgan Chase & Co.	1,383,861
600		Legg Mason, Inc.	60,618
4,020		Lehman Brothers Holdings, Inc.	294,988
7,300		Merrill Lynch & Co., Inc.	676,929
8,650		Morgan Stanley	735,596
2,950		SLM Corp.	165,820
1,000		T. Rowe Price Group, Inc.	51,350

			8,475,742

Electric: 1.4%
4,410	@	AES Corp.	104,649
3,650		American Electric Power Co., Inc.	173,850
1,800		Constellation Energy Group, Inc.	165,186
800		Dominion Resources, Inc.	70,872
3,600		DTE Energy Co.	190,368
2,800		Duke Energy Corp.	54,712
3,620		Edison International	210,937
3,600		Entergy Corp.	406,440
5,100		Exelon Corp.	397,800
4,000		FirstEnergy Corp.	276,920
5,000		FPL Group, Inc.	319,650
4,500		PG&E Corp.	221,670
1,200		PPL Corp.	55,152
1,200		Progress Energy, Inc.	60,108
2,650		Public Service Enterprise Group, Inc.	235,691
3,400		TXU Corp.	229,330

			3,173,335

Electrical Components & Equipment: 0.1%
5,400		Emerson Electric Co.	261,630

			261,630

Electronics: 0.2%
2,350	@	Agilent Technologies, Inc.	89,700
2,100		Tektronix, Inc.	63,567
3,450	@	Thermo Electron Corp.	188,370
800	@	Waters Corp.	48,240

			389,877

Shares			Value

Entertainment: 0.0%
1,750		International Game Technology	$70,333

			70,333

Environmental Control: 0.1%
4,800		Waste Management, Inc.	185,616

			185,616

Food: 0.6%
2,050		Campbell Soup Co.	81,385
1,700		ConAgra Foods, Inc.	43,350
1,300	@	Dean Foods Co.	42,588
4,750		General Mills, Inc.	290,890
3,600		HJ Heinz Co.	171,288
8,819		Kraft Foods, Inc.	298,435
5,550		Kroger Co.	168,276
3,300		Safeway, Inc.	113,784
1,300		Sysco Corp.	43,056
900		Whole Foods Market, Inc.	36,990

			1,290,042

Forest Products & Paper: 0.2%
3,500		International Paper Co.	137,095
1,800		Plum Creek Timber Co., Inc.	75,240
1,900		Temple-Inland, Inc.	119,700
600		Weyerhaeuser Co.	49,176

			381,211

Gas: 0.2%
1,200		KeySpan Corp.	50,004
1,500		Nicor, Inc.	70,425
2,000		NiSource, Inc.	44,420
3,250		Sempra Energy	199,290

			364,139

Hand/Machine Tools: 0.1%
700		Black & Decker Corp.	66,101
1,300		Snap-On, Inc.	70,291
1,300		Stanley Works	82,199

			218,591

Healthcare — Products: 1.3%
6,150		Baxter International, Inc.	349,566
1,120		Becton Dickinson & Co.	85,400
1,700		Biomet, Inc.	74,154
7,600	@	Boston Scientific Corp.	119,092
1,000		CR Bard, Inc.	84,410
21,850		Johnson & Johnson	1,382,450
7,500		Medtronic, Inc.	398,775
1,700	@	St. Jude Medical, Inc.	72,573
1,700		Stryker Corp.	114,427
900	@	Varian Medical Systems, Inc.	36,270
1,500	@	Zimmer Holdings, Inc.	132,090

			2,849,207

Healthcare — Services: 0.6%
3,860		Aetna, Inc.	204,310
1,665	@	Coventry Health Care, Inc.	99,351
1,450	@	Humana, Inc.	89,973
650	@	Laboratory Corp. of America Holdings	51,181
10,160		UnitedHealth Group, Inc.	556,463
4,740	@	WellPoint, Inc.	385,883

			1,387,161

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
1,600		D.R. Horton, Inc.	$37,392
1,700		KB Home	78,013
1,000		Lennar Corp.	45,650

			161,055

Home Furnishings: 0.0%
500		Harman International Industries, Inc.	59,325
400		Whirlpool Corp.	44,660

			103,985

Household Products/Wares: 0.2%
600		Avery Dennison Corp.	39,162
700		Clorox Co.	46,998
5,700		Kimberly-Clark Corp.	404,472

			490,632

Housewares: 0.0%
2,000		Newell Rubbermaid, Inc.	63,520

			63,520

Insurance: 2.5%
2,820	@@	ACE Ltd.	173,627
3,850		Aflac, Inc.	203,511
5,210		Allstate Corp.	320,415
700		AMBAC Financial Group, Inc.	62,727
18,600		American International Group, Inc.	1,345,524
2,600		AON Corp.	111,592
1,100		Assurant, Inc.	65,395
4,280		Chubb Corp.	234,844
720		Cigna Corp.	120,694
4,800		Genworth Financial, Inc.	173,280
2,850		Hartford Financial Services Group, Inc.	294,035
1,882		Lincoln National Corp.	136,445
4,270		Loews Corp.	217,898
3,300		Marsh & McLennan Cos., Inc.	108,339
650		MBIA, Inc.	43,258
6,510		Metlife, Inc.	442,680
650		MGIC Investment Corp.	42,250
3,250		Principal Financial Group	197,600
7,040		Progressive Corp.	162,272
4,260		Prudential Financial, Inc.	434,605
980		Safeco Corp.	61,495
1,050		Torchmark Corp.	73,616
5,310		Travelers Cos., Inc.	287,643
1,800		UnumProvident Corp.	47,772
1,600	@@	XL Capital Ltd.	130,496

			5,492,013

Internet: 0.8%
2,400	@	Amazon.com, Inc.	165,936
8,550	@	eBay, Inc.	278,388
1,500	@	Google, Inc.	746,625
1,900	@	IAC/InterActiveCorp.	65,740
8,088	@	Symantec Corp.	161,679
2,100	@	VeriSign, Inc.	62,643
8,800	@	Yahoo!, Inc.	252,560

			1,733,571

Iron/Steel: 0.2%
700		Allegheny Technologies, Inc.	80,913
2,920		Nucor Corp.	197,217
1,200		United States Steel Corp.	135,792

			413,922

Shares			Value

Leisure Time: 0.1%
2,850		Carnival Corp.	$143,754
1,950		Harley-Davidson, Inc.	119,126

			262,880

Lodging: 0.1%
1,200		Harrah’s Entertainment, Inc.	102,540
1,400		Hilton Hotels Corp.	49,770
1,600		Marriott International, Inc.	73,680
950		Starwood Hotels & Resorts Worldwide, Inc.	68,467

			294,457

Machinery — Construction & Mining: 0.2%
5,200		Caterpillar, Inc.	408,616
800	@	Terex Corp.	67,816

			476,432

Machinery — Diversified: 0.2%
1,400		Cummins, Inc.	131,922
1,100		Deere & Co.	132,517
1,110		Rockwell Automation, Inc.	75,536

			339,975

Media: 1.3%
3,950		CBS Corp. - Class B	131,377
3,300		Clear Channel Communications, Inc.	126,720
17,850	@	Comcast Corp. - Class A	489,269
5,600	@	DIRECTV Group, Inc.	130,816
1,100		Gannett Co., Inc.	64,702
3,950		McGraw-Hill Cos., Inc.	277,725
1,200		Meredith Corp.	74,652
18,100		News Corp., Inc. - Class A	399,829
20,600		Time Warner, Inc.	440,222
1,800		Tribune Co.	57,960
3,900	@	Viacom - Class B	175,188
16,400		Walt Disney Co.	581,216

			2,949,676

Mining: 0.3%
6,300		Alcoa, Inc.	260,064
2,831		Freeport-McMoRan Copper & Gold, Inc.	222,800
2,200		Newmont Mining Corp.	89,496

			572,360

Miscellaneous Manufacturing: 2.4%
5,050		3M Co.	444,198
1,900		Cooper Industries Ltd.	101,802
2,250		Danaher Corp.	165,375
1,150		Dover Corp.	57,558
4,200		Eastman Kodak Co.	106,512
2,450		Eaton Corp.	229,663
71,450		General Electric Co.	2,685,068
5,500		Honeywell International, Inc.	318,505
3,800		Illinois Tool Works, Inc.	200,336
2,300	@@	Ingersoll-Rand Co.	118,059
2,200		ITT Corp.	148,060
1,800		Parker Hannifin Corp.	182,448
14,600	@@	Tyco International Ltd.	487,056

			5,244,640

Office/Business Equipment: 0.1%
9,600	@	Xerox Corp.	181,152

			181,152

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 3.9%
4,000		Anadarko Petroleum Corp.	$198,600
900		Apache Corp.	72,675
2,900		Chesapeake Energy Corp.	101,094
17,793		Chevron Corp.	1,449,952
11,964		ConocoPhillips	926,373
3,700		Devon Energy Corp.	284,086
1,800		ENSCO International, Inc.	109,026
800		EOG Resources, Inc.	61,520
43,050		ExxonMobil Corp.	3,580,469
1,200		Hess Corp.	71,064
3,400		Marathon Oil Corp.	420,954
800		Murphy Oil Corp.	47,200
2,100	@, @@	Nabors Industries Ltd.	73,374
800		Noble Corp.	73,912
7,900		Occidental Petroleum Corp.	434,263
2,500	@	Transocean, Inc.	245,600
5,050		Valero Energy Corp.	376,831
2,900		XTO Energy, Inc.	168,229

			8,695,222

Oil & Gas Services: 0.6%
1,900		Baker Hughes, Inc.	156,712
8,650		Halliburton Co.	310,968
1,900	@	National Oilwell Varco, Inc.	179,455
8,700		Schlumberger Ltd.	677,469
1,300	@	Weatherford International Ltd.	70,642

			1,395,246

Packaging & Containers: 0.1%
950		Ball Corp.	52,592
1,200		Bemis Co.	40,356
3,000	@	Pactiv Corp.	101,910
2,500		Sealed Air Corp.	80,750

			275,608

Pharmaceuticals: 2.6%
9,500		Abbott Laboratories	535,325
900		Allergan, Inc.	112,077
2,480		AmerisourceBergen Corp.	127,026
800	@	Barr Pharmaceuticals, Inc.	42,656
14,000		Bristol-Myers Squibb Co.	424,340
2,600		Cardinal Health, Inc.	188,396
6,100		Eli Lilly & Co.	357,582
810	@	Express Scripts, Inc.	82,701
2,800	@	Forest Laboratories, Inc.	141,988
3,200	@	Gilead Sciences, Inc.	264,864
1,500	@	Hospira, Inc.	59,760
2,450	@	King Pharmaceuticals, Inc.	52,038
1,800	@	Medco Health Solutions, Inc.	139,968
15,850		Merck & Co., Inc.	831,333
2,800		Mylan Laboratories	55,356
52,200		Pfizer, Inc.	1,434,978
11,750		Schering-Plough Corp.	384,695
1,600	@	Watson Pharmaceuticals, Inc.	49,376
8,800		Wyeth	508,992

			5,793,451

Pipelines: 0.2%
4,300		El Paso Corp.	73,272
800		Questar Corp.	86,408
3,800		Spectra Energy Corp.	101,194
4,250		Williams Cos., Inc.	134,980

			395,854

Shares			Value

Real Estate: 0.0%
1,200	@	CB Richard Ellis Group, Inc.	$44,664

			44,664

Real Estate Investment Trusts: 0.4%
600		Apartment Investment & Management Co.	32,922
1,370		Archstone-Smith Trust	84,529
1,000		Boston Properties, Inc.	115,680
830		Developers Diversified Realty Corp.	51,170
1,300		Equifax, Inc.	54,639
2,700		Host Hotels & Resorts, Inc.	68,904
1,300		Kimco Realty Corp.	60,177
2,200		Prologis	142,252
1,100		Simon Property Group, Inc.	118,778
800		Vornado Realty Trust	96,808

			825,859

Retail: 2.6%
700	@	Autozone, Inc.	90,041
1,200	@	Bed Bath & Beyond, Inc.	48,792
3,865		Best Buy Co., Inc.	186,641
1,500	@	Big Lots, Inc.	47,250
2,700		Circuit City Stores, Inc.	43,389
3,750		Costco Wholesale Corp.	211,763
8,876		CVS Corp.	342,081
1,350		Darden Restaurants, Inc.	61,520
2,100		Dollar General Corp.	45,444
2,450		Family Dollar Stores, Inc.	82,443
5,112	@	Federated Department Stores, Inc.	204,122
4,550		Gap, Inc.	84,266
14,140		Home Depot, Inc.	549,622
2,050		JC Penney Co., Inc.	164,984
3,200	@	Kohl’s Corp.	241,024
11,100		Lowe’s Cos., Inc.	364,302
8,550		McDonald’s Corp.	432,203
2,800		Nordstrom, Inc.	145,404
1,600	@	Office Depot, Inc.	58,240
2,100		RadioShack Corp.	71,694
690	@	Sears Holding Corp.	124,214
3,850		Staples, Inc.	96,481
4,700	@	Starbucks Corp.	135,407
6,550		Target Corp.	408,917
3,750		TJX Cos., Inc.	104,888
7,320		Walgreen Co.	330,352
18,550		Wal-Mart Stores, Inc.	882,980
2,050		Yum! Brands, Inc.	138,826

			5,697,290

Savings & Loans: 0.2%
3,900		Hudson City Bancorp., Inc.	51,441
8,062		Washington Mutual, Inc.	352,471

			403,912

Semiconductors: 1.1%
3,300	@	Advanced Micro Devices, Inc.	47,091
3,500		Altera Corp.	79,835
1,850		Analog Devices, Inc.	66,989
12,650		Applied Materials, Inc.	241,615
2,500	@	Broadcom Corp.	76,400
40,430		Intel Corp.	896,333
900		KLA-Tencor Corp.	49,482
2,300		Linear Technology Corp.	82,547
4,400	@	LSI Logic Corp.	38,192

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
1,900		Maxim Integrated Products	$58,425
4,600	@	Micron Technology, Inc.	56,028
1,900		National Semiconductor Corp.	51,148
1,900	@	Novellus Systems, Inc.	58,311
2,200	@	Nvidia Corp.	76,274
2,900	@	Teradyne, Inc.	49,358
9,400		Texas Instruments, Inc.	332,384
2,100		Xilinx, Inc.	59,808

			2,320,220

Software: 1.7%
3,690	@	Adobe Systems, Inc.	162,655
1,920	@	Autodesk, Inc.	87,264
4,450		Automatic Data Processing, Inc.	221,165
2,050	@	BMC Software, Inc.	67,937
5,150		CA, Inc.	136,630
2,300	@	Citrix Systems, Inc.	77,303
5,750	@	Compuware Corp.	65,320
1,900	@	Electronic Arts, Inc.	92,853
5,617		First Data Corp.	183,676
1,900	@	Fiserv, Inc.	112,575
3,800	@	Intuit, Inc.	115,900
58,900		Microsoft Corp.	1,806,463
26,520	@	Oracle Corp.	513,958
2,550		Paychex, Inc.	103,020

			3,746,719

Telecommunications: 2.8%
2,600	@	ADC Telecommunications, Inc.	43,550
2,200		Alltel Corp.	150,744
44,852		AT&T, Inc.	1,854,182
3,500	@	Avaya, Inc.	56,000
2,100		CenturyTel, Inc.	103,782
45,550	@	Cisco Systems, Inc.	1,226,206
6,100		Citizens Communications Co.	96,685
12,150	@	Corning, Inc.	303,750
1,475		Embarq Corp.	94,784
3,600	@	Juniper Networks, Inc.	87,876
16,790		Motorola, Inc.	305,410
11,850		Qualcomm, Inc.	508,958
10,100	@	Qwest Communications International, Inc.	103,929
18,600		Sprint Nextel Corp.	425,010
4,400	@	Tellabs, Inc.	48,180
18,800		Verizon Communications, Inc.	818,364

			6,227,410

Toys/Games/Hobbies: 0.1%
4,100		Mattel, Inc.	114,841

			114,841

Transportation: 0.7%
1,950		Burlington Northern Santa Fe Corp.	181,604
900		CH Robinson Worldwide, Inc.	48,762
1,780		CSX Corp.	80,883
2,400		FedEx Corp.	267,888
3,100		Norfolk Southern Corp.	179,428
1,750		Union Pacific Corp.	211,190
6,400		United Parcel Service, Inc.	460,608

			1,430,363

		Total Common Stock (Cost $86,851,363)	98,836,487

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 50.4%
Federal National Mortgage Association: 28.8%
$66,500,000	Z	5.400%, due 04/22/08	$63,447,517

			63,447,517

Other U.S. Agency Obligations: 21.6%
50,000,000	Z	Federal Agricultural Mortgage Corp., 5.400%, due 04/22/08	47,704,900

			47,704,900

		Total U.S. Government Agency Obligations (Cost $113,192,267)	111,152,417

		Total Long-Term Investments (Cost $200,043,630)	209,988,904

SHORT-TERM INVESTMENTS: 5.2%
U.S. Treasury STRIP: 4.9%
11,087,000	^^	5.500%, due 02/15/08	10,704,388

		Total U.S. Treasury STRIP (Cost $10,706,016)	10,704,388

Mutual Fund: 0.2%
500,000	**	ING Institutional Prime Money Market Fund	500,000

		Total Mutual Fund (Cost $500,000)	500,000

Repurchase Agreement: 0.1%
244,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $244,036 to be received upon repurchase (Collateralized by $196,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $249,386, due 11/15/22)		244,000

	Total Repurchase Agreement (Cost $244,000)		244,000

	Total Short-Term Investments (Cost $11,450,016)		11,448,388

	Total Investments in Securities (Cost $211,493,646)*	100.4%	$221,437,292
	Other Assets and Liabilities - Net	(0.4)	(902,456)

	Net Assets	100.0%	$220,534,836

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $212,441,045.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,885,900
Gross Unrealized Depreciation	(2,889,653)

Net Unrealized Appreciation	$8,996,247

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 43.4%
Advertising: 0.1%
950		Omnicom Group	$100,035

			100,035

Aerospace/Defense: 1.1%
2,600		Boeing Co.	261,534
1,700		General Dynamics Corp.	136,408
550		L-3 Communications Holdings, Inc.	52,393
1,670		Lockheed Martin Corp.	163,827
1,565		Northrop Grumman Corp.	118,330
2,570		Raytheon Co.	142,892
4,050		United Technologies Corp.	285,728

			1,161,112

Agriculture: 0.7%
7,350		Altria Group, Inc.	522,585
1,950		Archer-Daniels-Midland Co.	68,328
1,040		Reynolds American, Inc.	67,642
1,100		UST, Inc.	58,729

			717,284

Airlines: 0.0%
1,600		Southwest Airlines Co.	22,896

			22,896

Apparel: 0.2%
1,810	@	Coach, Inc.	92,962
1,560		Nike, Inc.	88,530
300		Polo Ralph Lauren Corp.	29,259

			210,751

Auto Manufacturers: 0.2%
7,400		Ford Motor Co.	61,716
1,600		General Motors Corp.	47,984
1,100		Paccar, Inc.	95,953

			205,653

Auto Parts & Equipment: 0.1%
700	@	Goodyear Tire & Rubber Co.	24,829
600		Johnson Controls, Inc.	65,820

			90,649

Banks: 2.8%
17,271		Bank of America Corp.	875,812
2,550		Bank of New York Co., Inc.	103,428
2,034		BB&T Corp.	85,652
1,303		Capital One Financial Corp.	103,953
950		Comerica, Inc.	59,689
400		Compass Bancshares, Inc.	28,000
900		Fifth Third Bancorp.	38,124
3,650		Huntington Bancshares, Inc.	81,979
2,950		Keycorp.	105,050
1,000		Marshall & Ilsley Corp.	47,990
1,850		Mellon Financial Corp.	80,161
2,070		National City Corp.	71,601
400		Northern Trust Corp.	26,032
900		PNC Financial Services Group, Inc.	66,420
3,517		Regions Financial Corp.	125,451
1,100		State Street Corp.	75,097
850		SunTrust Banks, Inc.	75,897
4,050		US Bancorp.	140,049
7,314		Wachovia Corp.	396,346
12,800		Wells Fargo & Co.	461,952
200		Zions Bancorp.	16,092

			3,064,775

Shares			Value

Beverages: 0.9%
3,650		Anheuser-Busch Cos., Inc.	$194,691
6,250		Coca-Cola Co.	331,188
1,400		Pepsi Bottling Group, Inc.	48,986
5,870		PepsiCo, Inc.	401,097

			975,962

Biotechnology: 0.4%
3,900	@	Amgen, Inc.	219,687
1,000	@	Biogen Idec, Inc.	52,220
1,010	@	Celgene Corp.	61,852
1,100	@	Genzyme Corp.	70,972
800	@	Medimmune, Inc.	46,304

			451,035

Building Materials: 0.1%
500		American Standard Cos., Inc.	29,890
950		Masco Corp.	28,700

			58,590

Chemicals: 0.7%
300		Air Products & Chemicals, Inc.	23,397
700		Ashland, Inc.	42,224
2,850		Dow Chemical Co.	129,333
600		Ecolab, Inc.	25,890
2,500		EI DuPont de Nemours & Co.	130,800
1,000		International Flavors & Fragrances, Inc.	51,330
2,020		Monsanto Co.	124,432
1,100		PPG Industries, Inc.	83,809
500		Praxair, Inc.	34,045
700		Sherwin-Williams Co.	47,348
1,400		Sigma-Aldrich Corp.	60,592

			753,200

Coal: 0.1%
600		Consol Energy, Inc.	29,154
820		Peabody Energy Corp.	44,313

			73,467

Commercial Services: 0.3%
700	@	Apollo Group, Inc.	33,579
1,400	@	Convergys Corp.	36,036
1,080		McKesson Corp.	68,180
800		Moody’s Corp.	55,720
500		Robert Half International, Inc.	17,570
900		RR Donnelley & Sons Co.	38,538
2,249		Western Union Co.	50,490

			300,113

Computers: 2.0%
300	@	Affiliated Computer Services, Inc.	17,505
3,000	@	Apple, Inc.	364,680
300	@	Cognizant Technology Solutions Corp.	23,568
850	@	Computer Sciences Corp.	47,090
8,750	@	Dell, Inc.	235,113
2,450		Electronic Data Systems Corp.	70,585
9,000	@	EMC Corp.	152,010
9,500		Hewlett-Packard Co.	434,245
5,400		International Business Machines Corp.	575,640
450	@	Lexmark International, Inc.	23,369
500	@	NCR Corp.	26,835
1,450	@	Network Appliance, Inc.	46,676
700	@	Sandisk Corp.	30,485
10,700	@	Sun Microsystems, Inc.	54,570
2,100	@	Unisys Corp.	17,472

			2,119,843

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 0.8%
1,000		Avon Products, Inc.	$38,390
1,650		Colgate-Palmolive Co.	110,484
600		Estee Lauder Cos., Inc.	28,380
11,683		Procter & Gamble Co.	742,455

			919,709

Distribution/Wholesale: 0.0%
450		WW Grainger, Inc.	39,623

			39,623

Diversified Financial Services: 3.7%
4,300		American Express Co.	279,414
940		Ameriprise Financial, Inc.	59,079
550		Bear Stearns Cos., Inc.	82,478
3,600		Charles Schwab Corp.	80,892
110		Chicago Mercantile Exchange Holdings, Inc.	58,410
900		CIT Group, Inc.	53,937
17,200		Citigroup, Inc.	937,228
1,898		Countrywide Financial Corp.	73,908
1,100	@	E*Trade Financial Corp.	26,345
3,050		Fannie Mae	194,956
550		Franklin Resources, Inc.	74,657
2,000		Freddie Mac	133,580
1,600		Goldman Sachs Group, Inc.	369,312
1,000		Janus Capital Group, Inc.	27,680
12,800		JP Morgan Chase & Co.	663,424
300		Legg Mason, Inc.	30,309
1,920		Lehman Brothers Holdings, Inc.	140,890
3,500		Merrill Lynch & Co., Inc.	324,555
4,000		Morgan Stanley	340,160
1,400		SLM Corp.	78,694
500		T. Rowe Price Group, Inc.	25,675

			4,055,583

Electric: 1.4%
2,020	@	AES Corp.	47,935
1,750		American Electric Power Co., Inc.	83,353
850		Constellation Energy Group, Inc.	78,005
400		Dominion Resources, Inc.	35,436
1,700		DTE Energy Co.	89,896
1,400		Duke Energy Corp.	27,356
1,720		Edison International	100,224
1,700		Entergy Corp.	191,930
2,400		Exelon Corp.	187,200
1,900		FirstEnergy Corp.	131,537
2,400		FPL Group, Inc.	153,432
2,100		PG&E Corp.	103,446
500		PPL Corp.	22,980
600		Progress Energy, Inc.	30,054
1,350		Public Service Enterprise Group, Inc.	120,069
1,660		TXU Corp.	111,967

			1,514,820

Electrical Components & Equipment: 0.1%
2,600		Emerson Electric Co.	125,970

			125,970

Electronics: 0.2%
1,100	@	Agilent Technologies, Inc.	41,987
1,000		Tektronix, Inc.	30,270
1,700	@	Thermo Electron Corp.	92,820
450	@	Waters Corp.	27,135

			192,212

Shares			Value

Entertainment: 0.0%
850		International Game Technology	$34,162

			34,162

Environmental Control: 0.1%
2,500		Waste Management, Inc.	96,675

			96,675

Food: 0.6%
950		Campbell Soup Co.	37,715
800		ConAgra Foods, Inc.	20,400
600	@	Dean Foods Co.	19,656
2,300		General Mills, Inc.	140,852
1,700		HJ Heinz Co.	80,886
4,232		Kraft Foods, Inc.	143,211
2,650		Kroger Co.	80,348
1,750		Safeway, Inc.	60,340
600		Sysco Corp.	19,872
400		Whole Foods Market, Inc.	16,440

			619,720

Forest Products & Paper: 0.2%
1,700		International Paper Co.	66,589
900		Plum Creek Timber Co., Inc.	37,620
900		Temple-Inland, Inc.	56,700
300		Weyerhaeuser Co.	24,588

			185,497

Gas: 0.2%
500		KeySpan Corp.	20,835
700		Nicor, Inc.	32,865
1,000		NiSource, Inc.	22,210
1,600		Sempra Energy	98,112

			174,022

Hand/Machine Tools: 0.1%
290		Black & Decker Corp.	27,385
600		Snap-On, Inc.	32,442
650		Stanley Works	41,100

			100,927

Healthcare — Products: 1.3%
2,900		Baxter International, Inc.	164,836
490		Becton Dickinson & Co.	37,363
800		Biomet, Inc.	34,896
3,600	@	Boston Scientific Corp.	56,412
500		CR Bard, Inc.	42,205
10,450		Johnson & Johnson	661,172
3,700		Medtronic, Inc.	196,729
800	@	St. Jude Medical, Inc.	34,152
800		Stryker Corp.	53,848
400	@	Varian Medical Systems, Inc.	16,120
800	@	Zimmer Holdings, Inc.	70,448

			1,368,181

Healthcare — Services: 0.6%
1,950		Aetna, Inc.	103,214
825	@	Coventry Health Care, Inc.	49,228
760	@	Humana, Inc.	47,158
450	@	Laboratory Corp. of America Holdings	35,433
4,930		UnitedHealth Group, Inc.	270,016
2,250	@	WellPoint, Inc.	183,173

			688,222

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
700		D.R. Horton, Inc.	$16,359
800		KB Home	36,712
500		Lennar Corp.	22,825

			75,896

Home Furnishings: 0.0%
200		Harman International Industries, Inc.	23,730
200		Whirlpool Corp.	22,330

			46,060

Household Products/Wares: 0.2%
300		Avery Dennison Corp.	19,581
300		Clorox Co.	20,142
2,750		Kimberly-Clark Corp.	195,140

			234,863

Housewares: 0.0%
1,000		Newell Rubbermaid, Inc.	31,760

			31,760

Insurance: 2.4%
1,530	@@	ACE Ltd.	94,202
1,800		Aflac, Inc.	95,148
2,500		Allstate Corp.	153,750
250		AMBAC Financial Group, Inc.	22,403
8,900		American International Group, Inc.	643,826
1,300		AON Corp.	55,796
500		Assurant, Inc.	29,725
2,200		Chubb Corp.	120,714
360		Cigna Corp.	60,347
2,300		Genworth Financial, Inc.	83,030
1,350		Hartford Financial Services Group, Inc.	139,280
888		Lincoln National Corp.	64,380
2,050		Loews Corp.	104,612
1,600		Marsh & McLennan Cos., Inc.	52,528
300		MBIA, Inc.	19,965
3,040		Metlife, Inc.	206,720
350		MGIC Investment Corp.	22,750
1,350		Principal Financial Group	82,080
3,400		Progressive Corp.	78,370
2,020		Prudential Financial, Inc.	206,080
600		Safeco Corp.	37,650
450		Torchmark Corp.	31,550
2,520		Travelers Cos., Inc.	136,508
900		UnumProvident Corp.	23,886
800	@@	XL Capital Ltd.	65,248

			2,630,548

Internet: 0.7%
1,100	@	Amazon.com, Inc.	76,054
4,000	@	eBay, Inc.	130,240
700	@	Google, Inc.	348,425
900	@	IAC/InterActiveCorp.	31,140
3,850	@	Symantec Corp.	76,962
1,000	@	VeriSign, Inc.	29,830
4,200	@	Yahoo!, Inc.	120,540

			813,191

Iron/Steel: 0.2%
300		Allegheny Technologies, Inc.	34,677
1,460		Nucor Corp.	98,608
520		United States Steel Corp.	58,843

			192,128

Shares			Value

Leisure Time: 0.1%
1,550		Carnival Corp.	$78,182
900		Harley-Davidson, Inc.	54,981

			133,163

Lodging: 0.1%
700		Harrah’s Entertainment, Inc.	59,815
700		Hilton Hotels Corp.	24,885
780		Marriott International, Inc.	35,919
350		Starwood Hotels & Resorts Worldwide, Inc.	25,225

			145,844

Machinery — Construction & Mining: 0.2%
2,500		Caterpillar, Inc.	196,450
400	@	Terex Corp.	33,908

			230,358

Machinery — Diversified: 0.1%
700		Cummins, Inc.	65,961
500		Deere & Co.	60,235
500		Rockwell Automation, Inc.	34,025

			160,221

Media: 1.3%
1,925		CBS Corp. - Class B	64,026
1,500		Clear Channel Communications, Inc.	57,600
8,500	@	Comcast Corp. - Class A	232,985
2,700	@	DIRECTV Group, Inc.	63,072
500		Gannett Co., Inc.	29,410
1,890		McGraw-Hill Cos., Inc.	132,886
600		Meredith Corp.	37,326
8,250		News Corp., Inc. - Class A	182,243
9,800		Time Warner, Inc.	209,426
800		Tribune Co.	25,760
1,800	@	Viacom - Class B	80,856
7,900		Walt Disney Co.	279,976

			1,395,566

Mining: 0.2%
3,000		Alcoa, Inc.	123,840
1,231		Freeport-McMoRan Copper & Gold, Inc.	96,880
1,100		Newmont Mining Corp.	44,748

			265,468

Miscellaneous Manufacturing: 2.3%
2,450		3M Co.	215,502
900		Cooper Industries Ltd.	48,222
1,050		Danaher Corp.	77,175
600		Dover Corp.	30,030
2,000		Eastman Kodak Co.	50,720
1,300		Eaton Corp.	121,862
34,150		General Electric Co.	1,283,334
2,600		Honeywell International, Inc.	150,566
1,800		Illinois Tool Works, Inc.	94,896
1,100	@@	Ingersoll-Rand Co.	56,463
1,100		ITT Corp.	74,030
800		Parker Hannifin Corp.	81,088
7,200	@@	Tyco International Ltd.	240,192

			2,524,080

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Office/Business Equipment: 0.1%
4,500	@	Xerox Corp.	$84,915

			84,915

Oil & Gas: 3.8%
1,900		Anadarko Petroleum Corp.	94,335
400		Apache Corp.	32,300
1,400		Chesapeake Energy Corp.	48,804
8,471		Chevron Corp.	690,302
5,832		ConocoPhillips	451,572
1,800		Devon Energy Corp.	138,204
900		ENSCO International, Inc.	54,513
400		EOG Resources, Inc.	30,760
20,600		ExxonMobil Corp.	1,713,302
600		Hess Corp.	35,532
1,600		Marathon Oil Corp.	198,096
400		Murphy Oil Corp.	23,600
1,000	@, @@	Nabors Industries Ltd.	34,940
400		Noble Corp.	36,956
3,600		Occidental Petroleum Corp.	197,892
1,100	@	Transocean, Inc.	108,064
2,400		Valero Energy Corp.	179,088
1,400		XTO Energy, Inc.	81,214

			4,149,474

Oil & Gas Services: 0.6%
900		Baker Hughes, Inc.	74,232
4,050		Halliburton Co.	145,598
900	@	National Oilwell Varco, Inc.	85,005
4,100		Schlumberger Ltd.	319,267
800	@	Weatherford International Ltd.	43,472

			667,574

Packaging & Containers: 0.1%
400		Ball Corp.	22,144
600		Bemis Co.	20,178
1,600	@	Pactiv Corp.	54,352
1,200		Sealed Air Corp.	38,760

			135,434

Pharmaceuticals: 2.5%
4,500		Abbott Laboratories	253,575
400		Allergan, Inc.	49,812
1,020		AmerisourceBergen Corp.	52,244
400	@	Barr Pharmaceuticals, Inc.	21,328
6,700		Bristol-Myers Squibb Co.	203,077
1,300		Cardinal Health, Inc.	94,198
2,900		Eli Lilly & Co.	169,998
410	@	Express Scripts, Inc.	41,861
1,350	@	Forest Laboratories, Inc.	68,459
1,650	@	Gilead Sciences, Inc.	136,571
700	@	Hospira, Inc.	27,888
1,110	@	King Pharmaceuticals, Inc.	23,576
900	@	Medco Health Solutions, Inc.	69,984
7,600		Merck & Co., Inc.	398,620
1,300		Mylan Laboratories	25,701
24,800		Pfizer, Inc.	681,752
5,600		Schering-Plough Corp.	183,344
800	@	Watson Pharmaceuticals, Inc.	24,688
4,100		Wyeth	237,144

			2,763,820

Pipelines: 0.2%
2,100		El Paso Corp.	35,784
400		Questar Corp.	43,204

Shares			Value

1,800		Spectra Energy Corp.	$47,934
1,850		Williams Cos., Inc.	58,756

			185,678

Real Estate: 0.0%
600	@	CB Richard Ellis Group, Inc.	22,332

			22,332

Real Estate Investment Trusts: 0.4%
350		Apartment Investment & Management Co.	19,205
650		Archstone-Smith Trust	40,105
500		Boston Properties, Inc.	57,840
590		Developers Diversified Realty Corp.	36,374
650		Equifax, Inc.	27,320
1,300		Host Hotels & Resorts, Inc.	33,176
600		Kimco Realty Corp.	27,774
1,000		Prologis	64,660
600		Simon Property Group, Inc.	64,788
400		Vornado Realty Trust	48,404

			419,646

Retail: 2.5%
400	@	Autozone, Inc.	51,452
600	@	Bed Bath & Beyond, Inc.	24,396
1,640		Best Buy Co., Inc.	79,196
700	@	Big Lots, Inc.	22,050
1,250		Circuit City Stores, Inc.	20,088
1,800		Costco Wholesale Corp.	101,646
4,104		CVS Corp.	158,168
650		Darden Restaurants, Inc.	29,621
1,000		Dollar General Corp.	21,640
1,150		Family Dollar Stores, Inc.	38,698
2,472	@	Federated Department Stores, Inc.	98,707
2,200		Gap, Inc.	40,744
6,770		Home Depot, Inc.	263,150
1,000		JC Penney Co., Inc.	80,480
1,550	@	Kohl’s Corp.	116,746
5,300		Lowe’s Cos., Inc.	173,946
4,150		McDonald’s Corp.	209,783
1,400		Nordstrom, Inc.	72,702
750	@	Office Depot, Inc.	27,300
1,000		RadioShack Corp.	34,140
330	@	Sears Holding Corp.	59,407
1,825		Staples, Inc.	45,735
2,550	@	Starbucks Corp.	73,466
3,150		Target Corp.	196,655
1,800		TJX Cos., Inc.	50,346
3,510		Walgreen Co.	158,406
8,850		Wal-Mart Stores, Inc.	421,260
1,000		Yum! Brands, Inc.	67,720

			2,737,648

Savings & Loans: 0.2%
1,900		Hudson City Bancorp., Inc.	25,061
3,791		Washington Mutual, Inc.	165,743

			190,804

Semiconductors: 1.0%
1,500	@	Advanced Micro Devices, Inc.	21,405
1,400		Altera Corp.	31,934
850		Analog Devices, Inc.	30,779
5,950		Applied Materials, Inc.	113,645
1,200	@	Broadcom Corp.	36,672
19,600		Intel Corp.	434,532

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
400		KLA-Tencor Corp.	$21,992
1,100		Linear Technology Corp.	39,479
2,100	@	LSI Logic Corp.	18,228
950		Maxim Integrated Products	29,213
2,200	@	Micron Technology, Inc.	26,796
900		National Semiconductor Corp.	24,228
900	@	Novellus Systems, Inc.	27,621
1,000	@	Nvidia Corp.	34,670
1,400	@	Teradyne, Inc.	23,828
4,500		Texas Instruments, Inc.	159,120
1,000		Xilinx, Inc.	28,480

			1,102,622

Software: 1.6%
1,970	@	Adobe Systems, Inc.	86,838
880	@	Autodesk, Inc.	39,996
2,100		Automatic Data Processing, Inc.	104,370
950	@	BMC Software, Inc.	31,483
2,450		CA, Inc.	64,999
1,100	@	Citrix Systems, Inc.	36,971
2,740	@	Compuware Corp.	31,126
850	@	Electronic Arts, Inc.	41,540
2,649		First Data Corp.	86,622
900	@	Fiserv, Inc.	53,325
1,800	@	Intuit, Inc.	54,900
28,100		Microsoft Corp.	861,827
12,680	@	Oracle Corp.	245,738
1,200		Paychex, Inc.	48,480

			1,788,215

Telecommunications: 2.7%
1,200	@	ADC Telecommunications, Inc.	20,100
1,100		Alltel Corp.	75,372
21,401		AT&T, Inc.	884,717
1,650	@	Avaya, Inc.	26,400
1,000		CenturyTel, Inc.	49,420
21,600	@	Cisco Systems, Inc.	581,472
2,900		Citizens Communications Co.	45,965
5,700	@	Corning, Inc.	142,500
648		Embarq Corp.	41,640
1,700	@	Juniper Networks, Inc.	41,497
8,020		Motorola, Inc.	145,884
5,650		Qualcomm, Inc.	242,668
5,800	@	Qwest Communications International, Inc.	59,682
8,868		Sprint Nextel Corp.	202,634
2,100	@	Tellabs, Inc.	22,995
8,850		Verizon Communications, Inc.	385,241

			2,968,187

Toys/Games/Hobbies: 0.1%
1,900		Mattel, Inc.	53,219

			53,219

Transportation: 0.7%
950		Burlington Northern Santa Fe Corp.	88,474
400		CH Robinson Worldwide, Inc.	21,672
860		CSX Corp.	39,078
1,200		FedEx Corp.	133,944

Shares			Value

1,550		Norfolk Southern Corp.	$89,714
900		Union Pacific Corp.	108,612
3,100		United Parcel Service, Inc.	223,107

			704,601

		Total Common Stock (Cost $41,560,277)	47,274,003

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 51.8%
Federal Home Loan Mortgage Corporation: 36.9%
$42,500,000	Z	5.410%, due 06/26/08	40,168,323

			40,168,323

Federal National Mortgage Association: 14.9%
17,000,000	^^, Z	5.330%, due 05/15/08	16,162,121

			16,162,121

		Total U.S. Government Agency Obligations (Cost $57,906,753)	56,330,444

U.S. TREASURY OBLIGATIONS: 4.8%
U.S. Treasury STRIP: 4.8%
5,508,000	^^	5.625%, due 05/15/08	5,250,198

		Total U.S. Treasury Obligations (Cost $5,255,241)	5,250,198

		Total Long-Term Investments (Cost $104,722,271)	108,854,645

SHORT-TERM INVESTMENTS: 0.3%
Mutual Fund: 0.1%
100,000	**	ING Institutional Prime Money Market Fund	100,000

		Total Mutual Fund (Cost $100,000)	100,000

Repurchase Agreement: 0.2%
234,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $234,034 to be received upon repurchase (Collateralized by $188,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $239,207, due 11/15/22)		234,000

	Total Repurchase Agreement (Cost $234,000)		234,000

	Total Short-Term Investments (Cost $334,000)		334,000

	Total Investments in Securities (Cost $105,056,271)*	100.3%	$109,188,645
	Other Assets and Liabilities - Net	(0.3)	(375,425)

	Net Assets	100.0%	$108,813,220

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $105,477,058.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,674,128
Gross Unrealized Depreciation	(1,962,541)

Net Unrealized Appreciation	$3,711,587

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 50.0%
Advertising: 0.1%
720		Omnicom Group	$75,816

			75,816

Aerospace/Defense: 1.2%
1,820		Boeing Co.	183,074
1,230		General Dynamics Corp.	98,695
450		L-3 Communications Holdings, Inc.	42,867
1,190		Lockheed Martin Corp.	116,739
1,147		Northrop Grumman Corp.	86,725
1,804		Raytheon Co.	100,302
2,850		United Technologies Corp.	201,068

			829,470

Agriculture: 0.7%
5,240		Altria Group, Inc.	372,564
1,300		Archer-Daniels-Midland Co.	45,552
740		Reynolds American, Inc.	48,130
650		UST, Inc.	34,704

			500,950

Airlines: 0.0%
1,100		Southwest Airlines Co.	15,741

			15,741

Apparel: 0.2%
1,410	@	Coach, Inc.	72,418
1,040		Nike, Inc.	59,020
300		Polo Ralph Lauren Corp.	29,259

			160,697

Auto Manufacturers: 0.2%
5,280		Ford Motor Co.	44,035
1,200		General Motors Corp.	35,988
875		Paccar, Inc.	76,326

			156,349

Auto Parts & Equipment: 0.1%
500	@	Goodyear Tire & Rubber Co.	17,735
420		Johnson Controls, Inc.	46,074

			63,809

Banks: 3.2%
12,333		Bank of America Corp.	625,406
1,790		Bank of New York Co., Inc.	72,602
1,271		BB&T Corp.	53,522
879		Capital One Financial Corp.	70,127
540		Comerica, Inc.	33,928
300		Compass Bancshares, Inc.	21,000
700		Fifth Third Bancorp.	29,652
2,630		Huntington Bancshares, Inc.	59,070
2,150		Keycorp.	76,562
700		Marshall & Ilsley Corp.	33,593
1,390		Mellon Financial Corp.	60,229
1,380		National City Corp.	47,734
300		Northern Trust Corp.	19,524
560		PNC Financial Services Group, Inc.	41,328
2,501		Regions Financial Corp.	89,211
850		State Street Corp.	58,030
570		SunTrust Banks, Inc.	50,895
2,890		US Bancorp.	99,936
5,069		Wachovia Corp.	274,689
9,120		Wells Fargo & Co.	329,141
190		Zions Bancorp.	15,287

			2,161,466

Shares			Value

Beverages: 1.0%
2,610		Anheuser-Busch Cos., Inc.	$139,217
4,340		Coca-Cola Co.	229,977
1,070		Pepsi Bottling Group, Inc.	37,439
4,210		PepsiCo, Inc.	287,669

			694,302

Biotechnology: 0.5%
2,770	@	Amgen, Inc.	156,034
650	@	Biogen Idec, Inc.	33,943
750	@	Celgene Corp.	45,930
650	@	Genzyme Corp.	41,938
700	@	Medimmune, Inc.	40,516

			318,361

Building Materials: 0.1%
300		American Standard Cos., Inc.	17,934
620		Masco Corp.	18,730

			36,664

Chemicals: 0.8%
250		Air Products & Chemicals, Inc.	19,498
500		Ashland, Inc.	30,160
2,130		Dow Chemical Co.	96,659
400		Ecolab, Inc.	17,260
1,800		EI DuPont de Nemours & Co.	94,176
670		International Flavors & Fragrances, Inc.	34,391
1,400		Monsanto Co.	86,240
800		PPG Industries, Inc.	60,952
400		Praxair, Inc.	27,236
550		Sherwin-Williams Co.	37,202
1,000		Sigma-Aldrich Corp.	43,280

			547,054

Coal: 0.1%
400		Consol Energy, Inc.	19,436
550		Peabody Energy Corp.	29,722

			49,158

Commercial Services: 0.3%
450	@	Apollo Group, Inc.	21,587
1,000	@	Convergys Corp.	25,740
890		McKesson Corp.	56,186
610		Moody’s Corp.	42,487
450		Robert Half International, Inc.	15,813
600		RR Donnelley & Sons Co.	25,692
1,497		Western Union Co.	33,608

			221,113

Computers: 2.3%
200	@	Affiliated Computer Services, Inc.	11,670
2,200	@	Apple, Inc.	267,432
240	@	Cognizant Technology Solutions Corp.	18,854
600	@	Computer Sciences Corp.	33,240
6,250	@	Dell, Inc.	167,938
1,550		Electronic Data Systems Corp.	44,656
6,390	@	EMC Corp.	107,927
6,760		Hewlett-Packard Co.	309,000
3,900		International Business Machines Corp.	415,740
380	@	Lexmark International, Inc.	19,733
450	@	NCR Corp.	24,152
1,010	@	Network Appliance, Inc.	32,512
650	@	Sandisk Corp.	28,308
7,650	@	Sun Microsystems, Inc.	39,015
1,500	@	Unisys Corp.	12,480

			1,532,657

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 1.0%
700		Avon Products, Inc.	$26,873
1,290		Colgate-Palmolive Co.	86,378
550		Estee Lauder Cos., Inc.	26,015
8,279		Procter & Gamble Co.	526,130

			665,396

Distribution/Wholesale: 0.0%
350		WW Grainger, Inc.	30,818

			30,818

Diversified Financial Services: 4.3%
3,080		American Express Co.	200,138
796		Ameriprise Financial, Inc.	50,029
380		Bear Stearns Cos., Inc.	56,985
2,200		Charles Schwab Corp.	49,434
80		Chicago Mercantile Exchange Holdings, Inc.	42,480
600		CIT Group, Inc.	35,958
12,190		Citigroup, Inc.	664,233
1,510		Countrywide Financial Corp.	58,799
700	@	E*Trade Financial Corp.	16,765
2,150		Fannie Mae	137,428
420		Franklin Resources, Inc.	57,011
1,450		Freddie Mac	96,846
1,120		Goldman Sachs Group, Inc.	258,518
650		Janus Capital Group, Inc.	17,992
9,050		JP Morgan Chase & Co.	469,062
200		Legg Mason, Inc.	20,206
1,380		Lehman Brothers Holdings, Inc.	101,264
2,430		Merrill Lynch & Co., Inc.	225,334
2,880		Morgan Stanley	244,915
1,020		SLM Corp.	57,334
300		T. Rowe Price Group, Inc.	15,405

			2,876,136

Electric: 1.6%
1,500	@	AES Corp.	35,595
1,290		American Electric Power Co., Inc.	61,443
600		Constellation Energy Group, Inc.	55,062
300		Dominion Resources, Inc.	26,577
1,200		DTE Energy Co.	63,456
1,300		Duke Energy Corp.	25,402
1,210		Edison International	70,507
1,200		Entergy Corp.	135,480
1,750		Exelon Corp.	136,500
1,270		FirstEnergy Corp.	87,922
1,700		FPL Group, Inc.	108,681
1,540		PG&E Corp.	75,860
400		PPL Corp.	18,384
400		Progress Energy, Inc.	20,036
900		Public Service Enterprise Group, Inc.	80,046
1,130		TXU Corp.	76,219

			1,077,170

Electrical Components & Equipment: 0.1%
1,840		Emerson Electric Co.	89,148

			89,148

Electronics: 0.2%
950	@	Agilent Technologies, Inc.	36,262
700		Tektronix, Inc.	21,189
1,220	@	Thermo Electron Corp.	66,612
300	@	Waters Corp.	18,090

			142,153

Shares			Value

Entertainment: 0.0%
550		International Game Technology	$22,105

			22,105

Environmental Control: 0.1%
1,760		Waste Management, Inc.	68,059

			68,059

Food: 0.7%
700		Campbell Soup Co.	27,790
600		ConAgra Foods, Inc.	15,300
400	@	Dean Foods Co.	13,104
1,750		General Mills, Inc.	107,170
1,100		HJ Heinz Co.	52,338
2,980		Kraft Foods, Inc.	100,843
1,700		Kroger Co.	51,544
1,100		Safeway, Inc.	37,928
600		Sysco Corp.	19,872
350		Whole Foods Market, Inc.	14,385

			440,274

Forest Products & Paper: 0.2%
1,200		International Paper Co.	47,004
600		Plum Creek Timber Co., Inc.	25,080
650		Temple-Inland, Inc.	40,950
200		Weyerhaeuser Co.	16,392

			129,426

Gas: 0.2%
400		KeySpan Corp.	16,668
500		Nicor, Inc.	23,475
700		NiSource, Inc.	15,547
1,070		Sempra Energy	65,612

			121,302

Hand/Machine Tools: 0.1%
260		Black & Decker Corp.	24,552
390		Snap-On, Inc.	21,087
480		Stanley Works	30,350

			75,989

Healthcare — Products: 1.5%
2,010		Baxter International, Inc.	114,248
430		Becton Dickinson & Co.	32,788
500		Biomet, Inc.	21,810
2,550	@	Boston Scientific Corp.	39,959
300		CR Bard, Inc.	25,323
7,440		Johnson & Johnson	470,729
2,600		Medtronic, Inc.	138,242
600	@	St. Jude Medical, Inc.	25,614
700		Stryker Corp.	47,117
300	@	Varian Medical Systems, Inc.	12,090
550	@	Zimmer Holdings, Inc.	48,433

			976,353

Healthcare — Services: 0.7%
1,390		Aetna, Inc.	73,573
525	@	Coventry Health Care, Inc.	31,327
570	@	Humana, Inc.	35,369
200	@	Laboratory Corp. of America Holdings	15,748
3,400		UnitedHealth Group, Inc.	186,218
1,490	@	WellPoint, Inc.	121,301

			463,536

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
500		D.R. Horton, Inc.	$11,685
600		KB Home	27,534
300		Lennar Corp.	13,695

			52,914

Home Furnishings: 0.1%
200		Harman International Industries, Inc.	23,730
200		Whirlpool Corp.	22,330

			46,060

Household Products/Wares: 0.2%
250		Avery Dennison Corp.	16,318
200		Clorox Co.	13,428
1,850		Kimberly-Clark Corp.	131,276

			161,022

Housewares: 0.0%
700		Newell Rubbermaid, Inc.	22,232

			22,232

Insurance: 2.8%
1,090	@@	ACE Ltd.	67,111
1,270		Aflac, Inc.	67,132
1,730		Allstate Corp.	106,395
220		AMBAC Financial Group, Inc.	19,714
6,320		American International Group, Inc.	457,189
850		AON Corp.	36,482
400		Assurant, Inc.	23,780
1,510		Chubb Corp.	82,854
290		Cigna Corp.	48,613
1,700		Genworth Financial, Inc.	61,370
950		Hartford Financial Services Group, Inc.	98,012
582		Lincoln National Corp.	42,195
1,410		Loews Corp.	71,952
1,100		Marsh & McLennan Cos., Inc.	36,113
220		MBIA, Inc.	14,641
2,120		Metlife, Inc.	144,160
270		MGIC Investment Corp.	17,550
1,060		Principal Financial Group	64,448
2,390		Progressive Corp.	55,090
1,390		Prudential Financial, Inc.	141,808
310		Safeco Corp.	19,453
380		Torchmark Corp.	26,642
1,760		Travelers Cos., Inc.	95,339
600		UnumProvident Corp.	15,924
500	@@	XL Capital Ltd.	40,780

			1,854,747

Internet: 0.9%
850	@	Amazon.com, Inc.	58,769
2,910	@	eBay, Inc.	94,750
550	@	Google, Inc.	273,763
600	@	IAC/InterActiveCorp.	20,760
2,717	@	Symantec Corp.	54,313
700	@	VeriSign, Inc.	20,881
3,000	@	Yahoo!, Inc.	86,100

			609,336

Iron/Steel: 0.2%
200		Allegheny Technologies, Inc.	23,118
990		Nucor Corp.	66,865
360		United States Steel Corp.	40,738

			130,721

Shares			Value

Leisure Time: 0.1%
1,000		Carnival Corp.	$50,440
570		Harley-Davidson, Inc.	34,821

			85,261

Lodging: 0.2%
500		Harrah’s Entertainment, Inc.	42,725
500		Hilton Hotels Corp.	17,775
540		Marriott International, Inc.	24,867
300		Starwood Hotels & Resorts Worldwide, Inc.	21,621

			106,988

Machinery — Construction & Mining: 0.2%
1,750		Caterpillar, Inc.	137,515
300	@	Terex Corp.	25,431

			162,946

Machinery — Diversified: 0.2%
440		Cummins, Inc.	41,461
350		Deere & Co.	42,165
420		Rockwell Automation, Inc.	28,581

			112,207

Media: 1.5%
1,500		CBS Corp. - Class B	49,890
1,100		Clear Channel Communications, Inc.	42,240
5,925	@	Comcast Corp. - Class A	162,404
1,800	@	DIRECTV Group, Inc.	42,048
400		Gannett Co., Inc.	23,528
1,300		McGraw-Hill Cos., Inc.	91,403
400		Meredith Corp.	24,884
6,200		News Corp., Inc. - Class A	136,958
7,000		Time Warner, Inc.	149,590
600		Tribune Co.	19,320
1,300	@	Viacom - Class B	58,396
5,590		Walt Disney Co.	198,110

			998,771

Mining: 0.3%
2,100		Alcoa, Inc.	86,688
898		Freeport-McMoRan Copper & Gold, Inc.	70,673
700		Newmont Mining Corp.	28,476

			185,837

Miscellaneous Manufacturing: 2.7%
1,750		3M Co.	153,930
780		Cooper Industries Ltd.	41,792
750		Danaher Corp.	55,125
450		Dover Corp.	22,523
1,350		Eastman Kodak Co.	34,236
850		Eaton Corp.	79,679
24,250		General Electric Co.	911,297
1,830		Honeywell International, Inc.	105,975
1,300		Illinois Tool Works, Inc.	68,536
800	@@	Ingersoll-Rand Co.	41,064
790		ITT Corp.	53,167
540		Parker Hannifin Corp.	54,734
5,000	@@	Tyco International Ltd.	166,800

			1,788,858

Office/Business Equipment: 0.1%
2,910	@	Xerox Corp.	54,912

			54,912

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 4.4%
1,420		Anadarko Petroleum Corp.	$70,503
300		Apache Corp.	24,225
800		Chesapeake Energy Corp.	27,888
6,071		Chevron Corp.	494,726
4,074		ConocoPhillips	315,450
1,160		Devon Energy Corp.	89,065
600		ENSCO International, Inc.	36,342
230		EOG Resources, Inc.	17,687
14,600		ExxonMobil Corp.	1,214,282
400		Hess Corp.	23,688
1,150		Marathon Oil Corp.	142,382
300		Murphy Oil Corp.	17,700
700	@, @@	Nabors Industries Ltd.	24,458
400		Noble Corp.	36,956
2,560		Occidental Petroleum Corp.	140,723
850	@	Transocean, Inc.	83,504
1,700		Valero Energy Corp.	126,854
950		XTO Energy, Inc.	55,110

			2,941,543

Oil & Gas Services: 0.7%
700		Baker Hughes, Inc.	57,736
3,050		Halliburton Co.	109,648
700	@	National Oilwell Varco, Inc.	66,115
2,900		Schlumberger Ltd.	225,823
600	@	Weatherford International Ltd.	32,604

			491,926

Packaging & Containers: 0.2%
430		Ball Corp.	23,805
600		Bemis Co.	20,178
1,050	@	Pactiv Corp.	35,669
900		Sealed Air Corp.	29,070

			108,722

Pharmaceuticals: 2.9%
3,200		Abbott Laboratories	180,320
300		Allergan, Inc.	37,359
780		AmerisourceBergen Corp.	39,952
350	@	Barr Pharmaceuticals, Inc.	18,662
4,700		Bristol-Myers Squibb Co.	142,457
850		Cardinal Health, Inc.	61,591
2,100		Eli Lilly & Co.	123,102
310	@	Express Scripts, Inc.	31,651
970	@	Forest Laboratories, Inc.	49,189
1,100	@	Gilead Sciences, Inc.	91,047
500	@	Hospira, Inc.	19,920
790	@	King Pharmaceuticals, Inc.	16,780
700	@	Medco Health Solutions, Inc.	54,432
5,360		Merck & Co., Inc.	281,132
950		Mylan Laboratories	18,782
17,520		Pfizer, Inc.	481,625
4,000		Schering-Plough Corp.	130,960
500	@	Watson Pharmaceuticals, Inc.	15,430
3,000		Wyeth	173,520

			1,967,911

Pipelines: 0.2%
1,400		El Paso Corp.	23,856
300		Questar Corp.	32,403
1,300		Spectra Energy Corp.	34,619
1,370		Williams Cos., Inc.	43,511

			134,389

Shares			Value

Real Estate: 0.0%
400	@	CB Richard Ellis Group, Inc.	$14,888

			14,888

Real Estate Investment Trusts: 0.4%
200		Apartment Investment & Management Co.	10,974
460		Archstone-Smith Trust	28,382
300		Boston Properties, Inc.	34,704
280		Developers Diversified Realty Corp.	17,262
420		Equifax, Inc.	17,653
900		Host Hotels & Resorts, Inc.	22,968
300		Kimco Realty Corp.	13,887
700		Prologis	45,262
400		Simon Property Group, Inc.	43,192
300		Vornado Realty Trust	36,303

			270,587

Retail: 2.9%
300	@	Autozone, Inc.	38,589
400	@	Bed Bath & Beyond, Inc.	16,264
1,120		Best Buy Co., Inc.	54,085
500	@	Big Lots, Inc.	15,750
900		Circuit City Stores, Inc.	14,463
1,270		Costco Wholesale Corp.	71,717
2,986		CVS Corp.	115,080
390		Darden Restaurants, Inc.	17,772
700		Dollar General Corp.	15,148
850		Family Dollar Stores, Inc.	28,603
1,598	@	Federated Department Stores, Inc.	63,808
1,480		Gap, Inc.	27,410
4,790		Home Depot, Inc.	186,187
750		JC Penney Co., Inc.	60,360
1,050	@	Kohl’s Corp.	79,086
3,730		Lowe’s Cos., Inc.	122,419
2,910		McDonald’s Corp.	147,101
930		Nordstrom, Inc.	48,295
550	@	Office Depot, Inc.	20,020
700		RadioShack Corp.	23,898
200	@	Sears Holding Corp.	36,004
1,510		Staples, Inc.	37,841
1,720	@	Starbucks Corp.	49,553
2,200		Target Corp.	137,346
1,280		TJX Cos., Inc.	35,802
2,550		Walgreen Co.	115,082
6,240		Wal-Mart Stores, Inc.	297,024
720		Yum! Brands, Inc.	48,758

			1,923,465

Savings & Loans: 0.2%
1,300		Hudson City Bancorp., Inc.	17,147
2,742		Washington Mutual, Inc.	119,880

			137,027

Semiconductors: 1.2%
1,150	@	Advanced Micro Devices, Inc.	16,411
1,220		Altera Corp.	27,828
570		Analog Devices, Inc.	20,640
4,300		Applied Materials, Inc.	82,130
800	@	Broadcom Corp.	24,448
13,680		Intel Corp.	303,286
400		KLA-Tencor Corp.	21,992
800		Linear Technology Corp.	28,712
1,500	@	LSI Logic Corp.	13,020

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
610		Maxim Integrated Products	$18,758
1,550	@	Micron Technology, Inc.	18,879
590		National Semiconductor Corp.	15,883
650	@	Novellus Systems, Inc.	19,949
700	@	Nvidia Corp.	24,269
1,000	@	Teradyne, Inc.	17,020
3,200		Texas Instruments, Inc.	113,152
650		Xilinx, Inc.	18,512

			784,889

Software: 1.9%
1,310	@	Adobe Systems, Inc.	57,745
780	@	Autodesk, Inc.	35,451
1,510		Automatic Data Processing, Inc.	75,047
660	@	BMC Software, Inc.	21,872
1,770		CA, Inc.	46,958
800	@	Citrix Systems, Inc.	26,888
1,920	@	Compuware Corp.	21,811
620	@	Electronic Arts, Inc.	30,299
1,897		First Data Corp.	62,032
590	@	Fiserv, Inc.	34,958
1,260	@	Intuit, Inc.	38,430
19,950		Microsoft Corp.	611,867
8,980	@	Oracle Corp.	174,032
870		Paychex, Inc.	35,148

			1,272,538

Telecommunications: 3.1%
900	@	ADC Telecommunications, Inc.	15,075
800		Alltel Corp.	54,816
15,185		AT&T, Inc.	627,748
1,250	@	Avaya, Inc.	20,000
740		CenturyTel, Inc.	36,571
15,600	@	Cisco Systems, Inc.	419,952
1,650		Citizens Communications Co.	26,153
3,900	@	Corning, Inc.	97,500
351		Embarq Corp.	22,555
1,300	@	Juniper Networks, Inc.	31,733
5,670		Motorola, Inc.	103,137
4,040		Qualcomm, Inc.	173,518
4,100	@	Qwest Communications International, Inc.	42,189
6,335		Sprint Nextel Corp.	144,755
1,500	@	Tellabs, Inc.	16,425
6,300		Verizon Communications, Inc.	274,239

			2,106,366

Toys/Games/Hobbies: 0.1%
1,350		Mattel, Inc.	37,814

			37,814

Transportation: 0.7%
590		Burlington Northern Santa Fe Corp.	54,947
300		CH Robinson Worldwide, Inc.	16,254
580		CSX Corp.	26,355
810		FedEx Corp.	90,412
930		Norfolk Southern Corp.	53,828
650		Union Pacific Corp.	78,442
2,200		United Parcel Service, Inc.	158,334

			478,572

		Total Common Stock (Cost $29,586,280)	33,584,921

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 49.2%
Federal Home Loan Mortgage Corporation: 49.2%
$35,800,000	Z	5.340%, due 12/22/08	$33,008,602

		Total U.S. Government Agency Obligations (Cost $33,843,041)	33,008,602

U.S. TREASURY OBLIGATIONS: 0.7%
U.S. Treasury STRIP: 0.7%
543,000	^	4.875%, due 11/15/08	505,912

		Total U.S. Treasury Obligations (Cost $508,507)	505,912

		Total Long-Term Investments (Cost $63,937,828)	67,099,435

SHORT-TERM INVESTMENTS: 0.7%
Mutual Fund: 0.4%
250,000	**	ING Institutional Prime Money Market Fund	250,000

		Total Mutual Fund (Cost $250,000)	250,000

Repurchase Agreement: 0.3%
210,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $210,031 to be received upon repurchase (Collateralized by $169,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $215,031, due 11/15/22)		210,000

	Total Repurchase Agreement (Cost $210,000)		210,000

	Total Short-Term Investments (Cost $460,000)		460,000

	Total Investments in Securities (Cost $64,397,828)*	100.6%	$67,559,435
	Other Assets and Liabilities - Net	(0.6)	(413,916)

	Net Assets	100.0%	$67,145,519

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $64,775,477.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,924,582
Gross Unrealized Depreciation	(1,140,624)

Net Unrealized Appreciation	$2,783,958

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IX	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 55.9%
Advertising: 0.1%
600		Omnicom Group	$63,180

			63,180

Aerospace/Defense: 1.4%
1,550		Boeing Co.	155,915
1,050		General Dynamics Corp.	84,252
350		L-3 Communications Holdings, Inc.	33,341
1,050		Lockheed Martin Corp.	103,005
965		Northrop Grumman Corp.	72,964
1,609		Raytheon Co.	89,460
2,500		United Technologies Corp.	176,375

			715,312

Agriculture: 0.9%
4,450		Altria Group, Inc.	316,395
1,260		Archer-Daniels-Midland Co.	44,150
600		Reynolds American, Inc.	39,024
600		UST, Inc.	32,034

			431,603

Airlines: 0.0%
900		Southwest Airlines Co.	12,879

			12,879

Apparel: 0.3%
1,080	@	Coach, Inc.	55,469
900		Nike, Inc.	51,075
200		Polo Ralph Lauren Corp.	19,506

			126,050

Auto Manufacturers: 0.2%
4,200		Ford Motor Co.	35,028
1,000		General Motors Corp.	29,990
650		Paccar, Inc.	56,700

			121,718

Auto Parts & Equipment: 0.1%
400	@	Goodyear Tire & Rubber Co.	14,188
350		Johnson Controls, Inc.	38,395

			52,583

Banks: 3.6%
10,572		Bank of America Corp.	536,106
1,500		Bank of New York Co., Inc.	60,840
1,086		BB&T Corp.	45,731
782		Capital One Financial Corp.	62,388
550		Comerica, Inc.	34,557
300		Compass Bancshares, Inc.	21,000
500		Fifth Third Bancorp.	21,180
2,250		Huntington Bancshares, Inc.	50,535
1,850		Keycorp.	65,879
600		Marshall & Ilsley Corp.	28,794
1,200		Mellon Financial Corp.	51,996
1,200		National City Corp.	41,508
300		Northern Trust Corp.	19,524
450		PNC Financial Services Group, Inc.	33,210
2,058		Regions Financial Corp.	73,409
600		State Street Corp.	40,962
500		SunTrust Banks, Inc.	44,645
2,500		US Bancorp.	86,450
4,423		Wachovia Corp.	239,682
7,800		Wells Fargo & Co.	281,502
200		Zions Bancorp.	16,092

			1,855,990

Shares			Value

Beverages: 1.2%
2,300		Anheuser-Busch Cos., Inc.	$122,682
3,750		Coca-Cola Co.	198,713
1,050		Pepsi Bottling Group, Inc.	36,740
3,640		PepsiCo, Inc.	248,721

			606,856

Biotechnology: 0.5%
2,400	@	Amgen, Inc.	135,192
500	@	Biogen Idec, Inc.	26,110
600	@	Celgene Corp.	36,744
650	@	Genzyme Corp.	41,938
500	@	Medimmune, Inc.	28,940

			268,924

Building Materials: 0.1%
300		American Standard Cos., Inc.	17,934
500		Masco Corp.	15,105

			33,039

Chemicals: 0.9%
150		Air Products & Chemicals, Inc.	11,699
400		Ashland, Inc.	24,128
1,850		Dow Chemical Co.	83,954
400		Ecolab, Inc.	17,260
1,500		EI DuPont de Nemours & Co.	78,480
600		International Flavors & Fragrances, Inc.	30,798
1,240		Monsanto Co.	76,384
630		PPG Industries, Inc.	48,000
300		Praxair, Inc.	20,427
350		Sherwin-Williams Co.	23,674
1,000		Sigma-Aldrich Corp.	43,280

			458,084

Coal: 0.1%
400		Consol Energy, Inc.	19,436
440		Peabody Energy Corp.	23,778

			43,214

Commercial Services: 0.3%
400	@	Apollo Group, Inc.	19,188
800	@	Convergys Corp.	20,592
620		McKesson Corp.	39,141
400		Moody’s Corp.	27,860
300		Robert Half International, Inc.	10,542
500		RR Donnelley & Sons Co.	21,410
1,200		Western Union Co.	26,940

			165,673

Computers: 2.5%
200	@	Affiliated Computer Services, Inc.	11,670
1,800	@	Apple, Inc.	218,808
200	@	Cognizant Technology Solutions Corp.	15,712
450	@	Computer Sciences Corp.	24,930
5,320	@	Dell, Inc.	142,948
1,400		Electronic Data Systems Corp.	40,334
5,550	@	EMC Corp.	93,740
5,850		Hewlett-Packard Co.	267,404
3,250		International Business Machines Corp.	346,450
300	@	Lexmark International, Inc.	15,579
250	@	NCR Corp.	13,418
910	@	Network Appliance, Inc.	29,293
400	@	Sandisk Corp.	17,420
7,200	@	Sun Microsystems, Inc.	36,720
1,200	@	Unisys Corp.	9,984

			1,284,410

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IX	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 1.1%
800		Avon Products, Inc.	$30,712
1,100		Colgate-Palmolive Co.	73,656
300		Estee Lauder Cos., Inc.	14,190
7,143		Procter & Gamble Co.	453,938

			572,496

Distribution/Wholesale: 0.1%
300		WW Grainger, Inc.	26,415

			26,415

Diversified Financial Services: 4.8%
2,550		American Express Co.	165,699
530		Ameriprise Financial, Inc.	33,311
340		Bear Stearns Cos., Inc.	50,986
1,800		Charles Schwab Corp.	40,446
70		Chicago Mercantile Exchange Holdings, Inc.	37,170
450		CIT Group, Inc.	26,969
10,500		Citigroup, Inc.	572,145
1,270		Countrywide Financial Corp.	49,454
600	@	E*Trade Financial Corp.	14,370
1,800		Fannie Mae	115,056
350		Franklin Resources, Inc.	47,509
1,200		Freddie Mac	80,148
1,000		Goldman Sachs Group, Inc.	230,820
500		Janus Capital Group, Inc.	13,840
7,800		JP Morgan Chase & Co.	404,274
200		Legg Mason, Inc.	20,206
1,240		Lehman Brothers Holdings, Inc.	90,991
2,100		Merrill Lynch & Co., Inc.	194,733
2,450		Morgan Stanley	208,348
800		SLM Corp.	44,968
300		T. Rowe Price Group, Inc.	15,405

			2,456,848

Electric: 1.8%
1,250	@	AES Corp.	29,663
1,050		American Electric Power Co., Inc.	50,012
450		Constellation Energy Group, Inc.	41,297
200		Dominion Resources, Inc.	17,718
1,100		DTE Energy Co.	58,168
800		Duke Energy Corp.	15,632
1,100		Edison International	64,097
1,100		Entergy Corp.	124,190
1,500		Exelon Corp.	117,000
1,120		FirstEnergy Corp.	77,538
1,500		FPL Group, Inc.	95,895
1,350		PG&E Corp.	66,501
400		PPL Corp.	18,384
300		Progress Energy, Inc.	15,027
850		Public Service Enterprise Group, Inc.	75,599
880		TXU Corp.	59,356

			926,077

Electrical Components & Equipment: 0.2%
1,600		Emerson Electric Co.	77,520

			77,520

Electronics: 0.2%
850	@	Agilent Technologies, Inc.	32,445
500		Tektronix, Inc.	15,135
1,000	@	Thermo Electron Corp.	54,600
200	@	Waters Corp.	12,060

			114,240

Shares			Value

Entertainment: 0.0%
500		International Game Technology	$20,095

			20,095

Environmental Control: 0.1%
1,450		Waste Management, Inc.	56,072

			56,072

Food: 0.8%
550		Campbell Soup Co.	21,835
500		ConAgra Foods, Inc.	12,750
300	@	Dean Foods Co.	9,828
1,400		General Mills, Inc.	85,736
1,100		HJ Heinz Co.	52,338
2,595		Kraft Foods, Inc.	87,815
1,550		Kroger Co.	46,996
1,100		Safeway, Inc.	37,928
400		Sysco Corp.	13,248
300		Whole Foods Market, Inc.	12,330

			380,804

Forest Products & Paper: 0.2%
1,000		International Paper Co.	39,170
500		Plum Creek Timber Co., Inc.	20,900
500		Temple-Inland, Inc.	31,500
200		Weyerhaeuser Co.	16,392

			107,962

Gas: 0.2%
400		KeySpan Corp.	16,668
400		Nicor, Inc.	18,780
600		NiSource, Inc.	13,326
1,000		Sempra Energy	61,320

			110,094

Hand/Machine Tools: 0.1%
210		Black & Decker Corp.	19,830
300		Snap-On, Inc.	16,221
400		Stanley Works	25,292

			61,343

Healthcare — Products: 1.6%
1,750		Baxter International, Inc.	99,470
380		Becton Dickinson & Co.	28,975
400		Biomet, Inc.	17,448
2,400	@	Boston Scientific Corp.	37,608
300		CR Bard, Inc.	25,323
6,300		Johnson & Johnson	398,601
2,100		Medtronic, Inc.	111,657
500	@	St. Jude Medical, Inc.	21,345
500		Stryker Corp.	33,655
200	@	Varian Medical Systems, Inc.	8,060
500	@	Zimmer Holdings, Inc.	44,030

			826,172

Healthcare — Services: 0.8%
1,170		Aetna, Inc.	61,928
450	@	Coventry Health Care, Inc.	26,852
410	@	Humana, Inc.	25,441
150	@	Laboratory Corp. of America Holdings	11,811
2,950		UnitedHealth Group, Inc.	161,572
1,360	@	WellPoint, Inc.	110,718

			398,322

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IX	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
400		D.R. Horton, Inc.	$9,348
500		KB Home	22,945
300		Lennar Corp.	13,695

			45,988

Home Furnishings: 0.0%
100		Harman International Industries, Inc.	11,865
100		Whirlpool Corp.	11,165

			23,030

Household Products/Wares: 0.3%
200		Avery Dennison Corp.	13,054
200		Clorox Co.	13,428
1,550		Kimberly-Clark Corp.	109,988

			136,470

Housewares: 0.0%
500		Newell Rubbermaid, Inc.	15,880

			15,880

Insurance: 3.2%
940	@@	ACE Ltd.	57,876
1,100		Aflac, Inc.	58,146
1,560		Allstate Corp.	95,940
100		AMBAC Financial Group, Inc.	8,961
5,450		American International Group, Inc.	394,253
800		AON Corp.	34,336
300		Assurant, Inc.	17,835
1,330		Chubb Corp.	72,977
200		Cigna Corp.	33,526
1,500		Genworth Financial, Inc.	54,150
850		Hartford Financial Services Group, Inc.	87,695
514		Lincoln National Corp.	37,265
1,290		Loews Corp.	65,829
1,000		Marsh & McLennan Cos., Inc.	32,830
250		MBIA, Inc.	16,638
1,840		Metlife, Inc.	125,120
200		MGIC Investment Corp.	13,000
850		Principal Financial Group	51,680
2,340		Progressive Corp.	53,937
1,250		Prudential Financial, Inc.	127,525
300		Safeco Corp.	18,825
300		Torchmark Corp.	21,033
1,550		Travelers Cos., Inc.	83,964
500		UnumProvident Corp.	13,270
400	@@	XL Capital Ltd.	32,624

			1,609,235

Internet: 0.9%
800	@	Amazon.com, Inc.	55,312
2,500	@	eBay, Inc.	81,400
400	@	Google, Inc.	199,100
400	@	IAC/InterActiveCorp.	13,840
2,387	@	Symantec Corp.	47,716
500	@	VeriSign, Inc.	14,915
2,400	@	Yahoo!, Inc.	68,880

			481,163

Iron/Steel: 0.2%
200		Allegheny Technologies, Inc.	23,118
900		Nucor Corp.	60,786
350		United States Steel Corp.	39,606

			123,510

Shares			Value

Leisure Time: 0.2%
1,000		Carnival Corp.	$50,440
500		Harley-Davidson, Inc.	30,545

			80,985

Lodging: 0.2%
400		Harrah’s Entertainment, Inc.	34,180
400		Hilton Hotels Corp.	14,220
440		Marriott International, Inc.	20,262
250		Starwood Hotels & Resorts Worldwide, Inc.	18,018

			86,680

Machinery — Construction & Mining: 0.3%
1,500		Caterpillar, Inc.	117,870
200	@	Terex Corp.	16,954

			134,824

Machinery — Diversified: 0.2%
400		Cummins, Inc.	37,692
300		Deere & Co.	36,141
300		Rockwell Automation, Inc.	20,415

			94,248

Media: 1.7%
1,325		CBS Corp. - Class B	44,070
1,100		Clear Channel Communications, Inc.	42,240
5,300	@	Comcast Corp. - Class A	145,273
1,500	@	DIRECTV Group, Inc.	35,040
300		Gannett Co., Inc.	17,646
1,130		McGraw-Hill Cos., Inc.	79,450
300		Meredith Corp.	18,663
5,350		News Corp., Inc. - Class A	118,182
5,600		Time Warner, Inc.	119,672
500		Tribune Co.	16,100
1,300	@	Viacom - Class B	58,396
4,750		Walt Disney Co.	168,340

			863,072

Mining: 0.3%
1,700		Alcoa, Inc.	70,176
724		Freeport-McMoRan Copper & Gold, Inc.	56,979
600		Newmont Mining Corp.	24,408

			151,563

Miscellaneous Manufacturing: 2.9%
1,450		3M Co.	127,542
500		Cooper Industries Ltd.	26,790
650		Danaher Corp.	47,775
300		Dover Corp.	15,015
1,150		Eastman Kodak Co.	29,164
800		Eaton Corp.	74,992
19,400		General Electric Co.	729,029
1,600		Honeywell International, Inc.	92,656
1,100		Illinois Tool Works, Inc.	57,992
600	@@	Ingersoll-Rand Co.	30,798
600		ITT Corp.	40,380
400		Parker Hannifin Corp.	40,544
4,300	@@	Tyco International Ltd.	143,448

			1,456,125

Office/Business Equipment: 0.1%
2,700	@	Xerox Corp.	50,949

			50,949

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IX	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 5.0%
1,100		Anadarko Petroleum Corp.	$54,615
200		Apache Corp.	16,150
800		Chesapeake Energy Corp.	27,888
5,244		Chevron Corp.	427,334
3,499		ConocoPhillips	270,928
1,000		Devon Energy Corp.	76,780
500		ENSCO International, Inc.	30,285
200		EOG Resources, Inc.	15,380
12,550		ExxonMobil Corp.	1,043,784
300		Hess Corp.	17,766
1,000		Marathon Oil Corp.	123,810
200		Murphy Oil Corp.	11,800
600	@, @@	Nabors Industries Ltd.	20,964
300		Noble Corp.	27,717
2,400		Occidental Petroleum Corp.	131,928
800	@	Transocean, Inc.	78,592
1,450		Valero Energy Corp.	108,199
900		XTO Energy, Inc.	52,209

			2,536,129

Oil & Gas Services: 0.8%
500		Baker Hughes, Inc.	41,240
2,500		Halliburton Co.	89,875
600	@	National Oilwell Varco, Inc.	56,670
2,500		Schlumberger Ltd.	194,675
400	@	Weatherford International Ltd.	21,736

			404,196

Packaging & Containers: 0.2%
300		Ball Corp.	16,608
400		Bemis Co.	13,452
1,000	@	Pactiv Corp.	33,970
800		Sealed Air Corp.	25,840

			89,870

Pharmaceuticals: 3.3%
2,600		Abbott Laboratories	146,510
200		Allergan, Inc.	24,906
560		AmerisourceBergen Corp.	28,683
200	@	Barr Pharmaceuticals, Inc.	10,664
4,100		Bristol-Myers Squibb Co.	124,271
790		Cardinal Health, Inc.	57,243
1,800		Eli Lilly & Co.	105,516
210	@	Express Scripts, Inc.	21,441
900	@	Forest Laboratories, Inc.	45,639
1,000	@	Gilead Sciences, Inc.	82,770
400	@	Hospira, Inc.	15,936
630	@	King Pharmaceuticals, Inc.	13,381
500	@	Medco Health Solutions, Inc.	38,880
4,650		Merck & Co., Inc.	243,893
800		Mylan Laboratories	15,816
15,000		Pfizer, Inc.	412,350
3,350		Schering-Plough Corp.	109,679
400	@	Watson Pharmaceuticals, Inc.	12,344
2,600		Wyeth	150,384

			1,660,306

Pipelines: 0.2%
1,100		El Paso Corp.	18,744
200		Questar Corp.	21,602
1,300		Spectra Energy Corp.	34,619
1,150		Williams Cos., Inc.	36,524

			111,489

Shares			Value

Real Estate: 0.0%
300	@	CB Richard Ellis Group, Inc.	$11,166

			11,166

Real Estate Investment Trusts: 0.4%
250		Apartment Investment & Management Co.	13,718
370		Archstone-Smith Trust	22,829
300		Boston Properties, Inc.	34,704
320		Developers Diversified Realty Corp.	19,728
400		Equifax, Inc.	16,812
500		Host Hotels & Resorts, Inc.	12,760
300		Kimco Realty Corp.	13,887
500		Prologis	32,330
300		Simon Property Group, Inc.	32,394
200		Vornado Realty Trust	24,202

			223,364

Retail: 3.3%
200	@	Autozone, Inc.	25,726
300	@	Bed Bath & Beyond, Inc.	12,198
1,120		Best Buy Co., Inc.	54,085
400	@	Big Lots, Inc.	12,600
750		Circuit City Stores, Inc.	12,053
1,150		Costco Wholesale Corp.	64,941
2,386		CVS Corp.	91,956
410		Darden Restaurants, Inc.	18,684
600		Dollar General Corp.	12,984
900		Family Dollar Stores, Inc.	30,285
1,366	@	Federated Department Stores, Inc.	54,544
1,250		Gap, Inc.	23,150
4,110		Home Depot, Inc.	159,756
550		JC Penney Co., Inc.	44,264
1,000	@	Kohl’s Corp.	75,320
3,200		Lowe’s Cos., Inc.	105,024
2,600		McDonald’s Corp.	131,430
900		Nordstrom, Inc.	46,737
450	@	Office Depot, Inc.	16,380
500		RadioShack Corp.	17,070
130	@	Sears Holding Corp.	23,403
1,140		Staples, Inc.	28,568
1,450	@	Starbucks Corp.	41,775
1,850		Target Corp.	115,496
1,250		TJX Cos., Inc.	34,963
2,230		Walgreen Co.	100,640
5,550		Wal-Mart Stores, Inc.	264,180
550		Yum! Brands, Inc.	37,246

			1,655,458

Savings & Loans: 0.2%
1,100		Hudson City Bancorp., Inc.	14,509
2,370		Washington Mutual, Inc.	103,616

			118,125

Semiconductors: 1.3%
900	@	Advanced Micro Devices, Inc.	12,843
950		Altera Corp.	21,670
500		Analog Devices, Inc.	18,105
3,700		Applied Materials, Inc.	70,670
700	@	Broadcom Corp.	21,392
11,740		Intel Corp.	260,276
300		KLA-Tencor Corp.	16,494
500		Linear Technology Corp.	17,945
1,200	@	LSI Logic Corp.	10,416

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IX	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
450		Maxim Integrated Products	$13,838
1,250	@	Micron Technology, Inc.	15,225
500		National Semiconductor Corp.	13,460
450	@	Novellus Systems, Inc.	13,811
600	@	Nvidia Corp.	20,802
800	@	Teradyne, Inc.	13,616
2,700		Texas Instruments, Inc.	95,472
800		Xilinx, Inc.	22,784

			658,819

Software: 2.0%
1,020	@	Adobe Systems, Inc.	44,962
480	@	Autodesk, Inc.	21,816
1,350		Automatic Data Processing, Inc.	67,095
590	@	BMC Software, Inc.	19,553
1,650		CA, Inc.	43,775
600	@	Citrix Systems, Inc.	20,166
1,550	@	Compuware Corp.	17,608
450	@	Electronic Arts, Inc.	21,992
1,600		First Data Corp.	52,320
500	@	Fiserv, Inc.	29,625
1,200	@	Intuit, Inc.	36,600
16,000		Microsoft Corp.	490,720
7,210	@	Oracle Corp.	139,730
650		Paychex, Inc.	26,260

			1,032,222

Telecommunications: 3.5%
700	@	ADC Telecommunications, Inc.	11,725
600		Alltel Corp.	41,112
13,042		AT&T, Inc.	539,156
1,000	@	Avaya, Inc.	16,000
600		CenturyTel, Inc.	29,652
13,250	@	Cisco Systems, Inc.	356,690
1,300		Citizens Communications Co.	20,605
3,350	@	Corning, Inc.	83,750
425		Embarq Corp.	27,311
1,000	@	Juniper Networks, Inc.	24,410
4,830		Motorola, Inc.	87,858
3,400		Qualcomm, Inc.	146,030
3,300	@	Qwest Communications International, Inc.	33,957
5,609		Sprint Nextel Corp.	128,166
1,200	@	Tellabs, Inc.	13,140
5,000		Verizon Communications, Inc.	217,650

			1,777,212

Toys/Games/Hobbies: 0.1%
1,350		Mattel, Inc.	37,814

			37,814

Transportation: 0.8%
550		Burlington Northern Santa Fe Corp.	51,222
300		CH Robinson Worldwide, Inc.	16,254
500		CSX Corp.	22,720
800		FedEx Corp.	89,296
950		Norfolk Southern Corp.	54,986
450		Union Pacific Corp.	54,306
1,700		United Parcel Service, Inc.	122,349

			411,133

		Total Common Stock (Cost $25,119,709)	28,455,000

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.0%
Federal Home Loan Mortgage Corporation: 42.0%
$23,600,000	Z	5.300%, due 04/21/09	$21,403,949

		Total U.S. Government Agency Obligations (Cost $21,939,609)	21,403,949

U.S. TREASURY OBLIGATIONS: 1.8%
U.S. Treasury STRIP: 1.8%
990,000	^	4.843%, due 02/15/09	912,304

		Total U.S. Treasury Obligations (Cost $917,940)	912,304

		Total Long-Term Investments (Cost $47,977,258)	50,771,253

SHORT-TERM INVESTMENTS: 0.8%
Mutual Fund: 0.2%
100,000	**	ING Institutional Prime Money Market Fund	100,000

		Total Mutual Fund (Cost $100,000)	100,000

Repurchase Agreement: 0.6%
324,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $324,048 to be received upon repurchase (Collateralized by $260,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $330,818, due 11/15/22)		324,000

	Total Repurchase Agreement (Cost $324,000)		324,000

	Total Short-Term Investments (Cost $424,000)		424,000

	Total Investments in Securities (Cost $48,401,258)*	100.5%	$51,195,253

	Other Assets and Liabilities - Net	(0.5)	(264,190)

	Net Assets	100.0%	$50,931,063

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $48,657,630.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,310,336
Gross Unrealized Depreciation	(772,713)

Net Unrealized Appreciation	$2,537,623

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 60.0%
Advertising: 0.1%
507		Omnicom Group	$53,387

			53,387

Aerospace/Defense: 1.5%
1,415		Boeing Co.	142,335
998		General Dynamics Corp.	80,080
300		L-3 Communications Holdings, Inc.	28,578
939		Lockheed Martin Corp.	92,116
847		Northrop Grumman Corp.	64,042
1,423		Raytheon Co.	79,119
2,098		United Technologies Corp.	148,014

			634,284

Agriculture: 0.9%
3,976		Altria Group, Inc.	282,694
1,125		Archer-Daniels-Midland Co.	39,420
534		Reynolds American, Inc.	34,731
600		UST, Inc.	32,034

			388,879

Airlines: 0.0%
800		Southwest Airlines Co.	11,448

			11,448

Apparel: 0.3%
1,020	@	Coach, Inc.	52,387
836		Nike, Inc.	47,443
200		Polo Ralph Lauren Corp.	19,506

			119,336

Auto Manufacturers: 0.2%
3,350		Ford Motor Co.	27,939
900		General Motors Corp.	26,991
550		Paccar, Inc.	47,977

			102,907

Auto Parts & Equipment: 0.1%
300	@	Goodyear Tire & Rubber Co.	10,641
280		Johnson Controls, Inc.	30,716

			41,357

Banks: 3.9%
9,314		Bank of America Corp.	472,313
1,328		Bank of New York Co., Inc.	53,864
956		BB&T Corp.	40,257
606		Capital One Financial Corp.	48,347
437		Comerica, Inc.	27,457
200		Compass Bancshares, Inc.	14,000
500		Fifth Third Bancorp.	21,180
1,798		Huntington Bancshares, Inc.	40,383
1,652		Keycorp.	58,828
500		Marshall & Ilsley Corp.	23,995
1,078		Mellon Financial Corp.	46,710
1,078		National City Corp.	37,288
200		Northern Trust Corp.	13,016
379		PNC Financial Services Group, Inc.	27,970
1,898		Regions Financial Corp.	67,702
602		State Street Corp.	41,099
475		SunTrust Banks, Inc.	42,413
2,118		US Bancorp.	73,240
3,928		Wachovia Corp.	212,858
6,926		Wells Fargo & Co.	249,959
100		Zions Bancorp.	8,046

			1,620,925

Shares			Value

Beverages: 1.3%
1,942		Anheuser-Busch Cos., Inc.	$103,586
3,302		Coca-Cola Co.	174,973
959		Pepsi Bottling Group, Inc.	33,555
3,115		PepsiCo, Inc.	212,848

			524,962

Biotechnology: 0.6%
2,027	@	Amgen, Inc.	114,181
500	@	Biogen Idec, Inc.	26,110
550	@	Celgene Corp.	33,682
497	@	Genzyme Corp.	32,066
400	@	Medimmune, Inc.	23,152

			229,191

Building Materials: 0.1%
200		American Standard Cos., Inc.	11,956
468		Masco Corp.	14,138

			26,094

Chemicals: 1.0%
152		Air Products & Chemicals, Inc.	11,854
400		Ashland, Inc.	24,128
1,548		Dow Chemical Co.	70,248
300		Ecolab, Inc.	12,945
1,350		EI DuPont de Nemours & Co.	70,632
488		International Flavors & Fragrances, Inc.	25,049
1,088		Monsanto Co.	67,021
525		PPG Industries, Inc.	40,000
300		Praxair, Inc.	20,427
312		Sherwin-Williams Co.	21,104
900		Sigma-Aldrich Corp.	38,952

			402,360

Coal: 0.1%
300		Consol Energy, Inc.	14,577
380		Peabody Energy Corp.	20,535

			35,112

Commercial Services: 0.4%
300	@	Apollo Group, Inc.	14,391
800	@	Convergys Corp.	20,592
601		McKesson Corp.	37,941
444		Moody’s Corp.	30,925
295		Robert Half International, Inc.	10,366
500		RR Donnelley & Sons Co.	21,410
1,219		Western Union Co.	27,367

			162,992

Computers: 2.7%
200	@	Affiliated Computer Services, Inc.	11,670
1,600	@	Apple, Inc.	194,496
150	@	Cognizant Technology Solutions Corp.	11,784
379	@	Computer Sciences Corp.	20,997
4,736	@	Dell, Inc.	127,256
1,250		Electronic Data Systems Corp.	36,013
4,860	@	EMC Corp.	82,085
5,089		Hewlett-Packard Co.	232,618
2,938		International Business Machines Corp.	313,191
303	@	Lexmark International, Inc.	15,735
196	@	NCR Corp.	10,519
684	@	Network Appliance, Inc.	22,018
400	@	Sandisk Corp.	17,420
6,000	@	Sun Microsystems, Inc.	30,600
1,066	@	Unisys Corp.	8,869

			1,135,271

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 1.2%
500		Avon Products, Inc.	$19,195
1,025		Colgate-Palmolive Co.	68,634
300		Estee Lauder Cos., Inc.	14,190
6,297		Procter & Gamble Co.	400,174

			502,193

Distribution/Wholesale: 0.1%
265		WW Grainger, Inc.	23,333

			23,333

Diversified Financial Services: 5.1%
2,166		American Express Co.	140,747
453		Ameriprise Financial, Inc.	28,471
299		Bear Stearns Cos., Inc.	44,838
1,550		Charles Schwab Corp.	34,829
60		Chicago Mercantile Exchange Holdings, Inc.	31,860
400		CIT Group, Inc.	23,972
9,280		Citigroup, Inc.	505,667
1,130		Countrywide Financial Corp.	44,002
550	@	E*Trade Financial Corp.	13,173
1,618		Fannie Mae	103,423
273		Franklin Resources, Inc.	37,057
1,100		Freddie Mac	73,469
880		Goldman Sachs Group, Inc.	203,122
500		Janus Capital Group, Inc.	13,840
6,900		JP Morgan Chase & Co.	357,627
100		Legg Mason, Inc.	10,103
1,038		Lehman Brothers Holdings, Inc.	76,168
1,853		Merrill Lynch & Co., Inc.	171,829
2,090		Morgan Stanley	177,734
745		SLM Corp.	41,876
200		T. Rowe Price Group, Inc.	10,270

			2,144,077

Electric: 2.0%
1,138	@	AES Corp.	27,005
1,007		American Electric Power Co., Inc.	47,963
423		Constellation Energy Group, Inc.	38,819
200		Dominion Resources, Inc.	17,718
1,000		DTE Energy Co.	52,880
800		Duke Energy Corp.	15,632
991		Edison International	57,746
950		Entergy Corp.	107,255
1,350		Exelon Corp.	105,300
1,063		FirstEnergy Corp.	73,591
1,300		FPL Group, Inc.	83,109
1,154		PG&E Corp.	56,846
300		PPL Corp.	13,788
300		Progress Energy, Inc.	15,027
650		Public Service Enterprise Group, Inc.	57,811
776		TXU Corp.	52,341

			822,831

Electrical Components & Equipment: 0.2%
1,408		Emerson Electric Co.	68,218

			68,218

Electronics: 0.2%
592	@	Agilent Technologies, Inc.	22,597
500		Tektronix, Inc.	15,135
983	@	Thermo Electron Corp.	53,672
190	@	Waters Corp.	11,457

			102,861

Shares			Value

Entertainment: 0.0%
300		International Game Technology	$12,057

			12,057

Environmental Control: 0.1%
1,352		Waste Management, Inc.	52,282

			52,282

Food: 0.8%
500		Campbell Soup Co.	19,850
400		ConAgra Foods, Inc.	10,200
300	@	Dean Foods Co.	9,828
1,230		General Mills, Inc.	75,325
932		HJ Heinz Co.	44,345
2,336		Kraft Foods, Inc.	79,050
1,375		Kroger Co.	41,690
1,000		Safeway, Inc.	34,480
300		Sysco Corp.	9,936
200		Whole Foods Market, Inc.	8,220

			332,924

Forest Products & Paper: 0.2%
900		International Paper Co.	35,253
400		Plum Creek Timber Co., Inc.	16,720
438		Temple-Inland, Inc.	27,594
100		Weyerhaeuser Co.	8,196

			87,763

Gas: 0.2%
300		KeySpan Corp.	12,501
300		Nicor, Inc.	14,085
500		NiSource, Inc.	11,105
865		Sempra Energy	53,042

			90,733

Hand/Machine Tools: 0.1%
198		Black & Decker Corp.	18,697
348		Snap-On, Inc.	18,816
285		Stanley Works	18,021

			55,534

Healthcare — Products: 1.7%
1,519		Baxter International, Inc.	86,340
254		Becton Dickinson & Co.	19,368
400		Biomet, Inc.	17,448
1,850	@	Boston Scientific Corp.	28,990
200		CR Bard, Inc.	16,882
5,702		Johnson & Johnson	360,766
1,900		Medtronic, Inc.	101,023
300	@	St. Jude Medical, Inc.	12,807
500		Stryker Corp.	33,655
200	@	Varian Medical Systems, Inc.	8,060
400	@	Zimmer Holdings, Inc.	35,224

			720,563

Healthcare — Services: 0.9%
1,068		Aetna, Inc.	56,529
415	@	Coventry Health Care, Inc.	24,763
402	@	Humana, Inc.	24,944
200	@	Laboratory Corp. of America Holdings	15,748
2,648		UnitedHealth Group, Inc.	145,031
1,168	@	WellPoint, Inc.	95,087

			362,102

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
500		D.R. Horton, Inc.	$11,685
300		KB Home	13,767
200		Lennar Corp.	9,130

			34,582

Home Furnishings: 0.0%
100		Harman International Industries, Inc.	11,865
70		Whirlpool Corp.	7,816

			19,681

Household Products/Wares: 0.3%
200		Avery Dennison Corp.	13,054
200		Clorox Co.	13,428
1,437		Kimberly-Clark Corp.	101,970

			128,452

Housewares: 0.0%
500		Newell Rubbermaid, Inc.	15,880

			15,880

Insurance: 3.4%
812	@@	ACE Ltd.	49,995
986		Aflac, Inc.	52,120
1,394		Allstate Corp.	85,731
167		AMBAC Financial Group, Inc.	14,965
4,799		American International Group, Inc.	347,160
650		AON Corp.	27,898
300		Assurant, Inc.	17,835
1,192		Chubb Corp.	65,405
218		Cigna Corp.	36,543
1,200		Genworth Financial, Inc.	43,320
676		Hartford Financial Services Group, Inc.	69,743
397		Lincoln National Corp.	28,783
1,163		Loews Corp.	59,348
900		Marsh & McLennan Cos., Inc.	29,547
197		MBIA, Inc.	13,110
1,661		Metlife, Inc.	112,948
187		MGIC Investment Corp.	12,155
808		Principal Financial Group	49,126
1,838		Progressive Corp.	42,366
1,073		Prudential Financial, Inc.	109,467
218		Safeco Corp.	13,680
277		Torchmark Corp.	19,420
1,380		Travelers Cos., Inc.	74,755
400		UnumProvident Corp.	10,616
400	@@	XL Capital Ltd.	32,624

			1,418,660

Internet: 1.0%
600	@	Amazon.com, Inc.	41,484
1,916	@	eBay, Inc.	62,385
350	@	Google, Inc.	174,213
500	@	IAC/InterActiveCorp.	17,300
1,959	@	Symantec Corp.	39,160
500	@	VeriSign, Inc.	14,915
2,100	@	Yahoo!, Inc.	60,270

			409,727

Iron/Steel: 0.2%
200		Allegheny Technologies, Inc.	23,118
652		Nucor Corp.	44,036
283		United States Steel Corp.	32,024

			99,178

Shares			Value

Leisure Time: 0.2%
857		Carnival Corp.	$43,227
412		Harley-Davidson, Inc.	25,169

			68,396

Lodging: 0.2%
300		Harrah’s Entertainment, Inc.	25,635
300		Hilton Hotels Corp.	10,665
432		Marriott International, Inc.	19,894
204		Starwood Hotels & Resorts Worldwide, Inc.	14,702

			70,896

Machinery — Construction & Mining: 0.3%
1,350		Caterpillar, Inc.	106,083
200	@	Terex Corp.	16,954

			123,037

Machinery — Diversified: 0.2%
312		Cummins, Inc.	29,400
300		Deere & Co.	36,141
266		Rockwell Automation, Inc.	18,101

			83,642

Media: 1.8%
1,122		CBS Corp. - Class B	37,318
1,000		Clear Channel Communications, Inc.	38,400
4,600	@	Comcast Corp. - Class A	126,086
1,500	@	DIRECTV Group, Inc.	35,040
250		Gannett Co., Inc.	14,705
1,002		McGraw-Hill Cos., Inc.	70,451
200		Meredith Corp.	12,442
4,700		News Corp., Inc. - Class A	103,823
4,900		Time Warner, Inc.	104,713
400		Tribune Co.	12,880
1,100	@	Viacom - Class B	49,412
4,270		Walt Disney Co.	151,329

			756,599

Mining: 0.3%
1,500		Alcoa, Inc.	61,920
594		Freeport-McMoRan Copper & Gold, Inc.	46,748
500		Newmont Mining Corp.	20,340

			129,008

Miscellaneous Manufacturing: 3.2%
1,370		3M Co.	120,505
426		Cooper Industries Ltd.	22,825
525		Danaher Corp.	38,588
353		Dover Corp.	17,668
1,050		Eastman Kodak Co.	26,628
596		Eaton Corp.	55,869
18,355		General Electric Co.	689,770
1,459		Honeywell International, Inc.	84,491
1,000		Illinois Tool Works, Inc.	52,720
500	@@	Ingersoll-Rand Co.	25,665
580		ITT Corp.	39,034
418		Parker Hannifin Corp.	42,368
3,900	@@	Tyco International Ltd.	130,104

			1,346,235

Office/Business Equipment: 0.1%
2,494	@	Xerox Corp.	47,062

			47,062

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 5.3%
1,054		Anadarko Petroleum Corp.	$52,331
200		Apache Corp.	16,150
600		Chesapeake Energy Corp.	20,916
4,547		Chevron Corp.	370,535
3,051		ConocoPhillips	236,239
924		Devon Energy Corp.	70,945
400		ENSCO International, Inc.	24,228
226		EOG Resources, Inc.	17,379
11,067		ExxonMobil Corp.	920,442
300		Hess Corp.	17,766
876		Marathon Oil Corp.	108,458
200		Murphy Oil Corp.	11,800
500	@, @@	Nabors Industries Ltd.	17,470
300		Noble Corp.	27,717
1,980		Occidental Petroleum Corp.	108,841
600	@	Transocean, Inc.	58,944
1,278		Valero Energy Corp.	95,364
800		XTO Energy, Inc.	46,408

			2,221,933

Oil & Gas Services: 0.9%
500		Baker Hughes, Inc.	41,240
2,300		Halliburton Co.	82,685
500	@	National Oilwell Varco, Inc.	47,225
2,150		Schlumberger Ltd.	167,421
400	@	Weatherford International Ltd.	21,736

			360,307

Packaging & Containers: 0.2%
260		Ball Corp.	14,394
300		Bemis Co.	10,089
900	@	Pactiv Corp.	30,573
600		Sealed Air Corp.	19,380

			74,436

Pharmaceuticals: 3.6%
2,250		Abbott Laboratories	126,788
200		Allergan, Inc.	24,906
580		AmerisourceBergen Corp.	29,708
200	@	Barr Pharmaceuticals, Inc.	10,664
3,600		Bristol-Myers Squibb Co.	109,116
658		Cardinal Health, Inc.	47,679
1,600		Eli Lilly & Co.	93,792
210	@	Express Scripts, Inc.	21,441
809	@	Forest Laboratories, Inc.	41,024
924	@	Gilead Sciences, Inc.	76,479
400	@	Hospira, Inc.	15,936
544	@	King Pharmaceuticals, Inc.	11,555
500	@	Medco Health Solutions, Inc.	38,880
4,139		Merck & Co., Inc.	217,091
800		Mylan Laboratories	15,816
13,206		Pfizer, Inc.	363,033
3,150		Schering-Plough Corp.	103,131
400	@	Watson Pharmaceuticals, Inc.	12,344
2,344		Wyeth	135,577

			1,494,960

Pipelines: 0.2%
1,000		El Paso Corp.	17,040
200		Questar Corp.	21,602
1,000		Spectra Energy Corp.	26,630
1,029		Williams Cos., Inc.	32,681

			97,953

Shares			Value

Real Estate: 0.0%
300	@	CB Richard Ellis Group, Inc.	$11,166

			11,166

Real Estate Investment Trusts: 0.5%
200		Apartment Investment & Management Co.	10,974
330		Archstone-Smith Trust	20,361
200		Boston Properties, Inc.	23,136
300		Developers Diversified Realty Corp.	18,495
332		Equifax, Inc.	13,954
600		Host Hotels & Resorts, Inc.	15,312
300		Kimco Realty Corp.	13,887
500		Prologis	32,330
300		Simon Property Group, Inc.	32,394
200		Vornado Realty Trust	24,202

			205,045

Retail: 3.5%
200	@	Autozone, Inc.	25,726
300	@	Bed Bath & Beyond, Inc.	12,198
1,039		Best Buy Co., Inc.	50,173
400	@	Big Lots, Inc.	12,600
593		Circuit City Stores, Inc.	9,530
986		Costco Wholesale Corp.	55,679
2,087		CVS Corp.	80,433
291		Darden Restaurants, Inc.	13,261
500		Dollar General Corp.	10,820
800		Family Dollar Stores, Inc.	26,920
1,272	@	Federated Department Stores, Inc.	50,791
1,068		Gap, Inc.	19,779
3,562		Home Depot, Inc.	138,455
492		JC Penney Co., Inc.	39,596
850	@	Kohl’s Corp.	64,022
2,862		Lowe’s Cos., Inc.	93,931
2,152		McDonald’s Corp.	108,784
648		Nordstrom, Inc.	33,651
412	@	Office Depot, Inc.	14,997
500		RadioShack Corp.	17,070
130	@	Sears Holding Corp.	23,403
1,067		Staples, Inc.	26,739
1,342	@	Starbucks Corp.	38,663
1,701		Target Corp.	106,193
1,130		TJX Cos., Inc.	31,606
1,743		Walgreen Co.	78,662
4,760		Wal-Mart Stores, Inc.	226,576
546		Yum! Brands, Inc.	36,975

			1,447,233

Savings & Loans: 0.2%
900		Hudson City Bancorp., Inc.	11,871
1,937		Washington Mutual, Inc.	84,686

			96,557

Semiconductors: 1.4%
800	@	Advanced Micro Devices, Inc.	11,416
870		Altera Corp.	19,845
399		Analog Devices, Inc.	14,448
3,182		Applied Materials, Inc.	60,776
700	@	Broadcom Corp.	21,392
10,471		Intel Corp.	232,142
200		KLA-Tencor Corp.	10,996
600		Linear Technology Corp.	21,534
1,100	@	LSI Logic Corp.	9,548

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
412		Maxim Integrated Products	$12,669
1,100	@	Micron Technology, Inc.	13,398
407		National Semiconductor Corp.	10,956
400	@	Novellus Systems, Inc.	12,276
500	@	Nvidia Corp.	17,335
700	@	Teradyne, Inc.	11,914
2,500		Texas Instruments, Inc.	88,400
500		Xilinx, Inc.	14,240

			583,285

Software: 2.3%
1,124	@	Adobe Systems, Inc.	49,546
442	@	Autodesk, Inc.	20,089
1,213		Automatic Data Processing, Inc.	60,286
464	@	BMC Software, Inc.	15,377
1,431		CA, Inc.	37,964
500	@	Citrix Systems, Inc.	16,805
1,359	@	Compuware Corp.	15,438
508	@	Electronic Arts, Inc.	24,826
1,419		First Data Corp.	46,401
489	@	Fiserv, Inc.	28,973
1,156	@	Intuit, Inc.	35,258
15,137		Microsoft Corp.	464,252
6,986	@	Oracle Corp.	135,389
573		Paychex, Inc.	23,149

			973,753

Telecommunications: 3.7%
600	@	ADC Telecommunications, Inc.	10,050
500		Alltel Corp.	34,260
11,537		AT&T, Inc.	476,940
883	@	Avaya, Inc.	14,128
480		CenturyTel, Inc.	23,722
11,701	@	Cisco Systems, Inc.	314,991
1,200		Citizens Communications Co.	19,020
3,046	@	Corning, Inc.	76,150
312		Embarq Corp.	20,049
900	@	Juniper Networks, Inc.	21,969
4,289		Motorola, Inc.	78,017
3,124		Qualcomm, Inc.	134,176
2,900	@	Qwest Communications International, Inc.	29,841
4,440		Sprint Nextel Corp.	101,454
1,100	@	Tellabs, Inc.	12,045
4,345		Verizon Communications, Inc.	189,138

			1,555,950

Toys/Games/Hobbies: 0.1%
1,076		Mattel, Inc.	30,139

			30,139

Transportation: 0.8%
422		Burlington Northern Santa Fe Corp.	39,301
200		CH Robinson Worldwide, Inc.	10,836
460		CSX Corp.	20,902
585		FedEx Corp.	65,298
875		Norfolk Southern Corp.	50,645
450		Union Pacific Corp.	54,306
1,500		United Parcel Service, Inc.	107,955

			349,243

		Total Common Stock (Cost $ 22,216,896 )	25,118,971

Principal Amount			Value

U.S. TREASURY OBLIGATIONS: 40.1%
U.S. Treasury STRIP: 40.1%
$18,729,000	^^	6.000%, due 08/15/09	$16,825,122

		Total U.S. Treasury Obligations (Cost $16,900,562)	16,825,122

		Total Long-Term Investments (Cost $39,117,459)	41,944,093

SHORT-TERM INVESTMENTS: 0.4%
Mutual Fund: 0.1%
40,000	**	ING Institutional Prime Money Market Fund	40,000

		Total Mutual Fund (Cost $40,000)	40,000

Repurchase Agreement: 0.3%
110,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $110,016 to be received upon repurchase (Collateralized by $89,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $113,241, due 11/15/22)		110,000

	Total Repurchase Agreement (Cost $110,000)		110,000

	Total Short-Term Investments (Cost $150,000)		150,000

	Total Investments in Securities (Cost $39,267,459)*	100.5%	$42,094,093
	Other Assets and Liabilities - Net	(0.5)	(207,036)

	Net Assets	100.0%	$41,887,057

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^^	Principal Only (PO) Security
*	Cost for federal income tax purposes is $39,507,957.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,863,079
Gross Unrealized Depreciation	(276,943)

Net Unrealized Appreciation	$2,586,136

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 55.9%
Advertising: 0.1%
307		Omnicom Group	$32,327

			32,327

Aerospace/Defense: 1.4%
949		Boeing Co.	95,460
654		General Dynamics Corp.	52,477
160		L-3 Communications Holdings, Inc.	15,242
476		Lockheed Martin Corp.	46,696
474		Northrop Grumman Corp.	35,839
942		Raytheon Co.	52,375
1,398		United Technologies Corp.	98,629

			396,718

Agriculture: 0.8%
2,419		Altria Group, Inc.	171,991
532		Archer-Daniels-Midland Co.	18,641
366		Reynolds American, Inc.	23,805
300		UST, Inc.	16,017

			230,454

Airlines: 0.0%
500		Southwest Airlines Co.	7,155

			7,155

Apparel: 0.3%
716	@	Coach, Inc.	36,774
456		Nike, Inc.	25,878
100		Polo Ralph Lauren Corp.	9,753

			72,405

Auto Manufacturers: 0.2%
2,533		Ford Motor Co.	21,125
500		General Motors Corp.	14,995
375		Paccar, Inc.	32,711

			68,831

Auto Parts & Equipment: 0.1%
200	@	Goodyear Tire & Rubber Co.	7,094
202		Johnson Controls, Inc.	22,159

			29,253

Banks: 3.6%
5,821		Bank of America Corp.	295,183
927		Bank of New York Co., Inc.	37,599
530		BB&T Corp.	22,318
350		Capital One Financial Corp.	27,923
253		Comerica, Inc.	15,896
100		Compass Bancshares, Inc.	7,000
250		Fifth Third Bancorp.	10,590
1,150		Huntington Bancshares, Inc.	25,829
1,001		Keycorp.	35,646
300		Marshall & Ilsley Corp.	14,397
727		Mellon Financial Corp.	31,501
771		National City Corp.	26,669
100		Northern Trust Corp.	6,508
211		PNC Financial Services Group, Inc.	15,572
1,164		Regions Financial Corp.	41,520
375		State Street Corp.	25,601
311		SunTrust Banks, Inc.	27,769
1,325		US Bancorp.	45,819
2,388		Wachovia Corp.	129,406
4,358		Wells Fargo & Co.	157,280
126		Zions Bancorp.	10,138

			1,010,164

Shares			Value

Beverages: 1.2%
1,229		Anheuser-Busch Cos., Inc.	$65,555
2,093		Coca-Cola Co.	110,908
424		Pepsi Bottling Group, Inc.	14,836
2,012		PepsiCo, Inc.	137,480

			328,779

Biotechnology: 0.5%
1,284	@	Amgen, Inc.	72,328
300	@	Biogen Idec, Inc.	15,666
350	@	Celgene Corp.	21,434
297	@	Genzyme Corp.	19,162
300	@	Medimmune, Inc.	17,364

			145,954

Building Materials: 0.0%
100		American Standard Cos., Inc.	5,978
250		Masco Corp.	7,553

			13,531

Chemicals: 0.9%
96		Air Products & Chemicals, Inc.	7,487
200		Ashland, Inc.	12,064
993		Dow Chemical Co.	45,062
200		Ecolab, Inc.	8,630
850		EI DuPont de Nemours & Co.	44,472
346		International Flavors & Fragrances, Inc.	17,760
664		Monsanto Co.	40,902
322		PPG Industries, Inc.	24,533
200		Praxair, Inc.	13,618
211		Sherwin-Williams Co.	14,272
500		Sigma-Aldrich Corp.	21,640

			250,440

Coal: 0.1%
200		Consol Energy, Inc.	9,718
290		Peabody Energy Corp.	15,672

			25,390

Commercial Services: 0.3%
200	@	Apollo Group, Inc.	9,594
300	@	Convergys Corp.	7,722
370		McKesson Corp.	23,358
252		Moody’s Corp.	17,552
251		Robert Half International, Inc.	8,820
200		RR Donnelley & Sons Co.	8,564
833		Western Union Co.	18,701

			94,311

Computers: 2.6%
100	@	Affiliated Computer Services, Inc.	5,835
1,000	@	Apple, Inc.	121,560
150	@	Cognizant Technology Solutions Corp.	11,784
204	@	Computer Sciences Corp.	11,302
2,871	@	Dell, Inc.	77,144
834		Electronic Data Systems Corp.	24,028
3,111	@	EMC Corp.	52,545
3,170		Hewlett-Packard Co.	144,901
1,887		International Business Machines Corp.	201,154
169	@	Lexmark International, Inc.	8,776
138	@	NCR Corp.	7,406
444	@	Network Appliance, Inc.	14,292
300	@	Sandisk Corp.	13,065
3,600	@	Sun Microsystems, Inc.	18,360
681	@	Unisys Corp.	5,666

			717,818

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 1.1%
350		Avon Products, Inc.	$13,437
649		Colgate-Palmolive Co.	43,457
150		Estee Lauder Cos., Inc.	7,095
3,895		Procter & Gamble Co.	247,527

			311,516

Distribution/Wholesale: 0.0%
98		WW Grainger, Inc.	8,629

			8,629

Diversified Financial Services: 4.9%
1,435		American Express Co.	93,246
317		Ameriprise Financial, Inc.	19,923
230		Bear Stearns Cos., Inc.	34,491
1,200		Charles Schwab Corp.	26,964
40		Chicago Mercantile Exchange Holdings, Inc.	21,240
198		CIT Group, Inc.	11,866
5,764		Citigroup, Inc.	314,080
738		Countrywide Financial Corp.	28,738
250	@	E*Trade Financial Corp.	5,988
1,041		Fannie Mae	66,541
163		Franklin Resources, Inc.	22,126
750		Freddie Mac	50,093
493		Goldman Sachs Group, Inc.	113,794
250		Janus Capital Group, Inc.	6,920
4,300		JP Morgan Chase & Co.	222,869
100		Legg Mason, Inc.	10,103
704		Lehman Brothers Holdings, Inc.	51,660
1,171		Merrill Lynch & Co., Inc.	108,587
1,385		Morgan Stanley	117,780
451		SLM Corp.	25,351
100		T. Rowe Price Group, Inc.	5,135

			1,357,495

Electric: 1.8%
758	@	AES Corp.	17,987
659		American Electric Power Co., Inc.	31,388
262		Constellation Energy Group, Inc.	24,044
100		Dominion Resources, Inc.	8,859
650		DTE Energy Co.	34,372
400		Duke Energy Corp.	7,816
494		Edison International	28,785
500		Entergy Corp.	56,450
800		Exelon Corp.	62,400
663		FirstEnergy Corp.	45,899
850		FPL Group, Inc.	54,341
742		PG&E Corp.	36,551
200		PPL Corp.	9,192
150		Progress Energy, Inc.	7,514
342		Public Service Enterprise Group, Inc.	30,417
468		TXU Corp.	31,567

			487,582

Electrical Components & Equipment: 0.2%
854		Emerson Electric Co.	41,376

			41,376

Electronics: 0.2%
356	@	Agilent Technologies, Inc.	13,589
300		Tektronix, Inc.	9,081
481	@	Thermo Electron Corp.	26,263
154	@	Waters Corp.	9,286

			58,219

Shares			Value

Entertainment: 0.0%
270		International Game Technology	$10,851

			10,851

Environmental Control: 0.1%
879		Waste Management, Inc.	33,991

			33,991

Food: 0.8%
316		Campbell Soup Co.	12,545
300		ConAgra Foods, Inc.	7,650
200	@	Dean Foods Co.	6,552
780		General Mills, Inc.	47,767
650		HJ Heinz Co.	30,927
1,397		Kraft Foods, Inc.	47,274
928		Kroger Co.	28,137
507		Safeway, Inc.	17,481
200		Sysco Corp.	6,624
150		Whole Foods Market, Inc.	6,165

			211,122

Forest Products & Paper: 0.2%
650		International Paper Co.	25,461
300		Plum Creek Timber Co., Inc.	12,540
296		Temple-Inland, Inc.	18,648
100		Weyerhaeuser Co.	8,196

			64,845

Gas: 0.2%
150		KeySpan Corp.	6,251
200		Nicor, Inc.	9,390
250		NiSource, Inc.	5,553
517		Sempra Energy	31,702

			52,896

Hand/Machine Tools: 0.1%
62		Black & Decker Corp.	5,855
192		Snap-On, Inc.	10,381
159		Stanley Works	10,054

			26,290

Healthcare — Products: 1.6%
982		Baxter International, Inc.	55,817
176		Becton Dickinson & Co.	13,420
300		Biomet, Inc.	13,086
1,200	@	Boston Scientific Corp.	18,804
100		CR Bard, Inc.	8,441
3,507		Johnson & Johnson	221,888
1,150		Medtronic, Inc.	61,146
200	@	St. Jude Medical, Inc.	8,538
300		Stryker Corp.	20,193
200	@	Varian Medical Systems, Inc.	8,060
200	@	Zimmer Holdings, Inc.	17,612

			447,005

Healthcare — Services: 0.8%
544		Aetna, Inc.	28,794
260	@	Coventry Health Care, Inc.	15,514
198	@	Humana, Inc.	12,286
81	@	Laboratory Corp. of America Holdings	6,378
1,576		UnitedHealth Group, Inc.	86,318
806	@	WellPoint, Inc.	65,616

			214,906

Home Builders: 0.1%
300		D.R. Horton, Inc.	7,011

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders (continued)
200		KB Home	$9,178
200		Lennar Corp.	9,130

			25,319

Home Furnishings: 0.1%
100		Harman International Industries, Inc.	11,865
90		Whirlpool Corp.	10,049

			21,914

Household Products/Wares: 0.3%
100		Avery Dennison Corp.	6,527
100		Clorox Co.	6,714
914		Kimberly-Clark Corp.	64,857

			78,098

Housewares: 0.0%
300		Newell Rubbermaid, Inc.	9,528

			9,528

Insurance: 3.2%
465	@@	ACE Ltd.	28,630
547		Aflac, Inc.	28,914
823		Allstate Corp.	50,615
42		AMBAC Financial Group, Inc.	3,764
2,942		American International Group, Inc.	212,824
420		AON Corp.	18,026
200		Assurant, Inc.	11,890
740		Chubb Corp.	40,604
164		Cigna Corp.	27,491
750		Genworth Financial, Inc.	27,075
463		Hartford Financial Services Group, Inc.	47,768
291		Lincoln National Corp.	21,098
748		Loews Corp.	38,170
500		Marsh & McLennan Cos., Inc.	16,415
83		MBIA, Inc.	5,524
1,036		Metlife, Inc.	70,448
105		MGIC Investment Corp.	6,825
473		Principal Financial Group	28,758
1,132		Progressive Corp.	26,093
733		Prudential Financial, Inc.	74,781
110		Safeco Corp.	6,903
152		Torchmark Corp.	10,657
950		Travelers Cos., Inc.	51,462
300		UnumProvident Corp.	7,962
200	@@	XL Capital Ltd.	16,312

			879,009

Internet: 0.9%
350	@	Amazon.com, Inc.	24,199
1,266	@	eBay, Inc.	41,221
200	@	Google, Inc.	99,550
250	@	IAC/InterActiveCorp.	8,650
1,296	@	Symantec Corp.	25,907
250	@	VeriSign, Inc.	7,458
1,300	@	Yahoo!, Inc.	37,310

			244,295

Iron/Steel: 0.2%
100		Allegheny Technologies, Inc.	11,559
430		Nucor Corp.	29,042
136		United States Steel Corp.	15,390

			55,991

Shares			Value

Leisure Time: 0.1%
445		Carnival Corp.	$22,446
295		Harley-Davidson, Inc.	18,022

			40,468

Lodging: 0.2%
200		Harrah’s Entertainment, Inc.	17,090
200		Hilton Hotels Corp.	7,110
232		Marriott International, Inc.	10,684
100		Starwood Hotels & Resorts Worldwide, Inc.	7,207

			42,091

Machinery — Construction & Mining: 0.3%
900		Caterpillar, Inc.	70,722
100	@	Terex Corp.	8,477

			79,199

Machinery — Diversified: 0.2%
208		Cummins, Inc.	19,600
150		Deere & Co.	18,071
101		Rockwell Automation, Inc.	6,873

			44,544

Media: 1.7%
751		CBS Corp. - Class B	24,978
500		Clear Channel Communications, Inc.	19,200
2,825	@	Comcast Corp. - Class A	77,433
950	@	DIRECTV Group, Inc.	22,192
150		Gannett Co., Inc.	8,823
658		McGraw-Hill Cos., Inc.	46,264
100		Meredith Corp.	6,221
2,730		News Corp., Inc. - Class A	60,306
3,000		Time Warner, Inc.	64,110
300		Tribune Co.	9,660
700	@	Viacom - Class B	31,444
2,579		Walt Disney Co.	91,400

			462,031

Mining: 0.3%
900		Alcoa, Inc.	37,152
397		Freeport-McMoRan Copper & Gold, Inc.	31,244
300		Newmont Mining Corp.	12,204

			80,600

Miscellaneous Manufacturing: 3.0%
837		3M Co.	73,623
254		Cooper Industries Ltd.	13,609
338		Danaher Corp.	24,843
253		Dover Corp.	12,663
750		Eastman Kodak Co.	19,020
389		Eaton Corp.	36,465
11,363		General Electric Co.	427,004
906		Honeywell International, Inc.	52,466
500		Illinois Tool Works, Inc.	26,360
300	@@	Ingersoll-Rand Co.	15,399
336		ITT Corp.	22,613
233		Parker Hannifin Corp.	23,617
2,400	@@	Tyco International Ltd.	80,064

			827,746

Office/Business Equipment: 0.1%
1,319	@	Xerox Corp.	24,890

			24,890

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 4.9%
670		Anadarko Petroleum Corp.	$33,266
100		Apache Corp.	8,075
400		Chesapeake Energy Corp.	13,944
2,777		Chevron Corp.	226,298
1,949		ConocoPhillips	150,911
537		Devon Energy Corp.	41,231
300		ENSCO International, Inc.	18,171
138		EOG Resources, Inc.	10,612
6,898		ExxonMobil Corp.	573,707
200		Hess Corp.	11,844
497		Marathon Oil Corp.	61,534
100		Murphy Oil Corp.	5,900
300	@, @@	Nabors Industries Ltd.	10,482
150		Noble Corp.	13,859
1,226		Occidental Petroleum Corp.	67,393
400	@	Transocean, Inc.	39,296
782		Valero Energy Corp.	58,353
400		XTO Energy, Inc.	23,204

			1,368,080

Oil & Gas Services: 0.8%
300		Baker Hughes, Inc.	24,744
1,330		Halliburton Co.	47,814
350	@	National Oilwell Varco, Inc.	33,058
1,400		Schlumberger Ltd.	109,018
200	@	Weatherford International Ltd.	10,868

			225,502

Packaging & Containers: 0.2%
140		Ball Corp.	7,750
250		Bemis Co.	8,408
450	@	Pactiv Corp.	15,287
400		Sealed Air Corp.	12,920

			44,365

Pharmaceuticals: 3.3%
1,350		Abbott Laboratories	76,073
100		Allergan, Inc.	12,453
276		AmerisourceBergen Corp.	14,137
150	@	Barr Pharmaceuticals, Inc.	7,998
2,250		Bristol-Myers Squibb Co.	68,198
433		Cardinal Health, Inc.	31,375
950		Eli Lilly & Co.	55,689
110	@	Express Scripts, Inc.	11,231
448	@	Forest Laboratories, Inc.	22,718
526	@	Gilead Sciences, Inc.	43,537
200	@	Hospira, Inc.	7,968
475	@	King Pharmaceuticals, Inc.	10,089
300	@	Medco Health Solutions, Inc.	23,328
2,534		Merck & Co., Inc.	132,908
400		Mylan Laboratories	7,908
8,304		Pfizer, Inc.	228,277
1,900		Schering-Plough Corp.	62,206
200	@	Watson Pharmaceuticals, Inc.	6,172
1,354		Wyeth	78,315

			900,580

Pipelines: 0.2%
700		El Paso Corp.	11,928
100		Questar Corp.	10,801
800		Spectra Energy Corp.	21,304
737		Williams Cos., Inc.	23,407

			67,440

Shares			Value

Real Estate: 0.0%
200	@	CB Richard Ellis Group, Inc.	$7,444

			7,444

Real Estate Investment Trusts: 0.5%
120		Apartment Investment & Management Co.	6,584
200		Archstone-Smith Trust	12,340
150		Boston Properties, Inc.	17,352
120		Developers Diversified Realty Corp.	7,398
136		Equifax, Inc.	5,716
300		Host Hotels & Resorts, Inc.	7,656
200		Kimco Realty Corp.	9,258
300		Prologis	19,398
200		Simon Property Group, Inc.	21,596
150		Vornado Realty Trust	18,152

			125,450

Retail: 3.3%
150	@	Autozone, Inc.	19,295
200	@	Bed Bath & Beyond, Inc.	8,132
529		Best Buy Co., Inc.	25,545
200	@	Big Lots, Inc.	6,300
508		Circuit City Stores, Inc.	8,164
674		Costco Wholesale Corp.	38,061
1,316		CVS Corp.	50,719
162		Darden Restaurants, Inc.	7,382
300		Dollar General Corp.	6,492
450		Family Dollar Stores, Inc.	15,143
846	@	Federated Department Stores, Inc.	33,781
742		Gap, Inc.	13,742
2,223		Home Depot, Inc.	86,408
351		JC Penney Co., Inc.	28,248
440	@	Kohl’s Corp.	33,141
1,756		Lowe’s Cos., Inc.	57,632
1,382		McDonald’s Corp.	69,860
424		Nordstrom, Inc.	22,018
229	@	Office Depot, Inc.	8,336
300		RadioShack Corp.	10,242
90	@	Sears Holding Corp.	16,202
721		Staples, Inc.	18,068
830	@	Starbucks Corp.	23,912
1,045		Target Corp.	65,239
745		TJX Cos., Inc.	20,838
1,213		Walgreen Co.	54,743
2,961		Wal-Mart Stores, Inc.	140,944
307		Yum! Brands, Inc.	20,790

			909,377

Savings & Loans: 0.2%
600		Hudson City Bancorp., Inc.	7,914
1,246		Washington Mutual, Inc.	54,475

			62,389

Semiconductors: 1.3%
500	@	Advanced Micro Devices, Inc.	7,135
378		Altera Corp.	8,622
303		Analog Devices, Inc.	10,972
1,916		Applied Materials, Inc.	36,596
400	@	Broadcom Corp.	12,224
6,452		Intel Corp.	143,041
100		KLA-Tencor Corp.	5,498
300		Linear Technology Corp.	10,767
700	@	LSI Logic Corp.	6,076

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XI	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
350		Maxim Integrated Products	$10,763
650	@	Micron Technology, Inc.	7,917
320		National Semiconductor Corp.	8,614
300	@	Novellus Systems, Inc.	9,207
280	@	Nvidia Corp.	9,708
400	@	Teradyne, Inc.	6,808
1,500		Texas Instruments, Inc.	53,040
350		Xilinx, Inc.	9,968

			356,956

Software: 2.1%
540	@	Adobe Systems, Inc.	23,803
320	@	Autodesk, Inc.	14,544
730		Automatic Data Processing, Inc.	36,281
323	@	BMC Software, Inc.	10,704
996		CA, Inc.	26,424
300	@	Citrix Systems, Inc.	10,083
864	@	Compuware Corp.	9,815
261	@	Electronic Arts, Inc.	12,755
933		First Data Corp.	30,509
267	@	Fiserv, Inc.	15,820
760	@	Intuit, Inc.	23,180
8,590		Microsoft Corp.	263,455
3,867	@	Oracle Corp.	74,942
418		Paychex, Inc.	16,887

			569,202

Telecommunications: 3.5%
400	@	ADC Telecommunications, Inc.	6,700
300		Alltel Corp.	20,556
7,161		AT&T, Inc.	296,036
538	@	Avaya, Inc.	8,608
271		CenturyTel, Inc.	13,393
7,227	@	Cisco Systems, Inc.	194,551
1,000		Citizens Communications Co.	15,850
1,955	@	Corning, Inc.	48,875
184		Embarq Corp.	11,824
650	@	Juniper Networks, Inc.	15,867
2,806		Motorola, Inc.	51,041
1,910		Qualcomm, Inc.	82,035
1,550	@	Qwest Communications International, Inc.	15,950
2,694		Sprint Nextel Corp.	61,558
700	@	Tellabs, Inc.	7,665
2,762		Verizon Communications, Inc.	120,230

			970,739

Toys/Games/Hobbies: 0.1%
764		Mattel, Inc.	21,400

			21,400

Transportation: 0.7%
276		Burlington Northern Santa Fe Corp.	25,704
200		CH Robinson Worldwide, Inc.	10,836
288		CSX Corp.	13,087
317		FedEx Corp.	35,384
410		Norfolk Southern Corp.	23,731
280		Union Pacific Corp.	33,790
900		United Parcel Service, Inc.	64,773

			207,305

		Total Common Stock (Cost $13,754,558)	15,502,205

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.3%
Federal National Mortgage Association: 39.3%
$12,250,000	^^, Z	5.360%, due 09/15/09	$10,892,026

			10,892,026

		Total U.S. Government Agency Obligations (Cost $11,280,221)	10,892,026

U.S. TREASURY OBLIGATIONS: 4.8%
U.S. Treasury STRIP: 4.8%
1,485,000	^	4.853%, due 11/15/09	1,320,778

		Total U.S. Treasury Obligations (Cost $1,323,248)	1,320,778

		Total Long-Term Investments (Cost $26,358,027)	27,715,009

SHORT-TERM INVESTMENTS: 0.3%
Mutual Fund: 0.3%
79,000	**	ING Institutional Prime Money Market Fund	79,000

Total Short-Term Investments (Cost $79,000)		79,000

Total Investments in Securities (Cost $26,437,027)*	100.3%	$27,794,009
Other Assets and Liabilities - Net	(0.3)	(95,106)

Net Assets	100.0%	$27,698,903

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
^^	Principal Only (PO) Security
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $26,545,672.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,762,826
Gross Unrealized Depreciation	(514,489)

Net Unrealized Appreciation	$1,248,337

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 53.0%
Advertising: 0.1%
140		Omnicom Group	$14,742

			14,742

Aerospace/Defense: 1.3%
369		Boeing Co.	37,118
252		General Dynamics Corp.	20,220
91		L-3 Communications Holdings, Inc.	8,669
239		Lockheed Martin Corp.	23,446
225		Northrop Grumman Corp.	17,012
375		Raytheon Co.	20,850
680		United Technologies Corp.	47,974

			175,289

Agriculture: 0.8%
1,151		Altria Group, Inc.	81,836
278		Archer-Daniels-Midland Co.	9,741
152		Reynolds American, Inc.	9,886
160		UST, Inc.	8,542

			110,005

Airlines: 0.0%
230		Southwest Airlines Co.	3,291

			3,291

Apparel: 0.2%
280	@	Coach, Inc.	14,381
216		Nike, Inc.	12,258
60		Polo Ralph Lauren Corp.	5,852

			32,491

Auto Manufacturers: 0.2%
1,164		Ford Motor Co.	9,708
220		General Motors Corp.	6,598
155		Paccar, Inc.	13,521

			29,827

Auto Parts & Equipment: 0.1%
100	@	Goodyear Tire & Rubber Co.	3,547
78		Johnson Controls, Inc.	8,557

			12,104

Banks: 3.5%
2,771		Bank of America Corp.	140,517
347		Bank of New York Co., Inc.	14,074
267		BB&T Corp.	11,243
174		Capital One Financial Corp.	13,882
134		Comerica, Inc.	8,419
60		Compass Bancshares, Inc.	4,200
130		Fifth Third Bancorp.	5,507
667		Huntington Bancshares, Inc.	14,981
531		Keycorp.	18,909
140		Marshall & Ilsley Corp.	6,719
268		Mellon Financial Corp.	11,612
298		National City Corp.	10,308
50		Northern Trust Corp.	3,254
112		PNC Financial Services Group, Inc.	8,266
608		Regions Financial Corp.	21,687
161		State Street Corp.	10,991
119		SunTrust Banks, Inc.	10,626
677		US Bancorp.	23,411
1,128		Wachovia Corp.	61,126
1,994		Wells Fargo & Co.	71,963
44		Zions Bancorp.	3,540

			475,235

Shares			Value

Beverages: 1.2%
623		Anheuser-Busch Cos., Inc.	$33,231
992		Coca-Cola Co.	52,566
235		Pepsi Bottling Group, Inc.	8,223
944		PepsiCo, Inc.	64,504

			158,524

Biotechnology: 0.5%
550	@	Amgen, Inc.	30,982
130	@	Biogen Idec, Inc.	6,789
170	@	Celgene Corp.	10,411
155	@	Genzyme Corp.	10,001
130	@	Medimmune, Inc.	7,524

			65,707

Building Materials: 0.1%
70		American Standard Cos., Inc.	4,185
139		Masco Corp.	4,199

			8,384

Chemicals: 0.8%
50		Air Products & Chemicals, Inc.	3,900
100		Ashland, Inc.	6,032
537		Dow Chemical Co.	24,369
100		Ecolab, Inc.	4,315
350		EI DuPont de Nemours & Co.	18,312
144		International Flavors & Fragrances, Inc.	7,392
262		Monsanto Co.	16,139
164		PPG Industries, Inc.	12,495
70		Praxair, Inc.	4,766
103		Sherwin-Williams Co.	6,967
190		Sigma-Aldrich Corp.	8,223

			112,910

Coal: 0.1%
70		Consol Energy, Inc.	3,401
110		Peabody Energy Corp.	5,944

			9,345

Commercial Services: 0.3%
90	@	Apollo Group, Inc.	4,317
150	@	Convergys Corp.	3,861
169		McKesson Corp.	10,669
114		Moody’s Corp.	7,940
92		Robert Half International, Inc.	3,233
130		RR Donnelley & Sons Co.	5,567
331		Western Union Co.	7,431

			43,018

Computers: 2.5%
50	@	Affiliated Computer Services, Inc.	2,918
530	@	Apple, Inc.	64,427
40	@	Cognizant Technology Solutions Corp.	3,142
119	@	Computer Sciences Corp.	6,593
1,345	@	Dell, Inc.	36,140
308		Electronic Data Systems Corp.	8,873
1,485	@	EMC Corp.	25,082
1,556		Hewlett-Packard Co.	71,125
877		International Business Machines Corp.	93,488
66	@	Lexmark International, Inc.	3,427
86	@	NCR Corp.	4,616
187	@	Network Appliance, Inc.	6,020
130	@	Sandisk Corp.	5,662
1,870	@	Sun Microsystems, Inc.	9,537
414	@	Unisys Corp.	3,444

			344,494

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 1.1%
150		Avon Products, Inc.	$5,759
250		Colgate-Palmolive Co.	16,740
90		Estee Lauder Cos., Inc.	4,257
1,865		Procter & Gamble Co.	118,521

			145,277

Distribution/Wholesale: 0.0%
61		WW Grainger, Inc.	5,371

			5,371

Diversified Financial Services: 4.7%
700		American Express Co.	45,486
144		Ameriprise Financial, Inc.	9,050
87		Bear Stearns Cos., Inc.	13,047
604		Charles Schwab Corp.	13,572
20		Chicago Mercantile Exchange Holdings, Inc.	10,620
122		CIT Group, Inc.	7,311
2,758		Citigroup, Inc.	150,283
270		Countrywide Financial Corp.	10,514
170	@	E*Trade Financial Corp.	4,072
536		Fannie Mae	34,261
79		Franklin Resources, Inc.	10,723
280		Freddie Mac	18,701
227		Goldman Sachs Group, Inc.	52,396
160		Janus Capital Group, Inc.	4,429
2,020		JP Morgan Chase & Co.	104,697
30		Legg Mason, Inc.	3,031
284		Lehman Brothers Holdings, Inc.	20,840
595		Merrill Lynch & Co., Inc.	55,174
674		Morgan Stanley	57,317
200		SLM Corp.	11,242
70		T. Rowe Price Group, Inc.	3,595

			640,361

Electric: 1.6%
294	@	AES Corp.	6,977
254		American Electric Power Co., Inc.	12,098
119		Constellation Energy Group, Inc.	10,921
60		Dominion Resources, Inc.	5,315
250		DTE Energy Co.	13,220
230		Duke Energy Corp.	4,494
246		Edison International	14,334
240		Entergy Corp.	27,096
350		Exelon Corp.	27,300
267		FirstEnergy Corp.	18,484
340		FPL Group, Inc.	21,736
305		PG&E Corp.	15,024
90		PPL Corp.	4,136
80		Progress Energy, Inc.	4,007
174		Public Service Enterprise Group, Inc.	15,476
232		TXU Corp.	15,648

			216,266

Electrical Components & Equipment: 0.1%
366		Emerson Electric Co.	17,733

			17,733

Electronics: 0.2%
178	@	Agilent Technologies, Inc.	6,794
140		Tektronix, Inc.	4,238
243	@	Thermo Electron Corp.	13,268
48	@	Waters Corp.	2,894

			27,194

Shares			Value

Entertainment: 0.0%
120		International Game Technology	$4,823

			4,823

Environmental Control: 0.1%
331		Waste Management, Inc.	12,800

			12,800

Food: 0.6%
137		Campbell Soup Co.	5,439
120		ConAgra Foods, Inc.	3,060
90	@	Dean Foods Co.	2,948
324		General Mills, Inc.	19,842
219		HJ Heinz Co.	10,420
604		Kraft Foods, Inc.	20,439
342		Kroger Co.	10,369
248		Safeway, Inc.	8,551
90		Sysco Corp.	2,981
70		Whole Foods Market, Inc.	2,877

			86,926

Forest Products & Paper: 0.2%
240		International Paper Co.	9,401
130		Plum Creek Timber Co., Inc.	5,434
110		Temple-Inland, Inc.	6,930
40		Weyerhaeuser Co.	3,278

			25,043

Gas: 0.2%
90		KeySpan Corp.	3,750
100		Nicor, Inc.	4,695
140		NiSource, Inc.	3,109
202		Sempra Energy	12,387

			23,941

Hand/Machine Tools: 0.1%
37		Black & Decker Corp.	3,494
107		Snap-On, Inc.	5,785
91		Stanley Works	5,754

			15,033

Healthcare — Products: 1.6%
404		Baxter International, Inc.	22,963
92		Becton Dickinson & Co.	7,015
130		Biomet, Inc.	5,671
610	@	Boston Scientific Corp.	9,559
70		CR Bard, Inc.	5,909
1,691		Johnson & Johnson	106,990
610		Medtronic, Inc.	32,434
90	@	St. Jude Medical, Inc.	3,842
120		Stryker Corp.	8,077
60	@	Varian Medical Systems, Inc.	2,418
110	@	Zimmer Holdings, Inc.	9,687

			214,565

Healthcare — Services: 0.7%
242		Aetna, Inc.	12,809
100	@	Coventry Health Care, Inc.	5,967
96	@	Humana, Inc.	5,957
42	@	Laboratory Corp. of America Holdings	3,307
786		UnitedHealth Group, Inc.	43,049
304	@	WellPoint, Inc.	24,749

			95,838

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Home Builders: 0.1%
120		D.R. Horton, Inc.	$2,804
120		KB Home	5,507
70		Lennar Corp.	3,196

			11,507

Home Furnishings: 0.1%
40		Harman International Industries, Inc.	4,746
40		Whirlpool Corp.	4,466

			9,212

Household Products/Wares: 0.3%
50		Avery Dennison Corp.	3,264
50		Clorox Co.	3,357
377		Kimberly-Clark Corp.	26,752

			33,373

Housewares: 0.0%
140		Newell Rubbermaid, Inc.	4,446

			4,446

Insurance: 2.9%
210	@@	ACE Ltd.	12,930
249		Aflac, Inc.	13,162
354		Allstate Corp.	21,771
42		AMBAC Financial Group, Inc.	3,764
1,464		American International Group, Inc.	105,906
170		AON Corp.	7,296
80		Assurant, Inc.	4,756
312		Chubb Corp.	17,119
50		Cigna Corp.	8,382
330		Genworth Financial, Inc.	11,913
196		Hartford Financial Services Group, Inc.	20,221
124		Lincoln National Corp.	8,990
293		Loews Corp.	14,952
190		Marsh & McLennan Cos., Inc.	6,238
53		MBIA, Inc.	3,527
528		Metlife, Inc.	35,904
54		MGIC Investment Corp.	3,510
195		Principal Financial Group	11,856
584		Progressive Corp.	13,461
284		Prudential Financial, Inc.	28,974
82		Safeco Corp.	5,146
57		Torchmark Corp.	3,996
377		Travelers Cos., Inc.	20,422
120		UnumProvident Corp.	3,185
110	@@	XL Capital Ltd.	8,972

			396,353

Internet: 0.9%
150	@	Amazon.com, Inc.	10,371
558	@	eBay, Inc.	18,168
110	@	Google, Inc.	54,753
110	@	IAC/InterActiveCorp.	3,806
664	@	Symantec Corp.	13,273
160	@	VeriSign, Inc.	4,773
600	@	Yahoo!, Inc.	17,220

			122,364

Iron/Steel: 0.2%
40		Allegheny Technologies, Inc.	4,624
188		Nucor Corp.	12,698
69		United States Steel Corp.	7,808

			25,130

Shares			Value

Leisure Time: 0.1%
189		Carnival Corp.	$9,533
131		Harley-Davidson, Inc.	8,003

			17,536

Lodging: 0.2%
80		Harrah’s Entertainment, Inc.	6,836
100		Hilton Hotels Corp.	3,555
108		Marriott International, Inc.	4,973
74		Starwood Hotels & Resorts Worldwide, Inc.	5,333

			20,697

Machinery — Construction & Mining: 0.2%
360		Caterpillar, Inc.	28,289
40	@	Terex Corp.	3,391

			31,680

Machinery — Diversified: 0.2%
94		Cummins, Inc.	8,858
80		Deere & Co.	9,638
88		Rockwell Automation, Inc.	5,988

			24,484

Media: 1.5%
265		CBS Corp. - Class B	8,814
260		Clear Channel Communications, Inc.	9,984
1,215	@	Comcast Corp. - Class A	33,303
380	@	DIRECTV Group, Inc.	8,877
70		Gannett Co., Inc.	4,117
260		McGraw-Hill Cos., Inc.	18,281
80		Meredith Corp.	4,977
1,338		News Corp., Inc. - Class A	29,556
1,410		Time Warner, Inc.	30,132
120		Tribune Co.	3,864
260	@	Viacom - Class B	11,679
1,246		Walt Disney Co.	44,158

			207,742

Mining: 0.3%
430		Alcoa, Inc.	17,750
183		Freeport-McMoRan Copper & Gold, Inc.	14,402
170		Newmont Mining Corp.	6,916

			39,068

Miscellaneous Manufacturing: 2.8%
347		3M Co.	30,522
130		Cooper Industries Ltd.	6,965
157		Danaher Corp.	11,540
99		Dover Corp.	4,955
220		Eastman Kodak Co.	5,579
166		Eaton Corp.	15,561
5,469		General Electric Co.	205,519
382		Honeywell International, Inc.	22,122
230		Illinois Tool Works, Inc.	12,126
160	@@	Ingersoll-Rand Co.	8,213
150		ITT Corp.	10,095
98		Parker Hannifin Corp.	9,933
1,120	@@	Tyco International Ltd.	37,363

			380,493

Office/Business Equipment: 0.1%
688	@	Xerox Corp.	12,983

			12,983

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Oil & Gas: 4.8%
266		Anadarko Petroleum Corp.	$13,207
60		Apache Corp.	4,845
200		Chesapeake Energy Corp.	6,972
1,312		Chevron Corp.	106,915
916		ConocoPhillips	70,926
231		Devon Energy Corp.	17,736
120		ENSCO International, Inc.	7,268
56		EOG Resources, Inc.	4,306
3,335		ExxonMobil Corp.	277,372
80		Hess Corp.	4,738
232		Marathon Oil Corp.	28,724
60		Murphy Oil Corp.	3,540
150	@, @@	Nabors Industries Ltd.	5,241
70		Noble Corp.	6,467
620		Occidental Petroleum Corp.	34,081
170	@	Transocean, Inc.	16,701
334		Valero Energy Corp.	24,923
200		XTO Energy, Inc.	11,602

			645,564

Oil & Gas Services: 0.8%
130		Baker Hughes, Inc.	10,722
664		Halliburton Co.	23,871
150	@	National Oilwell Varco, Inc.	14,168
680		Schlumberger Ltd.	52,952
90	@	Weatherford International Ltd.	4,891

			106,604

Packaging & Containers: 0.1%
61		Ball Corp.	3,377
100		Bemis Co.	3,363
200	@	Pactiv Corp.	6,794
170		Sealed Air Corp.	5,491

			19,025

Pharmaceuticals: 3.2%
650		Abbott Laboratories	36,628
60		Allergan, Inc.	7,472
152		AmerisourceBergen Corp.	7,785
80	@	Barr Pharmaceuticals, Inc.	4,266
1,010		Bristol-Myers Squibb Co.	30,613
174		Cardinal Health, Inc.	12,608
520		Eli Lilly & Co.	30,482
50	@	Express Scripts, Inc.	5,105
185	@	Forest Laboratories, Inc.	9,381
213	@	Gilead Sciences, Inc.	17,630
100	@	Hospira, Inc.	3,984
181	@	King Pharmaceuticals, Inc.	3,844
120	@	Medco Health Solutions, Inc.	9,331
1,185		Merck & Co., Inc.	62,153
220		Mylan Laboratories	4,349
3,927		Pfizer, Inc.	107,953
900		Schering-Plough Corp.	29,466
110	@	Watson Pharmaceuticals, Inc.	3,395
701		Wyeth	40,546

			426,991

Pipelines: 0.2%
230		El Paso Corp.	3,919
60		Questar Corp.	6,481
240		Spectra Energy Corp.	6,391
264		Williams Cos., Inc.	8,385

			25,176

Shares			Value

Real Estate: 0.0%
80	@	CB Richard Ellis Group, Inc.	$2,978

			2,978

Real Estate Investment Trusts: 0.4%
50		Apartment Investment & Management Co.	2,744
90		Archstone-Smith Trust	5,553
70		Boston Properties, Inc.	8,098
80		Developers Diversified Realty Corp.	4,932
109		Equifax, Inc.	4,581
180		Host Hotels & Resorts, Inc.	4,594
90		Kimco Realty Corp.	4,166
140		Prologis	9,052
80		Simon Property Group, Inc.	8,638
60		Vornado Realty Trust	7,261

			59,619

Retail: 3.1%
50	@	Autozone, Inc.	6,432
80	@	Bed Bath & Beyond, Inc.	3,253
239		Best Buy Co., Inc.	11,541
100	@	Big Lots, Inc.	3,150
191		Circuit City Stores, Inc.	3,069
254		Costco Wholesale Corp.	14,343
604		CVS Corp.	23,278
78		Darden Restaurants, Inc.	3,554
140		Dollar General Corp.	3,030
192		Family Dollar Stores, Inc.	6,461
318	@	Federated Department Stores, Inc.	12,698
310		Gap, Inc.	5,741
1,062		Home Depot, Inc.	41,280
141		JC Penney Co., Inc.	11,348
210	@	Kohl’s Corp.	15,817
854		Lowe’s Cos., Inc.	28,028
689		McDonald’s Corp.	34,829
190		Nordstrom, Inc.	9,867
108	@	Office Depot, Inc.	3,931
140		RadioShack Corp.	4,780
40	@	Sears Holding Corp.	7,201
259		Staples, Inc.	6,491
314	@	Starbucks Corp.	9,046
547		Target Corp.	34,149
258		TJX Cos., Inc.	7,216
596		Walgreen Co.	26,897
1,461		Wal-Mart Stores, Inc.	69,544
147		Yum! Brands, Inc.	9,955

			416,929

Savings & Loans: 0.2%
270		Hudson City Bancorp., Inc.	3,561
627		Washington Mutual, Inc.	27,412

			30,973

Semiconductors: 1.3%
260	@	Advanced Micro Devices, Inc.	3,710
243		Altera Corp.	5,543
126		Analog Devices, Inc.	4,562
910		Applied Materials, Inc.	17,381
170	@	Broadcom Corp.	5,195
3,052		Intel Corp.	67,663
60		KLA-Tencor Corp.	3,299
160		Linear Technology Corp.	5,742
300	@	LSI Logic Corp.	2,604
106		Maxim Integrated Products	3,260

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XII	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

Semiconductors (continued)
310	@	Micron Technology, Inc.	$3,776
153		National Semiconductor Corp.	4,119
150	@	Novellus Systems, Inc.	4,604
130	@	Nvidia Corp.	4,507
200	@	Teradyne, Inc.	3,404
740		Texas Instruments, Inc.	26,166
160		Xilinx, Inc.	4,557

			170,092

Software: 1.9%
260	@	Adobe Systems, Inc.	11,461
152	@	Autodesk, Inc.	6,908
301		Automatic Data Processing, Inc.	14,960
145	@	BMC Software, Inc.	4,805
354		CA, Inc.	9,392
160	@	Citrix Systems, Inc.	5,378
348	@	Compuware Corp.	3,953
139	@	Electronic Arts, Inc.	6,793
371		First Data Corp.	12,132
106	@	Fiserv, Inc.	6,281
244	@	Intuit, Inc.	7,442
4,021		Microsoft Corp.	123,324
1,872	@	Oracle Corp.	36,279
188		Paychex, Inc.	7,595

			256,703

Telecommunications: 3.4%
180	@	ADC Telecommunications, Inc.	3,015
200		Alltel Corp.	13,704
3,455		AT&T, Inc.	142,830
269	@	Avaya, Inc.	4,304
147		CenturyTel, Inc.	7,265
3,494	@	Cisco Systems, Inc.	94,058
330		Citizens Communications Co.	5,231
918	@	Corning, Inc.	22,950
102		Embarq Corp.	6,555
270	@	Juniper Networks, Inc.	6,591
1,243		Motorola, Inc.	22,610
912		Qualcomm, Inc.	39,170
880	@	Qwest Communications International, Inc.	9,055
1,271		Sprint Nextel Corp.	29,042
300	@	Tellabs, Inc.	3,285
1,265		Verizon Communications, Inc.	55,065

			464,730

Toys/Games/Hobbies: 0.1%
276		Mattel, Inc.	7,731

			7,731

Transportation: 0.7%
122		Burlington Northern Santa Fe Corp.	11,362
60		CH Robinson Worldwide, Inc.	3,251
118		CSX Corp.	5,362
168		FedEx Corp.	18,752
215		Norfolk Southern Corp.	12,444
123		Union Pacific Corp.	14,844
430		United Parcel Service, Inc.	30,947

			96,962

		Total Common Stock (Cost $6,378,105)	7,193,682

Principal Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.7%
Federal National Mortgage Association: 34.7%
$2,697,000	^, Z	5.170%, due 11/15/09	$2,382,503
2,651,000	^, Z	5.300%, due 01/15/10	2,322,838

		Total U.S. Government Agency Obligations (Cost $4,844,923)	4,705,341

U.S. TREASURY OBLIGATIONS: 11.2%
U.S. Treasury STRIP: 11.2%
1,730,000	^^	6.500%, due 02/15/10	1,518,829

		Total U.S. Treasury Obligations (Cost $1,528,137)	1,518,829

		Total Long-Term Investments (Cost $12,751,165)	13,417,852

SHORT-TERM INVESTMENTS: 1.4%
Mutual Fund: 0.4%
56,000	**	ING Institutional Prime Money Market Fund	56,000

		Total Mutual Fund (Cost $56,000)	56,000

Repurchase Agreement: 1.0%
138,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $138,020 to be received upon repurchase (Collateralized by $111,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $141,234, due 11/15/22)		138,000

	Total Repurchase Agreement (Cost $138,000)		138,000

	Total Short-Term Investments (Cost $194,000)		194,000

	Total Investments in Securities (Cost $12,945,165)*	100.3%	$13,611,852
	Other Assets and Liabilities - Net	(0.3)	(45,647)

	Net Assets	100.0%	$13,566,205

@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
**	Investment in affiliate
^	Interest Only (IO) Security
^^	Principal Only (PO) Security Z Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $13,038,649.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$771,496
Gross Unrealized Depreciation	(198,293)

Net Unrealized Appreciation	$573,203

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING Index Plus LargeCap Equity Fund
Class A	NII	$0.2915
Class B	NII	$0.2108
Class C	NII	$0.1886
Class Q	NII	$0.2994

ING Index Plus LargeCap Equity Fund II
Class A	NII	$0.3484
Class B	NII	$0.2625
Class C	NII	$0.2415
Class Q	NII	$—

ING Principal Protection Fund III
Class A	NII	$0.3827
Class B	NII	$0.2646
Class C	NII	$0.2428
Class Q	NII	$—

ING Principal Protection Fund IV
Class A	NII	$0.1595
Class B	NII	$0.0701
Class C	NII	$0.0557
Class Q	NII	$0.1690
All Classes	LTCG	$0.2744

ING Principal Protection Fund V
Class A	NII	$0.1461
Class B	NII	$0.0595
Class C	NII	$0.0477
All Classes	STCG	$0.0622
All Classes	LTCG	$0.1007

ING Principal Protection Fund VI
Class A	NII	$0.1396
Class B	NII	$0.0590
Class C	NII	$0.0405
All Classes	STCG	$0.0360
All Classes	LTCG	$0.0194

ING Principal Protection Fund VII
Class A	NII	$0.0846
Class B	NII	$0.0100
Class C	NII	$—

ING Principal Protection Fund VIII
Class A	NII	$0.1845
Class B	NII	$0.1032
Class C	NII	$0.0746
All Classes	STCG	$0.0116

ING Principal Protection Fund IX
Class A	NII	$0.2055
Class B	NII	$0.1245
Class C	NII	$0.0933
All Classes	STCG	$0.0457
All Classes	LTCG	$0.0686

TAX INFORMATION (UNAUDITED) (CONTINUED)

Fund Name	Type	Per Share Amount

ING Principal Protection Fund X
Class A	NII	$0.1939
Class B	NII	$0.1171
Class C	NII	$0.1050
All Classes	STCG	$0.0393
All Classes	LTCG	$0.0945

ING Principal Protection Fund XI
Class A	NII	$0.2049
Class B	NII	$0.1329
Class C	NII	$0.1239
All Classes	STCG	$0.0069
All Classes	LTCG	$0.0281

ING Principal Protection Fund XII
Class A	NII	$0.1958
Class B	NII	$0.1240
Class C	NII	$0.0890

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Equity Fund	48.13%

ING Index Plus LargeCap Equity Fund II	20.35%

ING Principal Protection Fund III	23.25%

ING Principal Protection Fund IV	68.65%

ING Principal Protection Fund V	64.40%

ING Principal Protection Fund VI	72.36%

ING Principal Protection Fund VII	93.40%

ING Principal Protection Fund VIII	55.26%

ING Principal Protection Fund IX	51.86%

ING Principal Protection Fund X	42.33%

ING Principal Protection Fund XI	55.13%

ING Principal Protection Fund XII	67.65%

For the year ended May 31, 2007, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Equity Fund	47.10%

ING Index Plus LargeCap Equity Fund II	19.51%

ING Principal Protection Fund III	22.94%

ING Principal Protection Fund IV	67.66%

ING Principal Protection Fund V	63.94%

ING Principal Protection Fund VI	71.79%

ING Principal Protection Fund VII	92.74%

ING Principal Protection Fund VIII	54.84%

ING Principal Protection Fund IX	51.24%

ING Principal Protection Fund X	41.79%

ING Principal Protection Fund XI	54.43%

ING Principal Protection Fund XII	66.53%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Index Plus LargeCap Equity Fund	77.65%

ING Index Plus LargeCap Equity Fund II	85.42%

ING Principal Protection Fund III	89.80%

ING Principal Protection Fund IV	63.45%

ING Principal Protection Fund V	63.24%

ING Principal Protection Fund VI	67.91%

ING Principal Protection Fund VII	74.53%

ING Principal Protection Fund VIII	74.31%

ING Principal Protection Fund IX	63.78%

ING Principal Protection Fund X	52.42%

ING Principal Protection Fund XI	67.44%

ING Principal Protection Fund XII	76.88%

Pursuant to Internal Revenue Code Section 871(k)(2), the Funds designate the following percentages of net investment income distributions as short-term capital gain dividends:

ING Principal Protection Fund V	100.00%

ING Principal Protection Fund VI	100.00%

ING Principal Protection Fund VIII	100.00%

ING Principal Protection Fund IX	100.00%

ING Principal Protection Fund X	100.00%

ING Principal Protection Fund XI	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 - Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	173	None

Patricia W. Chadwick(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	173	Wisconsin Energy (June 2006 - Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A. Des Moines (June 1992 - Present).	173	Midamerica Financial Corporation (December 2002 - Present).

R. Barbara Gitenstein(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	173	None

Patrick W. Kenny(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	173	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

Sheryl K. Pressler(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	173	Stillwater Mining Company (May 2002 - Present); California Healthcare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 - Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	173	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	173	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustee who is an “Interested Person”:

John G. Turner(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 - Present	Retired.	173	Hormel Foods Corporation (March 2000 - Present); Shop Ko Stores, Inc. (August 1999 - December 2005); and Conseco, Inc. (September 2003 - Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.
(2)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Compliance member. The functions of the Valuation, Proxy and Brokerage Committee were combined with those of the Compliance Committee, effective May 10, 2007.
(4)	Audit Committee member.
(5)

Mr. Turner is deemed an “interested person,” of the Funds as defined under the 1940 Act, because of his relationship with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 57	Executive Vice President	February 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer and Executive Vice President	November 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002- Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*	An investment in a fund is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York

One Wall Street,

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEPPFABCQ	(0507-072707)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $444,327 for year ended May 31, 2007 and $598,759 for year ended May 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $561,378 for the year ended May 31, 2007 and $40,093 for year ended May 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $118,270 in the year ended May 31, 2007 and $136,071 in the year ended May 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Amended: February 23, 2007

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued
Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated: January 1, 2007
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP NATURAL RESOURCES TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $168,270 for year ended May 31, 2007 and $412,710 for year ended May 31, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: July 30, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: July 30, 2007

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: July 30, 2007

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